UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-5344

William Blair Funds

(Exact name of registrant as specified in charter)

222 West Adams Street, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Michelle R. Seitz

William Blair Funds

222 West Adams Street, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: 312-236-1600

Date of fiscal year end: December 31

Date of reporting period: December 31, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimates and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (ss) 3507.

Item 1.	December 31, 2007 Annual Reports transmitted to shareholders.

William Blair Funds

Annual Report

December 31, 2007

This report is submitted for the general information of the shareholders of the William Blair Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a prospectus of the William Blair Funds. Please carefully consider the Funds’ investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Funds’ prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money.

December 31, 2007	William Blair Funds 1

PERFORMANCE AS OF DECEMBER 31, 2007—CLASS N SHARES (unaudited)

	1 Yr.	3 Yr.	5 Yr.	10 Yr. (or since inception)	Inception Date	Overall Morningstar Rating
Growth Fund	13.17	11.77	13.14	5.31	3/20/1946	«««
Morningstar Large Growth	13.35	9.11	12.75	5.28		Among 1,449
Russell 3000® Growth	11.40	8.64	12.42	3.83		large growth Funds
Standard & Poor’s 500	5.49	8.62	12.83	5.91

Tax-Managed Growth Fund						«««
Return before Taxes	9.96	10.20	11.89	2.33	12/27/1999	Among 1,449
After Taxes on Distributions	9.96	10.20	11.89	2.33		large growth Funds
After Taxes on distributions and Sale of Fund Shares	5.55	8.79	10.41	2.01
Morningstar Large Growth	13.35	9.11	12.75	—
Russell 3000® Growth	11.40	8.64	12.42	(2.55)
Standard & Poor’s 500	5.49	8.62	12.83	1.76

Large Cap Growth Fund	9.30	6.42	9.39	(3.48)	12/27/1999	««
Morningstar Large Growth	13.35	9.11	12.75	—		Among 1,449
Russell 1000® Growth	11.81	8.68	12.11	(2.86)		large growth Funds

Small Cap Growth Fund	(2.15)	4.15	18.40	16.03	12/27/1999	«««
Morningstar Small Growth	7.59	7.94	15.63	—		Among 671
Russell 2000® Growth	7.05	8.11	16.50	1.29		small growth Funds
Russell 2000®	(1.57)	6.80	16.25	7.20
The Small Cap Growth Fund’s Performance during 2000 was primarily attributable to investments in initial public offerings (IPOs) during a rising market. Since then, IPOs have had an insignificant effect on the Fund’s performance.

Mid Cap Growth Fund	14.62	—	—	9.93	2/1/2006	Not rated.
Morningstar Mid-Cap Growth	15.09	—	—	—
Russell Mid Cap® Growth	11.43	—	—	8.15

Small-Mid Cap Growth Fund	12.34	10.91	—	11.32	12/29/2003	«««
Morningstar Mid-Cap Growth	15.09	11.23	—	—		Among 811
Russell 2500™ Growth	9.69	10.03	—	10.93		mid-cap growth funds

Global Growth Fund	—	—	—	(1.10)	10/15/2007	Not rated.
MSCI All Country World	—	—	—	(4.10)

International Growth Fund	18.13	20.93	24.40	15.93	10/1/1992	«««««
Morningstar Foreign Large Growth	16.26	18.25	20.90	8.41		Among 173
MSCI All Country World Ex-US	17.12	20.37	24.52	10.09		foreign large growth funds

International Equity Fund	17.68	17.02	—	17.93	5/24/2004	«««
Morningstar Foreign Large Growth	16.26	18.25	—	—		Among 173
MSCI All Country World Ex-US	17.12	20.37	—	23.31		foreign large growth funds

Please see the next page for important disclosure information.

See accompanying Notes to Financial Statements.

2 Annual Report	December 31, 2007

PERFORMANCE AS OF DECEMBER 31, 2007—CLASS N SHARES—CONTINUED (unaudited)

	1 Yr.	3 Yr.	5 Yr.	10 Yr. (or since inception)	Inception Date	Overall Morningstar Rating
International Small Cap Growth Fund	13.06	—	—	21.22	11/1/2005	Not rated.
Morningstar Foreign Small/Mid Growth	12.03	—	—	—
MSCI World Ex-US Small Cap	3.64	—	—	15.79

Emerging Markets Growth Fund	37.75	—	—	47.18	6/6/2005	Not rated.
Morningstar Diversified Emerging Markets	36.68	—	—	—
MSCI Emerging Markets	39.78	—	—	40.36
A portion of the Emerging Markets Growth Fund’s performance since inception is attributable to an investment in an initial public offering. (IPO)

Value Discovery Fund	(5.54)	4.95	12.53	9.16	12/23/1996	«««
Morningstar Small Value	(6.08)	5.02	14.58	8.88		Among 329
Russell 2000®	(1.57)	6.80	16.25	7.08		small value funds
Russell 2000® Value	(9.78)	5.27	15.80	9.06

Bond Fund	—	—	—	3.38	5/1/2007	Not rated.
Lehman Aggregate Bond Index	—	—	—	4.87

Income Fund	1.08	2.34	2.66	4.54	10/1/1990	«««
Morningstar Short-term Bond	4.29	3.25	2.88	4.41		Among 374
Lehman Intermediate Govt./Credit Bond Index	7.39	4.32	4.06	5.75		short-term bond funds

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or a loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. International and emerging markets investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. As interest rates rise, bond prices will fall and bond funds become more volatile. From time to time, the investment advisor may waive fees or reimburse expenses for certain Funds. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load.

Tax-Managed Growth Fund’s after-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class N and the after-tax returns for Class N shares will vary.

Morningstar RatingsTM are as of 12/31/2007 and are subject to change every month. The ratings are based on a risk-adjusted return measure that accounts for variation in a fund’s monthly performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each Category receive 5 stars, the next 22.5% receive 4 stars, the middle 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted-average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. The 3/5/10 year Morningstar ratings were as follows: Growth Fund ««««/«««/«««, Tax-Managed Growth Fund ««««/«««/NA, and Large Cap Growth Fund ««/««/NA, out of 1,449/1,215/554 large growth funds; Small Cap Growth Fund ««/««««/NA out of 671/556/NA small growth funds; Small-Mid Cap Growth Fund «««/NA/NA out of 811/NA/NA mid cap growth funds; Value Discovery Fund ««/«/««« out of 329/258/92 small value funds; International Growth Fund ««««/««««/««««« and International Equity Fund «««/NA/NA out of 173/155/67 foreign large growth funds; Income Fund ««/««/««« out of 374/282/159 short-term bond funds.

Please carefully consider the Funds’ investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Funds’ prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money.

See accompanying Notes to Financial Statements.

December 31, 2007	William Blair Funds 3

David C. Fording

John F. Jostrand

GROWTH FUND

The Growth Fund invests primarily in common stocks of domestic growth companies that the Advisor expects to have sustainable, above-average growth from one business cycle to the next.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform over the last year? How did the Fund’s performance compare to its benchmark?

The Growth Fund posted a 13.17% increase on a total return basis (Class N Shares) for the 12 months ended December 31, 2007. By comparison, the Fund’s benchmark, the Russell 3000® Growth Index, gained 11.40% while the Standard & Poor’s 500 Stock Index rose 5.49%.

What were the most significant market factors impacting Fund performance?

For 2007, most US equity markets gained ground with the exception of those focused on value stocks and micro cap stocks. In a significant reversal since the beginning of the millennium, growth stocks surpassed value stocks with a 12% spread or more between Russell growth and value indices. From a market cap perspective, large caps outperformed small caps. The spread between Russell large and small indices for 2007 was more than 4.7%. Volatility remained high as investors responded to weakness in economic and employment data. Second and third quarter GDP was reported as solid but the fourth quarter GDP estimate was much lower. The unemployment rate rose to 5.0% by year end suggesting a weakening labor market. Additionally, the health of consumers and financial firms came under pressure during the period due to higher defaults on home loans and mortgage related investments as well as increasing losses on credit cards and other consumer loans. As a result of these strong market headwinds in December, many market observers have discussed the potential for a recession in the coming year.

On a positive note, US corporations have significant cash on their balance sheets and profit margins have remained elevated as a result of continued cost productivity. While the US economic growth seems to be slowing, foreign growth has continued to be healthy.

In terms of sector performance in the Russell 3000® Growth index, the best contributors to overall returns were technology and industrials. The technology group was up 18.3% for the year with many of the largest bellwether companies doing well in the flight to safety. Industrials gained 13.5% for the period benefiting from strong global demand. The weakest sector contributors were Consumer Discretionary and Financials. Consumer discretionary stocks declined 9.7% as investors were concerned over a possible recession that could impact future returns for the group while Financial stocks dropped 1.7% on the issues discussed above.

Which sectors enhanced the Fund’s return? What were among the best performing investments for the Fund?

In 2007, the Fund benefited from stock selection within the Financial, Energy and Health Care sectors. In fact, the Fund saw its strongest absolute returns come from energy which increased about 70% as well as materials which rose approximately 50% in the period. Our positioning within the Financials sector led to a nearly 30% absolute return during 2007 as the portfolio leaned towards companies that are beneficiaries of volatility (e.g., Intercontinental Exchange, which saw strong gains in 2007) and away from companies that are credit or

4 Annual Report	December 31, 2007

interest-rate sensitive. Charles Schwab was also a strong absolute and relative performer, as its attractive product and service offerings, combined with effective marketing, have resulted in on-going market share gains.

Within Energy, our exposure to both oil services and exploration and production stocks saw solid relative returns. The portfolio benefited from its holdings in Smith International, Apache Corp and Suncor Energy. The price of oil approached $100 per barrel during the fourth quarter, driving optimism about future earnings.

Stock selection within Health Care also had a positive impact on both absolute and relative performance. Kyphon, a small cap health care equipment and supplier, rose significantly during the period on news that the company would be acquired by Medtronic for $71 per share. This stock was sold from the portfolio at the end of July. Another strong performer was Gilead Sciences, the leading provider of drugs to treat HIV, which continued to deliver very solid earnings growth and was a strong stock for the full year.

Were there any investment strategies or themes that did not measure up to your expectations?

Poor stock selection in Technology was the principal drag on both absolute and relative performance of the Fund. While technology stocks, in general, outperformed the market, the Fund’s Technology sector returns lagged those of the benchmark. The benchmark’s Technology returns were led by a few large cap winners such as Apple and Google, each of which appreciated by more than 50% in 2007. The fact that we did not hold these names hurt our relative performance. Equally important, a number of our Technology positions did not perform well. Two of our mid-cap Technology stocks, Network Appliance and F5 Networks, underperformed. Network Appliance declined during the year on earnings weakness and was sold from the portfolio in the third quarter. F5 Networks fell as investors began to question whether spending, particularly within the financial services industry, would be sustained into 2008. We believe cyclical concerns have been priced into the F5 Networks and that its competitive position as well as the secular drivers of its growth rate remain strong, and remain committed to the stock.

Consumer Staple stocks also hurt the portfolio’s absolute and relative performance. Walgreen’s reported a very disappointing third quarter, as expense growth exceeded revenue growth, resulting in declining margins. We sold the stock, believing these issues will take several quarters to resolve and perceiving that the company’s growth rate may slow more rapidly than anticipated.

What is your current strategy? How is the Fund positioned?

The economy is slowing driven by subprime and credit issues. We believe that economic growth will be weak through the first-half of this year, but begin to strengthen as we move to the latter part of the year. Through continued strong export growth and actions by the Federal Reserve, the economy should continue to move forward. The factors that we will continue to watch include unemployment and inflation. A significant increase in the unemployment rate could have a detrimental impact on the economic outlook while a significant increase in inflation expectation could also limit the Federal Reserve’s response to slowing growth.

We have experienced an unprecedented period of corporate profitability growth. As the economy slows, the higher quality growth companies should continue to differentiate themselves relative to the average company. Regardless of the macro issues facing the market, we continue to find quality stocks that offer growth opportunities. We continue to find interesting opportunities in Technology, select Health Care, Industrials and Energy. We believe that as overall earnings growth decelerates, investors will pay more attention to earnings multiples, and reward stocks which exhibit longer, more sustainable earnings trends with higher P/E multiples.

December 31, 2007	William Blair Funds 5

Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2007

	1 Year	3 Year	5 Year	10 Year	Since Inception
Growth Fund Class N	13.17%	11.77%	13.14%	5.31%	—%
Growth Fund Class I	13.59	12.10	13.46	—	3.60	(a)
Russell 3000® Growth Index	11.40	8.64	12.42	3.83	0.16	(a)
S&P 500 Index	5.49	8.62	12.83	5.91	3.32	(a)
(a)	For the period from October 1, 1999 to December 31, 2007.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 3000® Growth Index consists of large, medium, and small capitalization companies with above average price-to-book ratios and forecasted growth rates. The index is weighted by market capitalization and large/medium/small companies make up approximately 80%/15%/5% of the index.

The S&P 500 Index indicates broad larger capitalization equity market performance.

This report identifies the Fund’s investments on December 31, 2007. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

6 Annual Report	December 31, 2007

Growth Fund

Portfolio of Investments, December 31, 2007 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks
Information Technology—32.1%
*Activision, Inc.	223,605	$6,641
*Adobe Systems Incorporated	163,435	6,984
*Cisco Systems, Inc.	496,970	13,453
*Citrix Systems, Inc.	123,070	4,678
*Cognizant Technology Solutions Corporation	190,320	6,459
*EMC Corporation	384,635	7,127
*Euronet Worldwide, Inc.	141,655	4,250
*F5 Networks, Inc.	228,515	6,517
*FLIR Systems, Inc.	134,410	4,207
*j2 Global Communications, Inc.	234,870	4,972
*Nuance Communications, Inc.	230,780	4,311
Paychex, Inc.	174,750	6,330
Qualcomm Incorporated	173,815	6,840
*Silicon Laboratories Inc.	229,980	8,608
Taiwan Semiconductor Mfg. Co. Ltd.—ADR	1,124,411	11,199
*Verisign Inc.	123,780	4,655
*Vistaprint Limited†	182,513	7,821
*WNS (Holdings) Limited—ADR	210,290	3,438

		118,490

Health Care—18.3%
Allergan, Inc.	124,310	7,986
C.R. Bard, Inc.	67,755	6,423
*Genentech, Inc.	113,790	7,632
*Gilead Sciences, Inc.	248,620	11,439
*Healthways, Inc.	136,595	7,982
*Hologic, Inc.	118,780	8,153
*Idexx Laboratories, Inc.	71,870	4,214
*Integra Lifesciences Holding Corporation	111,535	4,677
Pharmaceutical Product Development, Inc.	225,855	9,118

		67,624

Industrials & Services—16.0%
ABB Ltd—ADR	310,370	8,939
Danaher Corporation	160,426	14,076
Expeditors International of Washington, Inc.	118,720	5,304
Fastenal Company	171,954	6,950
*IHS Inc.	99,440	6,022
*InnerWorkings, Inc.	234,465	4,047
Rockwell Automation, Inc.	73,595	5,075
Rockwell Collins, Inc.	121,775	8,764

		59,177

Consumer Discretionary—9.4%
*Coach, Inc.	124,705	3,814
*Coinstar, Inc.	186,730	5,257
International Game Technology	139,480	6,127
Johnson Controls, Inc.	242,631	8,744
*Life Time Fitness, Inc.	75,860	3,769
*McCormick & Schmick’s Seafood Restaurants, Inc.	142,945	1,705
Omnicom Group Inc.	115,785	5,503

		34,919

*Non-income producing securities

ADR = American Depository Receipt

† = U.S. listed foreign security

VRN = Variable Rate Note

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Energy—8.6%
Apache Corporation	93,700	$10,076
Smith International, Inc.	176,085	13,004
Suncor Energy, Inc.†	80,125	8,712

		31,792

Financials—6.3%
Charles Schwab & Co., Inc.	232,780	5,948
CME Group Inc.	9,050	6,208
*IntercontinentalExchange Inc.	30,080	5,790
*MF Global Ltd.†	175,680	5,529

		23,475

Consumer Staples—4.2%
PepsiCo, Inc.	140,010	10,627
Wal Mart De Mexico—ADR	140,415	4,844

		15,471

Materials—3.9%
Praxair, Inc.	161,840	14,357

Total Common Stock—98.8% (cost $297,905)		365,305

Investment in Affiliate
William Blair Ready Reserves Fund	1,699,132	1,699

Total Investment in Affiliate—0.5% (cost $1,699)		1,699

Short-Term Investment
Prudential Funding Demand Note, VRN 4.430%, due 1/2/08	$200,000	200

Total Short-Term Investment—0.0% (cost $200)		200

Repurchase Agreement
State Street Bank & Trust Company, 3.80% dated 12/31/07 due 1/2/08, repurchase price $3,309, collateralized by FNR 2002-76	3,307,874	3,308

Total Repurchase Agreement—0.9% (cost $3,308)		3,308

Total Investments—100.2% (cost $303,112)		370,512
Liabilities, plus cash and other assets—(0.2)%		(868)

Net assets—100.0%		$369,644

See accompanying Notes to Financial Statements.

December 31, 2007	William Blair Funds 7

Mark A. Fuller III

Gregory J. Pusinelli

TAX-MANAGED GROWTH FUND

The Tax-Managed Growth Fund invests primarily in common stocks of large, medium and small domestic growth companies that the Advisor expects will have sustainable, above-average growth from one business cycle to the next.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform during the past year? How did the Fund’s performance compare to its benchmark?

The Tax-Managed Growth Fund posted a 9.96% gain on a total return basis (Class N Shares) for the 12 months ended December 31, 2007. By comparison, the Fund’s benchmark, the Russell 3000® Growth Index increased 11.40% while the Standard & Poor’s 500 Stock Index rose 5.49%.

What factors were behind the Fund’s performance versus the benchmark?

The Fund benefited from its stock selection in the Consumer Discretionary, Financials, Energy and Industrials sectors, while Information Technology and Consumer Staples proved to be a drag on performance relative to the Fund’s Russell 3000® Growth Index benchmark.

What were the most significant market factors impacting Fund performance?

Following a relatively flat first quarter, and in spite of some setbacks along the way, the stock market forged ahead in the second quarter to a strong mid-year finish. Facing strong headwinds from rising interest rates, a slump in housing prices and rising energy prices, the Standard & Poor’s 500 stock index still set a record high in late May. Boosting the market’s performance was a strong flow of private equity acquisitions, a pickup in manufacturing activity and signs that inflation had moderated.

However, turmoil in the home-loan market during the third quarter sparked concerns about tightening credit worldwide. This anxiety in turn gave way to worry over signs that the economy was slipping and uncertainty about the Federal Reserve Board’s response in dealing with the credit crisis. A series of interest rate cuts by the Fed beginning in August provided some support for stocks, but for equity investors the net effect was a series of gut-wrenching ups and downs.

The equity markets fell into a slump during November and December, as investors began to worry that the crisis in the credit markets might be gradually damaging the broader economy beyond housing. In fact, the Fed’s 0.25% reduction in the discount rate in the final month of the year only seemed to heighten investor anxiety about the overall health of the economy.

What were the best performing sectors and investments for the Fund?

The two best performing sectors for the Fund during 2007 were Consumer Discretionary and Financials. Our stock selection and underweight positions in both sectors contributed to the Fund’s performance relative to the benchmark In addition, Energy was a standout sector performance-wise for the Fund during the year, as the Fund’s holdings have benefited from higher demand and the strength in oil and natural gas prices.

The Funds two best-performing investments were Smith International and Kyphon.

8 Annual Report	December 31, 2007

Smith International, which supplies drill bits, fluids, and other products to the oil and gas industry, continued to benefit from strength in oil and natural gas prices, with offshore drilling projects as a major driver of revenue in recent quarters. Smith International was up 81.06% for the year for the Fund.

Health Care holding Kyphon, Inc. was up 75.67% for the year. Kyphon developed a minimally invasive procedure, kyphoplasty, to fix spinal compression fractures. Medtronic announced in July that it would be acquiring Kyphon.

Like Kyphon, a number of other companies that the Fund owns were also involved in acquisitions, which we believe lends credibility to our quality growth philosophy of investing in high quality companies with strong management and durable business franchises. These included MedImmune, which was acquired by European drug manufacturer AstraZeneca, Laureate Education, which was bought by a private equity firm, WebEx Communications, which was subsequently acquired by Cisco Systems, and Investors Financial Services Company, which was acquired by State Street.

What were the weakest performing sectors and investments for the Fund?

As mentioned, the Information Technology sector was the single largest detractor to Fund performance during 2007, followed by Consumer Staples.

The Fund’s worst overall performing investment was Santarus, which was down 70.63% for the Fund. Santarus is a pharmaceutical company that makes less expensive versions of drugs made by large cap drug companies to treat gastrointestinal diseases and disorders. The company’s products came under pricing pressure from managed care discounts for over-the-counter versions of its drugs as well as from other generics, and growth was not nearly what the company had anticipated. Following a succession of missed quarterly earnings estimates, we had begun to eliminate our position in this stock in the third quarter. The stock was no longer held in the Fund’s portfolio at your end.

The Fund also saw weak performance from the Information Technology name Jabil.

Jabil Circuit, a technology company which provides electronics manufacturing services for other firms, was the worst performing investment for the year, declining 37.0% for the Fund. Jabil reported a weak third quarter and attributed it to lower sales in their industrial segment due to slowing U.S. economic growth. The company also reduced earnings “guidance” for the following quarter that was well below Wall Street analysts’ expectations.

What is your current strategy? How is the Fund positioned?

We currently intend to be cautious investors towards the Consumer Discretionary sector. The slump in the housing sector and recent problems in the subprime lending market are negative factors overhanging the market, and have the potential to negatively impact consumer spending. We continue to monitor these issues and the potential impact they may have on the Fund’s holdings.

In the Financial sector, we have eliminated positions where we believe a company is overexposed to “headline” risk, based on the problems in the credit markets. During the fourth quarter we finished selling our position in Moody’s, swapping it for asset management firm T. Rowe Price, a company that does not have significant credit exposure and that is experiencing strong growth in its institutional and overseas businesses. Other Financial companies in the Fund’s portfolio that we consider core names have so far demonstrated an ability to withstand the recent turbulence.

December 31, 2007	William Blair Funds 9

Within the Information Technology sector we will stick to our quality growth approach and attempt to mitigate potential losses by exiting names that we believe have a high degree of vulnerability to a slowdown in consumer spending. At the same time, we will seek to “trade up” to attractive quality growth names that that have traded down in price. And while we have not changed our philosophy or process with regard to the types of companies we seek, we intend to be more open minded with regard to stock valuation considerations within this sector, particularly if a company has a very unique franchise.

10 Annual Report	December 31, 2007

Tax-Managed Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2007

	1 Year	3 Year	5 Year	Since Inception(a)
Tax-Managed Growth Fund Class N	9.96%	10.20%	11.89%	2.33%
Tax-Managed Growth Fund Class I	10.24	10.54	12.18	2.60
Russell 3000® Growth Index	11.40	8.64	12.42	(2.55)
S&P 500 Index	5.49	8.62	12.83	1.76
(a)	For the period from December 27, 1999 to December 31, 2007.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 3000® Growth Index consists of large, medium, and small-capitalization companies with above average price-to-book ratios and forecasted growth rates. The index is weighted by market capitalization and large/medium/small companies make up approximately 80%/15%/5% of the index.

The S&P 500 Index indicates broad larger capitalization equity market performance.

This report identifies the Fund’s investments on December 31, 2007. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

December 31, 2007	William Blair Funds 11

Tax-Managed Growth Fund

Portfolio of Investments, December 31, 2007 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks
Information Technology—27.0%
*Activision, Inc.	8,453	$251
*Adobe Systems Incorporated	6,160	263
Arm Holdings plc—ADR	11,960	89
*Cisco Systems, Inc.	7,180	194
*Cognizant Technology Solutions Corporation	5,350	182
*Electronic Arts Inc.	2,950	172
*EMC Corporation	14,140	262
*Euronet Worldwide, Inc.	3,770	113
*F5 Networks, Inc.	5,160	147
FactSet Research Systems Inc.	1,840	103
Jabil Circuit Inc.	15,770	241
Microchip Technology Incorporated	5,250	165
*Nuance Communications, Inc.	5,420	101
Paychex, Inc.	5,950	216
Qualcomm Incorporated	5,100	201
*Silicon Laboratories Inc.	3,300	124
Taiwan Semiconductor Mfg. Co. Ltd.—ADR	10,719	107

		2,931

Industrials—16.9%
3M Company	2,430	205
*Corrections Corporation of America	6,210	183
Danaher Corporation	3,810	334
Expeditors International of Washington, Inc.	3,500	156
General Electric Company	6,985	259
*IHS Inc.	4,640	281
Knight Transportation, Inc.	7,832	116
Rockwell Collins, Inc.	4,110	296

		1,830

Health Care—15.6%
Allergan Inc.	4,090	263
C.R.Bard, Inc.	1,710	162
*Gilead Sciences, Inc.	5,770	265
*Healthways, Inc.	5,710	334
Pharmaceutical Product Development, Inc.	5,970	241
*Psychiatric Solutions, Inc.	4,820	157
Stryker Corporation	3,600	269

		1,691

Consumer Discretionary—9.2%
*CarMax, Inc.	6,840	135
*GameStop Corp.	2,810	175
International Game Technology	5,420	238
Johnson Controls, Inc.	5,670	204
*Scientific Games Corporation	3,590	119
*Tractor Supply Company	3,580	129

		1,000

*Non-income producing securities

ADR = American Depository Receipt

† = U.S. listed foreign security

VRN = Variable Rate Note

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Energy—8.4%
Apache Corporation	1,780	$191
Encana Corporation†	2,370	161
Smith International, Inc.	2,280	168
Suncor Energy, Inc.†	3,630	395

		915

Materials—6.2%
Airgas, Inc.	4,870	254
Praxair, Inc.	4,750	421

		675

Financials—5.9%
*Affiliated Managers Group, Inc.	1,040	122
American International Group	2,780	162
*IntercontinentalExchange, Inc.	930	179
T. Rowe Price Group, Inc.	2,990	182

		645

Consumer Staples—5.7%
Colgate-Palmolive Company	3,020	235
CVS/Caremark Corporation	3,774	150
PepsiCo, Inc.	3,095	235

		620

Total Common Stock—94.9% (cost $8,127)		10,307

Investment in Affiliate
William Blair Ready Reserves Fund	308,701	309

Total Investment in Affiliate—2.9% (cost $309)		309

Short-Term Investment
Prudential Funding Demand Note, VRN 4.430%, due 1/2/08	$100,000	100

Total Short-Term Investment—0.9% (cost $100)		100

Repurchase Agreement
State Street Bank and Trust Company, 3.800% dated 12/31/07 due 1/2/08 repurchase price $154, collateralized by FN Pool #712321	154,120	154

Total Repurchase Agreement—1.4% (cost $154)		154

Total Investments—100.1% (cost $8,690)		10,870
Liabilities, plus cash and other assets—(0.1)%		(8)

Net assets—100.0%		$10,862

See accompanying Notes to Financial Statements.

12 Annual Report	December 31, 2007

James S. Golan

John F. Jostrand

LARGE CAP GROWTH FUND

The Large Cap Growth Fund invests primarily in common stocks of quality large domestic growth companies that the Advisor believes have demonstrated sustained growth over a long period of time.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform over the last year? How did the Fund’s performance compare to its benchmark?

The Large Cap Growth Fund posted a 9.30% increase on a total return basis (Class N Shares) for the 12 months ended December 31, 2007. By comparison, the Fund’s benchmark, the Russell 1000® Growth Index, gained 11.81%.

What were the most significant market factors impacting Fund performance?

For 2007, most US equity markets gained ground with the exception of those focused on value and micro cap stocks. In a significant reversal since the beginning of the millennium, growth stocks surpassed value stocks with a 12% spread or more between Russell growth and value indices. From a market cap perspective, large caps outperformed small caps; the spread between Russell large and small indices for 2007 was more than 4.7%. Volatility remained high as investors responded to weakness in economic and employment data. Second and third quarter GDP was reported as solid but the fourth quarter GDP estimate was much lower. The unemployment rate rose to 5.0% by year end suggesting a weakening labor market. Additionally, the wealth and health of consumers and financial firms came under pressure during the period due to higher defaults on home loans and mortgage related investments as well as increasing losses on credit cards and other consumer loans. As a result of these strong market headwinds in December, many market observers have discussed the potential for a recession in the coming year.

On a positive note, US corporations have significant cash on their balance sheets and profit margins have remained elevated as a result of continued cost productivity. While the US economic growth seems to be slowing, foreign growth has continued to be healthy.

In terms of sector performance in the Russell 1000® Growth index, the best contributors to overall returns were technology and industrials. The technology group was up 19.1% for the year with many of the largest bell-whether companies doing well in the flight to safety. Industrials gained 14.0% for the period benefiting from strong global demand. The weakest sector contributors and the only ones with negative returns were consumer discretionary, telecommunications services and financials. Consumer discretionary stocks declined 10.5% as investors were concerned over a possible recession that could impact future returns for the group while financial stocks dropped 3.4% on the issues discussed above.

Were there any investment strategies or themes that did not measure up to your expectations?

Those sectors with the weakest relative portfolio performance for 2007 were Technology and Consumer Staples. For Technology, while we were overweighted in this solid performing group, a couple of factors drove the poor performance. First, our holdings in semiconductors detracted from results due to declines in Maxim Integrated Products and Taiwan Semiconductors. Maxim Integrated Products came under pressure relative to peers due to

December 31, 2007	William Blair Funds 13

delayed restatement and share buyback issues. Taiwan Semiconductor was impacted by concerns over a slowing global economy as well as some emerging concerns over the competitive environment; however, this firm continues to be viewed as an industry leader and we believe that market concerns about the competitive environment for semiconductors were overdone. We added to this position during the fourth quarter on weakness and the stock has appreciated from third quarter lows. Secondly, there was a flight to safety during the last half of the year as investors worried over a slowing economy. Investors flocked to the very largest technology companies such as Microsoft and Intel, or those with strong product momentum like Apple. The fact that we didn’t own these stocks hurt our relative performance.

Although Consumer Staples had healthy returns in the benchmark, they were the second largest detractor from relative performance due to stock selection. While Pepsi was a good performer for us, Walgreens was a disappointment. The company reported very disappointing earnings in October causing a significant drop in the stock price. We exited the stock because we believed that the issues facing the company would take several quarters to be resolved.

Which sectors enhanced the Fund’s return? What were among the best performing investments for the Fund?

Stock selection in Financials, Energy and Industrials sectors assisted performance for the year. Financial stocks, which had a negative return in the benchmark, drove a significant part of the Fund’s performance. With positioning in select capital markets and diversified financial services companies, our financial stocks had positive results and we were able to avoid significant exposure to the sub prime and credit issues faced by the market during the year. Charles Schwab was a strong relative and absolute performer with solid quarterly earnings reports driven by continued strong asset growth.

Energy stocks were the best performing sector for the Fund versus the benchmark with a return of 41%. Our exploration and production stocks saw strong returns in the period. Appreciation was particularly pronounced for Apache and Suncor, as global demand for oil continued to rise and the price of oil reached near $100 per barrel. Schlumberger was also a strong performer as producers began a more aggressive push to find new energy reserves.

Our industrial stocks were also good performers for the Fund driven by strength in Danaher and ABB Ltd. Danaher continued to deliver the financial results investors have grown to expect over time while ABB continued to benefit from the strong global demand for its products used in the electrical power grid.

What is your current strategy? How is the Fund positioned?

The economy is slowing driven by sub prime and credit issues. We believe that economic growth will be weak through the first-half of this year, but begin to strengthen as we move to the latter part of the year. Through continued strong export growth and actions by the Federal Reserve, the economy should continue to move forward. The factors that we will continue to watch include unemployment and inflation. A significant increase in the unemployment rate could have a detrimental impact on the economic outlook while a significant increase in inflation expectation could also limit the Federal Reserve’s response to slowing growth.

We have experienced an unprecedented period of corporate profitability growth. As the economy slows, the higher quality growth companies should continue to differentiate themselves relative to the average company. Regardless of the macro issues facing the market, we continue to find quality stocks that offer growth opportunities. We continue to find interesting opportunities in Technology, select Health Care, Industrials and Energy. We believe that as overall earnings growth decelerates, investors will pay more attention to earnings multiples, and reward stocks which exhibit longer, more sustainable earnings trends with higher P/E multiples.

14 Annual Report	December 31, 2007

Large Cap Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2007

	1 Year	3 Year	5 Year	Since Inception(a)
Large Cap Growth Fund Class N	9.30%	6.42%	9.39%	(3.48)%
Large Cap Growth Fund Class I	9.36	6.60	9.66	(3.29)
Russell 1000® Growth Index	11.81	8.68	12.11	(2.86)
(a)	For the period from December 27, 1999 to December 31, 2007.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 1000® Growth Index consists of large capitalization companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2007. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

December 31, 2007	William Blair Funds 15

Large Cap Growth Fund

Portfolio of Investments, December 31, 2007 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks
Information Technology—29.3%
*Adobe Systems Incorporated	24,655	$1,053
*Autodesk, Inc.	14,350	714
*Cisco Systems Inc.	68,954	1,867
Corning Incorporated	30,230	725
*EMC Corporation	55,945	1,037
*Fiserv, Inc.	9,850	547
*Google Inc.	630	436
Maxim Integrated Products, Inc.	19,340	512
Paychex, Inc.	20,035	726
Qualcomm Incorporated	16,695	657
Taiwan Semiconductor Mfg. Co. Ltd.—ADR	98,826	984
*Verisign, Inc.	16,390	616

		9,874

Health Care—17.7%
Allergan, Inc.	15,520	997
C. R. Bard, Inc.	11,465	1,087
*Genentech, Inc.	11,975	803
*Gilead Sciences, Inc.	25,520	1,174
*Hologic, Inc.	10,410	715
Stryker Corporation	8,955	669
*Thermo Fisher Scientific Inc.	8,930	515

		5,960

Industrials—16.0%
ABB Ltd.—ADR	32,250	929
Danaher Corporation	22,442	1,969
Expeditors International of Washington, Inc.	10,810	483
Rockwell Automation, Inc.	9,490	654
Rockwell Collins, Inc.	18,565	1,336

		5,371

Energy—10.0%
Apache Corporation	11,720	1,260
Schlumberger Limited†	13,315	1,310
Suncor Energy, Inc.†	7,385	803

		3,373

Financials—9.2%
Brookfield Asset Management Inc.†	8,730	312
Charles Schwab & Co, Inc.	42,655	1,090
CME Group Inc.	760	521
Franklin Resources, Inc.	5,705	653
*IntercontinentalExchange, Inc.	2,650	510

		3,086

*Non-income producing securities

ADR = American Depository Receipt

† = U.S. listed foreign security

VRN = Variable Rate Note

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Consumer Discretionary—6.9%
*Coach, Inc.	11,690	$358
International Game Technology	9,687	425
Johnson Controls, Inc.	29,895	1,077
Omnicom Group Inc.	9,550	454

		2,314

Consumer Staples—4.5%
PepsiCo, Inc.	14,005	1,063
Wal Mart De Mexico—ADR	13,060	451

		1,514

Materials—4.3%
Praxair, Inc.	16,345	1,450

Total Common Stock—97.9% (cost $28,392)		32,942

Investment in Affiliate
William Blair Ready Reserves Fund	244,119	244

Total Investment in Affiliate—0.7% (cost $244)		244

Short-Term Investment
American Express Credit Corp. Demand Note, VRN 4.695%, due 1/2/08	$407,000	407
Prudential Funding Demand Note, VRN 4.430%, due 1/2/08	510,000	510

Total Short-Term Investment—2.7% (cost $917)		917

Repurchase Agreement
State Street Bank and Trust Company, 3.800% dated 12/31/07, due 1/2/08, repurchase price $600, collateralized by FN Pool #712321	599,500	600

Total Repurchase Agreement—1.8% (cost $600)		600

Total Investments—103.1% (cost $30,153)		34,703
Liabilities, plus cash and other assets—(3.1)%		(1,036)

Net assets—100.0%		$33,667

See accompanying Notes to Financial Statements.

16 Annual Report	December 31, 2007

Karl W. Brewer

Colin J. Williams

SMALL CAP GROWTH FUND

The Small Cap Growth Fund invests primarily in common stocks of small domestic growth companies that the Advisor expects to have solid growth in earnings.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform over the last year? How did the Fund’s performance compare to its benchmark?

The Small Cap Growth Fund posted a 2.15% loss on a total return basis (Class N Shares) for the 12 months ended December 31, 2007. By comparison, the Funds benchmark, the Russell® Growth Index gained 7.05% while the Russell 2000® Index lost 1.57% for the year end December 31, 2007.

What were the most significant factors impacting Fund performance? What factors were behind the Fund’s performance versus the benchmark?

As we look back at 2007, we entered the year much differently than we exited the year. The first half of the year was characterized by positive prospects for economic growth and corporate profit growth to continue their strong trends. The immense merger and buyout activity continued through the first six months of the year and was a boost to stock valuations. The housing market had already begun to slow but there was little fallout to consumer spending at that point, and despite a brief scare in February 2007, mortgage-related issues had not been a material problem. With that, most equity indices turned in strong mid to high single digit performances through the end of June — with a slight bias towards growth over value and towards small and mid caps over large. However, in the second half of 2007, the breadth and depth of the mortgage-related problems came to the surface and the slumping housing industry began to take its toll on consumers and those companies with revenue exposure to residential real estate investment and sales activity. As we exited 2007, stock market volatility had increased dramatically. This was caused by the expanding housing market and credit issues and the uncertain severity of their effects on the consumer and overall economy. Accordingly, equity indices finished the second half of the year considerably weaker than the first six months of the year. As earnings growth became less broad-based, growth indices sharply outpaced their value counterparts in the second half of the year, and for 2007 as a whole. The flight to quality witnessed in the back half of the year drove investors up the cap spectrum. Because of this, large caps narrowly outpaced mid caps during 2007, while small caps were the notable laggards.

With the housing market slump and credit quality concerns of 2007, the Consumer Discretionary and Financials sectors were the weakest performers for the Russell 2000® Growth Index. With rising crude prices and commodity prices in general, along with strong global industrial activity, the Energy, Materials and Industrials sectors turned in the strongest performances. The defensive-natured Health Care sector also outperformed the broad market during 2007, as it was one of the best performing sectors in the second half of the year when risk aversion increased dramatically.

From a relative standpoint, the Fund underperformed the Russell 2000® Growth Index during the year. Negative stock selection contributed to the Fund’s underperformance, but market headwinds played a role as well.

1.

First, our market cap bias disadvantaged us this year given that “bigger was better” along the market cap spectrum and our investment process seeks to find smaller, less-discovered companies. We were underweight the largest quintile of stocks in

December 31, 2007	William Blair Funds 17

the Russell 2000® Growth which was up 13.5% for the year, while we were overweight the smallest quintile which turned in only a 4.3% return.

2.	The second style bias that detracted from performance was our valuation sensitivity. We believe that we are more valuation sensitive than most growth investors. During 2007 and especially later in the year, the market was biased toward more expensive stocks, which made it a tougher environment for our style of investing.

3.	Similarly, the third style dynamic that disadvantaged the Fund was the fact the market rewarded momentum stocks and the Fund suffered because of our bias to avoid chasing stocks simply because of great recent performance.

4.	Finally, industry factors also detracted from relative performance during the year. Some of the traditional cyclical and commodity-driven industries such as Industrial Conglomerates, Chemicals, and Metals & Mining performed well. Our style of finding companies with more sustainable growth prospects, which are often less economically sensitive, biases us away from these types of industries.

5.	Our stock selection in the Fund was a detractor from relative performance during 2007 as well. When simply examining the Fund by sector, certain stocks in the Consumer Discretionary, Information Technology, Industrials and Health Care sectors were particularly weak relative to the benchmark.

What were among the weakest performing investments for the Fund?

Two of the weakest performing stocks for the Fund were Santarus and WNS Holdings.

Santarus, a specialty pharmaceutical company, was a stock we owned because they had one of the fastest-acting drugs in the huge ($12 billion) acid reflux drug category. Our investment thesis was that Santarus would rapidly penetrate this large market with a superior product to the competition. However, throughout the course of the year, we were disappointed with data on sales force productivity, and more importantly, increasing generic and over-the-counter utilization and the corresponding pricing pressure within the acid reflux market. The latter made us question the ongoing market opportunity and earnings power for the company, and we therefore sold the stock.

WNS Holdings Limited operates in the business process outsourcing (BPO) industry. The company offers its corporate clients an outsourced solution for various business functions in areas such as finance and accounting, supply chain management, human resources and market research. During August, one of the company’s mortgage servicing clients informed the company that it would no longer be in business, and therefore, earnings expectations needed to come down. The stock was down in the days following the announcement, which we thought mostly reflected the loss in earnings derived from that client. However, despite having minimal exposure to other mortgage servicers and the balance of their business performing well, the stock continued to sell off through year end as the valuation compressed due to the stigma of having “mortgage-related” exposure. We continue to be optimistic about the future growth prospects for WNS.

What were among the best performing investments for the Fund?

Two of the best performing stocks during the year were Air Methods and SurModics.

Air Methods is a leader in medical air transport. The company contracts with both hospitals and communities for emergency and non-emergency transport. The stock performed very well in 2007 as the company surpassed earnings expectations throughout the year. This business strength was the result of strong medical transport trends, and in turn, high earnings contribution due to Air Methods’ largely fixed cost model.

18 Annual Report	December 31, 2007

SurModics, a medical technology and device company, was another top performer in the Portfolio during 2007. In June, the company announced that it was entering an agreement with Merck to develop and commercialize products using Merck’s drug compounds and Surmodics’ I-Vation drug delivery system to treat various retinal diseases in the ophthalmology market. SurModics also bought back shares, made two acquisitions and announced a partnership with a leading orthopedics company. All of these events translated into positive sentiment for the stock during 2007.

What is your current outlook?

The threat of a recession is the main overhang on the markets as we look out to 2008. The housing market shows little signs of stabilizing, employment data has softened recently, and the conventional wisdom of a global economy moderating any US slowdown is being tested as two major pieces of the world economy, Europe and Japan, show signs of moderation as well. From an earnings perspective, growth forecasts appear overly optimistic for 2008 so the market could be at further risk if expectations ease in the coming months. However, valuation multiples are at reasonable levels and the Federal Reserve seems willing to combat any signs of a recession. The dichotomy in the market during 2007, in which consumer related shares vastly underperformed those on the industrial side of the economy, may still present opportunities on a bottom-up basis, as certain consumer stocks may be more fully discounting an economic slowdown than are many industrial companies. Regardless, we will continue to look across all sectors for companies with more company-specific growth drivers that should enable them to exceed growth expectations despite the macro-economic environment.

Is there any other news with respect to the Fund?

With respect to illiquid securities in the Fund, there are five companies for which the fund holds illiquid securities or warrants. These securities amounted to roughly 1.2% of the Fund as of December 31, 2007. The Fund holds warrants of Motorcar Parts of America, Zila Inc and Think Partnership, Inc. The underlying warrants for the above mentioned securities are exercisable at various dates until 2011. The Fund also holds common shares of Kona Grill, a restaurant company, which were purchased in two private transactions during 2006. These shares are expected to become freely tradable during 2008. Likewise, the Fund owns shares of BancTec which provides automation solutions to the retail banking industry; these shares are also expected to become freely tradable during 2008. The Fund’s Pricing Committee and Valuation Committee are currently pricing BancTec common shares, Kona Grill common shares and all warrants at fair value.

December 31, 2007	William Blair Funds 19

Small Cap Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2007

	1 Year	3 Year	5 Year	Since Inception(a)
Small Cap Growth Fund Class N	(2.15)%	4.15%	18.40%	16.03%
Small Cap Growth Fund Class I	(1.88)	4.44	18.70	16.32
Russell 2000® Growth Index	7.05	8.11	16.50	1.29
Russell 2000® Index	(1.57)	6.80	16.25	7.20
(a)	For the period from December 27, 1999 to December 31, 2007.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Growth Index consists of small-capitalization companies with above average price-to-book ratios and forecasted growth rates.

The Russell 2000® Index is an unmanaged composite of the smallest 2000 stocks of the Russell 3000® Index.

This report identifies the Fund’s investments on December 31, 2007. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

20 Annual Report	December 31, 2007

Small Cap Growth Fund

Portfolio of Investments, December 31, 2007 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks
Information Technology—35.0%
*DTS, Inc.	827,500	$21,159
*EarthLink, Inc.	2,401,291	16,977
*Euronet Worldwide, Inc.	1,107,282	33,218
*F5 Networks, Inc.	372,799	10,632
*GigaMedia Limited†	778,438	14,596
*j2 Global Communications, Inc.	784,347	16,605
*MathStar, Inc.	1,290,104	839
*Metavante Technologies, Inc.	455,806	10,629
*Miva, Inc.	3,027,199	5,782
*Monotype Imaging Holdings Inc.	185,745	2,818
*Nuance Communications, Inc.	994,644	18,580
*Optimal Group, Inc.†	2,164,208	8,981
*PDF Solutions, Inc.	1,889,930	17,028
*Silicon Laboratories, Inc.	546,303	20,448
*Skillsoft, plc—ADR	1,440,415	13,770
*Sonic Solutions	1,143,655	11,883
*SuccessFactors, Inc.	1,041,000	12,305
Syntel, Inc.	188,600	7,265
*Think Partnership, Inc.	4,626,270	7,032
*Ultimate Software Group, Inc.	462,285	14,548
United Online, Inc.	1,805,299	21,339
*Virtusa Corporation	708,131	12,272
*VistaPrint Limited†	668,112	28,629
*Volterra Semiconductor Corporation	752,727	8,303
*Website Pros, Inc.	1,922,561	22,321
*Wind River Systems, Inc.	989,375	8,835
*WNS Holdings Limited—ADR	1,003,909	16,414

		383,208

Health Care—21.0%
*Air Methods Corporation	433,504	21,532
*Allscrpits Healthcare Solutions, Inc.	289,938	5,631
*Capital Senior Living Corporation	1,228,146	12,195
*Healthways, Inc.	408,893	23,896
*HMS Holdings Corp.	228,784	7,598
*Integra Lifesciences Holdings Corporation	377,872	15,844
*Iris International, Inc.	476,140	9,342
*Kensey Nash Corporation	310,869	9,301
*LifeCell Corporation	222,234	9,581
*Northstar Neuroscience, Inc.	577,926	5,375
*Omnicell, Inc.	128,300	3,455
*Providence Service Corporation	821,414	23,115
*Psychiatric Solutions, Inc.	411,054	13,359
*Sangamo Biosciences, Inc.	794,874	10,405
*Sciele Pharma, Inc.	441,098	9,020
*Surmodics, Inc.	415,453	22,547
*Trinity Biotech plc—ADR	1,010,654	6,893
*VistaCare, Inc.	1,907,915	13,832
*Zila, Inc.	7,237,388	7,020

		229,941

Consumer Discretionary—15.1%
*Century Casinos, Inc.	1,289,233	8,303
*Coinstar, Inc.	529,804	14,914
*DG Fastchannel, Inc	1,046,244	26,826
*Duckwall-ALCO Stores, Inc.	322,738	10,302
*Granite City Food & Brewery, Ltd.	1,247,423	3,318
*Jarden Corporation	742,503	17,531
*Jos. A. Bank Clothiers, Inc.	334,222	9,509
*K12 Inc.	210,730	5,454
*Kona Grill, Inc.—144A	300,000	4,374
*Kona Grill, Inc.** (restricted)	135,134	1,701

Issuer	Shares	Value

Common Stocks—(continued)
Consumer Discretionary—(continued)
*Kona Grill, Inc.	210,695	$3,072
*Lions Gate Entertainment Corporation†	1,092,832	10,294
*Motorcar Parts of America, Inc.	706,436	7,735
*Progressive Gaming International Corporation	5,331,944	13,222
*Shuffle Master, Inc.	761,512	9,131
Strayer Education, Inc.	100,706	17,178
*Ulta Salon, Cosmetics & Fragrance, Inc.	135,900	2,331

		165,195

Energy—6.6%
*Concho Resources Inc.	742,883	15,311
*Dril-Quip, Inc.	213,588	11,888
*Oil States International, Inc.	319,025	10,885
*Petrohawk Energy Corporation	1,308,107	22,644
*W-H Energy Services, Inc.	196,730	11,058

		71,786

Financials—5.8%
*Banctec, Inc.**	1,809,982	10,860
*Cash Systems, Inc.	1,131,365	5,001
*FirstService Corporation†	334,021	10,198
*Marlin Business Services Corporation	579,313	6,986
National Financial Partners Corporation	419,975	19,155
*Signature Bank New York	344,782	11,636

		63,836

Industrials—5.8%
*GEO Group, Inc.	664,796	18,614
Heidrick & Struggles International, Inc.	314,631	11,676
*Hudson Highland Group, Inc.	617,358	5,192
*InnerWorkings, Inc.	1,382,752	23,866
*Kforce, Inc.	438,345	4,274

		63,622

Consumer Staples—2.7%
*Overhill Farms, Inc.	1,903,720	5,406
*Physicians Formula Holdings, Inc.	1,335,045	15,860
*Smart Balance, Inc.	753,934	8,241

		29,507

Telecommunication Services—1.9%
*Syniverse Holdings, Inc.	1,312,233	20,445

Total Common Stock—93.9% (Total Cost $964,213)		1,027,540

Exchange-Traded Funds—1.0%
iShares, Russell 2000 Growth	124,622	10,403

Total Exchange-Traded Funds—1.0% (cost $10,383)		10,403

Investment in Warrants
*Motorcar Parts of America, Inc.**	111,575	—
*Think Partnership, Inc., 2011, $2.50**	1,424,000	—
*Think Partnership, Inc., 2011, $3.05**	448,409	—
*Think Partnership, Inc., 2011, $4.00**	224,205	—
*Zila, Inc., 2011, $2.21**	2,271,528	—

Total Investment in Warrants—0.0% (cost $0)		—

See accompanying Notes to Financial Statements.

December 31, 2007	William Blair Funds 21

Small Cap Growth Fund

Portfolio of Investments, December 31, 2007 (all dollar amounts in thousands)

Issuer	Shares or Principal Amount	Value

Investment in Affiliate
William Blair Ready Reserves Fund	1,553,704	$1,554

Total Investment in Affiliate—0.1% (cost $1,554)		1,554

Short-Term Investments
American Express Credit Corp. Demand Note, VRN 4.695%, due 1/2/08	$12,710,000	12,710
Prudential Funding Demand Note, VRN 4.430%, due 1/2/08	11,602,000	11,602

Total Short-Term Investments—2.2% (cost $24,312)		24,312

*Non-income producing securities

ADR = American Depository Receipt

† = U.S. listed foreign security

VRN = Variable Rate Note

** = Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. The holdings represents 1.15% of the Fund's net assets at December 31, 2007. These securities were also deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees.

Issuer	Principal Amount	Value

Repurchase Agreement
State Street Bank and Trust Company, 3.800% dated 12/31/07, due 1/2/08, repurchase price $28,610, collateralized by U.S. Treasury Bill, due 2/28/08	$28,604,422	$28,604

Total Repurchase Agreement—2.6% (cost $28,604)		28,604

Total Investments—99.8% (cost $1,029,066)		1,092,413

Cash and other assets, less liabilities—0.2%		2,006

Net assets—100.0%		$1,094,419

If a Fund’s portfolio holding represents ownership of 5% or more of the voting securities of a company, the company is deemed to be an affiliate as defined in the Investment Company Act of 1940. The Small Cap Growth Fund had the following transactions during the year ended December 31, 2007 with affiliated companies:

	Share Activity				Period Ended December 31, 2007
					(in thousands)
Security Name	Balance 12/31/2006	Purchases	Sales	Balance 12/31/2007	Value	Dividends Included in Income
4 Kids Entertainment, Inc.	696,575	23,800	720,375	—	$—	$—
Access Integrated Technologies, Inc.	1,530,387	740,427	2,270,814	—	—	—
Cash Systems, Inc.	—	1,146,065	14,700	1,131,365	5,001	—
Century Casinos, Inc.	1,546,133	75,400	332,300	1,289,233	8,303	—
DG Fastchannel, Inc	971,150	933,481	858,387	1,046,244	26,826	—
Duckwall-ALCO Stores, Inc.	325,133	80,705	83,100	322,738	10,302	—
Frozen Food Express Industries, Inc.	894,816	30,400	925,216	—	—	78
Granite City Food & Brewery, Ltd.	—	1,372,423	125,000	1,247,423	3,318	—
Kona Grill, Inc.	764,729	—	118,900	645,829	9,147	—
Lifecore Biomedical, Inc.	1,117,713	29,700	1,147,413	—	—	—
Marlin Business Services Corp.	756,915	96,400	274,002	579,313	6,986	—
Miva, Inc.	—	3,027,199	—	3,027,199	5,782	—
Motorcar Parts of America, Inc.	—	743,836	37,400	706,436	7,735	—
Optimal Group, Inc.	2,150,379	780,542	766,713	2,164,208	8,981	—
Overhill Farms, Inc.	1,903,720	—	—	1,903,720	5,406	—
PDF Solutions, Inc.	1,276,203	785,038	171,311	1,889,930	17,028	—
Physicians Formula Holdings, Inc.	—	1,352,345	17,300	1,335,045	15,860	—
Progressive Gaming International Corporation	—	5,331,944	—	5,331,944	13,222	—
Providence Service Corporation	548,734	409,852	137,172	821,414	23,115	—
Santarus, Inc.	3,588,835	113,500	3,702,335	—	—	—
Stratasys, Inc.	590,537	19,400	609,937	—	—	—
Think Partnership, Inc.	4,627,970	125,400	127,100	4,626,270	7,032	85
Trinity Biotech plc-ADR	95,627	1,406,523	491,496	1,010,654	6,893	—
VistaCare Inc.	—	1,907,915	—	1,907,915	13,832	—
Volterra Semiconductor Corporation	1,842,933	57,700	1,147,906	752,727	8,303	—
Website Pros, Inc.	—	2,239,061	316,500	1,922,561	22,321	—
Zila, Inc.	7,312,888	—	75,500	7,237,388	7,020	—

					$232,413

See accompanying Notes to Financial Statements.

22 Annual Report	December 31, 2007

Harvey H. Bundy, III

Robert C. Lanphier, IV

David P. Ricci

MID CAP GROWTH FUND

The Mid Cap Growth Fund primarily invests in a diversified portfolio of common stocks of medium-sized domestic growth companies.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform during the past year? How did the Fund’s performance compare to its benchmark?

The Mid Cap Growth Fund posted a 14.62% increase on a total return basis (Class N Shares) for the 12-month period ending December 31, 2007. By comparison, the Fund’s benchmark, the Russell Midcap® Growth Index, gained 11.43% during the period.

What were the most significant market factors impacting Fund performance? What factors were behind the Fund’s performance versus the benchmark?

As we look back at 2007, we entered the year much differently than we exited the year. The first half of the year was characterized by positive prospects for economic growth and corporate profit growth to continue their strong trends. The immense merger and buyout activity continued through the first six months of the year and was a boost to stock valuations. The housing market had already begun to slow but there was little fallout to consumer spending at that point, and despite a brief scare in February, mortgage-related issues had not been a material problem. With that, most equity indices turned in strong mid to high single digit performances through the end of June—with a slight bias towards growth over value and towards small and mid caps over large. However, in the second half of 2007, the breadth and depth of the mortgage-related problems came to the surface and the slumping housing industry began to take its toll on consumers and those companies with revenue exposure to residential real estate investment and sales activity. As we exited 2007, stock market volatility had increased dramatically. This was caused by the deteriorating housing market and credit issues, and the uncertain severity of their effects on the consumer and overall economy. Accordingly, equity indices finished the second half of the year considerably weaker than the first six months of the year. As earnings growth became less broad-based, growth indices sharply outpaced their value counterparts in the second half of the year, and for 2007 as a whole. The flight to quality witnessed in the back half of the year drove investors up the cap spectrum. Because of this large caps narrowly outpaced mid caps during 2007, while small caps were the notable laggards.

Given the above events that transpired over 2007, it would be appropriate that the Consumer Discretionary and Financials sectors were the weakest performers in the Russell Midcap Growth® Index. With rising crude prices and commodity prices in general, along with strong global industrial activity, the Energy, Materials and Industrials sectors turned in the strongest performances. The defensive-natured Health Care sector also outperformed the broad market during 2007, with particular strength later in the year as risk aversion increased dramatically.

From a relative standpoint, the Fund outperformed its benchmark over the calendar year 2007. This was due to our investment style coming into favor and strong stock selection within many sectors. Our growth oriented Fund holdings and bias towards companies with lower debt on their balance sheet advantaged the Fund as earnings growth became less widespread and as credit concerns rose throughout the year. Stock selection within the Consumer Discretionary and Health Care sectors were the biggest contributors to relative return during the year, and the Financials and Energy sectors also contributed. The main area of relative weakness for the Fund was the Industrials sector. Also, our lower-than-benchmark

December 31, 2007	William Blair Funds 23

average market capitalization was a slight positive to relative performance. Although it may seem a little counterintuitive given the market cap dynamic in the overall market, the small end of the mid cap space actually turned in the best annual returns.

What were among the best performing investments for the Fund?

Two of the best performing stocks during the year were Activision and Flir Systems.

Activision is a gaming software company with popular franchise titles such as Tony Hawk, Call of Duty and Spider-Man. Throughout the year, the company benefited from a strong video game cycle in general, but also from company-specific strength in its Guitar Hero franchise. During the fourth quarter, the company made an announcement that they would be combining with Vivendi’s Games division to create a leading video and online gaming business. This transaction was very well received by the market and the stock performed well accordingly. We continue to hold the name as we are positive on the growth potential of the combined entity.

Flir Systems is a leader in the design, manufacture, and marketing of thermal imaging and stabilized camera systems for use in both military and commercial applications. The stock traded higher throughout the year as the company witnessed strong business momentum in both their military and commercial Thermagraphy business lines. During June, Flir announced it had won a contract with the US Army to supply the US Marine Corps with a line of their stabilized multi sensor systems. Later in the year, the company reported strong earnings with particular strength in backlog growth. This provided an extra degree of earnings visibility at a time when investors were increasingly concerned about 2008 earnings for the overall market.

What were among the weakest performing investments for the Fund?

Two of the weakest performing stocks for the Fund were Jabil Circuit and Corporate Executive Board.

Jabil Circuit operates in the electronic manufacturing services industry. It is the outsourced manufacturer of choice for various technology, industrial, medical and consumer companies around the globe. The stock was sold off over the year after the company announced a few fundamental disappointments. During the first quarter, Jabil lost a contract from one of its biggest customers, Nokia, due to aggressive pricing from an Asian competitor. The stock traded in a sideways range during the second and third quarter before management lowered forward guidance for operating margins during the fourth quarter. This setback was mostly the result of a volatile consumer electronics business acquired a year earlier, compounded by a disappointing amount of new business wins. We liquidated the position on the news as we were uncomfortable with how much of the company’s overall revenues were represented by the cyclical and volatile consumer business.

Corporate Executive Board sells subscription-based, best-practices research on a variety of pertinent topics to corporate leaders. During February, the company had announced disappointing results. We managed the position down due to slowing revenue growth and cross selling patterns with existing clients. This was explained by management as a sales force execution issue, and we sought evidence as to whether this was a one-time event, or if the company’s market opportunity was perhaps becoming saturated. After seeing the company’s earnings report in April, we felt this issue may impact long term growth (not enough new products and not enough corporate demand for additional research services). We therefore decided to exit the position.

24 Annual Report	December 31, 2007

What is your current outlook?

The threat of a recession is the main overhang on the markets as we look to 2008. The housing market shows little signs of stabilizing, employment data has softened, and the conventional wisdom of a global economy moderating any US slowdown is being tested as two major pieces of the world economy, Europe and Japan, show signs of a moderation as well. From an earnings perspective, growth forecasts seem to be overly optimistic for 2008 so the market could be at further risk if expectations ease in the coming months. However, valuation multiples are at reasonable levels, corporate balance sheets are healthy, and the Federal Reserve seems willing to combat any signs of a recession. The dichotomy in the market during 2007, with consumer related shares vastly underperforming those on the industrial side of the economy, may still present opportunities on a bottom-up basis, as certain consumer companies may be more fully discounting an economic slowdown than are many industrial companies. Regardless, we will continue to look across all sectors for companies with more company-specific growth drivers that should enable them to exceed growth expectations despite the macro-economic environment.

December 31, 2007	William Blair Funds 25

Mid Cap Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2007

	1 year	Since Inception(a)
Mid Cap Growth Fund Class N	14.62%	9.93%
Mid Cap Growth Fund Class I	14.95	10.27
Russell Midcap® Growth Index	11.43	8.15
(a)	For the period from February 1, 2006 (Commencement of Operations) to December 31, 2007.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Mid Cap stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell Mid Cap® Growth Index is an index that is constructed to provide a comprehensive and unbiased barometer of the mid-cap growth market.

This report identifies the Fund’s investments on December 31, 2007. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

26 Annual Report	December 31, 2007

Mid Cap Growth Fund

Portfolio of Investments, December 31, 2007 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks
Information Technology—27.6%
*Activision, Inc.	69,205	$2,055
*Autodesk, Inc.	15,960	794
*Cognizant Technology Solutions, Class “A”	25,290	858
*F5 Networks, Inc.	22,868	652
*FLIR Systems, Inc.	31,980	1,001
*Gartner Inc.	8,720	153
*Iron Mountain, Inc.	31,397	1,162
*j2 Global Communications, Inc.	24,765	524
Maxim Integrated Products, Inc.	19,560	518
Microchip Technology, Inc.	14,165	445
*Network Appliance, Inc.	13,226	330
*Nuance Communications, Inc.	31,950	597
Paychex, Inc.	38,265	1,386
*Silicon Laboratories, Inc.	25,160	942
*Trimble Navigation Limited	11,360	344
*Verisign, Inc.	19,990	752

		12,513

Industrials—15.2%
C. H. Robinson Worldwide, Inc.	8,315	450
Expeditors International of Washington, Inc.	16,630	743
Fastenal Company	33,595	1,358
*IHS Inc.	11,170	676
Precision Castparts Corp.	6,470	897
Robert Half International, Inc.	23,935	647
Rockwell Automation, Inc.	9,390	648
Rockwell Collins, Inc.	12,075	869
*Stericycle, Inc.	10,280	611

		6,899

Consumer Discretionary—14.2%
DeVry Inc.	8,010	416
*Dick’s Sporting Goods, Inc.	31,850	884
*Life Time Fitness, Inc.	30,350	1,508
*O’Reilly Automotive, Inc.	23,933	776
PetSmart, Inc.	33,595	790
Strayer Education, Inc.	5,540	945
*Tractor Supply Company	14,296	514
*Under Armour Inc.	13,520	591

		6,424

Health Care—13.0%
C.R. Bard, Inc.	13,005	1,233
Brookdale Senior Living Inc	11,610	330
*Healthways, Inc.	15,595	911
*Hologic, Inc.	14,000	961
*IDEXX Laboratories, Inc.	19,030	1,116
Pharmaceutical Product Development, Inc.	34,135	1,378

		5,929

*Non-income producing securities

† = U.S. listed foreign security

VRN = Variable Rate Note

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Energy—10.5%
*Forest Oil Corporation	21,100	$1,073
Smith International, Inc.	18,130	1,339
*Southwestern Energy Company	14,700	819
*Ultra Petroleum Corp.†	14,825	1,060
XTO Energy Corporation	9,488	487

		4,778

Financials—5.4%
*Affiliated Managers Group, Inc.	8,145	957
BOK Financial Corporation	8,140	421
National Financial Partners Corp.	12,620	576
*Philadelphia Consolidated Holding Corp.	13,650	537

		2,491

Materials—3.7%
Airgas, Inc.	9,810	511
Ecolab Inc.	22,760	1,166

		1,677

Consumer Staples—3.2%
*Hansen Natural Corporation	20,340	901
Whole Foods Market, Inc.	13,590	554

		1,455

Total Common Stock—92.8% (cost $38,630)		42,166

Investment in Affiliate
William Blair Ready Reserves Fund	112,399	112

Total Investment In Affiliate—0.3% (cost $112)		112

Short-Term Investment
Prudential Funding Demand Note, VRN 4.430%, due 1/2/08	$713,000	713

Total Short-Term Investment—1.6% (cost $713)		713

Repurchase Agreement
State Street Bank and Trust Company, 3.800% dated 12/31/07, due 01/2/08, repurchase price $2,257, collateralized by U.S. Treasury Bill, due 2/28/08	2,256,039	2,256

Total Repurchase Agreement—5.0% (cost $2,256)		2,256

Total Investments—99.7% (cost $41,711)		45,247
Cash and other assets, less liabilities—0.3%		146

Net Assets—100.0%		$45,393

See accompanying Notes to Financial Statements.

December 31, 2007	William Blair Funds 27

Karl W. Brewer

Harvey H. Bundy, III

Robert C. Lanphier, IV

SMALL-MID CAP GROWTH FUND

The Small-Mid Cap Growth Fund primarily invests in a diversified portfolio of common stocks of small and medium-sized domestic growth companies that the Advisor expects to experience solid growth in earnings.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform during the past year? How did the Fund’s performance compare to its benchmark?

The Small-Mid Cap Growth Fund gained 12.34% on a total return basis (Class N Shares) for the 12-month period ending December 31, 2007. By comparison, the Fund’s benchmark, the Russell 2500™ Growth Index, increased 9.69% during the period.

What were the most significant market factors impacting Fund performance? What factors were behind the Fund’s performance versus the benchmark?

As we look back at 2007, we entered the year much differently than we exited the year. The first half of the year was characterized by positive prospects for economic growth and corporate profit growth to continue their strong trends. The immense merger and buyout activity continued through the first six months of the year and was a boost to stock valuations. The housing market had already begun to slow but there was little fallout to consumer spending at that point, and despite a brief scare in February, mortgage-related issues had not been a material problem. With that, most equity indices turned in strong mid to high single digit performances through the end of June—with a slight bias towards growth over value and towards small and mid caps over large. However, in the second half of 2007, the breadth and depth of the mortgage-related problems came to the surface and the slumping housing industry began to take its toll on consumers and those companies with revenue exposure to residential real estate investment and sales activity. As we exited 2007, stock market volatility had increased dramatically. This was caused by the deteriorating housing market and credit issues, and the uncertain severity of their effects on the consumer and overall economy. Accordingly, equity indices finished the second half of the year considerably weaker than the first six months of the year. As earnings growth became less broad-based, growth indices sharply outpaced their value counterparts in the second half of the year, and for 2007 as a whole. The flight to quality witnessed in the back half of the year drove investors up the cap spectrum. Because of this, large caps narrowly outpaced mid caps during 2007, while small caps were the notable laggards.

With the housing market slump and credit quality concerns of 2007, the Consumer Discretionary and Financials sectors were the weakest performers for the Russell 2500™ Growth Index. With rising crude prices and commodity prices in general, along with strong global industrial activity, the Energy, Materials and Industrials sectors turned in the strongest performances. The defensive-natured Health Care sector also outperformed the broad market during 2007, as it was the best performing sector in the second half of the year when risk aversion increased dramatically.

With respect to relative performance, the Fund’s out-performance for the year was in part due to strong stock selection across most sectors, and also our investment style coming into favor during 2007. The Fund’s biases toward less volatile stocks and those companies with less debt on their balance sheet were a benefit to relative performance given the increased risk aversion and credit concerns of 2007. The Fund’s holdings in the Financials, Energy, Consumer Discretionary and Information Technology sectors outperformed their sector peers

28 Annual Report	December 31, 2007

in the Russell 2500™ Growth Index. Stock selection in the Industrials sector and our underweight to the strong-performing Materials sector were detractors from relative performance.

What were among the weakest performing investments for the Fund?

Two of the weakest performing stocks for the Fund were F5 Networks and Jabil Circuit.

F5 Networks is a networking company in the technology sector. Their products allow for increased performance, availability and security of applications run over networks. In early August the company announced an acquisition of a data storage optimization company. This acquisition was not in their core business (network efficiency) and overall investor sentiment turned negative as some interpreted this as an insight into management’s outlook for growth in the core networking business. Compounding this negative sentiment, management announced earnings during the fourth quarter that were basically in line with expectations but lowered forward earnings guidance. However, we feel the company has a leadership position in a rapidly growing market and is investing in its sales force—both of which should translate into solid growth.

Jabil Circuit operates in the electronic manufacturing services industry. It is the outsourced manufacturer of choice for various technology, industrial, medical and consumer companies around the globe. The stock sold off over the year after the company announced a few fundamental disappointments. During the first quarter, Jabil lost a contract from one of its biggest customers, Nokia, due to aggressive pricing from an Asian competitor. The stock traded in a sideways range during the second and third quarter before management lowered forward guidance for operating margins during the fourth quarter. This setback was mostly the result of a volatile consumer electronics business acquired a year earlier, compounded by a disappointing amount of new business wins. We liquidated the position on the news as we were uncomfortable with how much of the company’s overall revenues were represented by the cyclical and volatile consumer business.

What were among the best performing investments for the Fund?

Two of the best performing stocks during the quarter were Activision and Kyphon.

Activision is a gaming software company with popular franchise titles such as Tony Hawk, Call of Duty and Spider-Man. Throughout the year, the company benefited from a strong video game cycle in general, but also from company-specific strength in its Guitar Hero franchise. During the fourth quarter, the company made an announcement that they would be combining with Vivendi’s Vivendi Games division to create a leading video and online gaming business. This transaction was very well received by the market and the stock performed well accordingly. We continue to hold the name as we are positive on the growth potential of the combined entity.

Kyphon, a medical device company, was a leader in the spinal restoration market. The company had made some smart strategic acquisitions as recently as late-2006 which leveraged their specialized spinal sales force. During 2007, Medtronic, a leading large cap medical device company, recognized the value of the Kyphon franchise as it announced that it would be acquiring Kyphon at a premium to the then market price.

What is your current outlook?

The threat of a recession is the main overhang on the markets as we look out to 2008. The housing market shows little signs of stabilizing, employment data has softened recently, and the conventional wisdom of a global economy moderating any US slowdown is being tested

December 31, 2007	William Blair Funds 29

as two major pieces of the world economy, Europe and Japan, show signs of moderation as well. From an earnings perspective, growth forecasts appear overly optimistic for 2008 so the market could be at further risk if expectations ease in the coming months. However, valuation multiples are at reasonable levels and the Federal Reserve seems willing to combat any signs of a recession. The dichotomy in the market during 2007, in which consumer related shares vastly underperformed those on the industrial side of the economy, may still present opportunities on a bottom-up basis, as certain consumer stocks may be more fully discounting an economic slowdown than are many industrial companies. Regardless, we will continue to look across all sectors for companies with more internal growth drivers that should enable them to exceed growth expectations despite the macro-economic environment.

30 Annual Report	December 31, 2007

Small-Mid Cap Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2007

	1 Year	3 Year	Since Inception(a)
Small-Mid Cap Growth Fund Class N	12.34%	10.91%	11.32%
Small-Mid Cap Growth Fund Class I	12.54	11.18	11.57
Russell 2500™ Growth Index	9.69	10.03	10.93
(a)	For the period from December 29, 2003 to December 31, 2007.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Small and Mid cap stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2500™ Growth Index measures the performance of those Russell 2500 companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2007. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

December 31, 2007	William Blair Funds 31

Small-Mid Cap Growth Fund

Portfolio of Investments, December 31, 2007 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks
Information Technology—27.7%
* Activision, Inc.	119,459	$3,548
* Autodesk, Inc.	45,210	2,250
* Cognizant Technology Solutions, Class "A"	38,910	1,321
* Cybersource Corporation	42,180	749
* Euronet Worldwide, Inc.	105,923	3,178
* F5 Networks, Inc.	60,860	1,736
* Gartner Inc.	24,620	432
* Iron Mountain, Inc.	99,446	3,681
* j2 Global Communications, Inc.	83,000	1,757
Microchip Technology, Inc.	40,235	1,264
* Monotype Imaging Holdings, Inc.	19,360	294
* Nuance Communications, Inc.	132,860	2,482
* PDF Solutions, Inc.	51,200	461
* Silicon Laboratories, Inc.	64,330	2,408
* Trimble Navigation Limited	31,910	965
* Ultimate Software Group, Inc.	46,980	1,478
United Online, Inc.	156,150	1,846
* Verisign, Inc.	56,480	2,124
* VistaPrint Limited+	58,040	2,487

		34,461

Industrials—16.8%
* Allegiant Travel Company	68,940	2,216
C.H. Robinson Worldwide, Inc.	25,950	1,404
* Corrections Corporation of America	87,400	2,579
Expeditors International of Washington Inc.	30,210	1,350
Fastenal Company	76,695	3,100
Heidrick & Struggles International, Inc.	56,350	2,091
* Hudson Highland Group, Inc.	68,550	577
* IHS Inc	31,390	1,901
* InnerWorkings, Inc.	161,890	2,794
* Kforce, Inc.	16,320	159
Rockwell Collins, Inc.	38,440	2,767

		20,938

Consumer Discretionary—15.3%
* Capella Education Company	12,460	816
* Coinstar, Inc.	59,008	1,661
DeVry Inc.	24,290	1,262
* Dick's Sporting Goods, Inc.	51,470	1,429
* Jarden Corporation	50,700	1,197
* K12 Inc.	22,740	588
* Life Time Fitness, Inc.	64,500	3,204
* O'Reilly Automotive, Inc.	72,025	2,336
PetSmart, Inc.	94,395	2,221
* Shuffle Master, Inc.	62,150	745
Strayer Education, Inc.	9,770	1,667
Tempur-Pedic International Inc.	31,030	806
* Under Armour, Inc.	25,710	1,123

		19,055

Health Care—13.8%
* Allscripts Healthcare Solutions, Inc.	50,480	980
Brookdale Senior Living, Inc.	39,210	1,114
C.R.Bard, Inc.	18,580	1,762
* Healthways, Inc.	50,065	2,926
* Hologic Inc.	41,130	2,823
* IDEXX Laboratories, Inc.	22,280	1,306
* Integra LifeSciences Holdings Corporation	36,605	1,535
Pharmaceutical Product Development, Inc.	49,645	2,004
* SurModics, Inc.	49,180	2,669

		17,119

*Non-income producing securities

† = U.S. listed foreign security

VRN = Variable Rate Note

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Financials—6.7%
* Affiliated Managers Group, Inc.	21,295	$2,502
* MF Global Ltd.+	55,510	1,747
National Financial Partners Corporation	34,600	1,578
* Philadelphia Consolidated Holding Corp.	29,510	1,161
* Signature Bank New York	38,370	1,295

		8,283

Energy—6.4%
* Forest Oil Corporation	15,280	777
Smith International, Inc.	44,405	3,279
* Southwestern Energy Company	32,310	1,800
* Ultra Petroleum Corp.+	29,925	2,140

		7,996

Materials—3.4%
Airgas, Inc.	38,485	2,005
Ecolab Inc.	45,070	2,308

		4,313

Consumer Staples—2.5%
* Hansen Natural Corporation	44,690	1,979
Whole Foods Market, Inc.	27,670	1,129

		3,108

Telecommunication Services—1.2%
* Syniverse Holdings, Inc.	97,310	1,516

Total Common Stock—93.8% (cost $102,836)		116,789

Investment in Affiliate
William Blair Ready Reserves Fund	21,834	22

Total Investment In Affiliate—0.0% (cost $22)		22

Short-Term Investment
Prudential Funding Demand Note, VRN 4.430%, due 1/2/08	$3,678,000	3,678

Total Short-Term Investment—3.0% (cost $3,678)		3,678

Repurchase Agreement
State Street Bank & Trust Company, 3.80% dated 12/31/07 due 1/2/08, repurchase price $5,370, collateralized by FNMA Pool #712321	5,369,181	5,369

Total Repurchase Agreement—4.3% (cost $5,369)		5,369

Total Investments—101.1% (cost $111,905)		125,858
Liabilities, plus cash and other assets—(1.1)%		(1,357)

Net Assets—100.0%		$124,501

See accompanying Notes to Financial Statements.

32 Annual Report	December 31, 2007

GLOBAL MARKETS OVERVIEW

The year 2007 was marked by increased global market volatility in both the equity and fixed income markets. Like 2005 and 2006, investors became concerned about the durability of global growth as the economic cycle matured; however, in 2007, this fear was underscored by the US subprime crisis, which affected financial markets globally, as the impact of leverage in bank off-balance sheet vehicles, widening spreads, and seizing up of the interbank markets in the UK, portions of Europe and North America began to be felt during August and in the waning months of the year as investors became concerned about financial markets’ losses.

Despite the volatility in the summer and in November, global equity markets returned 12.18% during 2007, as measured by the MSCI All Country World Index. Emerging markets continued to lead the rest of the equity markets, up 39.78%, outperforming during both positive and negative markets during the year. During the summer months and in the fourth quarter when developed markets were down in the face of financial market turmoil, emerging markets, which were viewed as the engines of global growth, outperformed, while small cap stocks and Japan lagged. Latin America was the strongest region within emerging markets, approximating a 50% return, while Emerging Asia and Europe, the Middle East and Africa (“EMEA”) returned 41.58% and 28.74%, respectively. The Europe, Australasia and the Far East (“EAFE”) Index was up 11.63% during 2007, led by strong markets in the Pacific region (ex Japan), which was up over 30%. Canada was also up over 30%. Japan was the laggard market during 2007, continuing its trend of recent years, down 4.14%, although down over 10% in local terms. While most regions (with the exception of Japan) outpaced the 6.03% US return during the year in local terms, the depreciating US dollar also provided a tailwind to US based investors, adding 7.37% to the EAFE return, and 17.90% to Canadian returns. Developed small cap stocks trailed their larger cap counterparts, up 3.64% year to date, dragged down by the UK, which was down nearly 10% and Japan, which was down over 11%.

There was also a marked disparity in returns by sector globally during 2007 with Energy and Materials each up over 34% and Discretionary and Financials down nearly 2% and 5%, respectively, due to concerns about US-led consumer demand and the financial markets volatility.

Outlook

Discouraging data points about financial sector distress, consumer behavior over the holidays, and poor employment growth show that prospects have intensified speculation that a US recession is in the process of materializing. Internationally, market scenarios are increasingly focused on cyclical weakness as well, whether transmitted directly through the US or just by association.

The result has been an intense correction and rotation process in the early days of 2008 that has amounted to a landslide market vote for global recession. This consensus reflects recent reality in some respects, but it is worth keeping in mind that the global economic environment in aggregate is both more complex and at the same time less volatile than market reactions would suggest.

At the opposite pole of the economic earth from the US consumer/financial complex is the resource, infrastructure and capital investment cycle in China, the Middle East, and other emerging economies. This growth dynamic dichotomy existed throughout 2007 and continues today, notwithstanding the US downshift. Emerging economies have both the need for and the wherewithal to provide these investments, and the viability of fundamental development initiatives is generally unaffected by changes in external economic conditions.

The rest of the world—OECD Asia and Europe—has felt the influence of both US deceleration and emerging markets growth over the last year. At the margin, Japan, the UK and some of the Euro countries have seen some degree of domestic slowdown as well. But it is unlikely that the balance of global growth will be tipped by changes in the outlook for these relatively slow and steady economies.

December 31, 2007	William Blair Funds 33

As the year progresses from here, the global recession scenario will not remain a static story. It will evolve and mutate in response to monetary and financial policy initiatives, US electoral politics, the Beijing Olympic gestalt, the influence of commodity markets, and the self-help capability of the financial sector. The cyclical outlook is highly provisional and is likely to be subject to continuous revision.

At the same time, ironically, a competitive equity market environment under the influence of abnormally uncertain cyclical strategy input can easily become more irrational rather than more efficient as a discounting mechanism. The current market is characterized not only by increasing volatility but also by an unusual degree of valuation divergence between extreme lows and highs.

Under these circumstances, equity strategy becomes a more improvisational process. There can be conflicting signals among leading indicators, earnings trends and valuation measures, and unstable market responses to incoming data. Our strategy approach is designed with long term corporate performance as the primary input, long term economic trends as secondary, and cyclical influences as a relatively minor influence. So wherever we go from here, our overall approach in 2008 will emphasize stock selection in an effort to be consistent with our objective of maintaining strong fundamental corporate financial performance at the portfolio level.

34 Annual Report	December 31, 2007

GLOBAL GROWTH FUND

The Global Growth Fund will invest in quality growth companies of all sizes around the world.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

I am pleased to have the Global Growth Fund become the newest addition to the William Blair Fund Family and would like to thank our shareholders for investing with us.

I am enthusiastic about the opportunities available to me as the manager of the Global Growth Fund. The Global Growth Fund will seek securities of companies that historically have had and are expected to maintain superior growth, profitability and quality relative to local markets and relative to companies within the same industry worldwide. The Fund will seek investment opportunities in companies at different stages of development ranging from large, well-established companies to smaller companies at an earlier stage of growth. The Fund may also invest in new companies, both through initial public offerings (“IPOs”) and private placements.

How did the Fund perform since its inception? How did the Fund’s performance compare to its benchmark?

The Global Growth Fund commenced operations on October 15, 2007. Through the period ending December 31, 2007, the Fund posted a decrease of 1.10% (Class N Shares). By comparison, the Fund’s benchmark, the MSCI All Country World Index declined 4.10% during the same time period.

How is the Fund positioned as of year end?

As of year end, the Fund was focused in Consumer-oriented and Industrials stocks at the expense of Energy, Health Care, Materials and Utilities. Regionally, the Fund maintained a focus in Developed Asia ex-Japan (i.e., Hong Kong, Australia and Singapore) and emerging markets, while underweighting Japan. Within emerging markets there has been a shift from Emerging Asia, where we reduced holdings in China due largely to valuation concerns, and increased our holdings in EMEA, particularly the Middle East.

December 31, 2007	William Blair Funds 35

Global Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2007

Since Inception(a)
Global Growth Fund Class N	(1.10)%
Global Growth Fund Class I	(0.85)
MSCI All Country World Index	(4.10)
(a)	For the period from October 15, 2007 (Commencement of Operations) to December 31, 2007.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Small and Mid Cap stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Index is an index that is designed to measure equity performance in the global market.

This report identifies the Fund’s investments on December 31, 2007. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

36 Annual Report	December 31, 2007

Global Growth Fund

Portfolio of Investments, December 31, 2007 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Western Hemisphere—37.2%
Canada—3.9%
*Agnico-Eagle Mines Limited (Metals & mining)	10,400	568
Brookfield Asset Management, Inc. Class “A” (Real estate management & development)	15,800	568
Rogers Communications, Inc. Class “B” (Wireless telecommunication services)	13,900	634

		1,770

United States—33.3%
*Activision, Inc. (Software)	30,400	$903
*Adobe Systems Incorporated (Software)	12,600	538
*Apple Inc. (Computers & peripherals)	4,800	951
CME Group Inc. (Diversified financial services)	1,300	892
*Cognizant Technology Solutions Corporation, Class “A” (IT services)	14,000	475
Corning Incorporated (Communications equipment)	17,700	425
Deere & Company (Machinery)	12,900	1,201
*EMC Corporation (Computers & peripherals)	30,400	563
*Express Scripts, Inc. (Health care providers & services)	8,100	591
FPL Group, Inc. (Electric utilities)	14,500	983
*GameStop Corporation (Specialty retail)	3,700	230
*Gilead Sciences, Inc. (Biotechnology)	13,500	621
The Goldman Sachs Group, Inc. (Capital markets)	3,600	774
*Google Inc. (Internet software & services)	700	484
Hewlett-Packard Company (Computers & peripherals)	13,400	676
*Hologic, Inc. (Health care equipment & supplies)	6,900	474
*IDEXX Laboratories, Inc. (Health care equipment & supplies)	6,000	352
L-3 Communications Holdings, Inc. (Aerospace & defense)	4,400	466
*Life Time Fitness, Inc. (Hotels, restaurants, & leisure)	5,500	273
The Manitowoc Company, Inc. (Machinery)	9,800	479
Monsanto Company (Chemicals)	5,100	570
Precision Castparts Corp. (Aerospace & defense)	3,200	444
T. Rowe Price Group Inc. (Capital markets)	6,000	365
Schlumberger, Ltd. (Energy equipment & services)†	9,200	905
Smith International, Inc. (Energy equipment & services)	7,600	561

		15,196

Europe—19.6%
Austria—0.5%
Schoeller-Bleckmann Oilfield Equipment AG (Energy equipment & services)	2,300	206

Belgium—1.3%
InBev NV (Beverages)	7,100	590

Finland—2.1%
Nokia OYJ (Communications equipment)	19,500	749
Outotec OYJ (Construction & engineering)	3,500	190

		939

France—6.0%
EDF Energies Nouvelles S.A. (Independent power producers & energy traders)	5,800	405
Eurazeo (Diversified financial services)	2,900	371
*Orpea (Health care providers & services)	3,400	223

Issuer	Shares	Value

Common Stocks—Europe—19.6%—(continued)
France—(continued)
Schneider Electric SA (Electrical equipment)	5,600	$758
Veolia Environnement (Multi-utilities)	11,000	1,002

		2,759

Germany—4.6%
Beiersdorf AG (Personal products)	6,700	519
Deutsche Boerse AG (Diversified financial services)	3,700	730
*Q-Cells AG (Electrical equipment)	4,500	639
*Wire Card AG (Commercial services & supplies)	12,500	212

		2,100

Netherlands—1.1%
*Tomtom NV (Software)	6,900	521

Spain—0.4%
Tecnicas Reunidas S.A. (Construction & engineering)	2,700	173

Switzerland—3.6%
ABB Ltd. (Electrical equipment)	34,400	992
EFG International (Capital markets)	3,400	137
Kuehne & Nagel International AG (Marine)	3,000	288
Partners Group Global Opportunities, Ltd. (Capital markets)	1,600	213

		1,630

United Kingdom—11.3%
*Autonomy Corporation plc (Software)	21,900	385
BG Group plc (Oil, gas & consumable fuels)	46,800	1,074
BlueBay Asset Management plc (Capital markets)	22,700	159
Capita Group plc (Commercial services & supplies)	28,100	390
Expro International Group plc (Energy equipment & services)	12,600	258
Man Group plc (Capital markets)	56,062	636
Reckitt Benckiser plc (Household products)	9,000	523
Rotork plc (Electronic equipment & instruments)	9,600	185
Tesco plc (Food & staples retailing)	91,300	868
*Wellstream Holdings plc (Energy equipment & services)	11,600	250
Xstrata plc (Metals & mining)	6,200	435

		5,163

Asia—9.2%
Australia—4.6%
BHP Billiton Limited (Metals & mining)	18,400	643
Macquarie Bank, Ltd. (Capital markets)	8,100	542
QBE Insurance Group Limited (Insurance)	14,200	412
WorleyParsons, Ltd. (Energy equipment & services)	10,600	478

		2,075

Hong Kong—1.6%
Esprit Holdings Ltd. (Specialty retail)	29,900	440
Li & Fung Ltd. (Distributors)	78,000	311

		751

Singapore—3.0%
Capitaland, Ltd. (Real estate management & development)	76,000	327

See accompanying Notes to Financial Statements.

December 31, 2007	William Blair Funds 37

Global Growth Fund

Portfolio of Investments, December 31, 2007 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Asia—9.2%—(continued)
Singapore—(continued)
Keppel Corporation Limited (Industrial conglomerates)	73,000	$650
Wilmar International Ltd. (Food products)	106,700	396

		1,373

Japan—5.4%
Aeon Mall Co., Ltd. (Real estate management & development)	14,800	389
Komatsu Ltd. (Machinery)	18,800	504
Mitsui & Co., Ltd. (Trading companies & distributors)	18,000	376
NGK Insulators, Ltd. (Machinery)	14,000	375
Nintendo Co., Ltd. (Software)	1,400	822

		2,466

Emerging Latin America—4.5%
Brazil—2.8%
*Anhanguera Educacional Participacoes S.A. (Diversified consumer services)	23,000	491
B2W Companhia Global do Varejo (Internet & catalog retail)	2,100	84
Bovespa Holding SA (Diversified financial services)	23,500	453
Redecard SA (IT services)	15,700	254

		1,282

Chile—1.7%
Cencosud S.A.—ADR 144A (Specialty retail)	12,700	767

Emerging Europe, Mid-East, Africa—3.7%
Egypt—1.7%
Orascom Construction Industries (Construction & engineering)	16,600	247
*Orascom Hotels & Development (Hotels, restaurants, & leisure)	5,000	515

		762

South Africa—1.5%
*Eastern Platinum Limited (Metals & mining)	79,100	230
MTN Group, Ltd. (Wireless telecommunication services)	25,300	474

		704

United Arab Emirates—0.5%
*DP World Ltd. (Marine)	175,800	209

Emerging Asia—1.6%
China—0.7%
China Merchants Bank (Commercial banks)	41,500	167
Shandong Weigao Group Medical Polymer Company, Ltd. (Health care equipment & supplies)	72,000	165

		332

India—0.9%
Vendanta Resources plc (Metals & mining)	9,700	394

Total Common Stock—92.5% (cost $42,044)		42,162

Investment in Affiliate
William Blair Ready Reserves Fund	1,006,038	1,006

Total Investment in Affiliate—2.2% (cost $1,006)		1,006

Issuer	Principal Amount	Value

Short-Term Investments
American Express Credit Corp. Demand Note, VRN 4.695% due 1/2/08	$575,000	$575
Prudential Funding Demand Note, VRN 4.430% due 1/2/08	100,000	100

Total Short-term Investments—1.5% (cost $675)		675

Repurchase Agreement
State Street Bank and Trust Company, 3.800% dated 12/31/07, due 1/2/08, repurchase price $507, collateralized by FN #729652	506,693	507

Total Repurchase Agreement—1.1% (cost $507)		507

Total Investments—97.3% (cost $44,232)		44,350
Cash and other assets, less liabilities—2.7%		1,226

Net assets—100.0%		$45,576

*Non-income producing securities

ADR = American Depository Receipt

VRN = Variable Rate Note

See accompanying Notes to Financial Statements.

38 Annual Report	December 31, 2007

Global Growth Fund

Portfolio of Investments, December 31, 2007 (all dollar amounts in thousands)

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures adopted by the Board of Trustees.

At December 31, 2007 the Fund’s Portfolio of Investments includes the following industry categories:

Industrials	22.2%
Information Technology	17.8%
Financials	16.9%
Energy	8.8%
Consumer Staples	8.7%
Materials	6.7%
Health Care	5.7%
Utilities	5.6%
Consumer Discretionary	5.0%
Telecommunication Services	2.6%

Total	100.0%

At December 31, 2007 the Fund’s Portfolio of Investments includes the following currency categories:

United States Dollar	39.7%
Euro	17.3%
British Pound Sterling	13.2%
Japanese Yen	5.8%
Australian Dollar	4.9%
Swiss Franc	3.9%
Canadian Dollar	3.4%
Singapore Dollar	3.3%
Brazilian Real	3.0%
Hong Kong Dollar	2.6%
South African Rand	1.1%
All other currencies	1.8%

Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2007	William Blair Funds 39

W. George Greig

INTERNATIONAL GROWTH FUND

The International Growth Fund invests primarily in common stocks of foreign growth companies.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

Please see page 30 for the Global Markets Overview.

How did the Fund perform during the past year? How did the Fund’s performance compare to its benchmark?

The International Growth Fund posted an 18.13% gain (Class N Shares) for the 12 months ended December 31, 2007. By comparison, the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) All Country World (ACWI) Ex-US Index, rose 17.12%.

What factors were behind the Fund’s performance versus the benchmark?

During 2007 the Fund outperformed across virtually all sectors. In particular, relative stock selection in Consumer Discretionary, Energy, Materials and Health Care was strong. In Consumer Discretionary, strong stock selection in Developed Asia, Canada, and emerging markets more than offset shortfalls in Europe and the UK. The Fund’s Energy stocks approximately doubled the return of the stocks in the Index due to the Fund’s focus on energy services companies coupled with exploration and production companies with high production growth. Materials stock selection added value primarily through the Fund’s emerging markets holdings while the Fund’s focus on specialty Health Care stocks at the expense of pharmaceutical companies augmented results. In addition, the Fund’s overweighting and stock selection in Consumer Staples and Industrials added value, as did its underweighting in Financials, whose performance approximated the Index during the year. Regionally, the Fund’s focus on emerging markets and Developed Asia (ex-Japan) was positive, as was its underemphasis of Japan. Stock selection across most regions was strong, with the exception of Japan and Latin America.

What is your current strategy? How is the Fund positioned?

As of year end, the Fund remained focused in Consumer-oriented and Industrials stocks at the expense of Energy, Health Care, Materials and Utilities. From a Consumer perspective, the Fund was nearly evenly balanced between Discretionary and Staples. Regionally, the Fund maintained a focus in Developed Asia, ex-Japan (i.e., Hong Kong, Australia and Singapore) and emerging markets, while continued its underweighting of Japan. Weightings in Europe declined during the quarter, due primarily to a continued de-emphasis of Financials in that region, where we remained significantly underweighted relative to the Index. While emerging markets was overweighted relative to the Index (at approximately 22% versus the Index 19.5% weighting), there has been a shift from Emerging Asia, where we have reduced holdings in China in particular due largely to valuation concerns and increased our holdings in EMEA (Europe, Mid-East and Africa), particularly the Middle East.

40 Annual Report	December 31, 2007

International Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2007

	1 Year	3 Year	5 Year	10 Year	Since Inception
International Growth Fund Class N	18.13%	20.93%	24.40%	15.93%	—%
International Growth Fund Class I	18.53	21.28	24.72	—	13.85	(a)
MSCI All Country World Ex-US Index	17.12	20.37	24.52	10.09	9.12	(a)
Lipper International Index	13.16	18.27	21.69	9.40	—
(a)	For the period from October 1, 1999 to December 31, 2007.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Ex-US Index is an unmanaged index that includes developed and emerging markets and reduced Japanese portion, making it more comparable to the International Growth Fund in terms of investment approach.

The Lipper International Index is a composite of international growth mutual funds.

This report identifies the Fund’s investments on December 31, 2007. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

December 31, 2007	William Blair Funds 41

International Growth Fund

Portfolio of Investments, December 31, 2007 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Europe—27.3%
Austria—1.5%
Erste Bank (Commercial banks)	488,892	$34,520
Raiffeisen International Bank (Commercial banks)	531,108	79,823
Schoeller-Bleckmann Oilfield Equipment AG (Energy equipment & services)	21,735	1,950

		116,293

Belgium—1.2%
InBev NV (Beverages)	1,186,200	98,610

Finland—1.6%
Nokia OYJ (Communications equipment)	2,183,100	83,869
Nokian Renkaat OYJ (Auto components)	1,116,800	38,770
Ramirent OYJ (Machinery)	505,305	8,288

		130,927

France—4.9%
April Group S.A. (Insurance)	203,139	13,706
AXA (Insurance)	1,210,900	48,277
EDF Energies Nouvelles S.A. (Independent power producers & energy traders)	410,579	28,635
Eurazeo (Diversified financial services)	354,102	45,356
Iliad S.A. (Diversified telecommunication services)	287,850	30,956
Klepierre (Real estate investment trusts)	415,500	21,237
L’Oreal S.A. (Personal products)	543,500	77,828
*Orpea (Health care providers & services)	374,624	24,621
*Seloger.com (Media)	271,400	15,942
Veolia Environnement (Multi-utilities)	1,000,312	91,117

		397,675

Germany—2.2%
Bauer AG (Construction & engineering)	234,700	16,582
*Colonia Real Estate AG (Real estate management & development)	476,500	11,823
CTS Eventim AG (Media)	242,903	9,383
*Q-Cells AG (Electrical equipment)	524,620	74,451
Solarworld AG (Electrical equipment)	676,500	41,065
*Wire Card AG (Commercial services & supplies)	1,560,400	26,439

		179,743

Greece—2.1%
Coca-Cola Hellenic Bottling S.A. (Beverages)	1,323,706	57,127
EFG Eurobank (Commercial banks)	957,328	33,596
Jumbo S.A. (Leisure equipment & products)	725,600	26,122
National Bank of Greece S.A. (Commercial banks)	779,852	53,478

		170,323

Ireland—0.2%
United Drug plc (Health care providers & services)	2,625,500	15,150

Italy—2.5%
Azimut Holding SpA (Capital markets)	1,481,600	19,221
Geox SpA (Textiles, apparel & luxury goods)	1,953,400	39,344
Saipem SpA (Energy equipment & services)	3,481,300	139,021

		197,586

Issuer	Shares	Value

Common Stocks—Europe—27.3%—(continued)
Netherlands—0.8%
*Qiagen NV (Life science tools & services)	1,658,100	$36,056
*Tomtom NV (Software)	351,700	26,563

		62,619

Norway—0.7%
Acergy S.A. (Energy equipment & services)	1,865,200	41,036
*Electromagnetic GeoServices AS (Energy equipment & services)	1,404,050	13,085

		54,121

Spain—1.6%
Grifols S.A. (Biotechnology)	2,118,812	47,563
Industria De Textile S.A. (Specialty retail)	876,800	53,055
Tecnicas Reunidas S.A. (Construction & engineering)	431,300	27,580

		128,198

Switzerland—8.0%
ABB Ltd. (Electrical equipment)	5,939,700	171,252
*Actelion Ltd. (Biotechnology)	829,000	37,870
*Barry Callebaut AG (Food products)	35,550	26,934
Burckhardt Compression Holding AG (Machinery)	24,953	8,096
Compagnie Financiere Richemont S.A. (Textiles, apparel, & luxury goods)	748,600	51,145
EFG International (Capital markets)	841,900	33,924
Geberit AG (Building products)	209,480	28,535
Kuehne & Nagel International AG (Marine)	695,540	66,786
Nestle S.A. (Food products)	214,450	98,473
Partners Group Global Opportunities, Ltd. (Capital markets)	199,056	26,538
Roche Holdings AG (Pharmaceuticals)	455,950	78,818
SGS S.A. (Commercial services & supplies)	1,737	2,071
*Temenos Group AG (Software)	606,121	14,913

		645,355

United Kingdom—16.0%
Amlin plc (Insurance)	5,892,266	34,799
Amlin plc—“B” Shares (Insurance)	6,628,800	2,956
Ashmore Group plc (Capital markets)	2,932,800	15,500
*Autonomy Corporation plc (Software)	2,241,200	39,395
BG Group plc (Oil, gas & consumable fuels)	5,128,600	117,668
*Blinkx plc (Internet software & services)	10,640,600	5,816
BlueBay Asset Management plc (Capital markets)	1,923,841	13,508
British Sky Broadcasting Group plc (Media)	5,560,000	68,392
*Cairn Energy plc (Oil, gas & consumable fuels)	904,481	55,288
Capita Group plc (Commercial services & supplies)	5,646,019	78,273
Carphone Warehouse Group plc (Specialty retail)	4,748,080	32,305
Detica Group plc (IT services)	2,104,700	9,236
Domino's Pizza UK & IRL plc (Hotels, restaurants, & leisure)	3,091,040	10,978
Expro International Group plc (Energy equipment & services)	1,250,900	25,591
Man Group plc (Capital markets)	3,797,325	43,106

See accompanying Notes to Financial Statements.

42 Annual Report	December 31, 2007

International Growth Fund

Portfolio of Investments, December 31, 2007 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—United Kingdom—16.0%—(continued)
Reckitt Benckiser plc (Household products)	2,539,200	$147,553
Restaurant Group plc (Hotels, restaurants, & leisure)	2,919,300	10,729
Rightmove plc (Media)	1,789,900	16,482
*Rolls-Royce Group plc (Aerospace & defense)	9,490,869	103,014
Rotork plc (Electronic equipment & instruments)	1,660,564	32,021
RPS Group plc (Commercial services & supplies)	3,545,000	22,399
Southern Cross Healthcare Limited (Health care providers & services)	2,061,100	21,603
Tesco plc (Food & staples retailing)	16,956,500	161,299
Tullow Oil plc (Oil, gas & consumable fuels)	3,042,790	39,521
VT Group plc (Aerospace & defense)	2,600,200	35,692
*Wellstream Holdings plc (Energy equipment & services)	1,121,400	24,157
Xstrata plc (Metals & mining)	1,740,400	122,125

		1,289,406

Japan—12.4%
Aeon Mall Co., Ltd. (Real estate management & development)	1,503,900	39,467
ARDEPRO Co., Ltd. (Real estate management & development)	58,250	12,508
DeNA Co., Ltd. (Internet & catalog retail)	4,059	19,310
Denso Corporation (Auto components)	1,565,000	63,686
En-Japan Inc. (Commercial services & supplies)	5,602	15,743
Fujimi, Inc. (Chemicals)	134,043	2,028
Fukuoka Financial Group, Inc. (Commercial banks)	7,572,000	44,221
*Jupiter Telecommunications Co., Ltd. (Media)	48,858	41,105
*K.K. DaVinci Advisors (Real estate management & development)	33,266	28,820
Kenedix, Inc. (Real estate management & development)	10,091	15,987
Komatsu Ltd. (Machinery)	4,209,000	112,882
Miraial Company, Ltd. (Semiconductors & semiconductor equipment)	265,478	7,436
Mitsui & Co., Ltd. (Trading companies & distributors)	4,853,000	101,343
Nakanishi Inc. (Health care equipment & supplies)	48,140	6,160
NGK Insulators, Ltd. (Machinery)	3,007,000	80,622
Nintendo Co., Ltd. (Software)	241,500	141,797
Nippon Electric Glass Co., Ltd. (Electronic equipment & instruments)	1,680,000	27,329
Nitori Company Ltd. (Specialty retail)	409,920	19,645
*So-net M3, Inc. (Health care technology)	5,458	17,401
Sumitomo Realty & Development Co., Ltd. (Real estate management & development)	2,260,000	55,271
Suruga Bank, Ltd. (Commercial banks)	4,218,000	45,887
Yamada Denki Company (Specialty retail)	761,980	85,955
Zensho Company, Ltd. (Hotels, restaurants, & leisure)	1,356,400	13,651

		998,254

Issuer	Shares	Value

Asia—12.0%
Australia—7.8%
Allco Finance Group, Limited (Capital markets)	2,452,119	$13,164
BHP Billiton Limited (Metals & mining)	2,695,200	94,219
Macquarie Bank, Ltd. (Capital markets)	1,667,900	111,595
QBE Insurance Group Limited (Insurance)	3,569,500	103,633
Seek Ltd. (Commercial services & supplies)	4,228,163	29,388
United Group Ltd. (Construction & engineering)	2,359,900	39,410
Woolworths Limited (Food & staples retailing)	5,389,700	159,837
WorleyParsons, Ltd. (Energy equipment & services)	1,763,522	79,446

		630,692

Hong Kong—2.0%
ASM Pacific Technology Limited (Semiconductors & semiconductor equipment)	2,994,000	21,763
Esprit Holdings Ltd. (Specialty retail)	6,329,100	93,198
Li & Fung Ltd. (Distributors)	11,633,200	46,378

		161,339

Singapore—2.2%
Capitaland, Ltd. (Real estate management & development)	15,777,000	67,879
Olam International, Ltd. (Food & staples retailing)	13,720,000	26,989
Raffles Education Corp. Ltd. (Diversified consumer services)	11,779,000	24,717
Singapore Exchange, Ltd. (Diversified financial services)	6,595,000	60,414

		179,999

Emerging Asia—10.7%
China—3.0%
Belle International Holdings Limited (Specialty retail)	24,204,000	36,210
China Mengniu Dairy Co. (Food products)	644,400	2,338
China Oilfield Services Limited (Energy equipment & services)	15,308,000	34,187
China Vanke Company Ltd. (Real estate management & development)	13,791,050	35,541
Ctrip.com International Ltd.—ADR (Hotels, restaurants, & leisure)	505,070	29,026
*E-House China Holdings Ltd.—ADR (Real estate management & development)	450,500	10,736
*Home Inns & Hotels Management, Inc.—ADR (Hotels, restaurants, & leisure)	321,200	11,448
Lee and Man Paper Manufacturing Ltd. (Paper & forest products)	3,697,200	16,118
Li Ning Co. Ltd. (Leisure equipment & products)	8,555,600	31,504
Parkson Retail Group Ltd. (Multiline retail)	2,890,000	34,488

		241,596

India—3.2%
Bharat Heavy Electricals Ltd. (Electrical equipment)	523,700	34,082
*Bharti Airtel Limited (Wireless telecommunication services)	1,865,000	46,648

See accompanying Notes to Financial Statements.

December 31, 2007	William Blair Funds 43

International Growth Fund

Portfolio of Investments, December 31, 2007 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Emerging Asia—10.7%—(continued)
India—3.2%—(continued)
Dabur India Ltd. (Personal products)	8,037,450	$23,091
DLF Ltd. (Real estate management & development)	923,835	24,939
Financial Technologies (India) Ltd. (Software)	396,500	26,086
Housing Development Finance Corp. (Thrifts & mortgage finance)	374,800	27,066
Larsen & Toubro Ltd. (Construction & engineering)	281,300	29,447
Unitech Limited (Real estate management & development)	3,413,500	41,829

		253,188

Indonesia—0.4%
PT Bank Rakyat Indonesia (Commercial banks)	38,686,000	30,073

Malaysia—1.2%
Bumiputra Commerce Holdings Bhd (Commercial banks)	14,961,300	49,259
Kuala Lumpur Kepong Bhd (Food products)	5,872,950	30,684
Zelan Bhd (Construction & engineering)	8,532,000	13,936

		93,879

South Korea—1.0%
*LG Household & Health Care Ltd. (Household products)	114,010	23,492
*MegaStudy Co., Ltd. (Diversified consumer services)	78,100	22,208
*NHN Corp. (Internet software & services)	158,720	37,848

		83,548

Taiwan—1.9%
Hon Hai Precision Industry Corp. (Electronic equipment & instrument)	6,882,736	42,421
Mediatek Inc. (Semiconductors & semiconductor equipment)	5,491,022	70,383
Taiwan Semiconductor Manufacturing Company Ltd. (Semiconductors & semiconductor equipment)	21,472,000	40,711

		153,515

Emerging Europe, Mid-East, Africa—5.6%
Czech Republic—0.3%
*Central European Media Enterprises Ltd. Class “A” (Media)†	177,000	20,528

Egypt—1.1%
Egyptian Financial Group—Hermes Holding (Capital markets)	2,457,100	29,248
Orascom Construction Industries (Construction & engineering)	555,700	57,218

		86,466

Georgia—0.1%
Bank of Georgia—GDR (Commercial banks)	337,195	9,957

Poland—0.3%
*Central European Distribution Corporation (Beverages)	409,600	23,790

Issuer	Shares	Value

Common Stocks—Emerging Europe, Mid-East, Africa—5.6%—(continued)
Russia—0.8%
Sberbank—CLS (Commercial banks)	9,010,600	$37,958
*X5 Retail Group N.V. (Food & staples retailing)	749,700	27,364

		65,322

South Africa—1.8%
MTN Group, Ltd. (Wireless telecommunication services)	3,615,400	67,715
Naspers Ltd. (Media)	887,590	21,008
The Spar Group Limited (Food & staples retailing)	2,393,400	21,109
Truworths International Ltd. (Specialty retail)	5,110,600	20,251
Wilson Bayly Holmes-Ovcon Ltd. (Construction & engineering)	854,000	17,203

		147,286

Turkey—0.3%
BIM Birlesik Magazalar A.S. (Food & staples retailing)	251,700	22,456

United Arab Emirates—0.9%
*DP World Ltd. (Marine)	14,451,800	17,198
Emaar Properties PJSC (Real estate management & development)	9,439,900	38,098
Lamprell plc (Energy equipment & services)	1,968,595	16,723

		72,019

Emerging Latin America—5.4%
Brazil—4.3%
*Anhanguera Educacional Participacoes S.A. (Diversified consumer services)	1,328,800	28,368
B2W Companhia Global do Varejo (Internet & catalog retail)	192,600	7,682
Bolsa de Mercadorias & Futuros S.A. (Diversified financial services)	579,700	8,142
Bovespa Holding S.A. (Diversified financial services)	2,538,200	48,910
*BR Malls Participacoes S.A. (Real estate management & development)	2,404,500	32,420
Companhia Vale do Rio Doce .—ADR (Metals & mining)	2,965,800	96,893
Cyrela Brazil Realty S.A. (Household durables)	1,477,200	20,083
*Cyrela Commercial Properties S.A. (Real estate management & development)	295,440	1,993
Iguatemi Empresa de Shopping Centers S.A. (Real estate management & development)	844,900	13,765
Localiza Rent a Car S.A. (Road & rail)	1,509,900	16,024
Lojas Renner S.A. (Multiline retail)	1,220,000	24,674
Redecard S.A. (IT services)	2,073,800	33,554
Totvs S.A. (Software)	343,900	11,399

		343,907

Chile—0.5%
Cencosud S.A.—ADR 144A (Specialty retail)	652,330	39,379

See accompanying Notes to Financial Statements.

44 Annual Report	December 31, 2007

International Growth Fund

Portfolio of Investments, December 31, 2007 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Emerging Latin America—5.4%—(continued)
Mexico—0.4%
*Banco Compartamos S.A. de C.V. (Consumer finance)	2,872,100	$12,473
Grupo Aeropuertario Del—ADR (Transportation infrastructure)	302,700	13,510
*MegaCable Holdings S.A.B. de C.V. (Diversified telecommunication services)	2,867,800	9,738

		35,721

Panama—0.2%
Copa Holdings S.A., Class “A” (Airlines)†	369,900	13,897

Canada—4.3%
Brookfield Asset Management, Inc. Class “A” (Real estate management & development)	1,858,950	66,771
Canadian Western Bank (Commercial banks)	814,500	25,872
*FNX Mining Company, Inc. (Metals & mining)	903,000	27,677
*Gildan Activewear, Inc. (Textiles, apparel & luxury goods)	803,200	33,318
Rogers Communications, Inc. Class “B” (Wireless telecommunication services)	2,597,100	118,388
Shoppers Drug Mart Corp. (Food & staples retailing)	1,443,100	77,876

		349,902

Total Common Stock—93.7% (cost $5,604,053)		7,542,719

*Non-income producing securities

ADR = American Depository Receipt

GDR = Global Depository Receipt

† = U.S. listed foreign security

VRN = Variable Rate Note

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures adopted by the Board of Trustees.

At December 31, 2007 the Fund's Portfolio of Investments includes the following industry categories:

Financials	22.2%
Industrials	17.5%
Consumer Staples	15.1%
Consumer Discretionary	14.8%
Information Technology	8.5%
Energy	8.2%
Materials	4.7%
Health Care	3.8%
Telecommunication Services	3.6%
Utilities	1.6%

Total	100.0%

Issuer	Shares or Principal Amount	Value

Preferred Stock
Brazil—0.6%
Banco Sofisa S.A. (Commercial banks)	1,775,800	$13,817
Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	672,100	33,378

		47,195

Total Preferred Stock—0.6% (cost $21,571)		47,195

Investment in Affiliate
William Blair Ready Reserves Fund	9,877,624	9,878

Total Investment in Affiliate—0.1% (cost $9,878)		9,878

Short-Term Investments
American Express Credit Corp. Demand Note, VRN 4.695% due 1/2/08	$75,668,000	75,668
Prudential Funding Demand Note, VRN 4.430% due 1/2/08	65,352,000	65,352

Total Short-term Investments—1.8% (cost $141,020)		141,020

Repurchase Agreement
State Street Bank and Trust Company, 3.800% dated 12/31/07, due 1/2/08, repurchase price $239,878, collateralized by Various FNMA and FMLMC mortgage-backed pools	239,827,576	239,828

Total Repurchase Agreement—3.0% (cost $239,828)		239,828

Total Investments—99.2% (cost $6,016,350)		7,980,640
Cash and other assets, less liabilities—0.8%		68,014

Net assets—100.0%		$8,048,654

At December 31, 2007 the Fund's Portfolio of Investments includes the following currency categories:

Euro	19.7%
British Pound Sterling	17.2%
Japanese Yen	13.2%
Swiss Franc	8.5%
Australian Dollar	8.3%
Hong Kong Dollar	4.6%
United States Dollar	4.6%
Canadian Dollar	4.6%
Brazilian Real	3.9%
Indian Rupee	3.4%
Singapore Dollar	2.4%
Taiwan Dollar	2.0%
South African Rand	2.0%
Malaysian Ringgit	1.2%
Norwegian Krone	0.7%
All other currencies	3.7%

Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2007	William Blair Funds 45

W. George Greig

INTERNATIONAL EQUITY FUND

The International Equity Fund invests primarily in common stocks of companies included in the Morgan Stanley Capital International All Country World ex-U.S. Index.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

Please see page 30 for the Global Markets Overview.

How did the Fund perform during the past year? How did the Fund’s performance compare to its benchmark?

The International Equity Fund posted a 17.68% gain (Class N Shares) for the 12 months ended December 31, 2007. By comparison, the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) All Country World (ACWI) Ex-US Index, rose 17.12%.

What factors were behind the Fund’s performance versus the benchmark?

During 2007, the Fund outperformed across most sectors. In Consumer Staples, strong stock selection in Developed Asia and Canada, coupled with the weighting in Europe added value, while the Fund’s Energy stocks more than doubled the return of the stocks in the Index due to the Fund’s focus on energy services companies coupled with exploration and production companies with high production growth. Information Technology (IT) stock selection was driven by developed markets stock selection, while Materials stock selection added value primarily through the Fund’s emerging markets holdings. In addition, the Fund’s overweighting and stock selection in Consumer Staples and Industrials added value, as did its underweighting in Financials, whose performance slightly trailed the Index during the year. Regionally, the Fund’s focus on emerging markets and Developed Asia (ex-Japan) and Europe ex-UK was positive, as was its underemphasis of Japan. Stock selection in Europe and Japan also added value during the year.

What is your current strategy? How is the Fund positioned?

As of year end, the Fund remained focused in Consumer Staples and Industrials stocks at the expense of Energy, Health Care, Materials and Utilities. Financials, which was the largest weighting in the Fund at approximately 20%, was significantly underweighted relative to the Index, which had a 26.17% weighting. Regionally, the Fund maintained a focus in Developed Asia ex- Japan (i.e., Hong Kong, Australia and Singapore), while continuing its underweighting of Japan. The emerging markets weighting approximated 16% as of year end, below the Index’s 19.51% weighting, as we reduced our Emerging Asia holdings, particularly in China, due largely to valuation concerns.

46 Annual Report	December 31, 2007

International Equity Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2007

	1 Year	3 Year	Since Inception(a)
International Equity Fund Class N	17.68%	17.02%	17.93%
International Equity Fund Class I	17.97	17.30	18.28
MSCI All Country World Ex-US Index	17.12	20.37	23.31
(a)	For the period from May 24, 2004 to December 31, 2007.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Ex-US Index is an unmanaged index that includes developed and emerging markets and reduced Japanese portion, making it more comparable to the International Equity Fund in terms of investment approach.

This report identifies the Fund’s investments on December 31, 2007. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

December 31, 2007	William Blair Funds 47

International Equity Fund

Portfolio of Investments, December 31, 2007 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Europe—31.4%
Austria—0.7%
Raiffeisen International Bank (Commercial banks)	17,808	$2,676

Belgium—1.4%
InBev N.V. (Beverages)	68,500	5,694

Finland—1.2%
Nokia Oyj (Communications equipment)	128,500	4,937

France—9.0%
AXA (Insurance)	97,100	3,871
Essilor International (Health care equipment & supplies)	61,900	3,949
Eurazeo (Diversified financial services)	21,230	2,719
Iliad S.A. (Diversified telecommunication services)	22,500	2,420
L’Oreal S.A. (Personal products)	61,000	8,735
Schneider Electric S.A. (Electrical equipment)	52,500	7,111
Veolia Environnement (Multi-utilities)	87,587	7,978

		36,783

Germany—4.0%
Beiersdorf AG (Personal products)	53,100	4,115
Deutsche Boerse AG (Diversified financial services)	39,900	7,875
*Q-Cells AG (Electrical equipment)	32,200	4,570

		16,560

Greece—1.1%
National Bank of Greece S.A. (Commercial banks)	65,060	4,461

Italy—2.5%
Geox SpA (Textiles, apparel & luxury goods)	84,500	1,702
Saipem SpA (Energy equipment & services)	213,300	8,518

		10,220

Spain—1.3%
Industria De Textile S.A. (Specialty retail)	88,800	5,373

Switzerland—10.2%
ABB Ltd. (Electrical equipment)	445,200	12,836
*Actelion Ltd. (Biotechnology)	41,000	1,873
EFG International (Capital markets)	50,600	2,039
Geberit AG (Building products)	10,300	1,403
Julius Baer Holding AG (Capital markets)	43,900	3,602
Kuehne & Nagel International AG (Marine)	35,300	3,389
Nestle S.A. (Food products)	17,260	7,926
Roche Holdings AG (Pharmaceuticals)	22,850	3,950
SGS S.A. (Commercial services & supplies)	2,248	2,680
Sonova Holdings AG (Health care equipment & supplies)	16,186	1,817

		41,515

United Kingdom—15.5%
BG Group plc (Oil, gas & consumable fuels)	415,800	9,540
British Sky Broadcasting Group plc (Media)	424,900	5,226
Capita Group plc (Commercial services & supplies)	289,316	4,011
Carphone Warehouse Group plc (Specialty retail)	238,100	1,620
Man Group plc (Capital markets)	320,950	3,643
Reckitt Benckiser plc (Household products)	171,000	9,937

Issuer	Shares	Value

Common Stocks—United Kingdom—15.5%—(continued)
*Rolls-Royce Group plc (Aerospace & defense)	760,005	$8,249
Rotork plc (Electronic equipment & instruments)	67,200	1,296
Tesco plc (Food & staples retailing)	1,085,600	10,327
Tullow Oil plc (Oil, gas, & consumable fuels)	257,300	3,342
Xstrata plc (Metal & mining)	86,400	6,063

		63,254

Japan—13.1%
Aeon Mall Co., Ltd. (Real estate management & development)	78,400	2,057
FANUC Ltd. (Machinery)	54,800	5,313
Fukuoka Financial Group, Inc. (Commercial banks)	674,000	3,936
*Jupiter Telecommunications Co., Ltd. (Media)	3,400	2,860
*K.K. DaVinci Advisors (Real estate management & development)	1,304	1,130
Komatsu Ltd. (Machinery)	173,300	4,648
Mitsui & Co., Ltd. (Trading companies & distributors)	272,000	5,680
NGK Insulators, Ltd. (Machinery)	195,000	5,228
Nintendo Co., Ltd. (Software)	18,400	10,804
Nippon Electric Glass Co., Ltd. (Electronic equipment & instruments)	120,000	1,952
Shin-Etsu Chemical Co., Ltd. (Chemicals)	51,800	3,221
Sumitomo Realty and Development (Real estate management & development)	138,000	3,375
Suruga Bank Ltd. (Commercial banks)	291,000	3,166

		53,370

Asia—12.5%
Australia—8.0%
BHP Billiton Limited (Metals & mining)	137,300	4,800
Macquarie Bank, Ltd. (Capital markets)	69,100	4,623
QBE Insurance Group Limited (Insurance)	168,300	4,886
Toll Holdings Limited (Air freight & logistics)	289,000	2,886
Woolworths Limited (Food & staples retailing)	319,200	9,466
WorleyParsons, Ltd. (Energy equipment & services)	133,900	6,032

		32,693

Hong Kong—2.3%
Esprit Holdings Ltd. (Specialty retail)	324,200	4,774
Li & Fung Ltd. (Distributors)	1,165,200	4,645

		9,419

Singapore—2.2%
Capitaland, Ltd. (Real estate management & development)	1,181,000	5,081
Wilmar International Ltd. (Food products)	1,074,700	3,994

		9,075

Emerging Asia—8.3%
China—2.3%
China Communications Construction Co. Ltd. (Construction & engineering)	1,565,000	4,046

See accompanying Notes to Financial Statements.

48 Annual Report	December 31, 2007

International Equity Fund

Portfolio of Investments, December 31, 2007 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Emerging Asia—8.4%—(continued)
China—(continued)
China Merchants Bank Co. Ltd (Commercial banks)	399,000	$1,605
China Oilfield Services Limited (Energy equipment & services)	748,000	1,671
*Country Garden Holdings Company (Real estate management & development)	815,000	929
Shandong Weigao Gp Medical (Health care equipment & supplies)	568,000	1,301

		9,552

India—2.3%
*Bharti Airtel Limited (Wireless telecommunication services)	174,173	4,356
Vedanta Resources plc ( Metals & mining)	120,600	4,893

		9,249

Indonesia—0.5%
PT Bank Rakyat Indonesia (Commercial banks)	2,828,000	2,198

Malaysia—1.2%
Bumiputra Commerce Holdings Bhd (Commercial banks)	768,800	2,531
Kuala Lumpur Kepong Bhd (Food products)	485,800	2,538

		5,069

South Korea—0.6%
*NHN Corp. (Internet software & services)	10,400	2,480

Taiwan—1.4%
Hon Hai Precision Industry Corp. (Electronic equipment & instruments)	520,540	3,208
Mediatek, Inc. (Semiconductors & semiconductor equipment)	187,500	2,404

		5,612

Canada—5.3%
Agnico-Eagle Mines Limited (Metals & mining)	79,642	4,351
Brookfield Asset Management, Inc. Class “A” (Real estate management & development)	118,350	4,251
*Research In Motion Limited (Communications equipment)	27,300	3,096
Rogers Communications, Inc. Class “B” (Wireless telecommunication services)	129,100	5,885
Shoppers Drug Mart Corp. (Food & staples retailing)	72,500	3,912

		21,495

Emerging Europe, Mid-East, Africa—3.5%
Egypt—1.0%
Egyptian Financial Group—Hermes Holding (Capital markets)	355,100	4,227

South Africa—1.5%
MTN Group, Ltd. (Wireless telecommunication services)	227,900	4,269
Naspers Ltd. (Media)	70,900	1,678

		5,947

Issuer	Shares or Principal Amount	Value

Common Stocks—Emerging Europe, Mid-East, Africa—3.5%—(continued)
Russia—0.8%
*PIK Group (Real estate management & development)**	52,000	$1,586
*PIK Group—GDR 144A (Real estate management & development)	49,700	1,516

		3,102

United Arab Emirates—0.2%
*DP World Ltd. (Marine)	756,800	901

Emerging Latin America—3.5%
Brazil —3.0%
Bolsa de Mercadorias & Futuros S.A. (Diversified financial services)	29,100	409
Bovespa Holding S.A. (Diversified financial services)	123,400	2,378
*Net Servicos De Counicacao S.A. (Media)	149,800	1,826
Companhia Vale do Rio Doce .—ADR (Metals & mining)	239,100	7,811

		12,424

Chile—0.5%
Cencosud S.A.—ADR 144A (Specialty retail)	33,500	2,022

Total Common Stock—93.1% (cost $299,411)		380,308

Preferred Stocks
Brazil—0.6%
Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	50,700	2,518

Total Preferred Stocks—0.6% (cost $829)		2,518

Investment in Affiliate
William Blair Ready Reserves Fund	5,278,372	5,278

Total Investment in Affiliate—1.3% (cost $5,278)		5,278

Short-Term Investments
American Express Credit Corporation Demand Note, VRN, 4.695%, due 1/2/08	$4,260,000	4,260
Prudential Funding Demand Note, VRN 4.430%, due 1/2/08	5,072,000	5,072

Total Short-Term Investments—2.3% (cost $9,332)		9,332

See accompanying Notes to Financial Statements.

December 31, 2007	William Blair Funds 49

International Equity Fund

Portfolio of Investments, December 31, 2007 (all dollar amounts in thousands)

Issuer	Principal Amount	Value

Repurchase Agreement
State Street Bank & Trust Company, 3.80% dated 12/31/07, due 1/2/08, repurchase price $4,902, collateralized by FNMA, Pool #712321	$4,900,984	$4,901

Total Repurchase Agreement—1.2% (cost $4,901)		4,901

Total Investments—98.5% (cost $319,751)		402,337
Cash and other assets, less liabilities—1.5%		6,272

Net assets—100.0%		$408,609

*Non-income producing securities

ADR = American Depository Receipt

VRN = Variable Rate Note

** Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. This holding represents 0.39% of the Fund’s net assets at December 31, 2007. This security was also deemed illiquid pursuant to Liquidity Procedures adopted by the Board of Trustees.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures adopted by the Board of Trustees.

At December 31, 2007 the Fund’s Portfolio of Investments includes the following industry categories:

Financials	21.1%
Industrials	19.1%
Consumer Staples	17.9%
Energy	8.2%
Materials	8.1%
Information Technology	7.9%
Consumer Discretionary	7.8%
Telecommunication Services	4.4%
Health Care	3.4%
Utilities	2.1%

Total	100.0%

At December 31, 2007 the Fund’s Portfolio of Investments includes the following currency categories:

Euro	22.6%
British Pound Sterling	17.7%
Japanese Yen	14.0%
Swiss Franc	10.8%
Australian Dollar	8.5%
U.S. Dollar	5.6%
Hong Kong Dollar	5.0%
Canadian Dollar	3.7%
Singapore Dollar	2.4%
Brazilian Real	1.9%
South African Rand	1.6%
New Taiwan Dollar	1.5%
Malaysian Ringgit	1.3%
Indian Rupee	1.1%
Egyptian Pounds	1.1%
All other currencies	1.2%

Total	100.0%

See accompanying Notes to Financial Statements.

50 Annual Report	December 31, 2007

Jeffrey A. Urbina

INTERNATIONAL SMALL CAP GROWTH FUND

The International Small Cap Growth Fund primarily invests in a diversified portfolio of common stocks of small cap companies in developed and emerging markets.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

Please see page 30 for the Global Markets Overview.

How did the Fund perform during the past year? How did the Fund’s performance compare to its benchmark?

The International Small Cap Growth Fund posted a 13.06% increase (Class N Shares) for the 12 months ended December 31, 2007. By comparison, the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) World Small Cap Ex-U.S. Index, gained 3.64%.

What factors were behind the Fund’s performance versus the benchmark?

During 2007, the Fund outperformed across most sectors. In particular, relative stock selection in Discretionary, Energy, Financials, Health Care, Industrials and Utilities was strong. Discretionary stock selection was bolstered by good performance in developed Asia and Canada, coupled with emerging markets exposure. In Energy, the Fund’s focus on energy services companies added value. Financials stock selection was strong across all regions, with the exception of Australia. European stocks augmented results in Health Care, while Industrials stock selection benefited from companies exposed to Energy and Materials spending, infrastructure building, and alternative energy. In addition, the Fund’s overweighting in Industrials added value, as did its underweighting in IT. Regionally, the Fund’s stock selection across developed regions was strong, while emerging markets exposure added value, as did the lower weighting in Japan.

What is your current strategy? How is the Fund positioned?

During the quarter, the Fund’s weighting in Consumer Discretionary stocks, which were significantly overweighted relative to the Index as of September 30, were decreased, and reinvested in Health Care and Financials holdings. From a sector perspective at year end, the Fund remained focused in Financials and Industrials, and a newly increased Healthcare weighting, at the expense of Materials and Utilities. Regionally, the Fund remained underweighted in Developed Asia, although the weighting in Japan was increased, overweighted in Europe, and approximately 16% in emerging markets. The weighting in emerging markets decreased from approximately 17% as of September 30, as we reduced our weightings in China and Latin America, with some of the proceeds reinvested in the Middle East.

December 31, 2007	William Blair Funds 51

International Small Cap Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2007

	1 Year	Since Inception(a)
International Small Cap Growth Fund Class N	13.06%	21.22%
International Small Cap Growth Fund Class I	13.34	21.53
MSCI World Ex-US Small Cap Index	3.64	15.79
(a)	For the period from November 1, 2005 (Commencement of Operations) to December 31, 2007.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) World Ex-US Small Cap Index is an unmanaged index that is designed to measure equity performance of small cap stocks in developed and emerging markets.

This report identifies the Fund’s investments on December 31, 2007. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

52 Annual Report	December 31, 2007

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2007 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Europe—37.9%
Austria—1.5%
Schoeller-Bleckmann Oilfield Equipment AG (Energy equipment & services)	66,920	$6,003

Finland—3.8%
Konecranes OYJ (Machinery)	53,600	1,826
Nokian Renkaat OYJ (Auto components)	229,550	7,969
Outotec OYJ (Construction & engineering)	32,300	1,751
Ramirent OYJ (Machinery)	220,512	3,617

		15,163

France—6.0%
April Group S.A. (Insurance)	136,782	9,229
EDF Energies Nouvelles S.A. (Independent power produusie energy traders)	71,000	4,952
*Orpea (Heath care providers & services)	92,713	6,093
*Seloger.com (Media)	68,400	4,018

		24,292

Germany—6.8%
*Colonia Real Estate AG (Real estate management & development)	170,760	4,237
CTS Eventim AG (Media)	53,900	2,082
*Manz Automation AG (Semiconductors & semiconductor equipment)	11,200	2,710
MTU Aero Engines Holding AG (Aerospace & defense)	83,514	4,880
*Roth & Rau AG (Electronic equipment & instruments)	7,200	2,683
Solarworld AG (Electrical equipment)	71,062	4,314
*Wire Card AG (Commercial services & supplies)	371,000	6,286

		27,192

Greece—3.6%
Fourlis Holdings S.A. (Household durables)	160,600	6,346
Jumbo S.A. (Leisure equipment & products)	228,200	8,215

		14,561

Ireland—2.2%
*Norkom Group plc (Software)	286,500	733
United Drug plc (Heath care providers & services)	1,433,880	8,274

		9,007

Italy—1.5%
Azimut Holdings SpA (Capital markets)	143,217	1,858
Trevi Finanziaria SpA (Construction & engineering)	234,800	4,208

		6,066

Netherlands—1.6%
*Qiagen NV (Lifesciences tools & services)	297,273	6,464

Norway—0.7%
* Electromagnetic GeoServices AS (Energy equipment & services)	284,450	2,651

Issuer	Shares	Value

Common Stocks—Europe—37.9%—(continued)
Spain—3.0%
Grifols S.A. (Biotechnology)	378,203	$8,490
Tecnicas Reunidas S.A. (Construction & engineering)	56,300	3,600

		12,090

Switzerland—7.2%
*Barry Callebaut AG (Food products)	5,920	4,485
Burckhardt Compression Holding AG (Machinery)	17,112	5,552
*Meyer Burger Technology AG (Machinery)	14,800	5,448
Partners Group Global Opportunities, Ltd (Capital markets)	69,100	9,213
*Temenos Group AG (Software)	164,280	4,042

		28,740

United Kingdom—18.7%
Amlin plc (Insurance)	1,221,889	$7,216
Amlin plc—B Shares, (Insurance)	1,306,000	582
Ashmore Group plc (Capital markets)	607,700	3,212
*Autonomy Corporation plc (Software)	476,900	8,383
*Blinkx plc (Internet software & services)	4,713,700	2,577
*Ceres Power Holdings plc (Electrical equipment)	721,500	4,456
*Climate Exchange plc (Diversified financial services)	103,600	2,048
Detica Group plc (IT services)	632,100	2,774
Domino's Pizza UK & IRL plc (Hotels, restaurants, & leisure)	617,280	2,192
Expro International Group plc (Energy equipment & services)	317,337	6,492
Restaurant Group plc (Hotels, restaurants, & leisure)	317,200	1,166
Rightmove plc (Media)	199,700	1,839
Rotork plc (Electronic equipment & instruments)	102,550	1,977
RPS Group plc (Commercial services & supplies)	319,700	2,020
Serco Group plc (Commercial services & supplies)	887,240	8,167
Southern Cross Healthcare Limited (Health care providers & services)	496,824	5,207
Ultra Electronic Holdings plc (Aerospace & defense)	94,050	2,572
VT Group plc (Aerospace & defense)	357,150	4,903
*Wellstream Holdings plc (Energy equipment & services)	332,200	7,156

		74,939

Japan—15.5%
Aeon Mall Co., Ltd. (Real estate management & development)	490,000	12,859
ARDEPRO CO., Ltd. (Real estate management & development)	17,408	3,738
DeNA Co., Ltd. (Internet & catalog retail)	1,223	5,818
En-Japan Inc. (Commercial services & supplies)	871	2,448
Fujimi, Inc (Chemicals)	50,788	768
*K.K. DaVinci Advisors (Real estate management & development)	7,011	6,074

See accompanying Notes to Financial Statements.

December 31, 2007	William Blair Funds 53

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2007 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Japan—15.5%—(continued)
Kenedix, Inc. (Real estate management & development)	2,448	$3,878
Miraial Company, Ltd. (Semiconductors & semiconductor equipment)	94,920	2,659
Nitori Company Ltd. (Specialty retail)	158,200	7,582
*So-net M3, Inc. (Health care technology)	1,370	4,368
Suruga Bank Ltd. (Commercial banks)	724,000	7,876
Zensho Company, Ltd. (Hotels, restaurants, & leisure)	406,500	4,091

		62,159

Emerging Asia—7.6%
China—2.6%
*China High Speed Transmission (Independent power producers & energy traders)	1,006,000	2,638
China Infrastructure Machinery Holdings, Ltd. (Machinery)	1,043,000	1,634
Ctrip.com International Ltd.—ADR (Hotels, restaurants & leisure)	20,640	1,186
*E-House China Holdings Ltd.—ADR (Real estate management & development)	38,400	915
*Home Inns & Hotels Management, Inc.—ADR(Hotels, restaurants & leisure)	25,900	923
Li Ning Co. Ltd. (Leisure equipment & products)	318,873	1,174
Shandong Weigao GP (Health care equipment & supplies)	884,800	2,026

		10,496

India—1.7%
Financial Technologies, (India) Ltd. (Diversified financial services)	72,380	4,762
Thermax India Limited (Machinery)	107,200	2,201

		6,963

Malaysia—2.3%
KNM Group Bhd (Energy equipment & services)	1,112,100	2,559
Kuala Lumpur Kepong Bhd (Food products)	848,450	4,433
Zelan Bhd (Construction & engineering)	1,289,800	2,107

		9,099

South Korea—1.0%
*Taewoong Co., Ltd. (Machinery)	42,190	3,982

Asia—6.0%
Australia—3.5%
Seek Limited (Commercial services & supplies)	1,151,680	8,005
United Group, Ltd. (Construction & engineering)	360,070	6,013

		14,018

Singapore—2.5%
Olam International, Ltd. (Food & staples retailing)	3,106,000	6,110
Raffles Education Corp. Ltd. (Diversified consumer services)	1,967,000	4,128

		10,238

Issuer	Shares	Value

Emerging Europe, Mid-East, Africa—5.6%
Czech Republic—0.6%
*Central European Media Enterprises Ltd., Class “A"”(Media) †	21,700	$2,517

Egypt—0.8%
*Orascom Hotels & Development (Hotels, restaurants & leisure)	230,900	3,429

Poland—1.9%
*Central European Distribution Corporation—ADR (Beverages)	86,800	5,041
*Cinema City International N.V. (Media)	173,600	2,453

		7,494

South Africa—1.7%
*Eastern Platinum Ltd (Metals & mining)	1,618,300	4,706
Wilson Bayly Holmes-Ovcon Limited (Construction & engineering)	103,381	2,082

		6,788

United Arab Emirates—0.6%
Lamprell plc (Energy equipment & services)	263,700	2,240

Canada—4.3%
Canadian Western Bank (Commercial banks)	215,100	6,833
FNX Mining Company Inc. (Metals & mining)	189,400	5,805
*Gildan Activewear, Inc. (Textiles, apparel & luxury goods)	107,500	4,459

		17,097

Emerging Latin America—2.4%
Brazil—2.4%
*Anhanguera Educational Parti (Diversified consumer services)	108,400	2,314
*Cyrela Commercial Properties S.A. (Real estate management & development)	249,640	1,684
Iguatemi Empresa de Shopping Centers S.A. (Real estate management & development)	129,300	2,106
Lupatech S.A. (Machinery)	47,700	1,608
Rodobens Negocioa Imobiliarios S.A. (Real estate management & development)	180,500	2,145

		9,857

Total Common Stock—98.0% (cost $356,874)		393,545

Preferred Stock
Brazil—0.6%
Banco Sofisa S.A. (Commercial banks)	288,100	2,242

Total Preferred Stock—0.6% (cost $1,818)		2,242

Investment in Affiliate
William Blair Ready Reserves Fund	2,197,170	2,197

Total Investment in Affiliate—0.5% (cost $2,197)		2,197

See accompanying Notes to Financial Statements.

54 Annual Report	December 31, 2007

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2007 (all dollar amounts in thousands)

Issuer	Principal Amount	Value

Short-Term Investments
American Express Credit Corp. Demand Note, VRN 4.695%, due 1/2/08	$3,969,000	$3,969
Prudential Funding Demand Note, VRN 4.430%, due 1/2/08	1,065,000	1,065

Total Short-term Investments—1.3% (cost $5,034)		5,034

* Non-income producing securities

ADR = American Depository Receipt

GDR = Global Depository Receipt

† = U.S. listed foreign security

VRN = Variable Rate Note

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures adopted by the Board of Trustees.

At December 31, 2007 the Fund’s Portfolio of Investments includes the following industry categories:

Industrials	24.9%
Financials	22.2%
Consumer Discretionary	18.1%
Health Care	10.3%
Information Technology	8.4%
Energy	6.9%
Consumer Staples	5.1%
Materials	2.8%
Utilities	1.3%

Total	100.0%

Issuer	Principal Amount	Value

Repurchase Agreement
State Street Bank & Trust Company, 3.80% dated 12/31/07 due 1/2/08, repurchase price $967 collateralized by FNMA Pool #712321	$966,783	$967

Total Repurchase Agreement—0.2% (cost $967)		967

Total Investments—100.6% (cost $366,890)		403,985
Liabilities, plus cash and other assets (0.6)%		(2,526)

Net assets—100.0%		$401,459

At December 31, 2007 the Fund’s Portfolio of Investments includes the following currency categories:

Euro.	30.5%
British Pound Sterling.	19.4%
Japanese Yen.	15.7%
Swiss Franc.	7.2%
Canadian Dollar.	5.5%
Australian Dollar.	3.6%
Brazilian Real.	3.1%
U.S. Dollar.	2.7%
Singapore Dollar.	2.6%
Malaysian Ringgit.	2.3%
Hong Kong Dollar.	1.9%
Indian Rupee.	1.8%
South Korean Won.	1.0%
All other currencies.	2.7%

Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2007	William Blair Funds 55

W. George Greig

Todd M. McClone

Jeffrey A. Urbina

EMERGING MARKETS GROWTH FUND

The Emerging Markets Growth Fund primarily invests in a diversified portfolio of equity securities issued by growth companies in emerging economies worldwide.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Please see page 30 for the Global Markets Overview.

How did the Fund perform during the past year? How did the Fund’s performance compare to its benchmark?

The Emerging Markets Growth Fund posted a 37.75% increase (Class N Shares) for the 12 months ended December 31, 2007. By comparison, the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Index, gained 39.78%.

What factors were behind the Fund’s performance versus the benchmark?

During 2007 the Fund outperformed across virtually all sectors. In particular, relative stock selection in Energy, Financials, Information Technology (IT) and Telecommunication Services was strong. In Energy, the Fund’s focus on energy services companies coupled with exploration and production companies with high production growth added value. Financials stock selection was strong, due largely to strong gains in the Fund’s Chinese and Middle Eastern holdings, coupled with good results from Brazilian financials. IT stock selection benefited from strong performance in Latin American and Asian holdings, while the Fund’s focus on the leading Telecom companies in China and India augmented performance. In addition, the Fund’s overweighting in Industrials added value, as did its underweighting in IT. Regionally, the Fund’s stock selection in Emerging Asia was strong, but was slightly mitigated from underperformance in Latin America, due primarily to exposure to Mexico, which underperformed as the US economy slowed.

What is your current strategy? How is the Fund positioned?

During the fourth quarter, the Fund’s weighting in Consumer Discretionary stocks, which were significantly overweighted relative to the Index as of September 30, were decreased, in favor of Consumer Staples companies, due to expectations of a slower growth environment, and concerns about valuation in Chinese stocks. From a sector perspective at year end, however, the Fund remained focused in Consumer, Financials and Industrials companies at the expense of Energy, Materials and Utilities. Regionally, the weighting in Emerging Asia was decreased during the quarter, due largely to concerns about valuation in China in favor of Brazilian and Middle Eastern stocks. As of year end, the Fund had nearly an equal weighting (approximately 25% of the Fund) in EMEA (Emerging Europe, Middle East, Africa), was overweighted in Latin America (at approximately 26% of the Fund) and underweighted in the larger Emerging Asia region relative to the Index.

56 Annual Report	December 31, 2007

Emerging Markets Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2007

	1 Year	Since Inception(a)
Emerging Markets Growth Fund Class N	37.75%	47.18%
Emerging Markets Growth Fund Class I	38.13	47.49
MSCI Emerging Markets Index	39.78	40.36
(a)	For the period from June 6, 2005 (Commencement of Operations) to December 31, 2007.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Index is an index that is designed to measure equity performance in the global emerging markets.

This report identifies the Fund’s investments on December 31, 2007. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

December 31, 2007	William Blair Funds 57

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2007 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Emerging Asia—46.3%
China—10.6%
Belle International Holdings Limited (Specialty retail)	8,686,200	$12,995
China Communications Construction Company Ltd. (Construction & engineering)	2,099,900	5,429
*China High Speed Transmission Equipment Group Co. (Electrical equipment)	2,213,000	5,802
China Infrastructure Machinery Holdings, Ltd. (Machinery)	3,019,000	4,728
China Merchants Bank (Commercial banks)	2,658,500	10,696
China Mobile Ltd. (Wireless telecommunication services)	982,300	17,106
China Oilfield Services Limited (Energy equipment & services)	1,245,000	2,780
China Vanke Company Ltd. (Real estate management & development)	4,419,147	11,389
*China Water Affairs Group (Household durables)	4,814,000	2,922
*CNinsure, Inc. (Insurance)†	194,200	3,059
*Country Garden Holdings Ltd. (Real estate management & development)	6,997,000	7,973
Ctrip.com International Ltd.—ADR (Hotels, restaurants & leisure)	48,600	2,793
*E-House China Holdings Ltd.—ADR (Real estate management & development)	111,300	2,652
*Home Inns & Hotels Management Inc.—ADR (Hotels, restaurants & leisure)	69,100	2,463
Lee and Man Paper Manufacturing Ltd. (Paper & forest products)	2,036,400	8,878
Li Ning Co. Ltd. (Leisure equipment & products)	922,500	3,397
Parkson Retail Group Ltd. (Multiline retail)	311,400	3,716
Shangdong Weigao GP Medical (Health care equipment & supplies)	2,585,700	5,922
Wumart Stores, Inc., Class “H” (Food & staples retailing)	6,764,000	5,751
Xinyu Hengdeli Holdings Ltd. (Distributors)	5,800,000	3,238

		123,689

India—18.4%
ABB Ltd. India (Electrical equipment)	145,700	5,538
Bharat Heavy Electricals, Ltd. (Electrical equipment)	344,700	22,433
*Bharti Airtel Ltd. (Wireless telecommunication services)	1,508,000	37,719
*Cairn India Ltd. (Oil, gas & consumable fuels)	3,301,800	21,351
Dabur India Ltd. (Personal products)	2,083,300	5,985
DLF Ltd. (Real estate management & development)	272,666	7,360
Financial Technologies, (India) Ltd. (Software)	94,600	6,224
HDFC Bank Ltd. (Commercial banks)†	109,200	14,245
Housing Development Finance Corp. (Thrifts & mortgage finance)	340,790	24,610
Larsen & Toubro Ltd. (Construction & engineering)	222,400	23,281
Shoppers’ Stop Ltd. (Multiline retail)	280,860	3,940
Thermax India Limited (Machinery)	314,700	6,461
Unitech Limited (Real estate management & development)	1,214,600	14,884
Vedanta Resources plc (Metals & mining)	505,400	20,505

		214,536

Issuer	Shares	Value

Common Stocks—Emerging Asia—46.3%—(continued)
Indonesia—2.9%
PT Bank Rakyat Indonesia (Commercial banks)	28,280,500	$21,984
*PT London Sumatra Indones PT (Food products)	10,329,000	11,609

		33,593

Philippines—0.6%
Bank of Philippine Islands (Commercial banks)	5,050,000	7,492

Malaysia—4.6%
*Airasia Bhd (Airlines)	6,636,600	3,191
Bumiputra Commerce Holding Bhd (Commercial banking)	7,581,400	24,961
KNM Group Bhd (Energy equipment & services)	2,868,200	6,601
Kuala Lumpur Kepong Bhd (Food products)	2,434,650	12,720
Zelan Bhd (Construction & engineering)	3,568,200	5,828

		53,301

South Korea—3.9%
Hana Tour Service Inc. (Hotels, restaurants & leisure)	55,200	4,477
*LG Household & Health Care Ltd. (Household products)	57,799	11,910
*Megastudy Co. Ltd. Inc. (Diversified consumer services)	19,410	5,519
*NHN Corporation (Internet software & services)	46,200	11,017
*Taewoong Co., Ltd. (Machinery)	138,100	13,034

		45,957

Taiwan—5.3%
Himax Technologies, Inc.—ADR (Semiconductors & semiconductor equipment)	1,807,424	7,718
Hon Hai Precision Industry Co., Ltd. (Electronic equipment & instruments)	4,880,033	30,078
Taiwan Semiconductor Manufacturing Company Ltd. (Semiconductors & semiconductor equipment)	12,367,000	23,448

		61,244

Emerging Europe, Mid-East, Africa—24.3%
Czech Republic—1.1%
*Central European Media Enterprises Ltd., Class “A” (Media)†	105,800	12,271

Egypt—4.1%
Egyptian Financial Group-Hermes Holding SAE (Capital markets)	1,391,300	16,561
Orascom Construction Industries (Construction & engineering)	236,200	24,321
*Orascom Hotels and Development (Hotels, restaurants & leisure)	485,000	7,203

		48,085

Poland—2.2%
*Amrest Holdings NV (Hotels, restaurants & leisure)	117,200	6,295

See accompanying Notes to Financial Statements.

58 Annual Report	December 31, 2007

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2007 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Emerging Europe, Mid-East, Africa—24.3%—(continued)
Poland—(continued)
*Central European Distribution Corporation—ADR (Beverages)	242,500	$14,084
*Cinema City International NV (Media)	401,500	5,672

		26,051

Russia—4.4%
*Magnit—CLS (Multiline retail)†	118,800	5,981
*PIK Group—CLS (Real estate development & management)**	597,900	18,236
*PIK Group—Sponsored GDR 144A (Real estate development & management)	98,400	3,001
Sberbank—CLS (Commercial banks)†	2,830,700	11,925
*X5 Retail Group N.V.—GDR (Food & staples retailing)	331,200	12,089

		51,232

South Africa—6.5%
*Eastern Platinum, Ltd. (Metals & mining)	2,342,600	6,812
MTN Group Ltd. (Wireless telecommunication services)	1,495,800	28,016
Naspers Ltd. (Media)	485,190	11,484
The Spar Group Limited (Food & staples retailing)	1,444,300	12,738
Truworths International Ltd. (Specialty retail)	2,262,800	8,966
Wilson Bayly Holmes-Ovcon Ltd. (Construction & engineering)	364,800	7,348

		75,364

Turkey—3.8%
Bim Birlesik Magazalar A.S. (Food & staples retailing)	141,200	12,598
Coca Cola Icecek A.S. (Beverages)	603,600	6,951
Turkiye Garanti Bankasi A.S. (Commercial banks)	2,716,300	24,239

		43,788

United Arab Emirates—2.2%
*DP World Ltd. (Marine)	5,379,700	6,402
Emaar Properties PJSC (Real estate management & development)	3,346,100	13,504
Lamprell plc (Energy equipment & services)	731,400	6,213

		26,119

Emerging Latin America—22.6%
Brazil—13.3%
All America Latin Logistica (Road & rail)	896,400	11,603
*Anhanguera Educacional Participacoes S.A. (Diversified consumer services)	371,100	7,922
B2W Companhia Global do Varejo (Internet & catalog retail)	37,000	1,476
Bolsa de Mercadorias & Futuros S.A. (Diversified financial services)	286,200	4,020
Bovespa Holding S.A. (Diversified financial services)	1,298,500	25,022
*BR Malls Participacoes S.A. (Real estate management & development)	998,300	13,460
CIA Vale Do Rio Doce—Pref A—ADR (Metals & mining)	693,400	22,653

Issuer	Shares	Value

Common Stocks—Emerging Latin America—22.6%—(continued)
Brazil—(continued)
Cyrela Brazil Realty S.A. (Household durables)	772,500	$10,503
*Cyrela Commercial Properties S.A. (Real estate management & development)	831,900	5,613
Iguatemi Empresa de Shopping Centers S.A. (Real estate management & development)	389,115	6,339
Localiza Rent a Car S.A. (Road & rail)	555,200	5,892
Lojas Renner S.A. (Multiline retail)	322,100	6,514
Lupatech S.A. (Machinery)	240,300	8,100
Redecard S.A. (IT services)	899,800	14,559
Rodobens Negocioa Imobiliarios S.A. (Real estate management & development)	444,800	5,285
Totvs S.A. (Software)	167,000	5,535

		154,496

Chile—1.6%
Cencosud S.A.—ADR 144A (Specialty retail)	223,500	13,492
S.A.C.I. Falabella S.A. (Multiline retail)	1,098,554	5,339

		18,831

Mexico—6.6%
America Movil S.A. (Wireless telecommunication services)	8,023,800	24,628
*Groupo Famsa S.A. (Multiline retail)	1,065,000	3,317
Grupo Financiero Banorte S.A. de C.V. (Commercial banks)	2,763,400	11,419
Grupo Aeropuertario Del—ADR (Transportation infrastructure)	127,100	5,672
*MegaCable Holdings Sab de C.V. (Diversified telecommunication services)	1,725,000	5,857
*Promotora Ambiental sab de C.V. (Commercial services & supplies)	1,561,650	4,793
Wal-Mart de Mexico sab de C.V. (Food & staples retailing)	6,229,400	21,717

		77,403

Peru—1.1%
Credicorp Ltd. (Commercial banks)†	171,700	13,101

Total Common Stock—93.2% (cost $805,452)		1,086,553

Preferred Stock
Brazil—3.7%
Banco Sofisa S.A. (Commercial banks)	686,200	5,339
*Net Servicos De Counicacao S.A. (Media)	796,300	9,708
Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	560,500	27,836

		42,883

Total Preferred Stock—3.7% (cost $25,102)		42,883

Investment in Affiliate
William Blair Ready Reserves Fund	1,325,503	1,326

Total Investment in Affiliate—0.1% (cost $1,326)		1,326

See accompanying Notes to Financial Statements.

December 31, 2007	William Blair Funds 59

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2007 (all dollar amounts in thousands)

Issuer	Principal Amount	Value

Short-Term Investments
American Express Credit Corp. Demand Note, VRN 4.695%, due 1/2/08	$3,075,000	$3,075
Prudential Funding Demand Note, VRN 4.430%, due 1/2/08	9,183,000	9,183

Total Short-Term Investments—1.1% (cost $12,258)		12,258

Repurchase Agreement
State Street Bank and Trust Company, 3.800% dated 12/31/07, due 1/2/08, repurchase price $10,962, collateralized by FNR 2002-93 FH	10,960,154	10,960

Total Repurchase Agreement—0.9% (cost $10,960)		10,960

Total Investments—99.0% (cost $855,098)		1,153,980
Cash and other assets, less liabilities—1.0%		11,874

Net assets—100.0%		$1,165,854

* Non-income producing securities

ADR = American Depository Receipt

GDR = Global Depository Receipt

† = U.S. listed Foreign Security

VRN = Variable Rate Note

**Fair valued pursuant to Valuation Procedures adopted by Board of Trustees. This holding represents 1.56% of the Fund’s net assets at December 31, 2007. This security was also deemed illiquid pursuant to Liquidity Procedures securities adopted by the Board of Trustees.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures adopted by the Board of Trustees.

At December 31, 2007 the Fund’s Portfolio of Investments includes the following industry categories:

Financials	29.1%
Industrials	15.8%
Consumer Staples	12.5%
Consumer Discretionary	12.4%
Telecommunication Services	10.0%
Information Technology	8.7%
Energy	5.8%
Materials	5.2%
Health Care	0.5%

Total	100.0%

At December 31, 2007 the Fund’s Portfolio of Investments includes the following currency categories:

Indian Rupee	15.8%
Brazilian Real	15.5%
U.S. Dollar	12.5%
Hong Kong Dollar	7.2%
Mexican Nuevo Peso	6.3%
South African Rand	6.1%
New Taiwan Dollar	4.7%
Malaysian Ringgit	4.7%
Egyptian Pounds	4.3%
South Korean Won	4.1%
Turkish Lira	3.9%
Russian Ruble	3.2%
Indonesian Rupiah	3.0%
British Pound Sterling	2.4%
Yuan Renminbi (China)	2.3%
Dirham (United Arab Emirates)	1.2%
All Other Currencies	2.8%

Total	100.0%

See accompanying Notes to Financial Statements.

60 Annual Report	December 31, 2007

Chad M. Kilmer

Mark T. Leslie

David S. Mitchell

VALUE DISCOVERY FUND

The Value Discovery Fund invests in the equity securities of small companies that we believe offer a long-term investment value seeking to identify undervalued companies with sound business fundamentals.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform over the last year? How did the Fund’s performance compare to its benchmark?

The Value Discovery Fund posted a 5.54% decrease on a total return basis (Class N shares) during the 12 months ended December 31, 2007. By comparison, the Russell 2000® Value Index, dropped 9.78%, while the Russell 2000® Index decreased 1.57%.

What were the most significant market factors impacting Fund performance?

2007 was a year of transition as the market was turned on its head after the August credit crunch, numerous write downs of subprime mortgage securities and associated derivatives occurred, and the collapse of several hedge funds. Market performance became unpredictable in the latter half of the year as equities, particularly securities of Financials, experienced significant price declines and contributed to diminished returns late in the year.

Large cap indices benefited from economic uncertainty and slowing earnings growth, while small cap indices underperformed not only in the second half but throughout 2007. Growth also pulled ahead of value as investors flocked to quality safe havens; this effect was most pronounced during the second half of the year. The first half of 2007 started out optimistically as many US indices posted strong positive returns, but, due to various liquidity events that occurred in the latter half of the year, a market sell off ensued. The Russell 2000® Value index posted a 3.8% return during the first six months, but then reversed course and proceeded to post a 13.8% decline during the last six months.

What were among the best performing sectors for the Fund? Were there any investment themes that produced the best results?

Consumer Discretionary was the largest contributor to relative performance with Industrials following closely behind. Strong stock selection comprised almost all of the outperformance in these two sectors. Aeropostale, a specialty retailer, added value in the Consumer Discretionary space as the company continued to execute very well and posted strong same store sales growth, solid margin expansion, and earnings per share (“EPS”) growth. Within Industrials, Genlyte Group was the largest positive contributor due to their acquisition by Royal Phillips Electronics at a 50% price premium in the fourth quarter.

What were among the weakest performing sectors for the Fund? Were there any investments that did not measure up to your expectations?

The portfolio had an average underweight position to the Telecommunication Services sector throughout the year and this allocation detracted from relative performance. Telecommunications experienced a bounce this year as the sector came off of a five year period of underperformance as its lack of participation in prior years’ strong returns made for easy comparisons; therefore, our underexposure was a negative. Additionally, our position in

December 31, 2007	William Blair Funds 61

Syniverse underperformed in the fourth quarter as a weak market pressured the sector and the stock sold off unexpectedly. Yet, positive earnings estimate revisions are an indicator of solid fundamental performance and we expect the stock to be a strong relative performer in an economic downturn. Financials was a difficult sector during the year as concerns regarding liquidity, lending, and balance sheet write-offs continued to mount. While the portfolio’s underweight to Financials was a positive contributor to performance, our security selection within the space diminished the benefits of the portfolio’s exposure. In particular, weak relative performance from our bank and insurance holdings more than offset the strong relative performance from our REIT holdings.

What is your current strategy? How is the Fund positioned?

We are beginning to witness many indications that the US economy could be in the midst of or headed towards a recession, evident by a sharp increase in the unemployment rate and an ISM (Institute for Supply Management) reading which indicated manufacturing activities have slowed to levels last seen in 2003. Broad market indices continue to trend downward, some of which have wiped out their 2007 price gains. As home prices continue to decline, many homeowners’ reliance on their real estate portfolio will diminish and savings levels will increase, causing consumer spending to slow. On a positive note, the Federal Reserve is forecasting that employment growth will remain at positive levels and while officials have recently released several hawkish comments, we expect the Fed to be more aggressive with their monetary policy in order to stave off inflation and ensure that lending continues. The fixed income market is already demanding additional interest rate easing as demonstrated by two year Treasury notes, which remain below the fed funds’ rate.

While our Industrials holdings were some of the portfolio’s strongest performers during the second half of the year, Industrials and other cyclical sectors would be the first to feel the impact of an economic recession. In the context of our portfolio, the team actively monitors each sector’s exposure to the slowing economic environment and weak dollar and focuses on companies that are run by quality management teams who know how to continuously create value. We continue to find value within small caps and have not made many changes to our positioning, in which we maintain a relative sector neutrality approach that results in our sector weights remaining roughly proportional to those of the benchmark. Although earnings and profit growth is trending downward, valuations are decreasing which we believe positions equities to produce positive, long term, inflation-adjusted returns.

62 Annual Report	December 31, 2007

Value Discovery Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2007

	1 Year	3 Year	5 Year	10 Year	Since Inception
Value Discovery Fund Class N	(5.54)%	4.95%	12.53%	9.16%	—%
Value Discovery Fund Class I	(5.31)	5.20	12.76	—	11.97	(a)
Russell 2000® Index	(1.57)	6.80	16.25	7.08	8.65	(a)
Russell 2000® Value Index	(9.78)	5.27	15.80	9.06	12.36	(a)
(a)	For the period from October 1, 1999 (Commencement of the Class) to December 31, 2007.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Index is the Fund’s primary benchmark. The Russell 2000® Index is an unmanaged composite of the smallest 2000 stocks of the Russell 3000® Index.

The Russell 2000® Value Index consists of small-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2007. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

December 31, 2007	William Blair Funds 63

Value Discovery Fund

Portfolio of Investments, December 31, 2007 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks
Financials—28.2%
*Argonaut Group, Inc.†	24,257	$1,022
Ashford Hospitality Trust, Inc.	78,665	566
Astoria Financial Corporation	22,570	525
Bank Of Hawaii Corporation	12,045	616
Boston Private Financial Holdings, Inc.	18,796	509
Citizens Banking Corporation	39,754	577
Cogdell Spencer, Inc.	24,930	397
*Community Bancorp	27,960	486
*CRM Holdings, Ltd.†	38,150	299
Employers Holdings, Inc.	25,350	424
Financial Federal Corporation	21,900	488
First Midwest Bancorp Incorporated	28,886	884
First Niagara Financial Group, Inc.	35,795	431
First Potomac Realty Trust	33,690	582
FirstMerit Corporation	31,835	637
Hanover Insurance Group, Inc.	19,625	899
Jones Lang LaSalle, Inc	2,610	186
Kite Realty Group Trust	50,280	768
Lasalle Hotel Properties	15,415	492
*MeadowBrook Insurance Group, Inc.	59,125	556
Mid-American Apartment Communities, Inc.	18,190	778
*PMA Capital Corporation, Class “A”	70,408	579
Wilmington Trust Corporation	17,350	611

		13,312

Industrials—16.9%
ABM Industries Incorporated	21,055	429
Acuity Brands, Inc.	12,465	561
Barrett Business Services, Inc.	26,700	481
Brady Corporation	13,560	476
CLARCOR, Inc.	12,635	480
*EMCOR Group, Inc.	14,655	346
*Esco Technologies, Inc.	12,465	498
Forward Air Corporation	15,580	486
G & K Services, Inc.	12,465	468
Interface Inc., Class “A”	30,150	492
Kaydon Corporation	12,635	689
Tal International Group, Inc.	31,245	711
Triumph Group, Inc.	8,255	680
Watsco, Inc.	14,905	548
Watson Wyatt Worldwide, Inc.	13,390	621

		7,966

Information Technology—12.4%
*Anixter International, Inc.	9,010	561
*Avid Technology, Inc.	18,931	536
*EarthLink, Inc.	81,780	578
*Entegris, Inc.	69,568	600
*Parametric Technology Corporation	50,535	902
*Progress Software Corporation	16,930	570
*Semitool, Inc.	62,069	539
*SRA International, Inc.	18,110	533
*Sybase, Inc.	38,405	1,002

		5,821

Consumer Discretionary—11.4%
*Aftermarket Technology Corp.	19,875	542
Ameristar Casinos, Inc.	24,675	680
Callaway Golf Company	29,055	506
*Cavco Industries, Inc.	12,295	416
Christopher & Banks Corporation	67,712	775
Entercom Communications Corporation	25,858	354

*Non-income producing

† = U.S. listed foreign security

VRN = Variable Rate Note

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Consumer Discretionary—(continued)
Interactive Data Corporation	15,665	$517
*Jack In The Box Inc.	18,270	471
*Select Comfort Corporation	65,270	457
Wolverine World Wide, Inc.	27,540	675

		5,393

Materials—8.8%
Arch Chemicals, Inc.	14,655	539
CF Industries Holdings, Inc.	4,380	482
H.B. Fuller Company	17,685	397
Minerals Technologies Inc.	7,075	474
Quanex Corporation	15,920	826
Silgan Holdings, Inc.	13,980	726
Texas Industries, Inc.	9,855	691

		4,135

Health Care—5.9%
*Lifecore Biomedical, Inc.	20,720	299
*Magellan Health Services	18,190	848
*Pediatrix Medical Group	13,225	901
*Varian, Inc.	11,369	742

		2,790

Utilities—5.7%
Avista Corporation	33,015	711
Cleco Corporation	27,625	768
Northwest Natural Gas Company	10,610	516
South Jersey Industries, Inc.	19,285	696

		2,691

Energy—5.4%
*Forest Oil Corporation	21,898	1,113
*Goodrich Petroleum Corporation	20,465	463
*Petrohawk Energy Corporation	54,913	951

		2,527

Consumer Staples—2.4%
Flowers Foods, Inc.	26,480	620
J&J Snack Foods	16,172	506

		1,126

Telecommunication Services—1.4%
*Syniverse Holdings, Inc.	42,450	661

Total Common Stock—98.5% (cost $46,212)		46,422

Investment in Affiliate
William Blair Ready Reserves Fund	30,924	31

Total Investment in Affiliate—0.1% (cost $31)		31

Repurchase Agreement
State Street Bank, 3.800%, Dated 12/31/07 due 1/2/08 repurchase price $667, collateralized by FN Pool # 712321	666,531	667

Total Repurchase Agreement—1.4% (cost $667)		667

Total Investments—100.0% (cost $46,910)		47,120
Liabilities, plus cash and other assets—(0.0)%		(2)

Net assets—100.0%		$47,118

See accompanying Notes to Financial Statements.

64 Annual Report	December 31, 2007

James S. Kaplan

Christopher T. Vincent

Benjamin J. Armstrong

BOND FUND

The Bond Fund Seeks to outperform the Lehman Aggregate Bond Index by maximizing total return through a combination of income and capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform since its inception? How did the Fund’s performance compare to its benchmark?

The Bond Fund commenced operations on May 1, 2007. Through the eight-month period ending December 31, 2007, the Fund posted an increase of 3.38% (Class N Shares). By comparison, the Fund’s benchmark, the Lehman Brothers U.S. Aggregate Bond Index, gained 4.87%.

What were the most significant market factors impacting Fund performance? What factors were behind the Fund’s performance versus the benchmark?

The Fund’s relative underperformance generally resulted from the volatility of the fixed income market during 2007. The Fund, for example, was underweight short-duration U.S. Treasury securities; the U.S. Treasury sector was the best performing investment grade bond sector in 2007. The Fund also holds a fairly small percentage of non-agency mortgage securities, the prices of which were negatively impacted by ongoing subprime mortgage problems.

Given the current valuation of the Corporate bond and Mortgage-backed security sectors relative to U.S. Treasury securities, we are optimistic about the outlook for 2008. Good performance may depend on a return of substantial liquidity to the bond market. U.S. Treasury returns may struggle in the coming year, given the 3.59% average yield on U.S. Treasury securities.

The bond market (as measured by the Lehman Aggregate Bond Index) posted strong absolute returns of 4.87% since the Fund’s inception on May 1, 2007. The returns were driven by falling Treasury yields. The yield on the Lehman Treasury Index fell by over 1.00%, from 4.67% to 3.59%.

The year-end yield on the Treasury market reflects a “flight-to-quality” in the bond market. Given the current Fed Funds rate of 4.25%, Treasury yields are likely unsustainable at these levels unless the Fed continues to cut rates aggressively.

In contrast to U.S. Treasury securities, the major “spread” sector performance was not as strong. Since the Fund’s inception, the yield on the Credit Index actually rose by 0.07%, from 5.53% to 5.60%. 2007 was the worst year in the past decade for the performance of the Credit sector relative to U.S. Treasuries.

Which investment strategies enhanced the Fund’s return? Were there any investment strategies that produced the best results?

Within the Consumer non-cyclical subsector, Kroger and Kimberly Clark bonds performed well. Also, the only below investment grade bond, MGM Mirage contributed to performance.

December 31, 2007	William Blair Funds 65

What were the weakest performing sectors for the Fund?

Within the Fund’s corporate bond holdings, the performance of the Financial sector was weaker than Industrials, which was consistent with market trends. Our holding of Rescap, a mortgage finance company, hurt performance and was eliminated from the portfolio. Other corporate bonds that underperformed the broad market include Prologis, a REIT, and FPL Group, a public utility holding company.

We have added a select few non-agency mortgages to the Fund that we believe are very attractive. Although some of these bonds have hurt performance recently, we continue to believe that they will benefit investors in the future.

What is your current strategy? How is the Fund positioned?

The Fund’s duration of 4.62 years is roughly consistent with the benchmark, reflecting no bias for changes in interest rates. Although we expect the Fed Funds rate to decline in 2008, future rate cuts are already priced into the Treasury market.

The Corporate bond sector holdings are marginally greater than the benchmark, reflecting our belief that spreads may tighten. Within the sector, we remain underweight financials and overweight industrials. We are also slightly overweight BBB-rated corporate bonds.

In the Fund, the Mortgage-related sectors (including Residential, Commercial and Asset backed securities) are marginally underweight relative to the benchmark. Within the sectors the Fund is overweight in Agency mortgages, including Fannie Mae and Freddie Mac mortgage pools.

The Commercial Mortgage sector is underweighted.

We believe the fixed income markets may be headed into a favorable relative return environment. The non-Treasury assets offer compelling valuations and the opportunity for spread tightening is considerable. The likelihood of spread tightening will increase if and when the liquidity in the bond market improves.

66 Annual Report	December 31, 2007

Bond Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2007

Since Inception(a)
Bond Fund Class N	3.38%
Bond Fund Class I	3.50
Lehman Aggregate Bond Index	4.87
(a)	For the period from May 1, 2007 (Commencement of Operations) to December 31, 2007.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Lehman Aggregate Bond Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund’s investments on December 31, 2007. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

December 31, 2007	William Blair Funds 67

Bond Fund

Portfolio of Investments, December 31, 2007 (all amounts in thousands)

	Principal Amount	Value

U.S. Government and U.S. Government Agency—62.0%
U.S. Treasury—20.2%
U.S. Treasury Note, 4.750%, due 2/15/10	$3,950	$4,086
U.S. Treasury Note, 4.250%, due 9/30/12	3,200	3,312
U.S. Treasury Note, 4.750%, due 5/15/14	2,300	2,446
U.S. Treasury Note, 5.125%, due 5/15/16	1,450	1,569
U.S. Treasury Note, 7.125%, due 2/15/23	325	419
U.S. Treasury Note, 5.125%, due 2/15/36	2,000	2,010

Total U.S. Treasury Obligations	13,225	13,842

Government National Mortgage Association (GNMA)—1.1%
GNR 2006-67 GB, 4.087%, due 9/16/34	725	713
#357752, 7.000%, due 4/15/09	3	3

	728	716

Federal Home Loan Bank (FHLB)—0.5%
4.750%, due 12/16/16	325	332

Federal Home Loan Mortgage Corp. (FHLMC)—8.8%
#G10330, 7.000%, due 1/1/10	40	41
#G90024, 7.000%, due 1/20/13	147	153
#G30093, 7.000%, due 12/1/17	68	71
#G30254, 6.500%, due 5/1/19	111	116
#G30255, 7.000%, due 7/1/21	151	159
#G18137, 6.500%, due 8/1/21	591	609
#G18137, 6.500%, due 7/1/22	224	231
#E02360, 6.500%, due 7/1/22	1,072	1,104
#D95897, 5.500%, due 3/1/23	452	454
#C90896, 6.500%, due 2/1/25	1,113	1,148
6.750%, due 9/15/29	650	806
#G10728, 7.500%, due 7/1/32	459	490
#C01385, 6.500%, due 8/1/32	647	669

	5,725	6,051

Federal National Mortgage Association (FNMA)—31.4%
#535559, 7.500%, due 9/1/12	888	913
#598453, 7.000%, due 6/1/15	29	30
#689612, 5.000%, due 5/1/18	856	859
#747903, 4.500%, due 6/1/19	731	719
#791393, 5.500%, due 10/1/19	736	747
#831430, 5.500%, due 3/1/21	935	947
#253847, 6.000%, due 5/1/21	519	530
#900725, 6.000%, due 8/1/21	471	482
#254797, 5.000%, due 6/1/23	492	486
#545437, 7.000%, due 2/1/32	352	371
#254548, 5.500%, due 12/1/32	1,960	1,963
#555522, 5.000%, due 6/1/33	877	857
#254868, 5.000%, due 9/1/33	1,542	1,507
#555880, 5.500%, due 11/1/33	924	925
#725027, 5.000%, due 11/1/33	1,234	1,205

	NRSRO Rating	Principal Amount	Value

Federal National Mortgage Association (FNMA)—(continued)
#725205, 5.000%, due 3/1/34		$959	$937
#725238, 5.000%, due 3/1/34		965	943
#725424, 5.500%, due 4/1/34		992	993
#725611, 5.500%, due 6/1/34		780	780
#745092, 6.500%, due 7/1/35		1,034	1,069
#845188, 6.000%, due 12/1/35		921	936
#848782, 6.500%, due 1/1/36		1,454	1,497
#256859, 5.500%, due 8/1/37		1,803	1,783

		21,454	21,479

Non-Agency Mortgage-Backed Obligations—7.3%
Countrywide Alternative Loan Trust, 2003-11T1, Tranche M, 4.750%, due 7/25/18	AA+	306	296
First Plus 1997-4 M1 7.640%, due 9/11/23	AA	199	196
Aames Mortgage Trust, 2001-1, Tranche M2, 7.588%, due 6/25/31	A	133	100
LSSCO, 2004-2, Tranche M2, 6.828%, due 2/28/33, VRN*	A	266	253
CWL, 2003-5, Tranche MF2 5.959%, due 11/25/33	AA-	252	212
Renaissance Home Equity Loan Trust, 2004-2, Tranche M5 6.455%, due 7/25/34	A	563	417
FHASI, 2004-AR4, Tranche 3A1, 4.593%, due 8/25/34, VRN	AAA	688	679
Security National Mortgage Loan Trust, 2004-2A, Tranche M2, 6.352%, due 11/25/34	A	50	49
Security National Mortgage Loan Trust, 2005-1A, Tranche M2, 6.530%, due 2/25/35*	A	25	18
Soundview Home Equity Loan Trust, 2005-B, Tranche M1, 5.635%, due 5/25/35	AA+	523	487
Structured Asset Securities Corp., 2005-9XS, Tranche 1A2A 4.840%, due 6/25/35	AAA	630	629
Structured Asset Securities Corp., 2005-9XS, Tranche 1A2C 4.950%, due 6/25/35	AAA	295	292
Structured Asset Securities Corp., 2005-9XS, Tranche A2B, 6.500%, due 6/25/35	AAA	325	327
Security National Mortgage Loan Trust, 2005-2A, Tranche M2, 7.321%, due 2/25/36*	A	125	107
Chase Mortgage Finance Corporation, 2006-A1, Tranche A3, 6.000%, due 9/25/36	AAA	700	692
Security National Mortgage Loan Trust, 2006-1A, Tranche M2, 7.500%, due 9/25/36*	A	80	51
Mid-State Trust 2004-1, Tranche A 6.005%, due 8/15/37	AAA	74	72
Statewide Mortgage Loan Trust, 2006-1A, Tranche A2, 7.660%, due 9/25/37*	AAA	70	69

See accompanying Notes to Financial Statements.

68 Annual Report	December 31, 2007

Bond Fund

Portfolio of Investments, December 31, 2007 (all dollar amounts in thousands)

	NRSRO Rating	Principal Amount	Value

Non-Agency Mortgage-Backed Obligations—(continued)
ACE, 2005-SN1, Tranche M2, 5.770%, due 11/25/39, VRN	A+	$50	$27
ACE, 2005-SD3, Tranche M2, 6.615%, due 8/25/45, VRN	A+	70	33

		5,424	5,006

Corporate Obligations—23.6%
Bear Stearns Co. Inc. 4.000%, due 1/31/08	A+	200	200
CIT Group Inc. 4.000%, due 5/8/08	A	250	248
Consolidated Edison Company of New York, 7.150%, due 12/1/09	A+	500	524
Household Finance Corporation, 8.000%, due 7/15/10	AA-	500	533
Bank of America Corporation, 4.250%, due 10/1/10	AA	500	497
Simon Property Group, Inc., 6.350%, due 8/28/12	A-	500	514
Cox Communications, Inc., 7.125%, due 10/1/12	BBB-	400	427
Boeing Capital Corporation, 5.800%, due 1/15/13	A+	400	419
PepsiCo, Inc. 4.650%, due 2/15/13	AA-	550	554
CODELCO, Inc.—144A, 4.750%, due 10/15/14	A	400	385
Johnson Controls, Inc. 5.500%, due 1/15/16	A-	400	394
ProLogis, 5.750%, due 4/1/16	BBB+	400	375
Omnicom Group, Inc., 5.900%, due 4/15/16	A-	400	406
Yum!, Brands, Inc., 6.250%, due 4/15/16	BBB-	400	406
SAB Miller plc, 6.500%, due 7/1/16	BBB+	400	418
Petrobras International Finance Company, 6.125%, due 10/6/16	BBB-	400	408
MGM Mirage 7.6250%, due 1/15/17	BB	500	494
J.P. Morgan Chase & Co. 6.125%, due 6/27/17	A+	600	612
Lehman Brothers Holdings 6.500%, due 7/19/17	A+	610	617
Kimberly-Clark, 6.1250%, due 8/1/17	A+	600	632
American Express, 6.150%, due 8/28/17	A+	600	616
Exelon Generation Company, LLC. 6.200%, due 10/1/17	BBB+	600	596
Union Pacific Corporation, 5.750%, due 11/15/17	BBB	525	523
Tesco plc, 5.500%, due 11/15/17	A+	600	598

NRSRO = Nationally Recognized Statistical Rating Organization, such as S&P, Moody's or Fitch (unaudited)

WAC = Weighted Average Coupon

VRN = Variable Rate Note

The obligations of certain U. S. Government-sponsored securities are neither issued nor guaranteed by the U. S. Treasury.

*Deemed illiquid pursuant to Liquidity Procedures adopted by the Board of Trustees. These holdings represent 0.73% of the net assets at December 31, 2007.

	NRSRO Rating	Principal Amount/ Shares	Value

Corporate Obligations—(continued)
Abbott Laboratories, 5.600%, due 11/30/17	AA	$600	$616
Ras Laffan Lng II, 5.298%, due 9/30/20	AA	400	388
Southwest Airlines Co., 6.150%, due 8/1/22	AA-	500	498
Kroger Company, 8.000%, due 9/15/29	BBB-	400	465
Conoco Funding Company, 7.250%, due 10/15/31	A	400	468
Kohl's Corporation, 6.000%, due 1/15/33	BBB+	400	346
Goldman Sachs Group, Inc., 6.125%, due 2/15/33	AA-	400	393
Pacific Gas and Electric Company, 6.050%, due 3/1/34	BBB+	250	250
Teva Pharmaceutical Finance LLC, 6.150%, due 2/1/36	BBB	300	298
Wisconsin Electric Power Company, 5.700%, due 12/1/36	A+	500	479
Comcast Corporation, 6.450%, due 3/15/37	BBB+	300	305
Florida Power and Light Group Capital, Inc. 6.650%, due 6/15/67, VRN	A-	300	289

Total Corporate Obligations		15,985	16,191

Total Fixed Income—92.9% (Cost $62,826)		62,866	63,617

Preferred Stock
Public Storage, Inc.		10,000	193

Total Preferred Stock—0.3% (cost $245)		10,000	193

Total Long-Term Investments—93.2% (cost $63,071)		72,866	63,810

Short-Term Investments
American Express Credit Corp. Demand Note, VRN 4.695%, due 1/2/08	A+	869	869
Prudential Funding Demand Note, VRN 4.430%, due 1/2/08	A+	2,348	2,348

Total Short-Term Investments—4.7% (cost $3,217)		3,217	3,217

Repurchase Agreement
State Street Bank and Trust Company, 3.80% dated 12/31/07, due 1/2/08, repurchase price $401, collateralized by FN, Pool # 712321	A+	400	400

Total Repurchase Agreement—0.6% (cost $400)		400	400

Total Investments—98.5% (cost $66,688)		$76,483	67,427

Cash and other assets, less liabilities—1.5%			1,056

Net Assets—100.0%			$68,483

See accompanying Notes to Financial Statements.

December 31, 2007	William Blair Funds 69

James S. Kaplan

Christopher T. Vincent

INCOME FUND

The Income Fund invests in intermediate-term debt securities.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform during the past year? How did the Fund’s performance compare to its benchmark?

The Income Fund posted a 1.08% gain on a total return basis (Class N Shares) for the 12 months ended December 31, 2007. By comparison, the Fund’s benchmark, the Lehman Intermediate Government/Credit Bond Index, rose 7.39%, while the Fund’s peer group, the Morningstar Short-term Bond Category, increased 4.29%.

What were the most significant market factors impacting Fund performance? What factors were behind the Fund’s performance versus the benchmark?

The Fund’s considerable underperformance resulted from a significant underweight in the U.S. Treasury sector, which was the best performing investment grade bond sector in 2007. The Fund’s performance was primarily hurt by holdings in Non-agency mortgages, an investment grade sector which is not represented in the benchmark.

Given the current valuations in the Corporate bond and Mortgage-backed security sectors, we are optimistic about the outlook for 2008. Good performance may depend on a return of substantial liquidity to the bond market. U.S. Treasury returns may struggle in the coming year, given the 3.37% average yield on U.S. Treasury securities.

During 2007, the bond market posted strong absolute returns of 7.39%, as measured by the Lehman Intermediate Government Credit index. The returns were driven by falling Treasury yields. The yield on the Lehman Intermediate Treasury Index fell by 1.40%, from 4.77% to 3.37%.

The year-end yield on the Treasury market reflects a “flight-to-quality” in the bond market. Given the current Fed Funds rate of 4.25%, Treasury yields are likely unsustainable at these levels unless the Fed continues to cut rates aggressively.

In contrast to Treasury securities, the major “spread” sector performance was not as strong. The yield on the Intermediate Credit Index fell by just 0.08%, from 5.42% to 5.34%. 2007 was the worst year in the past decade for the performance of the intermediate credit sector relative to U.S. Treasuries.

Which investment strategies enhanced the Fund’s return? Were there any investment strategies that produced the best results?

Our best performing corporate bond holdings include the international beverage company, SABMiller, and the U.S. industrial company, Johnson Controls.

We were fortunate to have maintained an underweight in the weak Finance sector during 2007. Our sell discipline helped us to eliminate some bonds in the Finance sector during the first half of the year, including Sallie Mae and RESCAP. Both of these bonds performed poorly in the second half of the year.

70 Annual Report	December 31, 2007

What were the weakest performing sectors for the Fund?

The Non-agency Mortgage sector proved challenging all year as a result of the overflow of subprime residential mortgage problems into other Mortgage sectors. The Fund has had heavy allocations for these sectors for many years and we did shift assets away from these sectors during the fourth quarter. Some of these transactions resulted in selling securities at a loss, which we believe was in the best interest of investors.

What is your current strategy? How is the Fund positioned?

The Fund’s duration of 3.71 years is roughly consistent with the benchmark, reflecting no bias for changes in interest rates. Although we expect the Fed Funds rate to decline in 2008, future rate cuts are already priced into the Treasury market.

The Corporate bond sector holdings are positioned somewhat conservatively relative to the benchmark. The nominal percentage of corporate bonds is slightly below the benchmark and we have an opportunity to increase our exposure in this sector as liquidity returns to the market. The Fund’s exposure to BBB-rated bonds, which is limited to 10%, remains slightly below the nominal percentage of BBBs in the intermediate index.

The Fund remains significantly overweight the Mortgage sector, although the nominal percentage of mortgage backed securities is at a 12-month low. The Fund will likely benefit significantly if the residential mortgage environment improves.

We believe the fixed income markets may be headed into a favorable relative return environment. The non-Treasury assets offer compelling valuations and the opportunity for spread tightening is considerable. The likelihood of spread tightening will increase if and when the liquidity in the bond market improves.

December 31, 2007	William Blair Funds 71

Income Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2007

	1 Year	3 Year	5 Year	10 Year	Since Inception
Income Fund Class N	1.08%	2.34%	2.66%	4.54%	—%
Income Fund Class I	1.36	2.53	2.83	—	4.79	(a)
Lehman Intermediate Government Credit Bond Index	7.39	4.32	4.06	5.75	5.92	(a)
(a)	For the period from October 1, 1999 to December 31, 2007.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Lehman Intermediate Government/Credit Bond Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund’s investments on December 31, 2007. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

72 Annual Report	December 31, 2007

Income Fund

Portfolio of Investments, December 31, 2007 (all amounts in thousands)

	NRSRO Rating	Principal Amount	Value

U.S. Government and U.S. Government Agency—54.8%
U.S. Treasury—25.4%
U.S. Treasury Note, 6.500%, due 2/15/10		$10,000	$10,693
U.S. Treasury Note, 4.250%, due 9/30/2012		24,445	25,302
U.S. Treasury Note, 4.750%, due 5/15/14		2,000	2,127
U.S. Treasury Note, 5.125%, due 5/15/16		6,060	6,559
U.S. Treasury Note, 4.750%, due 8/15/17		7,000	7,393

Total U.S. Treasury Obligations		49,505	52,074

Government National Mortgage Association (GNMA)—1.8%
#780405, 9.500%, due 11/15/17		407	437
#589335, 6.500%, due 10/15/22		1,689	1,745
#357322, 7.000%, due 9/15/23		195	207
#616250, 6.000%, due 2/15/24		1,262	1,297

Total Government National Mortgage Association		3,553	3,686

Small Business Administration—0.0%
Receipt for Multiple Originator Fees, #3, 0.821%, due 11/01/08 (Interest Only) WAC		—	10

Federal Home Loan Mortgage Corp. (FHLMC)—10.8%
#G10067, 7.000%, due 1/1/08		1	1
1612 SE, 8.100%, due 11/15/08		161	162
#G90028, 7.000%, due 5/17/09		80	80
#E80050, 6.000%, due 10/1/09		136	137
#G90019, 7.500%, due 12/17/09		141	142
7.000%, due 3/15/10		4,000	4,287
#E00436, 7.000%, due 6/1/11		269	278
#G10708, 6.500%, due 8/1/12		175	181
#E72924, 7.000%, due 10/1/13		778	810
#E81697, 8.000%, due 5/1/15		1,801	1,904
#E81703, 7.000%, due 5/1/15		726	755
#E81908, 8.500%, due 12/1/15		108	120
#J02184, 8.000%, due 4/1/16		1,373	1,448
#G12258, 6.000%, due 8/1/16		2,048	2,097
#G90022, 8.000%, due 9/17/16		532	559
#E90398, 7.000%, due 5/1/17		1,119	1,166
#M30028, 5.500%, due 5/1/17		205	209
#G90027, 6.000%, due 11/17/17		1,056	1,076
#J02986, 6.500%, due 7/1/21		67	69
#C67537, 9.500%, due 8/1/21		89	96
#G18137, 6.500%, due 8/1/21		2,506	2,583
#D95621, 6.500%, due 7/1/22		2,857	2,956
#A45790, 7.500%, due 5/1/35		879	938

Total FHLMC Mortgage Obligations		21,107	22,054

Federal National Mortgage Association (FNMA)—16.8%
#1993-196, Tranche SA, 10.369%,due 10/25/08,VRN		93	94
#1993-221, Tranche SG, 4.650%, due 12/25/08, VRN		84	83

	NRSRO Rating	Principal Amount	Value
Federal National Mortgage Association (FNMA)—(continued)
#2002-27, Tranche SW, 5.995%, due 5/25/2009 VRN		$896	$891
#765396, 5.500%, due 1/1/09		69	69
#695512, 8.000%, due 9/1/10		233	238
#725479, 8.500%, due 10/1/10		344	349
6.250%, due 2/1/11		1,500	1,607
#313816, 6.000%, due 4/1/11		271	275
#577393, 10.000%, due 6/1/11		146	156
#577395, 10.000%, due 8/1/11		563	606
#254788, 6.500%, due 4/1/13		400	415
#725315, 8.000%, due 5/1/13		419	438
#593561, 9.500%, due 8/1/14		321	345
#567027, 7.000%, due 9/1/14		1,352	1,409
#567026, 6.500%, due 10/1/14		1,166	1,208
#458124, 7.000%, due 12/15/14		255	265
#576554, 8.000%, due 1/1/16		1,352	1,424
#576553, 8.000%, due 2/1/16		2,067	2,197
#555747, 8.000%, due 5/1/16		320	335
#735569, 8.000%, due 10/1/16		1,723	1,807
#725410, 7.500%, due 4/1/17		1,132	1,180
#643217, 6.500%, due 6/1/17		340	352
#679247, 7.000%, due 8/1/17		1,478	1,553
#740847, 6.000%, due 10/1/18		1,083	1,109
#852864, 7.000%, due 7/1/20		2,895	3045
#458147, 10.000%, due 8/15/20		746	863
#835563, 7.000%, due 10/1/20		1,129	1,189
#735574, 8.000%, due 3/1/22		747	802
#679253, 6.000%, 10/1/22		1,705	1,747
#1993-19, Tranche SH, 11.234%, due 4/25/23, VRN		11	14
#806458, 8.000%, due 6/1/28		912	977
#880155, 8.500%, due 7/1/29		1,260	1,356
#797846, 7.000%, due 3/1/32		1,490	1,569
#745519, 8.500%, due 5/1/32		762	821
#654674, 6.500%, due 9/1/32		252	261
#733897, 6.500%, due 12/1/32		472	489
#888305, 7.000, due 3/1/36		2,648	2,793

Total FNMA Mortgage Obligations		32,636	34,331

Non-Agency Mortgage-Backed Obligations—13.8%
ABFS, 2002-2, Tranche A6, 5.850%, due 3/15/19	AAA	114	112
First Plus, 1997-4, Tranche M1, 7.640%, due 9/11/23	AA	1,144	1,127
First Plus, 1997-4, Tranche M2, 7.830%, due 9/11/23	A	242	229
First Plus, 1997-4, Tranche A8, 7.810%, due 9/11/23	AAA	93	93
First Plus, 1998-2, Tranche M2, 8.010%, due 5/10/24	A	149	144
First Plus, 1998-3, Tranche M2, 7.920%, due 5/10/24, VRN	A	394	383
Bear Stearns ABS, 2001-A, Tranche M1, 8.040%, due 2/15/31	AA	288	288
Structured Asset Securities Corp., 2005-SC1, Tranche 1A2, 10.253%, due 5/25/31, VRN*	AAA	1,706	1,819
Aames Mortgage Trust, 2001-1, Tranche M2, 7.588%, due 6/25/31	A	1,216	918

See accompanying Notes to Financial Statements.

December 31, 2007	William Blair Funds 73

Income Fund

Portfolio of Investments, December 31, 2007 (all dollar amounts in thousands)

	NRSRO Rating		Principal Amount	Value

Non-Agency Mortgage-Backed Obligations—(continued)
Security National Mortgage Loan Trust, 2004-1A, Tranche M2, 6.750%, due 06/25/32	A		$1,600	$1,476
Structured Assets Security Corporation, 2002-17, Tranche B3, 6.095%, due 9/25/32, VRN	A		1,774	1,766
LSSCO, 2004-2, Tranche M1, 6.828%, due 2/28/33, VRN*	AA		694	696
LSSCO, 2004-2, Tranche M2, 6.828%, due 2/28/33, VRN*	A		532	507
ABFS, 2002-2, Tranche A-7, 5.215%, due 7/15/33, VRN	AAA		16	16
ABFS, 2002-3, Tranche M1, 5.402%, due 9/15/33, VRN	AA		985	808
Residential Asset Mortgage Products, 2003-RS9, Tranche MI2, 6.300%, due 10/25/33	A		1,291	1,035
ACE, 2004-SD1, Tranche M3, 7.615%, due 11/25/33, VRN	BBB		2,099	1,048
Security National Mortgage Loan Trust, 2004-2A, Tranche M2, 6.352%, due 11/25/34	A		2,200	2,150
Security National Mortgage Loan Trust, 2005-1A, Tranche B1, 7.450%, due 2/25/35*	BBB		950	635
Security National Mortgage Loan Trust, 2005-1A, Tranche M2, 6.530%, due 2/25/35*	A		1,475	1,039
Soundview Home Equity Loan Trust, 2005-B, Tranche M1 5.635%, due 5/25/35	Aaa		1,318	1,226
Security National Mortgage Loan Trust, 2005-2A, Tranche B1, 7.750%, due 2/25/36*	BBB		1,550	1,046
Security National Mortgage Loan Trust, 2005-2A, Tranche M2, 7.321%, due 2/25/36*	A		2,075	1,779
Security National Mortgage Loan Trust, 2006-1A, Tranche M2, 7.500%, due 9/25/36*	A		2,195	1,402
Security National Mortgage Loan Trust, 2006-2A, Tranche M2, 7.500%, due 10/25/36*	A		600	550
Security National Mortgage Loan Trust, 2006-3A, Tranche M2, 7.500%, due 1/25/37*	A		1,000	888
Blackrock Capital Finance, 1997-R1 WAC, 7.840%, due 3/25/37, VRN*	AAA		298	290
Statewide Mortgage Loan Trust, 2006-1A, Tranche A2, 7.660%, due 9/25/37*	AAA		2,638	2,612
ACE, 2005-SN1, Tranche M1, 5.520%, due 11/25/39, VRN	AA	+	1,075	898
ACE, 2005-SN1, Tranche M2, 5.770%, due 11/25/39, VRN	A	+	625	337

	NRSRO Rating		Principal Amount	Value

Non-Agency Mortgage-Backed Obligations—(continued)
ACE, 2005-SD3, Tranche M2, 6.615%, due 8/25/45, VRN	A	+	$1,895	$892

Total Non-Agency Mortgage-Backed Obligations			34,231	28,209

Corporate Obligations—31.4%
Philips Petroleum, 8.750%, due 5/25/10	A		2,500	2,739
HSBC Finance Corporation, 8.000%, due 7/15/10	AA	-	2,450	2,611
Boeing Capital Corporation, 7.375%, due 9/27/10	A	+	2,549	2,736
Lehman Brothers Holdings, Inc., 6.625%, due 1/18/12	A	+	2,650	2,752
BHP Billiton Finance, 5.125%, due 3/29/12	A	+	1,195	1,205
General Electric Capital Corporation, 6.000%, due 6/15/12	AAA		2,650	2,778
Citigroup, Inc., 5.625%, due 8/27/12	AA	-	2,675	2,710
Kroger Company, 5.500%, due 2/1/13	BBB		2,000	2,005
Ohio Power Company, 5.500%, due 2/15/13	BBB		1,900	1,889
American Movil SA, 5.500%, due 3/1/14	A3		2,000	1,987
Bank of America Corporation, 5.375%, due 6/15/14	AA		2,325	2,349
AT&T, Inc. 5.100%, due 9/15/14	A		2,500	2,474
Goldman Sachs Group, Inc., 5.000%, due 10/1/14	AA	-	2,000	1,961
Codeloc Inc., 4.750%, due 10/15/14*	A		1,815	1,747
Pemex Master Trust, 5.750%, due 12/15/15	BBB	+	2,000	2,025
Johnson Controls, Inc., 5.500%, due 1/15/16	A	-	1,925	1,897
Teva Pharmaceutucal Finance LLC. 5.500%, due 2/1/16	BBB		2,000	1,976
Omnicom Group, Inc., 5.900%, due 4/15/16	A	-	3,000	3,043
YUM! Brands, Inc., 6.250%, 4/15/16	BBB		1,939	1,966
Sabmiller PLC, 6.500%, due 7/1/16	BBB	+	1,600	1,671
Petrobras International Finance Corporation, 6.125%, due 10/6/16	BBB	-	2,000	2,040
Comcast Corporation, 6.500%, due 1/15/17	BBB	+	2,000	2,085
BHP Billiton Finance, 5.400%, due 3/29/17	A	+	1,000	962
J.P. Morgan Chase & Company, 6.125%, due 6/27/17	A	+	2,500	2,548
Kimberly-Clark Corporation 6.125%, due 8/1/17	A	+	2,000	2,107

See accompanying Notes to Financial Statements.

74 Annual Report	December 31, 2007

Income Fund

Portfolio of Investments, December 31, 2007 (all dollar amounts in thousands)

	NRSRO Rating		Principal Amount	Value

Corporate Obligations—(continued)
IBM Corporation, 5.700%, due 9/14/17	A	+	$2,500	$2,584
Exelon Generation Company, LLC 6.200%, due 10/1/17	A3		2,000	1,988
Tesco plc, 5.500%, due 11/15/17	A	+	1,750	1,745
Ras Laffan Lng II, 5.298%, due 9/30/20*	Aa2		2,000	1,941
Southwest Airlines Company, 6.150%, due 8/1/22	AA	-	1,650	1,643

Total Corporate Obligations			63,073	64,164

Total Long Term Investments—100.0% (cost $209,354)			$204,105	204,528

Cash and other assets, less liabilities—0.0%				102

Net Assets—100.0%				$204,630

WAC = Weighted Average Coupon

VRN = Variable Rate Note

NRSRO = Nationally Recognized Statistical Rating Organization, such as

S&P, Moody’s or Fitch (unaudited)

The obligations of certain U. S. Government-sponsored securities are neither issued nor guaranteed by the U. S. Treasury.

* Deemed illiquid pursuant to Liquidity Procedures adopted by the Board of Trustees. These holdings represent 8.28% of the net assets at December 31, 2007.

See accompanying Notes to Financial Statements.

December 31, 2007	William Blair Funds 75

James S. Kaplan

Christopher T. Vincent

READY RESERVES FUND

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Federal Reserve Board Monetary policy was the focus of the money markets during 2007.

Federal Reserve Board Chairman Ben Bernanke reached the one-year anniversary of his appointment early in the year, a job he has grown into and for which market participants have generally given him high marks.

At the meeting of the Federal Open Market Committee just before mid-year, the Federal Reserve said that inflation remained its predominant policy concern. The Fed left its benchmark interest rate unchanged at 5.25% and signaled that it would keep it at that level for some time. The Fed’s rate decision, which had been widely anticipated by most market participants, meant that the Fed’s pause in rate increases was now one year old.

However, during the third quarter the Federal Reserve made two significant policy moves in order to calm markets in the wake of meltdowns in the housing and credit markets.

Turmoil in the home-loan market caused renewed concerns about tightening credit worldwide. Questions arose regarding the credibility of specific types of investment vehicles and liquidity dried up. In addition, there was increasing anxiety that the problems in the mortgage markets would spill over into housing and in turn affect the health of the economy.

On August 17th the Fed made the decision to cut the discount rate that banks use for short-term borrowing in emergencies, noting that the risks to the broader economy had increased “appreciably.”

Then on September 18th, the Fed lowered the Federal Funds rate by 0.50%. It was the first rate cut in four years, and was seen by many observers as a forceful policy shift intended to limit the damage to the economy from the disorder in the housing and credit markets. By September the debate among the policy makers appeared to be not whether to cut rates but by how much to cut them—if the rate cut was too small, the Fed risked a recession; if the rate cut was too much or done too early, the Fed risked stoking inflation.

Over the course of the year, we reduced our holdings of Asset-backed Commercial Paper and increased our balances in instruments having overnight liquidity. In addition, we raised our holdings of Government Agency paper. These actions were in response to difficult market conditions.

We presently intend to maintain our strategy of using commercial paper in the short end of the market, barbelled with fixed-rate obligations with slightly longer maturities, and we also will continue to emphasize floating-rate obligations, which price off of LIBOR. (LIBOR, the London Interbank Offered Rate, is the rate charged for large loans by banks denominated in U.S. dollars held in banks outside of the U.S.)

The current inverted shape of the money market yield curve has decreased investment opportunities in the secondary fixed-rate market, but we do not see this as a particularly troubling development. With fewer opportunities available, or until the yield curve changes, we will stay focused on the 30- to 60-day end of the market.

At December 31, 2007, the Fund’s Average Maturity was approximately 48 days, compared to 49 days at September 30, 2007, 53 days at June 30, 2007 and 52 days at December 31, 2006.

The return for the 12 months ended December 31, 2007, of the Fund’s Class N Shares was 4.75%, versus the 4.48% return of the Fund’s benchmark, the AAA-Rated Money Market Funds Average. Total assets were $1.40 billion, compared to $1.32 billion at September 30, 2007 and $1.20 billion at December 31, 2006.

76 Annual Report	December 31, 2007

Ready Reserves Fund

Performance Highlights (unaudited)

The Fund’s 7 day yield on December 31, 2007 was 4.26%.

Average Annual Total Returns—Class N Shares Year ended December 31, 2007.

	1 Year	3 Year	5 Year	10 Year
Ready Reserves Fund	4.75%	3.94%	2.64%	3.36%
AAA Rated Money Market Funds	4.48	3.79	2.51	3.33

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Class N Shares are available to the general public without a sales load. Total return includes reinvestment of income. Yields fluctuate and are not guaranteed. An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corp. (FDIC) or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The AAA Rated Money Market Funds Average represents the average annual composite performance of all AAA rated First Tier Retail Money Market Funds listed by imoneynet data.

This report identifies the Fund’s investment’s on December 31, 2007. These holdings are subject to change. Not all fixed-income securities in the Fund performed the same, nor is there any guarantee that these fixed-income securities will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

December 31, 2007	William Blair Funds 77

Ready Reserves Fund

Portfolio of Investments, December 31, 2007 (all amounts in thousands)

Issuer	Principal Amount	Amortized Cost
U.S. Agency Fixed Rate Notes—5.5%
Federal Home Loan Bank (FHLB), 3.375%-5.250%, 1/18/08-3/26/08	$19,333	$19,345
Federal Home Mortgage Corporation, (FHLMC), 2.750%-4.625%, 2/21/08-3/15/08	20,305	20,325
Federal National Mortgage Association (FNMA), 3.830%-6.320%, 1/11/08-8/15/08	36,877	36,877

Total U.S. Agency Fixed Rate Notes	76,515	76,547

U.S. Agency Variable Rate Notes—2.8%
Federal Home Loan Bank (FHLB), 4.775%-5.019%, 8/15/08-10/29/08	40,010	40,007

Total U.S. Agency Variable Rate Notes	40,010	40,007

U.S. Agency Discount Notes—8.9%
Federal Farm Credit Banks (FFCB), 4.210%-4.290%, 2/14/08-2/27/08	10,000	9,940
Federal Home Loan Mortgage Corporation (FHLMC), 4.230%-4.880%, 1/25/08-2/26/08	50,000	49,773
Federal National Mortgage Association (FNMA), 4.190%-4.280%, 1/14/08-2/29/08	65,000	64,711

Total U.S. Agency Discount Notes	125,000	124,424

Canadian Government Fixed Rate Notes—0.1%
Canadian Government, 5.25%, 11/5/08	882	882

Total Canadian Government Fixed Rate Notes	882	882

Fixed Rate Notes—22.1%
Abbott Laboratories, 6.000%, 3/15/08	2,014	2,003
American General Finance Corp, 5.329%, 1/18/08	18,036	18,031
American Honda Finance Corp, 3.850%-4.870%, 3/20/08-11/6/08	10,628	10,633
AT&T Corporation, 6.125%-6.150%, 1/15/08-2/15/08	7,117	7,098
Berkshire Hathaway, 3.375%-5.299%, 1/11/08-10/15/08	28,090	28,093
Caterpillar Financial Services, 3.800%, 2/8/08-7/15/08	18,693	18,781
Chevron Corporation, 3.375%, 2/15/08	13,160	13,334
Eli Lilly & Company, 2.900%, 3/15/08	6,265	6,370
General Electric Capital Corporation, 3.500%-5.293%, 1/3/08-5/1/08	30,087	30,088
Gillette Company, 2.500%, 6/1/08	4,613	4,681
IBM Corporation, 3.800%, 2/1/08	7,557	7,591
John Deere Capital Corp, 3.900%-4.375%, 1/15/08-3/14/08	18,650	18,751
PACCAR Financial, 4.941%, 3/17/08	20,014	20,006
Pfizer, Inc., 6.000%, 1/15/08	3,004	3,001
Private Export Funding, 3.400%, 2/15/08	1,197	1,197
Toyota Motor Credit, 2.875%-5.500%, 8/1/08-12/15/08	15,117	15,177
US Bancorp, 3.125%-6.500%, 2/1/08-12/15/08	26,863	26,905
Verizon Communications, 4.000%, 1/15/08	26,551	26,688

Issuer	Principal Amount	Amortized Cost
Fixed Rate Notes—(continued)
Wal-Mart Stores, 3.375%, 10/1/08	$13,016	$13,048
Wells Fargo Financial, 3.120%-6.250%, 3/10/08-8/15/08	37,988	38,101

Total Fixed Rate Notes	308,660	309,577

Variable Rate Notes—10.5%
American Honda Finance Corp, 4.959%-5.273%, 4/10/08-5/12/08	19,525	19,522
AT&T Corporation, 4.959%, 5/15/08	15,688	15,690
Berkshire Hathaway, 4.938%, 5/16/08	15,017	15,007
General Electric Capital Corporation, 4.518%-5.111%, 5/19/08-10/24/08	18,301	18,296
General Electric Company, 5.186%, 12/9/08	9,603	9,603
John Deere Capital Corp, 5.271%-5.293%, 6/10/08-7/15/08	15,613	15,613
Toyota Motor Credit, 4.961%, 6/17/08	10,503	10,501
US Bancorp, 4.602%, 2/8/08	17,990	18,000
Wal-Mart Stores, 4.891%, 6/16/08	18,591	18,595
Wells Fargo Financial, 5.175%, 3/10/08	6,199	6,199

Total Variable Rate Notes	147,030	147,026

Asset-Backed Commercial Paper—18.6%
Alpine Securitization, 4.940%-5.550%, 1/4/08-1/16/08	20,000	19,973
Amsterdam Funding Corporation, 5.350%, 1/8/08-1/28/08	20,000	19,949
Chariot Funding, L.L.C., 5.150%-5.700%, 1/7/08-1/25/08	26,621	26,549
FCAR Owner Trust, 5.350%-5.850%, 1/9/08-1/17/08	25,000	24,949
Jupiter Securitization Co. L.L.C., 5.250%-5.650%, 1/7/08-1/23/08	20,000	19,957
Kittyhawk Funding, 5.450%-5.950%, 1/25/08-2/5/08	15,721	15,645
New Center Asset Trust, 5.150%-6.000%, 1/9/08-1/22/08	20,000	19,954
Old Line Funding, 5.500%-5.650%, 1/4/08-1/30/08	25,000	24,948
Park Avenue Receivables, 5.350%-5.450%, 1/7/08-1/28/08	25,000	24,957
Ranger Funding, 4.950%, 1/2/08	15,000	14,998
Thunder Bay Funding, 5.350%-5.800%, 1/10/08-1/30/08	18,625	18,571
Variable Funding, 5.600%, 1/3/08	10,000	9,997
Windmill Funding Corporation, 5.100%-5.350%, 1/8/08-1/29/08	20,000	19,948

Total Asset-Backed Commercial Paper	260,967	260,395

Commercial Paper—21.4%
AIG Funding, 4.650%-4.700%, 1/22/08-1/23/08	30,000	29,916
BP Capital Markets, 4.245%-4.750%, 2/4/08-3/31/08	31,000	30,727
Chevron Funding, 4.250%, 1/24/08	10,000	9,973
Coca-Cola Company, 4.250%-4.440%, 2/1/08-2/28/08	20,000	19,892
Dover Corporation, 4.250%-4.450%, 1/14/08-2/15/08	24,700	24,610
IBM Capital, 4.300%, 3/10/08	10,000	9,918
IBM Corporation, 4.240%, 1/29/08	10,046	10,013

See accompanying Notes to Financial Statements.

78 Annual Report	December 31, 2007

Ready Reserves Fund

Portfolio of Investments, December 31, 2007 (all amounts in thousands)

Issuer	Principal Amount	Amortized Cost
Commercial Paper—(continued)
Kimberly-Clark Worldwide, 4.450%, 1/24/08	$14,900	$14,858
PACCAR Financial, 4.480%-4.520%, 1/30/08-2/19/08	24,200	24,079
Pfizer, Inc., 4.400%-4.410%, 5/7/08-5/22/08	20,000	19,671
Private Export Funding, 4.220%-5.000%, 1/17/08-3/12/08	42,600	42,343
Procter and Gamble International Flavors, 4.250%-4.480%, 1/29/08-3/19/08	42,500	42,260
Toyota Motor Credit, 4.620%, 2/12/08	10,000	9,946
U.S.A.A. Capital Corporation, 4.550%, 2/15/08	1,500	1,492
Walgreen Company 4.400%, 1/14/08	10,000	9,984

Total Commercial Paper	301,446	299,682

VRN = Variable Rate Note

Issuer	Principal Amount	Amortized Cost
Demand Notes—9.7%
American Express Credit Corporation, VRN, 4.695%, 1/2/08	$66,924	$66,924
Prudential Funding, VRN, 4.430%, 1/2/08	68,640	68,640

Total Demand Notes	135,564	135,564

Total Investments—99.6% (Cost $1,394,202)	$1,396,074	1,394,104

Cash and other assets, less liabilities—0.4%		5,433

Net Assets—100.0%		$1,399,537

Portfolio Weighted Average Maturity		48 Days

See accompanying Notes to Financial Statements.

December 31, 2007	William Blair Funds 79

Statements of Assets and Liabilities

December 31, 2007 (all dollar amounts in thousands)

	Growth Fund	Tax- Managed Growth Fund	Large Cap Growth Fund
Assets
Investments in securities, at cost	$301,413	$8,381	$29,909
Investments in Affiliated Fund, at cost	1,699	309	244

Investments in securities, at value	$368,813	$10,561	$34,459
Investments in Affiliated Fund, at value	1,699	309	244
Cash	—	—	1
Foreign currency, at value (cost $7)	7	—	—
Receivable for fund shares sold	1,993	19	253
Dividend and interest receivable	184	9	25

Total assets	372,696	10,898	34,982
Liabilities
Payable for investment securities purchased	2,144	—	1,278
Payable for fund shares redeemed	473	—	—
Management fee payable	248	3	19
Distribution fee payable	22	—	1
Other accrued expenses	165	33	17

Total liabilities	3,052	36	1,315

Net Assets	$369,644	$10,862	$33,667

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$31	$1	$4
Capital paid in excess of par value	296,735	8,762	33,663
Accumulated realized gain (loss)	5,478	(81)	(4,550)
Net unrealized appreciation (depreciation) of investments and foreign currencies	67,400	2,180	4,550

Net Assets	$369,644	$10,862	$33,667

Class N Shares
Net Assets	$125,601	$784	$7,307
Shares Outstanding	10,736,734	65,114	972,284
Net Asset Value Per Share	$11.70	$12.03	$7.52
Class I Shares
Net Assets	$244,043	$10,078	$26,360
Shares Outstanding	20,304,127	820,893	3,448,591
Net Asset Value Per Share	$12.02	$12.28	$7.64

See accompanying Notes to Financial Statements.

80 Annual Report	December 31, 2007

Statements of Operations

For the Year Ended December 31, 2007 (all dollar amounts in thousands)

	Growth Fund	Tax- Managed Growth Fund	Large Cap Growth Fund
Investment income
Dividends	$2,368	$94	$264
Less foreign tax withheld	(61)	(1)	(5)
Dividend Income from Affiliated Fund	126	3	10
Interest	352	22	40

Total income	2,785	118	309
Expenses
Investment advisory fees	2,378	84	219
Distribution fees	227	2	24
Custodian fees	56	34	37
Transfer agent fees	191	5	19
Professional fees	28	24	26
Registration fees	33	30	29
Other expenses	183	12	5

Total expenses before waiver	3,096	191	359
Less expenses waived or absorbed by the Advisor	—	(74)	(64)

Net expenses	3,096	117	295

Net investment income (loss)	(311)	1	14
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities
Net realized gain (loss) on investments	33,557	950	597

Change in net unrealized appreciation (depreciation) on investments and other assets and liabilities	4,809	55	1,829

Net increase (decrease) in net assets resulting from operations	$38,055	$1,006	$2,440

See accompanying Notes to Financial Statements.

December 31, 2007	William Blair Funds 81

Statements of Changes in Net Assets

For the Years Ended December 31, 2007 and 2006 (all amounts in thousands)

	Growth Fund		Tax- Managed Growth Fund		Large Cap Growth Fund
	2007	2006	2007	2006	2007	2006
Operations
Net investment income (loss)	$(311)	$(652)	$1	$(15)	$14	$(30)
Net realized gain (loss) on investments, foreign currency transactions and other assets and liabilities	33,557	31,916	950	765	597	223
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	4,809	(1,057)	55	12	1,829	1,019

Net increase (decrease) in net assets resulting from operations	38,055	30,207	1,006	762	2,440	1,212
Distributions to shareholders from
Net investment income	—	—	(10)	—	(14)	—
Net realized gain	(33,894)	(27,315)	—	—	—	—

	(33,894)	(27,315)	(10)	—	(14)	—
Capital stock transactions
Net proceeds from sale of shares	116,201	33,215	987	1,445	23,671	4,950
Shares issued in reinvestment of income dividends and capital gain distributions	31,770	25,204	9	—	13	—
Less cost of shares redeemed	(47,013)	(50,345)	(774)	(378)	(12,634)	(2,859)

Net increase (decrease) in net assets resulting from capital share transactions	100,958	8,074	222	1,067	11,050	2,091

Increase (decrease) in net assets	105,119	10,966	1,218	1,829	13,476	3,303
Net assets
Beginning of year	$264,525	$253,559	$9,644	$7,815	$20,191	$16,888

End of year	$369,444	$264,525	$10,862	$9,644	$33,667	$20,191

Undistributed net investment income (loss) at the end of the year	$—	$—	$—	$—	$—	$—

See accompanying Notes to Financial Statements.

82 Annual Report	December 31, 2007

Statements of Assets and Liabilities

December 31, 2007 (all dollar amounts in thousands)

	Small Cap Growth Fund	Mid Cap Growth Fund	Small-Mid Cap Growth Fund	Global Growth Fund(a)
Assets
Investments in securities, at cost	$755,150	$41,599	$111,883	$43,226
Investments in Affiliated Companies, at cost	272,362	—	—	—
Investments in Affiliated Fund, at cost	1,554	112	22	1,006

Investments in securities, at value	$858,446	$45,135	$125,836	$43,344
Investments in Affiliated Companies, at value	232,413	—	—	—
Investments in Affiliated Fund, at value	1,554	112	22	1,006
Foreign currency, at value (cost $181)	—	—	—	181
Receivable for fund shares sold	3,138	1,530	3,143	2,523
Receivable for investment securities sold	9,360	—	78	100
Receivable from Advisor	—	—	—	—
Dividend and interest receivable	387	30	65	16

Total assets	1,105,298	46,807	129,144	47,170
Liabilities
Payable for investment securities purchased	4,596	1,352	4,477	1,507
Payable for fund shares redeemed	4,850	—	34	—
Management fee payable	1,055	25	90	32
Distribution and shareholder administration fee payable	65	1	3	7
Other accrued expenses	313	36	39	48

Total liabilities	10,879	1,414	4,643	1,594

Net Assets	$1,094,419	$45,393	$124,501	$45,576

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$46	$4	$9	$5
Capital paid in excess of par value	1,019,417	42,688	111,709	45,930
Accumulated net investment income (loss)	—	—	—	(16)
Accumulated realized gain (loss)	11,609	(835)	(1,170)	(458)
Net unrealized appreciation (depreciation) of investments and foreign currencies	63,347	3,536	13,953	115

Net Assets	$1,094,419	$45,393	$124,501	$45,576

Class N Shares
Net Assets	$540,137	$7,272	$17,074	$9,089
Shares Outstanding	23,184,495	640,743	1,303,767	918,982
Net Asset Value Per Share	$23.30	$11.35	$13.10	$9.89
Class I Shares
Net Assets	$554,282	$38,121	$107,427	$36,487
Shares Outstanding	23,205,514	3,337,932	8,112,628	3,682,201
Net Asset Value Per Share	$23.89	$11.42	$13.24	$9.91

See accompanying Notes to Financial Statements.

December 31, 2007	William Blair Funds 83

Statements of Operations

For the Year Ended December 31, 2007 (all dollar amounts in thousands)

	Small Cap Growth Fund	Mid Cap Growth Fund	Small-Mid Cap Growth Fund	Global Growth Fund(a)
Investment income
Dividends	$1,315	$215	$465	$82
Dividend Income from Affiliated Companies	163	—	—	—
Dividend Income from Affiliated Fund	259	8	11	6
Interest	1,601	67	163	32

Total income	3,338	290	639	120
Expenses
Investment advisory fees	14,390	342	1,118	83
Distribution fees	1,717	18	42	3
Shareholder administration fees	—	—	—	12
Custodian fees	156	53	51	12
Transfer agent fees	1,066	37	53	2
Professional fees	54	22	28	31
Registration fees	53	32	33	12
Other expenses	279	12	32	7

Total expenses before waiver	17,715	516	1,357	162
Less expenses waived or absorbed by the Advisor	—	(93)	(71)	(50)

Net expenses	17,715	423	1,286	112

Net investment income (loss)	(14,377)	(133)	(647)	8
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities
Net realized gain (loss) on investments	77,343	1,780	10,493	(457)
Net realized gain (loss) on foreign currency transactions and other assets and liabilities
	—	—	—	(11)

Total net realized gain (loss)	77,343	1,780	10,493	(468)
Change in net unrealized appreciation (depreciation) on investments and other assets and liabilities	(84,141)	2,472	2,316	115

Net increase (decrease) in net assets resulting from operations	$(21,175)	$4,119	$12,162	$(345)

(a)	For the period from October 15, 2007 (Commencement of Operations) to December 31, 2007.

See accompanying Notes to Financial Statements.

84 Annual Report	December 31, 2007

Statements of Changes in Net Assets

For the Years Ended December 31, 2006 and 2007 (all amounts in thousands)

	Small Cap Growth Fund		Mid Cap Growth Fund		Small-Mid Cap Growth Fund		Global Growth Fund
	2007	2006	2007	2006(a)	2007	2006	2007(b)
Operations
Net investment income (loss)	$(14,377)	$(11,401)	$(133)	$(62)	$(647)	$(538)	$8
Net realized gain (loss) on investments, foreign currency transactions and other assets and liabilities	77,343	116,807	1,780	(187)	10,493	4,908	(468)
Change in net unrealized appreciation (depreciation) on investments, foreign currency transactions and other assets and liabilities	(84,141)	27,043	2,472	1,064	2,316	3,169	115

Net increase (decrease) in net assets resulting from operations	(21,175)	132,449	4,119	815	12,162	7,539	(345)
Distributions to shareholders from
Net investment income	—	—	—	—	—	—	(17)
Net realized gain	(68,381)	(78,266)	(2,295)	—	(11,850)	(4,404)	—

	(68,381)	(78,266)	(2,295)	—	(11,850)	(4,404)	(17)
Capital stock transactions
Net proceeds from sale of shares	289,096	590,073	25,023	21,378	33,865	24,304	46,237
Shares issued in reinvestment of income dividends and capital gain distributions	65,191	73,523	2,160	—	10,904	3,992	15
Less cost of shares redeemed	(431,486)	(288,343)	(3,253)	(2,554)	(13,346)	(8,876)	(314)

Net increase (decrease) in net assets resulting from capital stock transactions	(77,199)	375,253	23,930	18,824	31,423	19,420	45,938

Increase (decrease) in net assets	(166,755)	429,436	25,754	19,639	31,735	22,555	45,576
Net assets
Beginning of year	$1,261,174	$831,738	$19,639	$—	$92,766	$70,211	$—

End of year	$1,094,419	$1,261,174	$45,393	$19,639	$124,501	$92,766	$45,576

Undistributed net investment income (loss) at the end of the year	$—	$(11,401)	$—	$—	$—	$—	$(16)

(a)	For the period from February 1, 2006 (Commencement of Operations) to December 31, 2006.
(b)	For the period from October 15, 2007 (Commencement of Operations) to December 31, 2007.

See accompanying Notes to Financial Statements.

December 31, 2007	William Blair Funds 85

Statements of Assets and Liabilities

December 31, 2007 (all dollar amounts in thousands)

	International Growth Fund	International Equity Fund	International Small Cap Growth Fund	Emerging Markets Growth Fund
Assets
Investments in securities, at cost	$6,006,472	$314,473	$364,693	$853,772
Investments in Affiliated Fund, at cost	9,878	5,278	2,197	1,326

Investments in securities, at value	$7,970,762	$397,059	$401,788	$1,152,654
Investments in Affiliated Fund, at value	9,878	5,278	2,197	1,326
Foreign currency, at value (cost $22,472, $1,810, $2,301, and $10,667, respectively)	22,437	1,808	2,301	10,650
Receivable for fund shares sold	75,388	4,165	2,011	343
Receivable for investment securities sold	36,254	717	216	7,467
Dividend and interest receivable	7,071	398	421	776

Total assets	8,121,790	409,425	408,934	1,173,216
Liabilities
Payable for investment securities purchased	10,748	373	6,815	1,005
Payable for fund shares redeemed	50,293	49	134	386
Management fee payable	6,835	361	338	1,104
Distribution and shareholder administration fee payable	1,147	12	26	56
Foreign tax liability	2,952	18	26	4,497
Other accrued expenses	1,161	3	136	314

Total liabilities	73,136	816	7,475	7,362

Net Assets	$8,048,654	$408,609	$401,459	$1,165,854

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$274	$25	$28	$54
Capital paid in excess of par value	6,045,618	328,085	363,005	841,272
Accumulated net investment income (loss)	(129,363)	(4,913)	(2,779)	(9,849)
Accumulated realized gain (loss)	170,379	2,818	4,157	39,881
Net unrealized appreciation (depreciation) of investments and foreign currencies	1,961,746	82,594	37,048	294,496

Net Assets	$8,048,654	$408,609	$401,459	$1,165,854

Class N Shares
Net Assets	$5,161,753	$60,058	$21,905	$76,413
Shares Outstanding	177,256,995	3,632,596	1,567,165	3,486,643
Net Asset Value Per Share	$29.12	$16.53	$13.98	$21.92

Class I Shares
Net Assets	$2,886,901	$348,551	$148,839	$280,370
Shares Outstanding	97,504,815	20,916,170	10,621,895	12,751,578
Net Asset Value Per Share	$29.61	$16.66	$14.01	$21.99

See accompanying Notes to Financial Statements.

86 Annual Report	December 31, 2007

Statements of Operations

For the Year Ended December 31, 2007 (all dollar amounts in thousands)

	International Growth Fund	International Equity Fund	International Small Cap Growth Fund	Emerging Markets Growth Fund
Investment income
Dividends	$125,084	$6,713	$4,357	$11,480
Less foreign tax withheld	(6,338)	(415)	(188)	(709)
Income from Affiliated Fund	240	220	127	60
Interest	10,275	435	690	1,428

Total income	129,261	6,953	4,986	12,259
Expenses
Investment advisory fees	72,836	3,778	3,395	11,212
Distribution fees	11,969	126	54	166
Shareholder administration fees	—	—	223	466
Custodian fees	2,900	249	290	1,103
Transfer agent fees	3,978	262	47	119
Professional fees	157	48	44	63
Registration fees	217	86	64	115
Other expenses	1,754	9	51	159

Total expenses before waiver	93,811	4,558	4,168	13,403
Less expenses waived or absorbed by the Advisor	—	(182)	—	(25)

Net expenses	93,811	4,376	4,168	13,378

Net investment income (loss)	35,450	2,577	818	(1,119)
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities
Net realized gain (loss) on investments	828,208	27,768	30,272	221,850
Net realized gain (loss) on foreign currency transactions and other assets and liabilities	(13,604)	(699)	(676)	(1,744)

Total net realized gain (loss)	814,604	27,069	29,596	220,106
Change in net unrealized appreciation (depreciation) on investments and other assets and liabilities—Net of Indian tax liability	325,850	27,356	6,611	117,024

Net increase (decrease) in net assets resulting from operations	$1,175,904	$57,002	$37,025	$336,011

See accompanying Notes to Financial Statements.

December 31, 2007	William Blair Funds 87

Statements of Changes in Net Assets

For the Years Ended December 31, 2007 and 2006 (all amounts in thousands)

	International Growth Fund		International Equity Fund		International Small Cap Growth Fund		Emerging Markets Growth Fund
	2007	2006	2007	2006	2007	2006	2007	2006
Operations
Net investment income (loss)	$35,450	$14,830	$2,577	$1,056	$818	$(221)	$(1,119)	$211
Net realized gain (loss) on investments, foreign currency transactions and other assets and liabilities	814,604	713,203	27,069	4,871	29,596	2,299	220,106	22,993
Change in net unrealized appreciation (depreciation) on investments, foreign currency transactions and other assets and liabilities	325,850	398,415	27,356	38,016	6,611	26,158	117,024	147,786

Net increase (decrease) in net assets resulting from operations	1,175,904	1,126,448	57,002	43,943	37,025	28,236	336,011	170,990
Distributions to shareholders from
Net investment income	(91,166)	(81,288)	(3,639)	(4,187)	(2,890)	(106)	(7,865)	(405)
Net realized gain	(765,168)	(590,410)	(26,593)	(456)	(27,584)	(877)	(199,782)	(4,544)

	(856,334)	(671,698)	(30,232)	(4,643)	(30,474)	(983)	(207,647)	(4,949)
Capital stock transactions
Net proceeds from sale of shares	1,936,694	1,785,719	125,416	137,733	188,786	172,153	192,579	529,925
Shares issued in reinvestment of income dividends and capital gain distributions	814,447	633,412	29,404	4,390	25,293	868	201,805	4,687
Less cost of shares redeemed	(1,289,183)	(1,157,832)	(70,697)	(61,417)	(51,140)	(18,839)	(170,543)	(136,352)

Net increase (decrease) in net assets resulting from capital stock transactions	1,461,958	1,261,299	84,123	80,706	162,939	154,182	223,841	398,260

Increase (decrease) in net assets	1,781,528	1,716,049	110,893	120,006	169,490	181,435	352,205	564,301
Net assets
Beginning of year	$6,267,126	$4,551,077	$297,716	177,710	$231,969	50,534	$813,649	$249,348

End of year	$8,048,654	$6,267,126	$408,609	$297,716	$401,459	$231,969	$1,165,854	$813,649

Undistributed net investment income (loss) at the end of the year	$(129,363)	$(124,368)	$(4,913)	$(4,627)	$(2,779)	$(137)	$(9,849)	$(492)

See accompanying Notes to Financial Statements.

88 Annual Report	December 31, 2007

Statements of Assets and Liabilities

December 31, 2007 (all dollar amounts in thousands)

	Value Discovery Fund	Bond Fund	Income Fund	Ready Reserves Fund
Assets
Investments in securities, at cost	$46,879	$66,688	$209,354	$1,394,104
Investments in Affiliated Fund, at cost	31	—	—	—

Investments in securities, at value	$47,089	$67,427	$204,528	$1,394,104
Investments in Affiliated Fund, at value	31	—	—	—
Cash	—	1	—	—
Receivable for fund shares sold	231	720	119	106
Receivable for investment securities sold	—	—	—	—
Receivable from Advisor	—	—	12	—
Dividend and interest receivable	51	624	2,310	6,889

Total assets	47,402	68,772	206,969	1,401,099
Liabilities
Payables for investment securities purchased and other	39	—	1,790	—
Payable for fund shares redeemed	113	250	515	—
Management fee payable	65	17	10	251
Distribution fee payable	27	—	10	—
Shareholder services payable	—	7	—	397
Dividend payable	—	—	—	651
Other accrued expenses	40	15	14	263

Total liabilities	284	289	2,339	1,562

Net Assets	$47,118	$68,483	$204,630	$1,399,537

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$4	$7	$20	$1,095
Capital paid in excess of par value	48,480	67,942	238,229	1,399,335
Accumulated net investment income (loss)	29	1	—	84
Accumulated realized gain (loss)	(1,605)	(206)	(28,793)	(977)
Net unrealized appreciation (depreciation) of investments and foreign currencies	210	739	(4,826)	—

Net Assets	$47,118	$68,483	$204,630	$1,399,537

Class N Shares
Net Assets	$11,791	$736	$75,188	$1,399,537
Shares Outstanding	1,042,384	73,054	8,092,751	1,399,590,655
Net Asset Value Per Share	$11.31	$10.07	$9.29	$1.00
Class I Shares
Net Assets	$35,327	$55,873	$129,442
Shares Outstanding	3,072,303	5,565,656	13,924,551
Net Asset Value Per Share	$11.50	$10.04	$9.30

See accompanying Notes to Financial Statements.

December 31, 2007	William Blair Funds 89

Statements of Operations

For the Year Ended December 31, 2007 (all dollar amounts in thousands)

	Value Discovery Fund	Bond Fund(a)	Income Fund	Ready Reserves Fund
Investment income
Dividends	$1,331	$13	$—	$—
Dividend Income from Affiliated Fund	4	—	—	—
Interest	44	2,055	14,257	66,661

Total income	1,379	2,068	14,257	66,661
Expenses
Investment advisory fees	993	114	1,292	3,039
Distribution fees	103	1	133	—
Shareholder administration fees	—	48	—	4,433
Custodian fees	79	29	100	125
Transfer agent fees	110	6	126	22
Professional fees	26	30	38	59
Registration fees	33	16	37	38
Other expenses	13	4	14	264

Total expenses before waiver	1,357	248	1,740	7,980
Less expenses waived or absorbed by the Advisor	(276)	(66)	(12)	—

Net expenses	1,081	182	1,728	7,980

Net investment income (loss)	298	1,886	12,529	58,681
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities
Net realized gain (loss) on investments	12,916	(206)	(8,317)	(2)

Change in net unrealized appreciation (depreciation) on investments and other assets and liabilities	(12,770)	739	(822)	—

Net increase (decrease) in net assets resulting from operations	$444	$2,419	$3,390	$58,679

(a)	For the period from May 1, 2007 (Commencement of Operations) to December 31, 2007.

See accompanying Notes to Financial Statements.

90 Annual Report	December 31, 2007

Statements of Changes in Net Assets

For the Years Ended December 31, 2007 and 2006 (all amounts in thousands)

	Value Discovery Fund		Bond Fund	Income Fund		Ready Reserves Fund
	2007	2006	2007(a)	2007	2006	2007	2006
Operations
Net investment income (loss)	$298	$136	$1,886	$12,529	$14,102	$58,681	$51,297
Net realized gain (loss) on investments, foreign currency transactions and other assets and liabilities	12,916	16,215	(206)	(8,317)	(1,052)	(2)	—
Change in net unrealized appreciation (depreciation) on investments, foreign currency transactions and other assets and liabilities	(12,770)	760	739	(822)	(202)	—	—

Net increase (decrease) in net assets resulting from operations	444	17,111	2,419	3,390	12,848	58,679	51,297
Distributions to shareholders from
Net investment income	(172)	(129)	(1,892)	(14,147)	(16,500)	(58,678)	(51,297)
Net realized gain	(12,452)	(15,001)	—	—	—	—	—

	(12,624)	(15,130)	(1,892)	(14,147)	(16,500)	(58,678)	(51,297)
Capital stock transactions
Net proceeds from sale of shares	28,653	100,537	67,764	47,969	61,832	1,130,710	1,030,633
Shares issued in reinvestment of income dividends and capital gain distributions	12,169	14,164	1,606	11,602	13,061	58,646	51,002
Less cost of shares redeemed	(128,301)	(40,344)	(1,414)	(141,261)	(84,660)	(985,413)	(977,896)

Net increase (decrease) in net assets resulting from capital stock transactions	(87,479)	74,357	67,956	(81,690)	(9,767)	203,943	103,739

Increase (decrease) in net assets	(99,659)	76,338	68,483	(92,447)	(13,419)	203,944	103,739
Net assets
Beginning of year	$146,777	$70,439	$—	$297,077	$310,496	$1,195,593	$1,091,854

End of year	$47,118	$146,777	$68,483	$204,630	$297,077	$1,399,537	$1,195,593

Undistributed net investment income (loss) at the end of the year	$29	$11	$1	$—	$—	$84	$81

(a)	For the period from May 1, 2007 (Commencement of Operations) to December 31, 2007.

See accompanying Notes to Financial Statements.

December 31, 2007	William Blair Funds 91

Notes to Financial Statements

(1) Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies in effect during the period covered by the financial statements, which are in accordance with U.S. generally accepted accounting principles.

(a) Description of the Fund

William Blair Funds (the “Fund”) is a diversified mutual fund registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. For each portfolio, the number of shares authorized is unlimited. The Fund currently consists of the following seventeen portfolios (the “Portfolios”), each with its own investment objectives and policies.

Equity Portfolios	International Portfolios
Growth	International Growth
Tax-Managed Growth	International Equity
Large Cap Growth	International Small Cap Growth
Small Cap Growth	Institutional International Growth
Mid Cap Growth	Institutional International Equity
Small-Mid Cap Growth	Emerging Markets Growth
Value Discovery	Fixed-Income Portfolios
Global Portfolio	Bond
Global Growth	Income
Money Market Portfolio
Ready Reserves

The investment objectives of the Portfolios are as follows:

Equity	Long-term capital appreciation.
Global	Long-term capital appreciation.
International	Long-term capital appreciation.
Fixed Income	High level of current income with relative stability of principal.
Money Market	Current income, a stable share price and daily liquidity.

The Institutional International Growth Portfolio, the Institutional International Equity Portfolio and the Institutional Class of the Global Growth Portfolio, the International Small Cap Growth Portfolio, the Emerging Markets Growth Portfolio and the Bond Portfolio issue a separate report.

(b) Share Classes

Three different classes of shares currently exist: N, I and Institutional. This report includes financial highlight information for Classes N and I. The table below describes the Class N shares and the Class I shares covered by this report:

Class	Description
N	Class N shares are sold to the general public, either directly through the Fund’s distributor or through a select number of financial intermediaries. Class N shares are sold without any sales load, and carry an annual 12b-1 distribution fee (0.25% for the Equity and International Portfolios and 0.15% for the Fixed Income Portfolios) or a service fee (0.35% for the Money Market Portfolio), and an annual shareholder administration fee (0.15% for the Global Growth Portfolio, the International Small Cap Growth Portfolio, the Emerging Markets Growth Portfolio and the Bond Portfolio).
I	Class I shares are sold to a limited group of investors. They do not carry any sales load or distribution fees and generally have lower ongoing expenses than the other classes. Class I shares of the Global Growth Portfolio, the International Small Cap Growth Portfolio, the Emerging Markets Growth Portfolio and the Bond Portfolio carry an annual shareholder administration fee of 0.15%.

Investment income, realized and unrealized gains and losses, and certain Portfolio level expenses and expense reductions, if any, are allocated based on the relative net assets of each class, except for certain class specific expenses which are charged directly to the appropriate class. Differences in class expenses may result in the payment of different per share dividends by class. All share classes of the Portfolios have equal rights with respect to voting subject to class specific arrangements.

92 Annual Report	December 31, 2007

(c) Investment Valuation

The market value of domestic equity securities and options is determined by valuing securities traded on national securities exchanges or markets or in the over-the-counter markets at the last sales price or, if applicable, the official closing price or, in the absence of a sale on the date of valuation, at the latest bid price.

For international securities, if the foreign exchange or market on which a security is primarily traded closes before the close of regular trading on the New York Stock Exchange (4:00 p.m. Eastern time), the Portfolios use an independent pricing service on a daily basis to estimate the fair value price as of the close of regular trading on the New York Stock Exchange. The Board of Trustees has determined that the passage of time between when foreign exchanges or markets close and when the Portfolios calculate their net asset values could cause the value of international securities to no longer be representative of their market price or accurate. In addition, quarterly the Board of Trustees receives a report which compares the average fair value prices used to calculate the net asset value to the next day’s opening local prices. The value of foreign equity securities is determined based on the last sale price on the foreign exchange or market on which it is primarily traded or, if there have been no sales during that day, at the latest bid price. Foreign currency forward contracts and foreign currencies are valued at the forward and current exchange rates, respectively, prevailing on the date of valuation.

Long-term, fixed-income securities are valued based on market quotations, or by independent pricing services that use prices provided by market makers or by estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Investments in other funds are valued at the underlying fund’s net asset value on the date of valuation. Other securities, and all other assets, including securities for which a market price is not available, or the value of which is affected by a significant valuation event, are valued at fair value as determined in good faith by the Pricing or Valuation Committee, in accordance with the Fund’s Valuation Procedures approved by the Board of Trustees. As of December 31, 2007, there were securities held in the Small Cap Growth, International Equity and Emerging Markets Growth portfolios requiring fair valuation pursuant to the Fund’s valuation procedures. Securities held in the Ready Reserves Fund are valued at amortized cost, which approximates market value.

(d) Investment income and transactions

Dividend income is recorded on the ex-dividend date, except for those dividends from certain foreign securities that are recorded as soon as the information is available. Foreign currency gains and losses associated with fluctuations in the foreign currency rate versus the United States dollar are recorded in the Statement of Operations as a component of the net realized gain (loss) on foreign currency translations and other assets and liabilities.

Premiums and discounts are accreted and amortized on a straight-line basis for short-term investments and on an effective interest method for long-term investments.

Interest income is determined on the basis of the interest accrued, adjusted for amortization of premium or discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals. The interest rates shown in the Portfolio of Investments for the Bond, Income, and Ready Reserves Portfolios were the rates in effect on December 31, 2007. Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity.

Paydown gains and losses on mortgage and asset-backed securities are treated as an adjustment to interest income. For the year ended December 31, 2007, the Bond and Income Portfolios recognized an increase or reduction of interest income and an increase or reduction of net realized gain (loss) of (1,608) and (1) respectively (in thousands). This reclassification has no effect on the net asset value of the Portfolio.

Security and shareholder transactions are accounted for no later than one business day following the trade date. However, for financial reporting purposes, security and shareholder transactions are accounted for on the trade date of the last business day of the reporting period. Realized gains and losses from securities transactions are recognized on the basis of high cost lot sell selection.

Awards from class action litigation may be recorded as a reduction of cost. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

(e) Share Valuation and Dividends to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined separately for each class by dividing the Portfolio’s net assets attributable to that class by the number of shares of the class outstanding

December 31, 2007	William Blair Funds 93

as of the close of regular trading on the New York Stock Exchange, which is generally 3:00 p.m. Central time (4:00 p.m. Eastern time), on each day the Exchange is open. Redemption fees may be applicable to redemptions or exchanges within 60 days of purchase. For both Class N and Class I shares, the William Blair domestic equity portfolios assess a 1% redemption fee on shares sold or exchanged that have been owned 60 days or less and the William Blair international portfolios assess a 2% redemption fee on shares sold or exchanged that have been owned 60 days or less as disclosed within the Fund’s Prospectus. The redemption fees collected by the Fund are netted against the amount of Redemptions for presentation on the Statement of Changes in Net Assets.

For the period ended December 31, 2007, the redemption fees collected by the Portfolios were as follows (in thousands):

Redemption Fees
Growth	$5
Tax-Managed Growth	—
Large Cap Growth	—
Small Cap Growth	52
Mid Cap Growth Fund	1
Small Mid-Cap Growth	1
Global Growth	—
International Growth	115
International Equity	40
International Small Cap Growth	14
Emerging Markets Growth	17
Value Discovery	16

Dividends from net investment income, if any, of the Growth, Tax-Managed Growth, Large Cap Growth, Small Cap Growth, Mid Cap Growth, Small-Mid Cap Growth, Global Growth, International Growth, International Equity, International Small Cap Growth, Emerging Markets Growth and Value Discovery Portfolios are declared and paid at least annually. Dividends from the Bond and Income and the Ready Reserves Portfolios are declared and paid monthly and daily, respectively. Capital gain distributions, if any, are declared and paid at least annually in December. Dividends payable to shareholders are recorded on the ex-dividend date.

(f) Foreign Currency Translation and Forward Foreign Currency Contracts

The Global Growth, International Growth, International Equity, International Small Cap Growth and Emerging Markets Growth Portfolios may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. The values of foreign investments, open foreign currency forward contracts, and cash denominated in foreign currencies are translated into U.S. dollars using a spot market rate of exchange as of the time of the determination of each Portfolio’s NAV, typically 4:00 p.m. Eastern time on days when there is regular trading on the New York Stock Exchange. Payables and receivables for securities transactions, dividends, interest income and tax reclaims are translated into U.S. dollars using a spot market rate of exchange as of 4:00 p.m. Eastern time. Settlement of purchases and sales and dividend and interest receipts are translated into U.S. dollars using a spot market rate of exchange as of 11:00 a.m. Eastern time.

The Portfolios may enter into foreign currency forward contracts (1) as a means of managing the risks associated with changes in the exchange rates for the purchase or sale of a specific amount of a particular foreign currency, and (2) to hedge the value, in U.S. dollars, of portfolio securities. Gains and losses from foreign currency transactions associated with purchases and sales of investments and foreign currency forward contracts are included with the net realized and unrealized gain or loss on investments. For tax purposes these foreign currency gains and losses are treated as ordinary income.

(g) Options

The Portfolios may engage in options transactions on security indices and other financial indices and in doing so achieve similar objectives to what they would achieve through the sale or purchase of options on individual securities or other instruments.

Option writing. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is

94 Annual Report	December 31, 2007

also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. There were no open options at December 31, 2007.

(h) Income Taxes

Each Portfolio intends to comply with the special provisions of Subchapter M of the Internal Revenue Code available to regulated investment companies and, therefore, no provision for Federal income taxes has been made in the accompanying financial statements since each Portfolio intends to distribute substantially all of its taxable income to its shareholders and be relieved of all Federal income taxes.

The Global Growth, International Growth, International Equity, International Small Cap Growth and Emerging Markets Growth Portfolios may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The portfolios record an estimated deferred tax liability for net realized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. Recent SEC guidance allows implementing FIN 48 in portfolio NAV calculations as late as the fund’s last NAV calculation in the first required financial statement reporting period for its fiscal year begining after December 15, 2006, and is to be applied to all open tax years as of the effective date. Management has evaluated the implications of FIN 48 and has determined it does not have an impact on the financial statements as of December 31, 2007.

Tax years 2004, 2005 and 2006 are still subject to examination by major jurisdictions.

The Global Growth, International Growth, International Equity, International Small Cap Growth and Emerging Markets Growth Portfolios have elected to mark-to-market their investments in Passive Foreign Investment Companies (“PFICs”) for Federal income tax purposes. The Portfolios also treat the deferred loss associated with current and prior year wash sales as an adjustment to the cost of investments for tax purposes. The cost of investments for Federal income tax purposes and related gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) at December 31, 2007, were as follows (in thousands):

Portfolio	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ Depreciation
Growth	$303,240	$77,397	$10,125	$67,272
Tax-Managed Growth	8,692	2,497	319	2,178
Large Cap Growth	30,191	5,268	756	4,512
Small Cap Growth	1,037,989	163,677	109,253	54,424
Mid Cap Growth	41,808	5,650	2,211	3,439
Small-Mid Cap Growth	112,136	19,892	6,170	13,722
Global Growth	44,255	2,015	1,923	92
International Growth	6,102,697	2,161,909	286,510	1,875,399
International Equity	322,809	89,919	10,383	79,536
International Small Cap Growth	368,775	61,235	26,072	35,163
Emerging Markets Growth	866,529	313,902	30,837	283,065
Value Discovery	47,469	3,931	4,280	(349)
Bond	66,754	1,158	485	673
Income	209,354	2,724	7,550	(4,826)
Ready Reserves	1,394,202	—	—	—

December 31, 2007	William Blair Funds 95

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal income tax regulations that may differ from U.S. generally accepted accounting principles. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period. In addition, the Portfolios may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax basis distributions. The reclassifications were reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. generally accepted accounting principles. The reclassifications generally relate to net operating losses, Section 988 currency gains, PFICs and losses, recharacterization of dividends received from investments in REITs, expired capital loss carryforwards, and gain or loss on in-kind transactions. These reclassifications have no impact on the net asset values of the Portfolios. Accordingly, at December 31, 2007, the following reclassifications were recorded (in thousands):

Portfolio	Undistributed Net Investment Income (Loss)	Accumulated Undistributed Net Realized Gain/(Loss)	Capital Paid in Excess of Par Value
Growth	$311	$—	$(311)
Tax-Managed Growth	9	—	(9)
Large Cap Growth	—	—	—
Small Cap Growth	14,377	(14,377)	—
Mid Cap Growth	133	(133)	—
Small-Mid Cap Growth	647	(647)	—
Global Growth	(7)	10	(3)
International Growth	50,721	(50,721)	—
International Equity	776	(776)	—
International Small Cap Growth	(570)	570	—
Emerging Markets Growth	(373)	373	—
Value Discovery	(108)	(4,340)	4,448
Bond	7		(7)
Income	1,667	(359)	(1,308)
Ready Reserves	—	51	(51)

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. The tax character of distributions paid during 2007 and 2006 was as follows (in thousands):

	Distributions Paid In 2007		Distributions Paid In 2006
Portfolio	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Growth	$1,311	$32,583	$4,799	$22,516
Tax-Managed Growth	10	—	—	—
Large Cap Growth	14	—	—	—
Small Cap Growth	36,457	31,924	—	78,266
Mid Cap Growth	872	1,423	—	—
Small-Mid Cap Growth	2,734	9,116	506	3,898
Global Growth	17	—	—	—
International Growth	95,355	760,979	90,245	581,453
International Equity	7,717	22,515	4,187	456
International Small Cap Growth	9,634	20,840	983	—
Emerging Markets Growth	71,085	136,562	1,585	3,364
Value Discovery	7,808	4,816	2,395	12,735
Bond	1,892	—	—	—
Income	14,147	—	16,500	—
Ready Reserves	58,839	—	51,297	—

96 Annual Report	December 31, 2007

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows (in thousands):

Portfolio	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Undistributed Long-Term Gain	Net Unrealized Appreciation/ (Depreciation)
Growth	$—	$—	$5,606	$67,272
Tax-Managed Growth	—	79	—	2,178
Large Cap Growth	—	4,512	—	4,512
Small Cap Growth	5,544	—	14,988	54,424
Mid Cap Growth	—	738	—	3,434
Small-Mid Cap Growth	3	942	—	13,722
Global Growth	—	451	—	92
International Growth	—	43,789	171,152	1,875,399
International Equity	296	2,272	2,939	79,536
International Small Cap Growth	—	1,617	4,880	35,163
Emerging Markets Growth	10,054	299	31,708	283,065
Value Discovery	20	1,037	—	(349)
Bond	—	139	—	673
Income	—	28,794	—	(4,826)
Ready Reserves	84	977	—	—

At December 31, 2007, the Portfolios have unused capital loss carryforwards available for Federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows (in thousands):

Portfolio	2008	2009	2010	2011	2012	2013	2014	2015	Total
Growth	$—	$—	$—	$—	$—	$—	$—	$—	$—
Tax-Managed Growth	—	—	—	79	—	—	—	—	79
Large Cap Growth	—	2,116	1,582	769	—	—	—	—	4,467
Small Cap Growth	—	—	—	—	—	—	—	—	—
Mid Cap Growth	—	—	—	—	—	—	—	—	—
Small-Mid Cap Growth	—	—	—	—	—	—	—	—	—
Global Growth	—	—	—	—	—	—	—	126	126
International Growth	—	—	—	—	—	—	—	—	—
International Equity	—	—	—	—	—	—	—	—	—
International Small Cap Growth	—	—	—	—	—	—	—	—	—
Emerging Markets Growth	—	—	—	—	—	—	—	—	—
Value Discovery	—	—	—	—	—	—	—	—	—
Bond	—	—	—	—	—	—	—	135	135
Income	3,292	—	1,692	1,582	4,431	3,398	4,138	9,190	27,723
Ready Reserves	24	—	930	—	21	—	—	3	978

For the period November 1, 2007 through December 31, 2007, the following Portfolios incurred net realized capital, foreign currency losses or PFIC losses. Each Portfolio intends to treat this loss as having occurred in fiscal year 2008 for Federal income tax purposes (in thousands):

Portfolio	Capital Amount	Currency Amount	PFIC Amount
Growth	$—	$—	$—
Tax-Managed Growth	—	—	—
Large Cap Growth	45	—	—
Small Cap Growth	—	—	—
Mid Cap Growth	739	—	—
Small-Mid Cap Growth	942	—	—
Global Growth	308	5	11
International Growth	—	—	43,788
International Equity	—	37	2,235
International Small Cap Growth	—	—	1,613
Emerging Markets Growth	—	299	—
Value Discovery	1,037	—	—
Bond	4	—	—
Income	1,071	—	—
Ready Reserves	—	—	—

December 31, 2007	William Blair Funds 97

(i) Repurchase Agreements

The Portfolios may enter into repurchase agreements with its custodian, State Street Bank & Trust Company, whereby the Portfolios acquire ownership of a debt security and the custodian agrees, at the time of sale, to repurchase the debt security from the Portfolios at a mutually agreed upon time and price. The Portfolios’ policy is to take possession of the debt security as collateral under the repurchase agreements. The Portfolios minimize credit risk by monitoring credit exposure to the custodian and by monitoring the collateral value on an ongoing basis.

(j) Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

(2) Accounting Pronouncement

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact that FAS 157 will have on the Funds’ financial statements.

(3) Transactions with Affiliates

(a) Management and Expense Limitation Agreements

Each Portfolio has a management agreement with William Blair & Company L.L.C. (the “Company”) for investment advisory, clerical, bookkeeping and administrative services. Each Portfolio pays the Company an annual fee, payable monthly, based on a specified percentage of its average daily net assets. A summary of the annual rates expressed as a percentage of average daily net assets is as follows:

Equity Portfolios		Global Portfolios
Growth	0.75%	Global Growth	1.00%

Tax-Managed Growth	0.80%	International Portfolios
Large Cap Growth	0.80%	International Growth and International Equity
Small Cap Growth	1.10%	First $250 million	1.10%
Mid Cap Growth	0.95%	In excess of $250 million	1.00%
Small-Mid Cap Growth	1.00%	International Small Cap Growth	1.00%
Value Discovery	1.10%	Emerging Markets Growth	1.10%

Fixed-Income Portfolios		Money Market Portfolio
Bond	0.30%	Ready Reserves
Income*		First $250 million	0.275%
First $250 million	0.25%	Next $250 million	0.250%
In excess of $250 million	0.20%	Next $2 billion	0.225%
		In excess of $2.5 billion	0.200%
*Management fee also includes a charge of 5% of gross income.

98 Annual Report	December 31, 2007

Some of the Portfolios have also entered into Expense Limitation Agreements with the Company. Under the terms of these Agreements, the Company has agreed to waive its advisory fees and absorb other operating expenses through April 30, 2008, if total expenses for each class of the following Portfolios exceed the following rates (as a percentage of average daily net assets):

	Class N Shares			Class I Shares
	Through April 30, 2007	Effective May 1, 2007		Through April 30, 2007	Effective May 1, 2007
Tax-Managed Growth	1.40%	1.32%		1.15%	1.07%
Large Cap Growth	1.23%	1.23%		0.98%	0.98%
Small Cap Growth	1.50%	1.50%		1.25%	1.25%
Mid Cap Growth Fund	1.40%	1.36%		1.15%	1.11%
Small-Mid Cap Growth	1.37%	1.36%		1.12%	1.11%
Global Growth	N/A	1.55	%(a)(b)	N/A	1.30	%(a)(b)
International Growth	1.45%	1.45%		1.20%	1.20%
International Equity	1.45%	1.45%		1.20%	1.20%
International Small Cap Growth	1.65%	1.65%		1.40%	1.40%
Emerging Markets Growth	1.65%	1.65%		1.40%	1.40%
Value Discovery	1.34%	1.29%		1.09%	1.09%
Bond Fund	N/A	0.65%		N/A	0.50	%(b)
Income Fund	0.75%	N/A		N/A	N/A

(a)	Effective October 15, 2007.
(b)	Effective through April 30, 2009.

For a period of three years subsequent to the Commencement of Operations of the Mid Cap Growth, Global Growth, International Small Cap Growth, Emerging Markets Growth and Bond Portfolios, the Company is entitled to reimbursement for previously waived fees and reimbursed expenses to the extent the overall expense ratio remains below the percentages indicated. The total amount available for recapture at December 31, 2007 was $203 (in thousands) for the Mid Cap Growth Portfolio, $50 for the Global Growth Portfolio, $134 for the International Small Cap Growth Portfolio, $566 for the Emerging Markets Growth Portfolio and $66 for the Bond Portfolio.

For the period ended December 31, 2007, the investment advisory fees incurred by the Portfolios and related fee waivers were as follows (in thousands):

Portfolio	Gross Advisory Fee	Fee Waiver	Net Advisory Fee	Additional Expenses (Recovered) or Absorbed by Advisor
Growth	$2,378	$—	$2,378	$—
Tax-Managed Growth	84	74	10	—
Large Cap Growth	219	64	155	—
Small Cap Growth	14,390	—	14,390	—
Mid Cap Growth	342	93	249	—
Small Mid-Cap Growth	1,118	71	1,047	—
Global Growth	83	50	33	—
International Growth	72,836	—	72,836	—
International Equity	3,778	182	3,596	—
International Small Cap Growth	3,395	—	3,395	—
Emerging Markets Growth	11,212	—	11,212	—
Value Discovery	993	231	762	—
Bond	114	66	48	—
Income	1,292	—	1,292	—
Ready Reserves	3,039	—	3,039	—

(b) Underwriting, Distribution Services and Service Agreement

Each Portfolio except the Ready Reserves Portfolio has a Distribution Agreement with the Company for distribution services. Each Portfolio pays the Company an annual fee, payable monthly, based on a specified percentage of its average daily net assets of specified share classes. The annual rates expressed as a percentage of average daily net assets for Class N is 0.25% for all Portfolios except the Income and Bond Portfolios, which is 0.15%. Pursuant to the Distribution Agreement, the Company enters into related selling group agreements with various firms at various rates for sales of the Portfolios’ Class N shares.

December 31, 2007	William Blair Funds 99

Distribution fees incurred by the Portfolios to the Company, for the year ended December 31, 2007, were as follows (in thousands):

Portfolio	Gross Distribution Fees	Fee Waiver	Net Distribution Fee
Growth	$227	$—	$227
Tax-Managed Growth	2	—	2
Large Cap Growth	24	—	24
Small Cap Growth	1,717	—	1,717
Mid Cap Growth	18	—	18
Small Mid-Cap Growth	42	—	42
Global Growth	3	—	15
International Growth	11,969	—	11,969
International Equity	126	—	126
International Small Cap Growth	54	—	54
Emerging Markets Growth	166	25	166
Value Discovery	103	45	58
Bond	1	—	1
Income	133	12	121

The Ready Reserves Portfolio has a Service Agreement with the Company to provide shareholder services and automatic sweep services. The Portfolio pays the Company an annual fee, payable monthly, based upon 0.35% of the average daily net assets of Class N. The Board of Trustees has determined that the amount payable for “service fees” (as defined by FINRA) does not exceed 0.25% of the average annual net assets attributable to Class N shares. For the year ended December 31, 2007, the following fees were incurred (in thousands):

Ready Reserves	$4,433

The Global Growth, International Small Cap Growth, Emerging Markets Growth and Bond Portfolios have a Shareholder Administration Agreement with the Company to provide shareholder administration services. Class N and Class I shares of the Portfolios pay the Company an annual fee, payable monthly, based upon 0.15% of average daily net assets attributable to each class, respectively. For the period ended December 31, 2007, the following fees were incurred (in thousands):

Global Growth	$12
International Small Cap Growth	$223
Emerging Markets Growth	$466
Bond	$48

(c) Trustees Fees

The Portfolios incurred fees of $249 (in thousands) to non-interested trustees of the Fund for the year ended December 31, 2007. Interested trustees are not compensated by the Fund.

(d) Investments in Affiliated Portfolio

Pursuant to the rules of the 1940 Act, each of the Portfolios of the Fund may invest in the William Blair Ready Reserves Portfolio (“Ready Reserves”), an open-end money market portfolio managed by the Advisor. Ready Reserves Portfolio is used as a cash management option to the other Portfolios in the Fund. The Advisor waives management fees and shareholder service fees earned from the other Portfolios’ investment in the Ready Reserves Fund. The fees waived with respect to each Portfolio for the year ended December 31, 2007 are listed below. Distributions received from Ready Reserves are reflected as “Dividend Income from Affiliated Fund” in each Portfolio’s statement of operations. Amounts relating to the Portfolios’ investments in Ready Reserves were as follows for the year ended December 31, 2007 (in thousands):

Portfolio	Purchases	Sales Proceeds	Fees Waived	Dividend Income	Value	Percent of Net Assets
Growth	$625	$1,500	$16	$126	$1,699	0.5%
Tax-Managed Growth	303	100	1	3	309	2.8
Large Cap Growth	1,090	900	1	10	244	0.7
Small Cap Growth	10,260	18,600	31	259	1,554	0.1
Mid Cap Growth	1,508	1,500	1	8	112	0.2
Small-Mid Cap Growth	1,011	2,300	1	11	22	0.0
Global Growth	1,006	—	1	6	1,006	2.2
International Growth	9,241	—	31	240	9,878	0.1
International Equity	6,220	6,100	27	220	5,278	1.3
International Small Cap Growth	1,127	4,158	16	127	2,197	0.5
Emerging Markets Growth	61	—	7	60	1,326	0.1
Value Discovery	4	475	1	4	31	0.1

100 Annual Report	December 31, 2007

(4) Investment Transactions

Investment transactions, excluding money market instruments, for the period ended December 31, 2007 were as follows (in thousands):

Portfolio	Purchases	Sales
Growth	289,763	(223,440)
Tax-Managed Growth	5,591	(5,524)
Large Cap Growth	26,724	(15,843)
Small Cap Growth	1,226,005	(1,408,083)
Mid Cap Growth	42,793	(22,729)
Small-Mid Cap Growth	101,409	(86,897)
Global Growth	47,499	(4,998)
International Growth	4,258,548	(3,979,339)
International Equity	272,136	(238,105)
International Small Cap Growth	426,569	(287,284)
Emerging Markets Growth	990,619	(1,006,710)
Value Discovery	90,896	(188,847)
Bond	84,871	(21,593)
Income	87,989	(169,140)

(5) Foreign Currency Forward Contracts

To protect itself against a decline in the value of foreign currency against the U.S. dollar, the Global Growth, International Growth, International Equity, International Small Cap Growth and Emerging Markets Growth Portfolios enter into foreign currency forward contracts with its custodian and others. The Portfolios bear the market risk that arises from changes in foreign currency rates and bears the credit risk if the counterparty fails to perform under the contract. The net realized and unrealized gains and losses associated with foreign currency forward contracts are reflected in the accompanying financial statements.

(6) Fund Share Transactions

The following table summarizes the activity in capital shares of each Portfolio (in thousands):

	Sales (Dollars)
	Year Ended December 31, 2007			Year Ended December 31, 2006
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	$79,267	$36,934	$116,201	$25,590	$7,625	$33,215
Tax-Managed Growth	25	962	987	735	710	1,445
Large Cap Growth	6,019	17,652	23,671	2,079	2,871	4,950
Small Cap Growth	122,872	166,224	289,096	327,203	262,870	590,073
Mid Cap Growth (a)	3,154	21,869	25,023	7,132	14,246	21,378
Small Mid-Cap Growth	3,805	30,060	33,865	3,522	20,782	24,304
Global Growth (b)	9,461	36,776	46,237	—	—	—
International Growth	1,171,189	765,505	1,936,694	1,221,792	563,927	1,785,719
International Equity	28,861	96,555	125,416	23,189	114,544	137,733
International Small Cap Growth	10,144	98,939	109,083	17,783	51,330	69,113
Emerging Markets Growth	13,466	63,633	77,099	35,769	147,530	183,299
Value Discovery	17,674	10,979	28,653	88,879	11,658	100,537
Bond (c)	791	55,455	56,246	—	—	—
Income	29,070	18,899	47,969	32,007	29,825	61,832
Ready Reserves	1,130,710	—	1,130,710	1,030,633	—	1,030,633

(a)	The information for the year ended December 31, 2006 is for the period from February 1, 2006 (Commencement of Operations) to December 31, 2006.
(b)	For the period from October 15, 2007 (Commencement of Operations) to December 31, 2007.
(c)	For the period from May 1, 2007 (Commencement of Operations) to December 31, 2007.

December 31, 2007	William Blair Funds 101

	Reinvested Distributions (Dollars)
	Year Ended December 31, 2007			Year Ended December 31, 2006
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	$11,537	$20,233	$31,770	$5,960	$19,244	$25,204
Tax-Managed Growth	—	9	9	—	—	—
Large Cap Growth	—	13	13	—	—	—
Small Cap Growth	33,642	31,549	65,191	43,585	29,938	73,523
Mid Cap Growth (a)	370	1,790	2,160	—	—	—
Small Mid-Cap Growth	1,635	9,269	10,904	645	3,347	3,992
Global Growth (b)	—	15	15	—	—	—
International Growth	544,079	270,368	814,447	439,429	193,983	633,412
International Equity	4,176	25,228	29,404	504	3,886	4,390
International Small Cap Growth	1,541	6,936	8,477	71	204	275
Emerging Markets Growth	13,201	45,872	59,073	322	1,039	1,361
Value Discovery	3,149	9,020	12,169	9,410	4,754	14,164
Bond (c)	18	1,247	1,265	—	—	—
Income	4,665	6,937	11,602	4,314	8,747	13,061
Ready Reserves	58,646	—	58,646	51,002	—	51,002

	Redemptions (Dollars)
	Year Ended December 31, 2007			Year Ended December 31, 2006
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	$22,235	$24,778	$47,013	$24,102	$26,243	$50,345
Tax-Managed Growth	422	352	774	34	344	378
Large Cap Growth	10,247	2,387	12,634	516	2,343	2,859
Small Cap Growth	280,620	150,866	431,486	193,966	94,377	288,343
Mid Cap Growth (a)	2,289	964	3,253	1,913	641	2,554
Small Mid-Cap Growth	2,710	10,636	13,346	1,816	7,060	8,876
Global Growth (b)	310	4	314	—	—	—
International Growth	959,848	329,335	1,289,183	927,830	230,002	1,157,832
International Equity	13,951	56,746	70,697	11,966	49,451	61,417
International Small Cap Growth	7,789	25,704	33,493	5,184	1,990	7,174
Emerging Markets Growth	15,733	60,321	76,054	11,956	14,058	26,014
Value Discovery	106,443	21,858	128,301	14,585	25,759	40,344
Bond (c)	82	1,332	1,414	—	—	—
Income	44,378	96,883	141,261	46,237	38,423	84,660
Ready Reserves	985,413	—	985,413	977,896	—	977,896

	Net Change in Net Assets relating to Fund Share Activity (Dollars)
	Year Ended December 31, 2007			Year Ended December 31, 2006
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	$68,569	$32,389	$100,958	$7,448	$626	$8,074
Tax-Managed Growth	(397)	619	222	701	366	1,067
Large Cap Growth	(4,228)	15,278	11,050	1,563	528	2,091
Small Cap Growth	(124,106)	46,907	(77,199)	176,822	198,431	375,253
Mid Cap Growth (a)	1,235	22,695	23,930	5,219	13,605	18,824
Small Mid-Cap Growth	2,730	28,693	31,423	2,351	17,069	19,420
Global Growth (b)	9,151	36,787	45,938	—	—	—
International Growth	755,420	706,538	1,461,958	733,391	527,908	1,261,299
International Equity	19,086	65,037	84,123	11,727	68,979	80,706
International Small Cap Growth	3,896	80,171	84,067	12,670	49,544	62,214
Emerging Markets Growth	10,934	49,184	60,118	24,135	134,511	158,646
Value Discovery	(85,620)	(1,859)	(87,479)	83,704	(9,347)	74,357
Bond (c)	727	55,370	56,097	—	—	—
Income	(10,643)	(71,047)	(81,690)	(9,916)	149	(9,767)
Ready Reserves	203,943	—	203,943	103,739	—	103,739

(a)	The information for the year ended December 31, 2006 is for the period from February 1, 2006 (Commencement of Operations) to December 31, 2006.
(b)	For the period October 15, 2007 (Commencement of Operations) to December 31, 2007.
(c)	For the period from May 1, 2007 (Commencement of Operation) to December 31, 2007.

102 Annual Report	December 31, 2007

	Sales (Shares)
	Year Ended December 31, 2007			Year Ended December 31, 2006
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	6,415	2,916	9,331	2,121	632	2,753
Tax-Managed Growth	2	83	85	73	67	140
Large Cap Growth	865	2,376	3,241	314	430	744
Small Cap Growth	4,705	6,244	10,949	12,763	10,023	22,786
Mid Cap Growth (a)	279	1,911	2,190	710	1,412	2,122
Small Mid-Cap Growth	273	2,136	2,409	267	1,562	1,829
Global Growth (b)	950	3,681	4,631	—	—	—
International Growth	38,329	24,939	63,268	44,607	20,102	64,709
International Equity	1,777	5,747	7,524	1,691	8,196	9,887
International Small Cap Growth	693	6,739	7,432	1,449	4,109	5,558
Emerging Markets Growth	616	2,895	3,511	2,209	8,482	10,691
Value Discovery	1,082	658	1,740	5,250	689	5,939
Bond (c)	79	5,574	5,653	—	—	—
Income	3,016	1,965	4,981	3,289	3,073	6,362
Ready Reserves	1,130,710	—	1,130,710	1,030,633	—	1,030,633

	Reinvested Distributions (Shares)
	Year Ended December 31, 2007			Year Ended December 31, 2006
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	1,000	1,707	2,707	518	1,639	2,157
Tax-Managed Growth	—	1	1	—	—	—
Large Cap Growth	—	2	2	—	—	—
Small Cap Growth	1,478	1,352	2,830	1,713	1,152	2,865
Mid Cap Growth (a)	33	158	191	—	—	—
Small Mid-Cap Growth	126	704	830	49	253	302
Global Growth (b)	—	2	2
International Growth	19,369	9,470	28,839	16,102	7,005	23,107
International Equity	262	1,571	1,833	34	257	291
International Small Cap Growth	115	517	632	5	15	20
Emerging Markets Growth	628	2,175	2,803	17	55	72
Value Discovery	281	792	1,073	581	289	870
Bond (c)	2	126	128	—	—	—
Income	490	730	1,220	445	904	1,349
Ready Reserves	58,646	—	58,646	51,002	—	51,002

	Redemptions (Shares)
	Year Ended December 31, 2007			Year Ended December 31, 2006
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	1,810	1,974	3,784	2,024	2,182	4,206
Tax-Managed Growth	37	30	67	3	32	35
Large Cap Growth	1,418	316	1,734	76	349	425
Small Cap Growth	10,862	5,711	16,573	7,637	3,603	11,240
Mid Cap Growth (a)	195	81	276	186	62	248
Small Mid-Cap Growth	193	741	934	138	522	660
Global Growth (b)	31	—	31	—	—	—
International Growth	31,795	10,740	42,535	34,003	8,346	42,349
International Equity	834	3,433	4,267	909	3,555	4,464
International Small Cap Growth	513	1,740	2,253	417	161	578
Emerging Markets Growth	738	2,711	3,449	775	840	1,615
Value Discovery	6,333	1,346	7,679	900	1,600	2,500
Bond (c)	8	134	142	—	—	—
Income	4,652	10,142	14,794	4,755	3,959	8,714
Ready Reserves	985,413	—	985,413	977,896	—	977,896

(a)	The information for the year ended December 31, 2006 is for the period from February 1, 2006 (Commencement of Operations) to December 31, 2006.
(b)	For the period from October 15, 2007 (Commencement of Operations) to December 31, 2007.
(c)	For the period from May 1, 2007 (Commencement of Operations) to December 31, 2007.

December 31, 2007	William Blair Funds 103

	Net Change in Shares Outstanding relating to Fund Share Activity (Shares)
	Year Ended December 31, 2007			Year Ended December 31, 2006
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	5,605	2,649	8,254	615	89	704
Tax-Managed Growth	(35)	54	19	70	35	105
Large Cap Growth	(553)	2,062	1,509	238	81	319
Small Cap Growth	(4,679)	1,885	(2,794)	6,839	7,572	14,411
Mid Cap Growth (a)	117	1,988	2,105	524	1,350	1,874
Small Mid-Cap Growth	206	2,099	2,305	178	1,293	1,471
Global Growth (b)	919	3,683	4,602	—	—	—
International Growth	25,903	23,669	49,572	26,706	18,761	45,467
International Equity	1,205	3,885	5,090	816	4,898	5,714
International Small Cap Growth	295	5,516	5,811	1,037	3,963	5,000
Emerging Markets Growth	506	2,359	2,865	1,451	7,697	9,148
Value Discovery	(4,970)	104	(4,866)	4,931	(622)	4,309
Bond (c)	73	5,566	5,639	—	—	—
Income	(1,146)	(7,447)	(8,593)	(1,021)	18	(1,003)
Ready Reserves	203,943	—	203,943	103,739	—	103,739

(a)	The information for the year ended December 31, 2006 is for the period from February 1, 2006 (Commencement of Operations) to December 31, 2006.
(b)	For the period from October 15, 2007 (Commencement of Operations) to December 31, 2007.
(c)	For the period from May 1, 2007 (Commencement of Operations) to December 31, 2007.

104 Annual Report	December 31, 2007

Financial Highlights

Growth Fund

	Class N
	Years Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$11.42	$11.33	$10.70	$9.97	$8.06
Income (loss) from investment operations:
Net investment income (loss)	(0.04)	(0.06)	(0.06)	(0.06)	(0.06)
Net realized and unrealized gain (loss) on investments	1.53	1.48	1.11	0.79	1.97

Total from investment operations	1.49	1.42	1.05	0.73	1.91
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	1.21	1.33	0.42	—	—

Total distributions	1.21	1.33	0.42	—	—

Net asset value, end of year	$11.70	$11.42	$11.33	$10.70	$9.97

Total return (%)	13.17	12.42	9.75	7.32	23.70
Ratios to average daily net assets (%):
Expenses	1.22	1.17	1.15	1.17	1.19
Net investment income (loss)	(0.35)	(0.49)	(0.60)	(0.60)	(0.67)

	Class I
	Years Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$11.66	$11.52	$10.84	$10.08	$8.12
Income (loss) from investment operations:
Net investment income (loss)	—	(0.02)	(0.04)	(0.04)	(0.04)
Net realized and unrealized gain (loss) on investments	1.57	1.49	1.14	0.80	2.00

Total from investment operations	1.57	1.47	1.10	0.76	1.96
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	1.21	1.33	0.42	—	—

Total distributions	1.21	1.33	0.42	—	—

Net asset value, end of year	$12.02	$11.66	$11.52	$10.84	$10.08

Total return (%)	13.59	12.64	10.08	7.54	24.14
Ratios to average daily net assets (%):
Expenses	0.87	0.89	0.90	0.92	0.94
Net investment income (loss)	0.00	(0.20)	(0.35)	(0.35)	(0.42)

	Years Ended December 31,
	2007	2006	2005	2004	2003
Supplemental data for all classes:
Net assets at end of year (in thousands)	$369,644	$264,525	$253,599	$275,506	$281,654
Portfolio turnover rate (%)	72	61	54	35	45

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

December 31, 2007	William Blair Funds 105

Financial Highlights

Tax-Managed Growth Fund

	Class N
	Years Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$10.94	$10.11	$8.99	$8.41	$6.86
Income (loss) from investment operations:
Net investment income (loss)	(0.03)	(0.04)	(0.07)	(0.08)	(0.07)
Net realized and unrealized gain (loss) on investments	1.12	0.87	1.19	0.66	1.62

Total from investment operations	1.09	0.83	1.12	0.58	1.55
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	—	—	—	—	—

Total distributions	—	—	—	—	—

Net asset value, end of year	$12.03	$10.94	$10.11	$8.99	$8.41

Total return (%)	9.96	8.21	12.46	6.90	22.59
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.34	1.44	1.53	1.54	1.49
Expenses, before waivers and reimbursements	2.06	2.24	2.55	2.26	2.26
Net investment income (loss), net of waivers and reimbursements	(0.24)	(0.41)	(0.76)	(0.92)	(0.91)
Net investment income (loss), before waivers and reimbursements	(0.96)	(1.21)	(1.78)	(1.64)	(1.68)

	Class I
	Years Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$11.15	$10.27	$9.10	$8.50	$6.92
Income (loss) from investment operations:
Net investment income (loss)	—	(0.02)	(0.05)	(0.06)	(0.05)
Net realized and unrealized gain (loss) on investments	1.14	0.90	1.22	0.66	1.63

Total from investment operations	1.14	0.88	1.17	0.60	1.58
Less distributions from:
Net investment income	0.01	—	—	—	—
Net realized gain	—	—	—	—	—

Total distributions	0.01	—	—	—	—

Net asset value, end of year	$12.28	$11.15	$10.27	$9.10	$8.50

Total return (%)	10.24	8.57	12.86	7.06	22.83
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.09	1.19	1.28	1.29	1.24
Expenses, before waivers and reimbursements	1.79	1.99	2.30	2.01	2.01
Net investment income (loss), net of waivers and reimbursements	0.03	(0.16)	(0.51)	(0.67)	(0.66)
Net investment income (loss), before waivers and reimbursements	(0.67)	(0.96)	(1.53)	(1.39)	(1.43)

	Years Ended December 31,
	2007	2006	2005	2004	2003
Supplemental data for all classes:
Net assets at end of year (in thousands)	$10,862	$9,644	$7,815	$5,847	$6,871
Portfolio turnover rate (%)	55	42	25	31	37

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

106 Annual Report	December 31, 2007

Financial Highlights

Large Cap Growth Fund

	Class N
	Years Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$6.88	$6.47	$6.24	$5.93	$4.80
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.02)	(0.02)	(0.04)	(0.04)
Net realized and unrealized gain (loss) on investments	0.65	0.43	0.25	0.35	1.17

Total from investment operations	0.64	0.41	0.23	0.31	1.13
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	—	—	—	—	—

Total distributions	—	—	—	—	—

Net asset value, end of year	$7.52	$6.88	$6.47	$6.24	$5.93

Total return (%)	9.30	6.34	3.69	5.23	23.54
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.23	1.24	1.28	1.38	1.42
Expenses, before waivers and reimbursements	1.50	1.63	2.08	2.29	2.39
Net investment income (loss), net of waivers and reimbursements	(0.16)	(0.29)	(0.37)	(0.63)	(0.76)
Net investment income (loss), before waivers and reimbursements	(0.43)	(0.68)	(1.17)	(1.54)	(1.73)

	Class I
	Years Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$6.99	$6.56	$6.31	$5.99	$4.82
Income (loss) from investment operations:
Net investment income (loss)	0.01	—	(0.01)	(0.02)	(0.03)
Net realized and unrealized gain (loss) on investments	0.64	0.43	0.26	0.34	1.20

Total from investment operations	0.65	0.43	0.25	0.32	1.17
Less distributions from:
Net investment income	— (a)	—	—	—	—
Net realized gain	—	—	—	—	—

Total distributions	—	—	—	—	—

Net asset value, end of year	$7.64	$6.99	$6.56	$6.31	$5.99

Total return (%)	9.36	6.55	3.96	5.34	24.27
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.98	0.99	1.03	1.13	1.17
Expenses, before waivers and reimbursements	1.20	1.38	1.83	2.04	2.14
Net investment income (loss), net of waivers and reimbursements	0.18	(0.04)	(0.12)	(0.38)	(0.51)
Net investment income (loss), before waivers and reimbursements	(0.04)	(0.43)	(0.92)	(1.29)	(1.48)

	Years Ended December 31,
	2007	2006	2005	2004	2003
Supplemental data for all classes:
Net assets at end of year (in thousands)	$33,667	$20,191	$16,888	$6,417	$5,519
Portfolio turnover rate (%)	60	53	53	39	33

(a)	Distribution less than $0.01 per share.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

December 31, 2007	William Blair Funds 107

Financial Highlights

Small Cap Growth Fund

	Class N
	Years Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$25.41	$23.76	$25.72	$21.83	$13.72
Income (loss) from investment operations:
Net investment income (loss)	(0.33)	(0.29)	(0.30)	(0.30)	(0.21)
Net realized and unrealized gain (loss) on investments	(0.25)	3.65	0.64	6.20	8.68

Total from investment operations	(0.58)	3.36	0.34	5.90	8.47
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	1.53	1.71	2.30	2.01	0.36

Total distributions	1.53	1.71	2.30	2.01	0.36

Net asset value, end of year	$23.30	$25.41	$23.76	$25.72	$21.83

Total return (%)	(2.15)	14.12	1.18	27.24	61.88
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.49	1.48	1.49	1.49	1.55
Expenses, before waivers and reimbursements	1.49	1.48	1.49	1.46	1.52
Net investment income (loss), net of waivers and reimbursements	(1.24)	(1.14)	(1.23)	(1.27)	(1.22)
Net investment income (loss), before waivers and reimbursements	(1.24)	(1.14)	(1.23)	(1.24)	(1.19)

	Class I
	Years Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$25.94	$24.16	$26.04	$22.03	$13.82
Income (loss) from investment operations:
Net investment income (loss)	(0.25)	(0.22)	(0.25)	(0.24)	(0.18)
Net realized and unrealized gain (loss) on investments	(0.27)	3.71	0.67	6.26	8.75

Total from investment operations	(0.52)	3.49	0.42	6.02	8.57
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	1.53	1.71	2.30	2.01	0.36

Total distributions	1.53	1.71	2.30	2.01	0.36

Net asset value, end of year	$23.89	$25.94	$24.16	$26.04	$22.03

Total return (%)	(1.88)	14.42	1.48	27.54	62.15
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.20	1.21	1.24	1.24	1.35
Expenses, before waivers and reimbursements	1.20	1.21	1.24	1.21	1.28
Net investment income (loss), net of waivers and reimbursements	(0.94)	(0.87)	(0.98)	(1.02)	(1.02)
Net investment income (loss), before waivers and reimbursements	(0.94)	(0.87)	(0.98)	(0.99)	(0.95)

	Years Ended December 31,
	2007	2006	2005	2004	2003
Supplemental data for all classes:
Net assets at end of year (in thousands)	$1,094,419	$1,261,174	$831,738	$771,209	$518,824
Portfolio turnover rate (%)	97	105	80	109	103

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

108 Annual Report	December 31, 2007

Financial Highlights

Mid Cap Growth Fund

	Class N
	Year Ended December 31,
	2007	2006(a)
Net asset value, beginning of period	$10.46	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.07)	(0.07)
Net realized and unrealized gain (loss) on investments	1.59	0.53

Total from investment operations	1.52	0.46
Less distributions from:
Net investment income	—	—
Net realized gain	0.63	—

Total distributions	0.63	—

Net asset value, end of period	$11.35	$10.46

Total return (%)	14.62	4.60	(b)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.38	1.40	(c)
Expenses, before waivers and reimbursements	1.67	2.35	(c)
Net investment income (loss), net of waivers and reimbursements	(0.58)	(0.70	)(c)
Net investment income (loss), before waivers and reimbursements	(0.87)	(1.65	)(c)

	Class I
	Year Ended December 31,
	2007	2006(a)
Net asset value, beginning of period	$10.49	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.04)	(0.04)
Net realized and unrealized gain (loss) on investments	1.60	0.53

Total from investment operations	1.56	0.49
Less distributions from:
Net investment income	—	—
Net realized gain	0.63	—

Total distributions	0.63	—

Net asset value, end of period	$11.42	$10.49

Total return (%)	14.95	4.90	(b)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.12	1.15	(c)
Expenses, before waivers and reimbursements	1.37	2.10	(c)
Net investment income (loss), net of waivers and reimbursements	(0.32)	(0.43	)(c)
Net investment income (loss), before waivers and reimbursements	(0.57)	(1.38	)(c)

	Year Ended December 31,
	2007	2006(a)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$45,393	$19,639
Portfolio turnover rate (%)	66	56	(c)

(a)	For the period from February 1, 2006 (Commencement of Operations) to December 31, 2006.
(b)	Total return is not annualized for periods that are less than a year.
(c)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

December 31, 2007	William Blair Funds 109

Financial Highlights

Small-Mid Cap Growth Fund

	Class N
	Years Ended December 31,
	2007	2006	2005	2004	2003(a)
Net asset value, beginning of year	$12.96	$12.40	$11.28	$9.94	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.12)	(0.11)	(0.11)	(0.13)	—
Net realized and unrealized gain (loss) on investments	1.71	1.32	1.32	1.47	(0.06)

Total from investment operations	1.59	1.21	1.21	1.34	(0.06)
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	1.45	0.65	0.09	—	—

Total distributions	1.45	0.65	0.09	—	—

Net asset value, end of year	$13.10	$12.96	$12.40	$11.28	$9.94

Total return (%)	12.34	9.68	10.72	13.48	(0.60)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.36	1.38	1.45	1.54	1.54	(b)
Expenses, before waivers and reimbursements	1.42	1.45	1.54	2.14	1.54	(b)
Net investment income (loss), net of waivers and reimbursements	(0.79)	(0.86)	(0.97)	(1.26)	(1.54	)(b)
Net investment income (loss), before waivers and reimbursements	(0.85)	(0.93)	(1.06)	(1.86)	(1.54	)(b)

	Class I
	Years Ended December 31,
	2007	2006	2005	2004	2003(a)
Net asset value, beginning of year	$13.06	$12.46	$11.30	$9.94	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.08)	(0.08)	(0.08)	(0.11)	—
Net realized and unrealized gain (loss) on investments	1.71	1.33	1.33	1.47	(0.06)

Total from investment operations	1.63	1.25	1.25	1.36	(0.06)
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	1.45	0.65	0.09	—	—

Total distributions	1.45	0.65	0.09	—	—

Net asset value, end of year	$13.24	$13.06	$12.46	$11.30	$9.94

Total return (%)	12.54	9.95	11.05	13.68	(0.60)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.11	1.13	1.20	1.29	1.29	(b)
Expenses, before waivers and reimbursements	1.17	1.20	1.29	1.89	1.29	(b)
Net investment income (loss), net of waivers and reimbursements	(0.54)	(0.61)	(0.72)	(1.01)	(1.29	)(b)
Net investment income (loss), before waivers and reimbursements	(0.60)	(0.68)	(0.81)	(1.61)	(1.29	)(b)

	Years Ended December 31,
	2007	2006	2005	2004	2003
Supplemental data for all classes:
Net assets at end of year (in thousands)	$124,501	$92,766	$70,211	$25,974	$3,673
Portfolio turnover rate (%)	80	68	62	55	—	(b)

(a)	For the period from December 29, 2003 (Commencement of Operations) to December 31, 2003.
(b)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

110 Annual Report	December 31, 2007

Financial Highlights

Global Growth Fund

	Class N
	Period Ended December 31,
	2007(a)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	—
Net realized and unrealized gain (loss) on investments	(0.11)

Total from investment operations	(0.11)
Less distributions from:
Net investment income	—	(b)
Net realized gain	—

Total distributions	—

Net asset value, end of period	$9.89

Total return (%)	(1.10	)(d)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.55	(e)
Expenses, before waivers and reimbursements	2.14	(e)
Net investment income (loss), net of waivers and reimbursements	(0.08	)(e)
Net investment income (loss), before waivers and reimbursements	(0.67	)(e)

	Class I
	Period Ended December 31,
	2007(a)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	—
Net realized and unrealized gain (loss) on investments	(0.09)

Total from investment operations	(0.09)
Less distributions from:
Net investment income	—	(b)
Net realized gain	—

Total distributions	—

Net asset value, end of period	$9.91

Total return (%)	(0.85	)(d)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.30	(e)
Expenses, before waivers and reimbursements	1.89	(e)
Net investment income (loss), net of waivers and reimbursements	0.14	(e)
Net investment income (loss), before waivers and reimbursements	(0.45	)(e)

	Period Ended December 31,
	2007
Supplemental data for all classes:
Net assets at end of period (in thousands)	$45,576
Portfolio turnover rate (%)	63	(e)

(a)	For the period from October 15, 2007 (Commencement of Operations) to December 31, 2007.
(b)	Distribution less than $0.01 per share.
(c)	Excludes $0.00 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the year 2007.
(d)	Total return is not annualized for periods less then a year.
(e)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

December 31, 2007	William Blair Funds 111

Financial Highlights

International Growth Fund

	Class N
	Years Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$27.70	$25.22	$22.09	$18.65	$13.13
Income (loss) from investment operations:
Net investment income (loss) (a)	0.12	0.05	0.15	(0.02)	0.02
Net realized and unrealized gain (loss) on investments	4.77	5.71	4.60	3.47	5.52

Total from investment operations	4.89	5.76	4.75	3.45	5.54
Less distributions from:
Net investment income	0.34	0.37	0.11	0.01	0.02
Net realized gain	3.13	2.91	1.51	—	—

Total distributions	3.47	3.28	1.62	0.01	0.02

Net asset value, end of year	$29.12	$27.70	$25.22	$22.09	$18.65

Total return (%)	18.13	23.06	21.65	18.48	42.21
Ratios to average daily net assets (%):
Expenses	1.40	1.42	1.42	1.47	1.50
Net investment income (loss)	0.38	0.19	0.16	(0.16)	0.05

	Class I
	Years Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$28.10	$25.55	$22.34	$18.85	$13.27
Income (loss) from investment operations:
Net investment income (loss) (a)	0.21	0.13	0.27	0.01	0.09
Net realized and unrealized gain (loss) on investments	4.86	5.78	4.61	3.53	5.54

Total from investment operations	5.07	5.91	4.88	3.54	5.63
Less distributions from:
Net investment income	0.43	0.45	0.16	0.05	0.05
Net realized gain	3.13	2.91	1.51	—	—

Total distributions	3.56	3.36	1.67	0.05	0.05

Net asset value, end of year	$29.61	$28.10	$25.55	$22.34	$18.85

Total return (%)	18.53	23.35	22.00	18.79	42.42
Ratios to average daily net assets (%):
Expenses	1.09	1.11	1.17	1.22	1.25
Net investment income (loss)	0.69	0.45	0.41	0.09	0.30

	Years Ended December 31,
	2007	2006	2005	2004	2003
Supplemental data for all classes:
Net assets at end of year (in thousands)	$8,048,654	$6,267,126	$4,551,077	$3,001,434	$1,899,699
Portfolio turnover rate (%)	56	72	70	79	57

(a)	Excludes $0.09, $0.42, $0.37, $0.12, and $0.03, of PFIC mark to market which are treated as ordinary income for Federal tax purposes for the years 2007, 2006, 2005, 2004, and 2003 respectively.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

112 Annual Report	December 31, 2007

Financial Highlights

International Equity Fund

	Class N
	Years Ended December 31,
	2007	2006	2005	2004(a)
Net asset value, beginning of year	$15.21	$12.86	$11.33	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	0.09	0.04	(0.01)	(0.04)
Net realized and unrealized gain (loss) on investments	2.55	2.52	1.54	1.37

Total from investment operations	2.64	2.56	1.53	1.33
Less distributions from:
Net investment income	0.14	0.19	—	—
Net realized gain	1.18	0.02	—	—

Total distributions	1.32	0.21	—	—

Net asset value, end of year	$16.53	$15.21	$12.86	$11.33

Total return (%)	17.68	19.96	13.50	13.30
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.45	1.46	1.48	1.50	(c)
Expenses, before waivers and reimbursements	1.47	1.56	1.81	2.96	(c)
Net investment income (loss), net of waivers and reimbursements	0.52	0.26	(0.33)	(0.77	)(c)
Net investment income (loss), before waivers and reimbursements	0.50	0.16	(0.66)	(2.23	)(c)

	Class I
	Years Ended December 31,
	2007	2006	2005	2004(a)
Net asset value, beginning of year	$15.31	$12.94	$11.37	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	0.13	0.06	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	2.57	2.55	1.58	1.38

Total from investment operations	2.70	2.61	1.57	1.37
Less distributions from:
Net investment income	0.17	0.22	—	—
Net realized gain	1.18	0.02	—	—

Total distributions	11.35	0.24	—	—

Net asset value, end of year	$16.66	$15.31	$12.94	$11.37

Total return (%)	17.97	20.22	13.81	13.70
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.20	1.21	1.23	1.25	(c)
Expenses, before waivers and reimbursements	1.25	1.35	1.56	2.71	(c)
Net investment income (loss), net of waivers and reimbursements	0.76	0.46	(0.08)	(0.52	)(c)
Net investment income (loss), before waivers and reimbursements	0.71	0.32	(0.41)	(1.98	)(c)

	Years Ended December 31,
	2007	2006	2005	2004
Supplemental data for all classes:
Net assets at end of year (in thousands)	$408,609	$297,716	$177,710	$9,689
Portfolio turnover rate (%)	70	83	127	108	(c)

(a)	For the period from May 24, 2004 (Commencement of Operations) to December 31, 2004.
(b)	Excludes $0.01, $0.22, $0.33 and $0.02 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the year 2007, 2006, 2005 and 2004, respectively.
(c)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

December 31, 2007	William Blair Funds 113

Financial Highlights

International Small Cap Growth Fund

	Class N
	Years Ended December 31,
	2007	2006	2005(a)
Net asset value, beginning of year	$13.37	$11.16	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	(0.02)	(0.05)	(0.01)
Net realized and unrealized gain (loss) on investments	1.72	2.32	1.17

Total from investment operations	1.70	2.27	1.16
Less distributions from:
Net investment income	0.05	0.01	—
Net realized gain	1.04	0.05	—

Total distributions	1.09	0.06	—

Net asset value, end of year	$13.98	$13.37	$11.16

Total return (%)	13.06	20.32	11.60
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.60	1.65	1.65	(c)
Expenses, before waivers and reimbursements	1.60	1.71	2.57	(c)
Net investment income (loss), net of waivers and reimbursements	(0.16)	(0.40)	(0.40	)(c)
Net investment income (loss), before waivers and reimbursements	(0.16)	(0.46)	(1.32	)(c)

	Class I
	Years Ended December 31,
	2007	2006	2005(a)
Net asset value, beginning of year	$13.41	$11.16	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	0.03	(0.03)	—
Net realized and unrealized gain (loss) on investments	1.71	2.34	1.16

Total from investment operations	1.74	2.31	1.16
Less distributions from:
Net investment income	0.10	0.01	—
Net realized gain	1.04	0.05	—

Total distributions	1.14	0.06	—

Net asset value, end of year	$14.01	$13.41	$11.16

Total return (%)	13.34	20.68	11.60
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.29	1.40	1.40	(c)
Expenses, before waivers and reimbursements	1.29	1.46	2.32	(c)
Net investment income (loss), net of waivers and reimbursements	0.18	(0.25)	(0.15	)(c)
Net investment income (loss), before waivers and reimbursements	0.18	(0.31)	(1.07	)(c)

	Years Ended December 31,
	2007	2006	2005(a)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$401,459	$231,969	$50,534
Portfolio turnover rate (%)	88	109	127	(c)

(a)	For the period from November 1, 2005 (Commencement of Operations) to December 31, 2005.
(b)	Excludes $0.05, $0.00 and $0.11 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years ended 2007, 2006 and 2005, respectively.
(c)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

114 Annual Report	December 31, 2007

Financial Highlights

Emerging Markets Growth Fund

	Class N
	Years Ended December 31,
	2007	2006	2005(a)
Net asset value, beginning of year	$19.42	$14.17	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	(0.10)	(0.04)	(0.01)
Net realized and unrealized gain (loss) on investments	7.23	5.41	4.26

Total from investment operations	7.13	5.37	4.25
Less distributions from:
Net investment income	0.09	0.01	—
Net realized gain	4.54	0.11	0.08

Total distributions	4.63	0.12	0.08

Net asset value, end of year	$21.92	$19.42	$14.17

Total return (%)	37.75	37.90	42.52
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.65	1.65	1.55	(c)
Expenses, before waivers and reimbursements	1.69	1.78	1.91	(c)
Net investment income (loss), net of waivers and reimbursements	(0.45)	(0.22)	(0.11	)(c)
Net investment income (loss), before waivers and reimbursements	(0.49)	(0.35)	(0.47	)(c)

	Class I
	Years Ended December 31,
	2007	2006	2005(a)
Net asset value, beginning of year	$19.47	$14.19	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	(0.04)	(0.01)	0.01
Net realized and unrealized gain (loss) on investments	7.26	5.41	4.26

Total from investment operations	7.22	5.40	4.27
Less distributions from:
Net investment income	0.16	0.01	—
Net realized gain	4.54	0.11	0.08

Total distributions	4.70	0.12	0.08

Net asset value, end of year	$21.99	$19.47	$14.19

Total return (%)	38.13	38.07	42.72
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.40	1.40	1.40	(c)
Expenses, before waivers and reimbursements	1.40	1.47	1.76	(c)
Net investment income (loss), net of waivers and reimbursements	(0.20)	(0.06)	0.04	(c)
Net investment income (loss), before waivers and reimbursements	(0.20)	(0.13)	(0.32	)(c)

	Years Ended December 31,
	2007	2006	2005(a)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$1,165,854	$813,649	$249,348
Portfolio turnover rate (%)	100	113	77	(c)

(a)	For the period from June 6, 2005 (Commencement of Operations) to December 31, 2005.
(b)	Excludes $0.21, $0.00 and $0.11 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for years ended 2007, 2006 and 2005, respectively.
(c)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

December 31, 2007	William Blair Funds 115

Financial Highlights

Value Discovery Fund

	Class N
	Years Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$16.27	$14.95	$22.70	$22.68	$16.28
Income (loss) from investment operations:
Net investment income (loss)	0.02	0.03	(0.02)	(0.01)	(0.06)
Net realized and unrealized gain (loss) on investments	(0.96)	3.22	0.14	2.68	6.46

Total from investment operations	(0.94)	3.25	0.12	2.67	6.40
Less distributions from:
Net investment income	—	0.01	—	—	—
Net realized gain	4.02	1.92	7.87	2.65	—

Total distributions	4.02	1.93	7.87	2.65	—

Net asset value, end of year	$11.31	$16.27	$14.95	$22.70	$22.68

Total return (%)	(5.54)	21.78	0.49	12.05	39.31
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.33	1.34	1.34	1.34	1.49
Expenses, before waivers and reimbursements	1.66	1.75	1.64	1.48	1.58
Net investment income (loss), net of waivers and reimbursements	0.10	0.21	(0.22)	(0.06)	(0.30)
Net investment income (loss), before waivers and reimbursements	(0.23)	(0.20)	(0.52)	(0.20)	(0.39)

	Class I
	Years Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$16.51	$15.12	$22.82	$22.76	$16.31
Income (loss) from investment operations:
Net investment income (loss)	0.09	0.03	—	0.01	(0.03)
Net realized and unrealized gain (loss) on investments	(1.01)	3.30	0.17	2.70	6.48

Total from investment operations	(0.92)	3.33	0.17	2.71	6.45
Less distributions from:
Net investment income	0.07	0.02	—	—	—
Net realized gain	4.02	1.92	7.87	2.65	—

Total distributions	4.09	1.94	7.87	2.65	—

Net asset value, end of year	$11.50	$16.51	$15.12	$22.82	$22.76

Total return (%)	(5.31)	22.10	0.70	12.18	39.55
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.09	1.09	1.14	1.23	1.33
Expenses, before waivers and reimbursements	1.37	1.50	1.39	1.23	1.33
Net investment income (loss), net of waivers and reimbursements	0.52	0.16	(0.02)	0.05	(0.14)
Net investment income (loss), before waivers and reimbursements	0.24	(0.25)	(0.27)	0.05	(0.14)

	Years Ended December 31,
	2007	2006	2005	2004	2003
Supplemental data for all classes:
Net assets at end of year (in thousands)	$47,118	$146,777	$70,439	$246,176	$237,111
Portfolio turnover rate (%)	102	162	125	50	51

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

116 Annual Report	December 31, 2007

Financial Highlights

Bond Fund

	Class N
	Period Ended December 31,
	2007(a)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.31
Net realized and unrealized gain (loss) on investments	0.02

	0.33
Total from investment operations
Less distributions from:
Net investment income	0.26
Net realized gain	—

	0.26

Total distributions	$10.07

Net asset value, end of period	3.38	(b)
Total return (%)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.65	(c)
Expenses, before waivers and reimbursements	0.81	(c)
Net investment income (loss), net of waivers and reimbursements	4.80	(c)
Net investment income (loss), before waivers and reimbursements	4.64	(c)

	Class I
	Period Ended December 31,
	2007(a)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.32
Net realized and unrealized gain (loss) on investments	0.03

	0.34
Total from investment operations
Less distributions from:
Net investment income	0.30
Net realized gain	—

	0.30

Total distributions	$10.04

Net asset value, end of period	3.50	(b)
Total return (%)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.50	(c)
Expenses, before waivers and reimbursements	0.67	(c)
Net investment income (loss), net of waivers and reimbursements	4.95	(c)
Net investment income (loss), before waivers and reimbursements	4.78	(c)

	Period Ended December 31,
	2007(a)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$68,483
Portfolio turnover rate (%)	38	(c)

(a)	For the period from May 1, 2007 (Commencement of Operations) to December 31, 2007.
(b)	Total return is not annualized for periods that are less than a year.
(c)	Rates are annualized for periods less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

December 31, 2007	William Blair Funds 117

Financial Highlights

Income Fund

	Class N
	Years Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$9.74	$9.83	$10.19	$10.43	$10.62
Income (loss) from investment operations:
Net investment income (loss)	0.45	0.44	0.47	0.52	0.40
Net realized and unrealized gain (loss) on investments	(0.35)	(0.04)	(0.30)	(0.26)	(0.02)

Total from investment operations	0.10	0.40	0.17	0.26	0.38
Less distributions from:
Net investment income	0.55	0.49	0.53	0.50	0.57
Net realized gain	—	—	—	—	—

Total distributions	0.55	0.49	0.53	0.50	0.57

Net asset value, end of year	$9.29	$9.74	$9.83	$10.19	$10.43

Total return (%)	1.08	4.25	1.71	2.61	3.68
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.79	0.74	0.73	0.78	0.77
Expenses, before waivers and reimbursements	0.81	0.80	0.73	0.78	0.77
Net investment income (loss), net of waivers and reimbursements	4.73	4.54	4.09	4.12	4.09
Net investment income (loss) before waivers and reimbursements	4.71	4.48	4.09	4.12	4.09

	Class I
	Years Ended December 31,
	2007	2006	2005	2004	2003

Net asset value, beginning of year	$9.69	$9.82	$10.15	$10.40	$10.62
Income (loss) from investment operations:
Net investment income (loss)	0.47	0.45	0.52	0.59	0.43
Net realized and unrealized gain (loss) on investments	(0.34)	(0.04)	(0.33)	(0.31)	(0.04)

Total from investment operations	0.13	0.41	0.19	0.28	0.39
Less distributions from:
Net investment income	0.52	0.54	0.52	0.53	0.61
Net realized gain	—	—	—	—	—

Total distributions	0.52	0.54	0.52	0.53	0.61

Net asset value, end of year	$9.30	$9.69	$9.82	$10.15	$10.40

Total return (%)	1.36	4.33	1.92	2.79	3.76
Ratios to average daily net assets (%):
Expenses	0.60	0.62	0.58	0.63	0.62
Net investment income (loss)	4.91	4.66	4.24	4.27	4.24

	Years Ended December 31,
	2007	2006	2005	2004	2003
Supplemental data for all classes:
Net assets at end of year (in thousands)	$204,630	$297,077	$310,496	$294,084	$265,062
Portfolio turnover rate (%)	34	33	41	43	36

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

118 Annual Report	December 31, 2007

Financial Highlights

Ready Reserves Fund

	Class N
	Years Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.04	0.03	0.01	0.01

Total from investment operations	0.05	0.04	0.03	0.01	0.01
Less distributions from:
Net investment income	0.05	0.04	0.03	0.01	0.01

Total distributions	0.05	0.04	0.03	0.01	0.01

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return (%)	4.75	4.47	2.62	0.80	0.66
Ratios to average daily net assets (%)
Expenses	0.63	0.63	0.64	0.65	0.66
Net investment income (loss)	4.63	4.38	2.57	0.80	0.66
Supplemental data:
Net assets at end of year (in thousands)	$1,399,537	$1,195,593	$1,091,854	$1,092,940	$1,153,932

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

December 31, 2007	William Blair Funds 119

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders

William Blair Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Growth Fund, Tax-Managed Growth Fund, Large Cap Growth Fund, Small Cap Growth Fund, Mid Cap Growth Fund, Small-Mid Cap Growth Fund, Global Growth Fund, International Growth Fund, International Equity Fund, International Small Cap Growth Fund, Emerging Markets Growth Fund, Value Discovery Fund, Bond Fund, Income Fund and Ready Reserves Fund (collectively, the “Portfolios”) (fifteen of the Portfolios constituting the William Blair Funds) as of December 31, 2007, and the related statements of operations, statements of changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned Portfolios of the William Blair Funds at December 31, 2007, the results of their operations, changes in their net assets and financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

February 21, 2008

120 Annual Report	December 31, 2007

Trustees and Officers (Unaudited). The trustees and officers of the William Blair Funds as of December 31, 2007, their year of birth, their principal occupations during the last five years, their affiliations, if any, with William Blair & Company, L.L.C., and other significant affiliations are set forth below. The address of each trustee and officer is 222 West Adams Street, Chicago, Illinois 60606.

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer
Interested Trustees
Frederick Conrad Fischer, 1934*	Chairman of the Board of Trustees	Since 1987	Principal, William Blair & Company, L.L.C.; Partner, APM Limited Partnership	17	Trustee Emeritus, Chicago Child Care Society, a non-profit organization; Trustee Emeritus, Kalamazoo College

Michelle R. Seitz, 1965*	Trustee and President	Since 2007	Principal, William Blair & Company, L.L.C.	17	N/A
Non-Interested Trustees
Ann P. McDermott, 1939	Trustee	Since 1996	Board member and officer for various civic and charitable organizations over the past thirty years; professional experience prior thereto, registered representative for New York Stock Exchange firm	17	Northwestern University, Women’s Board; Rush Presbyterian St. Luke’s Medical Center, Women’s Board; University of Chicago, Women’s Board; Visiting Nurses Association, Honorary Director

Phillip O. Peterson, 1944	Trustee	Since 2007	Trustee of Strong Funds Liquidating Trusts since 2005 and President, Strong Mutual Funds, 2004-2005; formerly, Partner, KPMG LLP	17	The Hartford Group of Mutual Funds (87 portfolios)

Donald J. Reaves, 1946	Trustee	Since 2004	Chancellor, Winston-Salem State University; formerly, Vice President for Administration and Chief Financial Officer, University of Chicago 2002-2007.	17	American Student Assistance Corp., guarantor of student loans; Amica Mutual Insurance Company

Donald L. Seeley, 1944	Trustee	Since 2003	Director, Applied Investment Management Program, University of Arizona Department of Finance, formerly, Vice Chairman and Chief Financial Officer, True North Communications, Inc., marketing communications and advertising firm	17	Warnaco Group, Inc., intimate apparel, sportswear, and swimwear manufacturer; Center for Furniture Craftsmanship (not-for-profit)

Thomas J. Skelly, 1951	Trustee	Since 2007	Director and Investment Committee Chairman of the U.S. Accenture Foundation Inc.; formerly, Managing Partner of various divisions at Accenture	17	Clayton Holdings, Inc., provider of information-based analytics, consulting and outsourced services to various financial institutions and investors

Robert E. Wood II, 1938	Trustee	Since 1999	Retired; formerly Executive Vice President, Morgan Stanley Dean Witter	17	Chairman, Add-Vision, Inc., manufacturer of surface animation systems; Chairman Micro-Combustion, LLC

December 31, 2007	William Blair Funds 121

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee/Officer
Officers

Karl W. Brewer, 1966	Senior Vice President	Since 2000	Principal, William Blair & Company, L.L.C.	N/A

Harvey H. Bundy, III, 1944	Senior Vice President	Since 2003	Principal, William Blair & Company, L.L.C.	N/A

Mark A. Fuller, III, 1957	Senior Vice President	Since 1993	Principal, William Blair & Company, L.L.C.	Partner, Fulsen Howney Partners

James S. Golan, 1961	Senior Vice President	Since 2005	Principal, William Blair & Company, L.L.C.	N/A

W. George Greig, 1952	Senior Vice President	Since 1996	Principal, William Blair & Company, L.L.C.	N/A

Michael A. Jancosek, 1959	Senior Vice President Vice President	Since 2004 2000-2004	Principal, William Blair & Company L.L.C. Associate, William Blair & Company, L.L.C.	N/A

John F. Jostrand, 1954	Senior Vice President	Since 1999	Principal, William Blair & Company, L.L.C.	N/A

James S. Kaplan, 1960	Senior Vice President Vice President	Since 2004 1995-2004	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.	N/A

Robert C. Lanphier, IV, 1956	Senior Vice President	Since 2003	Principal, William Blair & Company, L.L.C.	Chairman, AG. Med, Inc.

Todd M. McClone, 1968	Senior Vice President Vice President	Since 2006 2005-2006	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.	N/A N/A

David S. Mitchell, 1960	Senior Vice President Vice President	Since 2004 2003-2004	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.	N/A

Gregory J. Pusinelli, 1958	Senior Vice President	Since 1999	Principal, William Blair & Company, L.L.C.	N/A

David P. Ricci, 1958	Senior Vice President	Since 2006	Principal, William Blair & Company, L.L.C.	N/A

Jeffrey A. Urbina, 1955	Senior Vice President	Since 1998	Principal, William Blair & Company, L.L.C.	N/A

122 Annual Report	December 31, 2007

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee/Officer
Christopher T. Vincent, 1956	Senior Vice President Vice President	Since 2004 2002-2004	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.; former Managing Director/Senior Portfolio Manager, Zurich Scudder Investments	Uhlich Children’s Home

Colin J. Williams, 1975	Senior Vice President Vice President	Since 2007 Since 2006	Principal, William Blair & Company, L.L.C. Associate William Blair & Company, L.L.C.; formerly, Andersen Consulting; Allegiance Healthcare	N/A

Richard W. Smirl, 1967	Chief Compliance Officer	Since 2004	Principal, William Blair & Company, L.L.C.; former Chief Legal Officer, Strong Capital Management	N/A

Benjamin J. Armstrong 1965	Vice President	Since 2007	Associate, William Blair & Company, LLC

David C. Fording, 1967	Vice President	Since 2006	Associate, William Blair & Company,; former Portfolio Manager, TIAA-CREF	N/A

Chad M. Kilmer, 1975	Vice President	Since 2006	Associate, William Blair & Company,; former analyst and Portfolio Manager U.S. Bancorp Asset Management and analyst Gabelli Woodland Partners.	N/A

Mark T. Leslie, 1967	Vice President	Since 2005	Associate, William Blair & Company, L.L.C. formerly, U.S. Bancorp Asset Management	N/A

Terence M. Sullivan, 1944	Vice President and Treasurer	Since 1997	Associate, William Blair & Company, L.L.C.	N/A

Colette M. Garavalia, 1961	Secretary	Since 2000	Associate, William Blair & Company, L.L.C.	N/A

*	Mr. Fischer and Ms. Seitz are interested persons of the William Blair Funds because each is a principal of William Blair & Company, L.L.C., the Funds’ investment advisor, principal underwriter and distributor.
(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement or removal as provided in the Fund’s Declaration of Trust. Retirement for non-interested Trustees occurs no later than at the conclusion of the first regularly scheduled Board meeting of the Fund’s fiscal year that occurs after the Trustee’s 72nd birthday. The Fund’s officers are elected annually by the Trustees.

The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.

December 31, 2007	William Blair Funds 123

Board Approval of the Global Growth Portfolio’s Management Agreement

During the six months ended December 31, 2007, the Board approved the Fund’s Management Agreement with the Advisor, on behalf of the Global Growth Portfolio of the Fund. The Management Agreement with respect to the Portfolio was approved by the Board of Trustees, including all of the Trustees who are not parties to such agreement or interested persons of any such party, on July 24, 2007. The Board, including a majority of the Independent Trustees, determined that approval of the Management Agreement was in the best interests of the Portfolio. On July 23 and 24, 2007, the Independent Trustees met separately from the “interested” trustees of the Fund and officers and employees of the Advisor to consider approval of the Management Agreement. The Independent Trustees reviewed materials provided by the Advisor for the approval of the Management Agreement and were assisted by independent legal counsel in making their determination. The Board, including the Independent Trustees, did not identify any single factor or group of factors as all important or controlling and considered all factors together.

Nature, Quality and Extent of Services. In evaluating the nature, quality and extent of services expected to be provided by the Advisor to the Portfolio, the Board noted that the Advisor is a quality firm with a reputation for integrity and honesty that employs high quality people. The Board considered biographical information about the Portfolio’s portfolio manager, financial information regarding the Advisor, the compliance regime created by the Advisor and the proposed financial support of the Portfolio. The Board considered the Advisor’s experience in managing new funds. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services to be provided by the Advisor to the Portfolio are expected to be satisfactory.

Fees and Expenses. The Board reviewed the Portfolio’s proposed advisory fee and estimated expense ratio and reviewed information comparing the advisory fee and expense ratio to a Lipper peer group. The Lipper peer group for the Portfolio consists of a group of funds with a similar investment style as the Portfolio. The Board considered that the Advisor has proposed to cap total expenses, including waiving advisory fees, if necessary, for the Portfolio. The Board also reviewed the Advisor’s fee schedule for a Global Growth SICAV (a Luxembourg based collective investment vehicle) that the Advisor intends to offer.

In considering the information, the Board noted that the proposed advisory fee for the Portfolio was above the median of the peer group, but that such advisory fee was within an acceptable range of the peer group and consistent with reasonable expectations in light of the nature, quality and extent of services expected to be provided by the Advisor. On the basis of the information provided, the Board concluded that the proposed advisory fee, coupled with the Advisor’s expense limitation agreement, was reasonable and appropriate in light of the nature, quality and extent of services to be provided by the Advisor.

Profitability. With respect to the estimated profitability of the Management Agreement to the Advisor, the Board considered the overall fees expected to be paid under the Management Agreement, the expected size of the Portfolio and the Advisor’s expense limitation agreement. The Board concluded that the expected profits to be realized by the Advisor were not unreasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Portfolio grows and whether fee levels reflect these economies of scale. The Board considered whether the proposed advisory fee is reasonable in relation to the projected asset size of the Portfolio. In considering whether fee levels reflect economies of scale for the benefit of Portfolio investors, the Board reviewed the Portfolio’s advisory fee compared to peer funds, the Portfolio’s projected asset size, the Portfolio’s estimated expense ratio and the proposed expense cap, and concluded that the advisory fee was reasonable.

Other Benefits to the Advisor. The Board considered benefits to be derived by the Advisor from its relationship with the Portfolio. The Board concluded that, after taking into account these benefits, the proposed advisory fee was reasonable.

Conclusion. Based upon all of the information considered and the conclusions reached, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the approval of the Management Agreement is in the best interests of the Portfolio.

124 Annual Report	December 31, 2007

(unaudited)

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840), at www.williamblairfunds.com and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s Forms N-Q are also available on the Fund’s website at www.williamblairfunds.com.

December 31, 2007	William Blair Funds 125

Useful Information About Your Report (unaudited)

Please refer to this information when reviewing the Expense Example for each Portfolio.

Expense Example

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs such as redemption fees and (2) ongoing costs, including management fees, distribution (12b-1) fees (for Class N shares except for Ready Reserves Portfolio), service fees (for Class N shares of Ready Reserves Portfolio), shareholder administration fees (for Class N and Class I shares of the Global Growth Portfolio, the International Small Cap Growth Portfolio, the Emerging Markets Growth Portfolio and the Bond Portfolio) and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare the Portfolio’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2007 to December 31, 2007.

Actual Expenses

In each example, the first line for each share class in the table provides information about the actual account values and actual expenses. These expenses reflect the effect of any expense cap applicable to the share class during the period. Without this expense cap, the costs shown in the table would have been higher. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

In each example, the second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in both examples are meant to highlight your ongoing costs only and do not reflect any transactional costs or account type fees, such as redemption fees and IRA Fiduciary Administration fees, respectively. These fees are fully described in the prospectus. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs or account fees were included, your costs would have been higher.

126 Annual Report	December 31, 2007

Fund Expenses (unaudited)

The examples below show you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to the previous page for a detailed explanation of the information presented on this chart.

	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007	Expenses Paid during Period(a)	Annualized Expense Ratio
Growth Fund
Class N—actual return	$1,000.00	$1,049.00	$6.30	1.22%
Class N—hypothetical 5% return	1,000.00	1,019.06	6.21	1.22
Class I—actual return	1,000.00	1,050.30	4.50	0.87
Class I—hypothetical 5% return	1,000.00	1,020.82	4.43	0.87
Tax-Managed Growth Fund
Class N—actual return	1,000.00	1,023.80	6.84	1.34
Class N—hypothetical 5% return	1,000.00	1,018.45	6.82	1.34
Class I—actual return	1,000.00	1,025.10	5.56	1.09
Class I—hypothetical 5% return	1,000.00	1,019.71	5.55	1.09
Large Cap Growth Fund
Class N—actual return	1,000.00	1,033.00	6.30	1.23
Class N—hypothetical 5% return	1,000.00	1,019.00	6.26	1.23
Class I—actual return	1,000.00	1,034.40	5.03	0.98
Class I—hypothetical 5% return	1,000.00	1,020.27	4.99	0.98
Small Cap Growth Fund
Class N—actual return	1,000.00	897.90	7.13	1.49
Class N—hypothetical 5% return	1,000.00	1,017.69	7.58	1.49
Class I—actual return	1,000.00	899.10	5.74	1.20
Class I—hypothetical 5% return	1,000.00	1,019.16	6.11	1.20
Mid Cap Growth Fund
Class N—actual return	1,000.00	1,015.10	7.01	1.38
Class N—hypothetical 5% return	1,000.00	1,018.25	6.91	1.38
Class I—actual return	1,000.00	1,015.90	5.69	1.12
Class I—hypothetical 5% return	1,000.00	1,019.56	5.61	1.12
Small-Mid Cap Growth Fund
Class N—actual return	1,000.00	991.80	6.83	1.36
Class N—hypothetical 5% return	1,000.00	1,018.35	6.92	1.36
Class I—actual return	1,000.00	992.40	5.57	1.11
Class I—hypothetical 5% return	1,000.00	1,019.61	5.65	1.11
Global Growth Fund
Class N—actual return (since inception period) (b)	1,000.00	989.00	3.29	1.55
Class N—hypothetical 5% return (6 month period)	1,000.00	1,007.37	7.84	1.55
Class I—actual return (since inception period) (b)	1,000.00	991.50	2.77	1.30
Class I—hypothetical 5% return (6 month period)	1,000.00	1,007.91	6.58	1.30
International Growth Fund
Class N—actual return	1,000.00	1,057.90	7.26	1.40
Class N—hypothetical 5% return	1,000.00	1,018.15	7.12	1.40
Class I—actual return	1,000.00	1,059.80	5.66	1.09
Class I—hypothetical 5% return	1,000.00	1,019.71	5.55	1.09
International Equity Fund
Class N—actual return	1,000.00	1,075.00	7.58	1.45
Class N—hypothetical 5% return	1,000.00	1,017.90	7.37	1.45
Class I—actual return	1,000.00	1,076.40	6.28	1.20
Class I—hypothetical 5% return	1,000.00	1,019.16	6.11	1.20

December 31, 2007	William Blair Funds 127

	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007	Expenses Paid during Period(a)	Annualized Expense Ratio
International Small Cap Growth Fund
Class N—actual return	1,000.00	988.60	8.02	1.60
Class N—hypothetical 5% return	1,000.00	1,016.86	8.13	1.60
Class I—actual return	1,000.00	990.20	6.47	1.29
Class I—hypothetical 5% return	1,000.00	1,018.40	6.56	1.29
Emerging Markets Growth Fund
Class N—actual return	1,000.00	1,182.10	9.08	1.65
Class N—hypothetical 5% return	1,000.00	1,016.89	8.39	1.65
Class I—actual return	1,000.00	1,183.20	7.70	1.40
Class I—hypothetical 5% return	1,000.00	1,018.15	7.12	1.40
Value Discovery Fund
Class N—actual return	1,000.00	887.30	6.33	1.33
Class N—hypothetical 5% return	1,000.00	1,018.50	6.77	1.33
Class I—actual return	1,000.00	888.80	5.19	1.09
Class I—hypothetical 5% return	1,000.00	1,019.71	5.55	1.09
Bond Fund
Class N—actual return	1,000.00	1,045.80	3.35	0.65
Class N—hypothetical 5% return	1,000.00	1,021.93	3.31	0.65
Class I—actual return	1,000.00	1,047.00	2.58	0.50
Class I—hypothetical 5% return	1,000.00	1,022.68	2.55	0.50
Income Fund
Class N—actual return	1,000.00	1,006.30	4.00	0.79
Class N—hypothetical 5% return	1,000.00	1,021.22	4.02	0.79
Class I—actual return	1,000.00	1,007.70	3.04	0.60
Class I—hypothetical 5% return	1,000.00	1,022.18	3.06	0.60
Ready Reserves Fund
Class N—actual return	1,000.00	1,023.95	3.21	0.63
Class N—hypothetical 5% return	1,000.00	1,022.03	3.21	0.63

(a)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half year period).
(b)	For the period October 15, 2007 (Commencement of Operations) until December 31, 2007.

128 Annual Report	December 31, 2007

BOARD OF TRUSTEES

Frederick Conrad Fischer, Chairman

Principal, William Blair & Company, L.L.C.

Ann P. McDermott

Director and Trustee

Profit and not-for-profit organizations

Phillip O. Peterson

Retired Partner, KPMG LLP

Donald J. Reaves

Chancellor, Winston-Salem State University

Donald L. Seeley

Adjunct Lecture and Director, University of Arizona Department of Finance

Michelle R. Seitz, President

Principal, William Blair & Company, L.L.C.,

Thomas J. Skelly

Director and Investment Committee Chairman, U.S. Accenture Foundation Inc.

Robert E. Wood II

Retired Executive Vice President, Morgan Stanley Dean Witter

Officers

Karl W. Brewer, Senior Vice President

Harvey H. Bundy III, Senior Vice President

Mark A. Fuller, III, Senior Vice President

James S. Golan, Senior Vice President

W. George Greig, Senior Vice President

Michael A. Jancosek, Senior Vice President

John F. Jostrand, Senior Vice President

James S. Kaplan, Senior Vice President

Robert C. Lanphier, IV, Senior Vice President

Todd M. McClone, Senior Vice President

David S. Mitchell, Senior Vice President

Gregory J. Pusinelli, Senior Vice President

David P. Ricci, Senior Vice President

Jeffrey A. Urbina, Senior Vice President

Christopher T. Vincent, Senior Vice President

Colin J. Williams, Senior Vice President

Richard W. Smirl, Chief Compliance Officer

Benjamin J. Armstrong, Vice President

David C. Fording, Vice President

Chad M. Kilmer, Vice President

Mark T. Leslie, Vice President

Terence M. Sullivan, Vice President and Treasurer

Colette M. Garavalia, Secretary

Investment Advisor

William Blair & Company, L.L.C.

Independent Registered Public Accounting Firm

Ernst & Young LLP

Legal Counsel

Vedder Price PC

Transfer Agent

Boston Financial Data Services, Inc.

P.O. Box 8506

Boston, MA 02266-8506

For customer assistance, call 1-800-635-2886

(Massachusetts 1-800-635-2840)

December 31, 2007	William Blair Funds 129

WILLIAM BLAIR FUNDS

EQUITY

GLOBAL EQUITY

- Global Growth Fund

INTERNATIONAL EQUITY

FIXED-INCOME

- Bond Fund
- Income Fund

MONEY MARKET

- Ready Reserves Fund

WILLIAM BLAIR FUNDS

222 West Adams Street
Chicago, IL 60606
800.742.7272 • www.williamblairfunds.com

©William Blair & Company, L.L.C., distributor

WILLIAM BLAIR FUNDS

Institutional Annual Report

DECEMBER 31, 2007

This report is submitted for the general information of the shareholders of the William Blair Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a prospectus of the William Blair Funds. Please consider the Funds’ investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Funds’ prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money. William Blair & Company, LLC., distributor.

December 31, 2007	William Blair Funds 1

Global Markets Overview

The year 2007 was marked by increased global market volatility in both the equity and fixed income markets. Like 2005 and 2006, investors became concerned about the durability of global growth as the economic cycle matured; however, in 2007, this fear was underscored by the US subprime crisis, which affected financial markets globally, as the impact of leverage in bank off-balance sheet vehicles, widening spreads, and seizing up of the interbank markets in the UK, portions of Europe and North America began to be felt during August and in the waning months of the year as investors became concerned about financial markets’ losses.

Despite the volatility in the summer and in November, global equity markets returned 12.18% during 2007, as measured by the MSCI All Country World Index. Emerging markets continued to lead the rest of the equity markets, up 39.78%, outperforming during both positive and negative markets during the year. During the summer months and in the fourth quarter when developed markets were down in the face of financial market turmoil, emerging markets, which were viewed as the engines of global growth, outperformed, while small cap stocks and Japan lagged. Latin America was the strongest region within emerging markets, approximating a 50% return, while Emerging Asia and Europe, the Middle East and Africa (“EMEA”) returned 41.58% and 28.74%, respectively. The Europe, Australasia and the Far East (“EAFE”) Index was up 11.63% during 2007, led by strong markets in the Pacific region (ex Japan), which was up over 30%. Canada was also up over 30%. Japan was the laggard market during 2007, continuing its trend of recent years, down 4.14%, although down over 10% in local terms. While most regions (with the exception of Japan) outpaced the 6.03% US return during the year in local terms, the depreciating US dollar also provided a tailwind to US based investors, adding 7.37% to the EAFE return, and 17.90% to Canadian returns. Developed small cap stocks trailed their larger cap counterparts, up 3.64% year to date, dragged down by the UK, which was down nearly 10% and Japan, which was down over 11%.

There was also a marked disparity in returns by sector globally during 2007 with Energy and Materials each up over 34% and Discretionary and Financials down nearly 2% and 5%, respectively, due to concerns about US-led consumer demand and the financial markets volatility.

Outlook

Discouraging data points about financial sector distress, consumer behavior over the holidays, and poor employment growth shown that prospects have intensified speculation that a US recession is in the process of materializing. Internationally, market scenarios are increasingly focused on cyclical weakness as well, whether transmitted directly through the US or just by association.

The result has been an intense correction and rotation process in the early days of 2008 that has amounted to a landslide market vote for global recession. This consensus reflects recent reality in some respects, but it is worth keeping in mind that the global economic environment in aggregate is both more complex and at the same time less volatile than market reactions would suggest.

At the opposite pole of the economic earth from the US consumer/financial complex is the resource, infrastructure and capital investment cycle in China, the Middle East, and other emerging economies. This growth dynamic dichotomy existed throughout 2007 and continues today, notwithstanding the US downshift. Emerging economies have both the need for and the wherewithal to provide these investments, and the viability of fundamental development initiatives is generally unaffected by changes in external economic conditions.

The rest of the world—OECD Asia and Europe—has felt the influence of both US deceleration and emerging markets growth over the last year. At the margin, Japan, the UK and some of the Euro countries have seen some degree of domestic slowdown as well. But it is unlikely that the balance of global growth will be tipped by changes in the outlook for these relatively slow and steady economies.

2 Annual Report	December 31, 2007

As the year progresses from here, the global recession scenario will not remain a static story. It will evolve and mutate in response to monetary and financial policy initiatives, US electoral politics, the Beijing Olympic gestalt, the influence of commodity markets, and the self-help capability of the financial sector. The cyclical outlook is highly provisional and is likely to be subject to continuous revision.

At the same time, ironically, a competitive equity market environment under the influence of abnormally uncertain cyclical strategy input can easily become more irrational rather than more efficient as a discounting mechanism. The current market is characterized not only by increasing volatility but also by an unusual degree of valuation divergence between extreme lows and highs.

Under these circumstances, equity strategy becomes a more improvisational process. There can be conflicting signals among leading indicators, earnings trends and valuation measures, and unstable market responses to incoming data. Our strategy approach is designed with long term corporate performance as the primary input, long term economic trends as secondary, and cyclical influences as a relatively minor influence. So wherever we go from here, our overall approach in 2008 will emphasize stock selection in an effort to be consistent with our objective of maintaining strong fundamental corporate financial performance at the portfolio level.

December 31, 2007	William Blair Funds 3

GLOBAL GROWTH FUND

The Global Growth Fund will invest in quality growth companies of all sizes around the world.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

I am pleased to have the Global Growth Fund become the newest addition to the William Blair Fund Family and would like to thank our shareholders for investing with us.

I am enthusiastic about the opportunities available to me as the manager of the Global Growth Fund. The Global Growth Fund will seek securities of companies that historically have had and are expected to maintain superior growth, profitability and quality relative to local markets and relative to companies within the same industry worldwide. The Fund will seek investment opportunities in companies at different stages of development ranging from large, well-established companies to smaller companies at an earlier stage of growth. The Fund may also invest in new companies, both through initial public offerings (“IPOs”) and private placements.

How did the Fund perform since its inception? How did the Fund’s performance compare to its benchmark?

The Global Growth Fund commenced operations on October 15, 2007. Through the period ending December 31, 2007, the Fund posted a decrease of 0.70% (Institutional Class). By comparison, the Fund’s benchmark, the MSCI All Country World Index declined 4.10% during the same time period.

How is the Fund positioned as of year end?

As of year end, the Fund was focused in Consumer-oriented and Industrials stocks at the expense of Energy, Health Care, Materials and Utilities. Regionally, the Fund maintained a focus in Developed Asia ex-Japan (i.e., Hong Kong, Australia and Singapore) and emerging markets, while underweighting Japan. Within emerging markets there has been a shift from Emerging Asia, where we reduced holdings in China due largely to valuation concerns, and increased our holdings in EMEA, particularly the Middle East.

4 Annual Report	December 31, 2007

Global Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2007

Since Inception(a)
Global Growth Fund Institutional Class	(0.70)%
MSCI All Country World Index	(4.10)
(a)	For the period from October 15, 2007 (Commencement of Operations) to December 31, 2007.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller and medium capitalization companies involves special risks, including higher volatility and lower liquidity. Small and Mid Cap stocks are also more sensitive to purchase/sale transactions and changes in the issuer’s financial condition. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Index is an index that is designed to measure equity performance in the global market.

This report identifies the Fund’s investments on December 31, 2007. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

International investing includes special risk considerations, including currency fluctuations, lower liquidity, economic and political risk.

The sector diversification shown is based on the total investment portfolio.

December 31, 2007	William Blair Funds 5

Global Growth Fund

Portfolio of Investments, December 31, 2007 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Western Hemisphere—37.2%
Canada—3.9%
*Agnico-Eagle Mines Limited (Metals & mining)	10,400	$568
Brookfield Asset Management, Inc. Class “A” (Real estate management & development)	15,800	568
Rogers Communications, Inc. Class “B” (Wireless telecommunication services)	13,900	634

		1,770

United States—33.3%
*Activision, Inc. (Software)	30,400	903
*Adobe Systems Incorporated (Software)	12,600	538
*Apple Inc. (Computers & peripherals)	4,800	951
CME Group Inc. (Diversified financial services)	1,300	892
*Cognizant Technology Solutions Corporation, Class “A” (IT services)	14,000	475
Corning Incorporated (Communications equipment)	17,700	425
Deere & Company (Machinery)	12,900	1,201
*EMC Corporation (Computers & peripherals)	30,400	563
*Express Scripts, Inc. (Health care providers & services)	8,100	591
FPL Group, Inc. (Electric utilities)	14,500	983
*GameStop Corporation (Specialty retail)	3,700	230
*Gilead Sciences, Inc. (Biotechnology)	13,500	621
The Goldman Sachs Group, Inc. (Capital markets)	3,600	774
*Google Inc. (Internet software & services)	700	484
Hewlett-Packard Company (Computers & peripherals)	13,400	676
*Hologic, Inc. (Health care equipment & supplies)	6,900	474
*IDEXX Laboratories, Inc. (Health care equipment & supplies)	6,000	352
L-3 Communications Holdings, Inc. (Aerospace & defense)	4,400	466
*Life Time Fitness, Inc. (Hotels, restaurants, & leisure)	5,500	273
The Manitowoc Company, Inc. (Machinery)	9,800	479
Monsanto Company (Chemicals)	5,100	570
Precision Castparts Corp. (Aerospace & defense)	3,200	444
T. Rowe Price Group Inc. (Capital markets)	6,000	365
Schlumberger, Ltd. (Energy equipment & services)†	9,200	905
Smith International, Inc. (Energy equipment & services)	7,600	561

		15,196

Europe—19.6%
Austria—0.5%
Schoeller-Bleckmann Oilfield Equipment AG (Energy equipment & services)	2,300	206

Belgium—1.3%
InBev NV (Beverages)	7,100	590

Finland—2.1%
Nokia OYJ (Communications equipment)	19,500	749
Outotec OYJ (Construction & engineering)	3,500	190

		939

France—6.0%
EDF Energies Nouvelles S.A. (Independent power producers & energy traders)	5,800	405
Eurazeo (Diversified financial services)	2,900	371
*Orpea (Health care providers & services)	3,400	223

Issuer	Shares	Value

Common Stocks—Europe—19.6%—(continued)
France—(continued)
Schneider Electric SA (Electrical equipment)	5,600	$758
Veolia Environnement (Multi-utilities)	11,000	1,002

		2,759

Germany—4.6%
Beiersdorf AG (Personal products)	6,700	519
Deutsche Boerse AG (Diversified financial services)	3,700	730
*Q-Cells AG (Electrical equipment)	4,500	639
*Wire Card AG (Commercial services & supplies)	12,500	212

		2,100

Netherlands—1.1%
*Tomtom NV (Software)	6,900	521

Spain—0.4%
Tecnicas Reunidas S.A. (Construction & engineering)	2,700	173

Switzerland—3.6%
ABB Ltd. (Electrical equipment)	34,400	992
EFG International (Capital markets)	3,400	137
Kuehne & Nagel International AG (Marine)	3,000	288
Partners Group Global Opportunities, Ltd. (Capital markets)	1,600	213

		1,630

United Kingdom—11.3%
*Autonomy Corporation plc (Software)	21,900	385
BG Group plc (Oil, gas & consumable fuels)	46,800	1,074
BlueBay Asset Management plc (Capital markets)	22,700	159
Capita Group plc (Commercial services & supplies)	28,100	390
Expro International Group plc (Energy equipment & services)	12,600	258
Man Group plc (Capital markets)	56,062	636
Reckitt Benckiser plc (Household products)	9,000	523
Rotork plc (Electronic equipment & instruments)	9,600	185
Tesco plc (Food & staples retailing)	91,300	868
*Wellstream Holdings plc (Energy equipment & services)	11,600	250
Xstrata plc (Metals & mining)	6,200	435

		5,163

Asia—9.2%
Australia—4.6%
BHP Billiton Limited (Metals & mining)	18,400	643
Macquarie Bank, Ltd. (Capital markets)	8,100	542
QBE Insurance Group Limited (Insurance)	14,200	412
WorleyParsons, Ltd. (Energy equipment & services)	10,600	478

		2,075

Hong Kong—1.6%
Esprit Holdings Ltd. (Specialty retail)	29,900	440
Li & Fung Ltd. (Distributors)	78,000	311

		751

Singapore—3.0%
Capitaland, Ltd. (Real estate management & development)	76,000	327

See accompanying Notes to Financial Statements.

6 Annual Report	December 31, 2007

Global Growth Fund

Portfolio of Investments, December 31, 2007 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Asia—9.2%—(continued)
Singapore—(continued)
Keppel Corporation Limited (Industrial conglomerates)	73,000	$650
Wilmar International Ltd. (Food products)	106,700	396

		1,373

Japan—5.4%
Aeon Mall Co., Ltd. (Real estate management & development)	14,800	389
Komatsu Ltd. (Machinery)	18,800	504
Mitsui & Co., Ltd. (Trading companies & distributors)	18,000	376
NGK Insulators, Ltd. (Machinery)	14,000	375
Nintendo Co., Ltd. (Software)	1,400	822

		2,466

Emerging Latin America—4.5%
Brazil—2.8%
*Anhanguera Educacional Participacoes S.A. (Diversified consumer services)	23,000	491
B2W Companhia Global do Varejo (Internet & catalog retail)	2,100	84
Bovespa Holding SA (Diversified financial services)	23,500	453
Redecard SA (IT services)	15,700	254

		1,282

Chile—1.7%
Cencosud S.A.—ADR 144A (Specialty retail)	12,700	767

Emerging Europe, Mid-East, Africa—3.7%
Egypt—1.7%
Orascom Construction Industries (Construction & engineering)	16,600	247
*Orascom Hotels & Development (Hotels, restaurants, & leisure)	5,000	515

		762

South Africa—1.5%
*Eastern Platinum Limited (Metals & mining)	79,100	230
MTN Group, Ltd. (Wireless telecommunication services)	25,300	474

		704

United Arab Emirates—0.5%
*DP World Ltd. (Marine)	175,800	209

Emerging Asia—1.6%
China—0.7%
China Merchants Bank (Commercial banks)	41,500	167
Shandong Weigao Group Medical Polymer Company, Ltd. (Health care equipment & supplies)	72,000	165

		332

India—0.9%
Vendanta Resources plc (Metals & mining)	9,700	394

Total Common Stock—92.5% (cost $42,044)		42,162

Investment in Affiliate
William Blair Ready Reserves Fund	1,006,038	1,006

Total Investment in Affiliate—2.2% (cost $1,006)		1,006

Issuer	Principal Amount	Value

Short-Term Investments
American Express Credit Corp. Demand Note, VRN 4.695% due 1/2/08	$575,000	$575
Prudential Funding Demand Note, VRN 4.430% due 1/2/08	100,000	100

Total Short-term Investments—1.5% (cost $675)		675

Repurchase Agreement
State Street Bank and Trust Company, 3.800% dated 12/31/07, due 1/2/08, repurchase price $507, collateralized by FN #729652	506,693	507

Total Repurchase Agreement—1.1% (cost $507)		507

Total Investments—97.3% (cost $44,232)		44,350
Cash and other assets, less liabilities—2.7%		1,226

Net assets—100.0%		$45,576

* Non-income producing securities

ADR = American Depository Receipt

VRN = Variable Rate Note

See accompanying Notes to Financial Statements.

December 31, 2007	William Blair Funds 7

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures adopted by the Board of Trustees.

At December 31, 2007 the Fund’s Portfolio of Investments includes the following industry categories:

Industrials	22.2%
Information Technology	17.8%
Financials	16.9%
Energy	8.8%
Consumer Staples	8.7%
Materials	6.7%
Health Care	5.7%
Utilities	5.6%
Consumer Discretionary	5.0%
Telecommunication Services	2.6%

Total	100.0%

At December 31, 2007 the Fund’s Portfolio of Investments includes the following currency categories:

United States Dollar	39.7%
Euro	17.3%
British Pound Sterling	13.2%
Japanese Yen	5.8%
Australian Dollar	4.9%
Swiss Franc	3.9%
Canadian Dollar	3.4%
Singapore Dollar	3.3%
Brazilian Real	3.0%
Hong Kong Dollar	2.6%
South African Rand	1.1%
All other currencies	1.8%

Total	100.0%

See accompanying Notes to Financial Statements.

8 Annual Report	December 31, 2007

Global Growth Fund

Portfolio of Investments, December 31, 2007 (all dollar amounts in thousands)

W. George Greig

INSTITUTIONAL INTERNATIONAL GROWTH FUND

The Institutional International Growth Fund invests primarily in common stocks of foreign growth companies of all sizes.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

Please see page 2 for the Global Markets Overview.

How did the Fund perform over the first half of the year? How did the Fund’s performance compare to its benchmark?

The Institutional International Growth Fund posted an 18.49% gain for the year ended December 31, 2007. By comparison, the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) All Country World (ACWI) ex-US Index, rose 17.12%.

What factors were behind the Fund’s performance versus the benchmark?

During 2007 the Fund outperformed across virtually all sectors. In particular, relative stock selection in Consumer Discretionary, Energy, Materials and Health Care was strong. In Consumer Discretionary strong stock selection in Developed Asia, Canada, and emerging markets more than offset shortfalls in Europe and the UK. The Fund’s Energy stocks approximately doubled the return of the stocks in the Index due to the Fund’s focus on energy services companies coupled with exploration and production companies with high production growth. Materials stock selection added value primarily through the Fund’s emerging markets holdings while the Fund’s focus on specialty Health Care stocks at the expense of pharmaceutical companies augmented results. In addition, the Fund’s overweighting and stock selection in Consumer Staples and Industrials added value, as did its underweighting in Financials, whose performance approximated the Index during the year. Regionally, the Fund’s focus on emerging markets and Developed Asia (ex-Japan) was positive, as was its underemphasis of Japan. Stock selection across most regions was strong, with the exception of Japan and Latin America.

What is your current strategy? How is the Fund positioned?

As of year end, the Fund remained focused in Consumer-oriented and Industrials stocks at the expense of Energy, Health Care, Materials and Utilities. From a Consumer perspective, the Fund was nearly evenly balanced between Discretionary and Staples. Regionally, the Fund maintained a focus in Developed Asia, ex-Japan (i.e., Hong Kong, Australia and Singapore) and emerging markets, while continued its underweighting of Japan. Weightings in Europe declined during the quarter, due primarily to a continued de-emphasis of Financials in that region, where we remained significantly underweighted relative to the Index. While emerging markets was overweighted relative to the Index (at approximately 22% versus the Index 19.5% weighting), there has been a shift from Emerging Asia, where we have reduced holdings in China in particular due largely to valuation concerns and increased our holdings in EMEA (Europe, Mid-East and Africa), particularly the Middle East.

December 31, 2007	William Blair Funds 9

Institutional International Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2007

	1 Year	3 Year	5 Year	Since Inception(a)
Institutional International Growth Fund	18.49%	21.55%	24.76%	21.54%
MSCI All Country World Ex-US Index	17.12	20.37	24.52	22.11
(a)	For the period from July 26, 2002 (Commencement of Operations) to December 31, 2007.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World ex-US Index is an unmanaged index that includes developed and emerging markets and reduced Japanese portion, making it more comparable to the Institutional International Growth Fund in terms of investment approach.

This report identifies the Fund’s investments on December 31, 2007. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

10 Annual Report	December 31, 2007

Issuer	Shares	Value

Common Stocks—Europe—27.4%
Austria—1.4%
Erste Bank (Commercial banks)	128,304	$9,059
Raiffeisen International Bank (Commercial banks)	142,883	21,475
Schoeller-Bleckmann Oilfield Equipment AG (Energy equipment & services)	6,015	540

		31,074

Belgium—1.2%
InBev NV (Beverages)	317,800	26,419

Finland—1.6%
Nokia OYJ (Communications equipment)	591,400	22,720
Nokian Renkaat OYJ (Auto components)	296,950	10,309
Ramirent OYJ (Machinery)	140,326	2,302

		35,331

France—5.0%
April Group S.A. (Insurance)	56,300	3,799
AXA (Insurance)	318,100	12,682
EDF Energies Nouvelles S.A. (Independent power producers & energy traders)	110,193	7,685
Eurazeo (Diversified financial services)	96,341	12,340
Iliad S.A. (Diversified telecommunication services)	76,000	8,173
Klepierre (Real estate investment trusts)	116,710	5,965
L’Oreal S.A. (Personal products)	145,800	20,878
*Orpea (Health care providers & services)	104,866	6,892
*Seloger.com (Media)	77,300	4,541
Veolia Environnement (Multi-utilities)	269,325	24,532

		107,487

Germany—2.3%
Bauer AG (Construction & engineering)	65,600	4,635
*Colonia Real Estate AG (Real estate management & development)	128,700	3,193
CTS Eventim AG (Media)	72,700	2,808
*Q-Cells AG (Electrical equipment)	138,720	19,686
Solarworld AG (Electrical equipment)	179,900	10,920
*Wire Card AG (Commercial services & supplies)	436,600	7,398

		48,640

Greece—2.1%
Coca-Cola Hellenic Bottling S.A. (Beverages)	360,150	15,543
EFG Eurobank (Commercial banks)	254,592	8,934
Jumbo S.A. (Leisure equipment & products)	191,100	6,880
National Bank of Greece S.A. (Commercial banks)	212,226	14,553

		45,910

Ireland—0.2%
United Drug plc (Health care providers & services)	727,300	4,197

Italy—2.5%
Azimut Holding SpA (Capital markets)	424,100	5,502
Geox SpA (Textiles, apparel & luxury goods)	538,600	10,848
Saipem SpA (Energy equipment & services)	925,700	36,967

		53,317

Issuer	Shares	Value

Common Stocks—Europe—27.4%—(continued)
Netherlands—0.8%
*Qiagen NV (Life science tools & services)	453,000	$9,851
*Tomtom NV (Software)	94,000	7,100

		16,951

Norway—0.7%
Acergy S.A. (Energy equipment & services)	506,000	11,132
*Electromagnetic GeoServices AS (Energy equipment & services)	380,500	3,546

		14,678

Spain—1.6%
Grifols S.A. (Biotechnology)	580,700	13,035
Industria De Textile S.A. (Specialty retail)	237,600	14,377
Tecnicas Reunidas S.A. (Construction & engineering)	116,300	7,437

		34,849

Switzerland—8.0%
ABB Ltd. (Electrical equipment)	1,579,300	45,534
*Actelion Ltd. (Biotechnology)	223,600	10,214
*Barry Callebaut AG (Food products)	9,910	7,508
Burckhardt Compression Holding AG (Machinery)	6,773	2,198
Compagnie Financiere Richemont S.A. (Textiles, apparel, & luxury goods)	201,900	13,794
EFG International (Capital markets)	220,400	8,881
Geberit AG (Building products)	56,500	7,696
Kuehne & Nagel International AG (Marine)	187,600	18,014
Nestle S.A. (Food products)	56,350	25,875
Partners Group Global Opportunities, Ltd. (Capital markets)	56,150	7,486
Roche Holdings AG (Pharmaceuticals)	120,400	20,813
SGS S.A. (Commercial services & supplies)	499	595
*Temenos Group AG (Software)	164,478	4,047

		172,655

United Kingdom—16.2%
Amlin plc (Insurance)	1,618,755	9,560
Amlin plc—“B” Shares (Insurance)	1,821,100	812
Ashmore Group plc (Capital markets)	832,100	4,398
*Autonomy Corporation plc (Software)	601,300	10,569
BG Group plc (Oil, gas & consumable fuels)	1,353,220	31,048
*Blinkx plc (Internet software & services)	3,019,000	1,650
BlueBay Asset Management plc (Capital markets)	545,800	3,832
British Sky Broadcasting Group plc (Media)	1,498,200	18,429
*Cairn Energy plc (Oil, gas & consumable fuels)	238,937	14,605
Capita Group plc (Commercial services & supplies)	1,519,670	21,068
Carphone Warehouse Group plc (Specialty retail)	1,234,500	8,399
Detica Group plc (IT services)	624,600	2,741
Domino’s Pizza UK & IRL plc (Hotels, restaurants, & leisure)	888,580	3,156
Expro International Group plc (Energy equipment & services)	344,800	7,054
Man Group plc (Capital markets)	1,051,925	11,941

See accompanying Notes to Financial Statements.

Institutional International Growth Fund

Portfolio of Investments, December 31, 2007 (all dollar amounts in thousands)

December 31, 2007	William Blair Funds 11

Issuer	Shares	Value

Common Stocks—United Kingdom—16.2%—(continued)
Reckitt Benckiser plc (Household products)	675,150	$39,233
Restaurant Group plc (Hotels, restaurants, & leisure)	829,500	3,049
Rightmove plc (Media)	524,700	4,831
*Rolls-Royce Group plc (Aerospace & defense)	2,553,858	27,720
Rotork plc (Electronic equipment & instruments)	441,500	8,514
RPS Group plc (Commercial services & supplies)	982,800	6,210
Southern Cross Healthcare Limited (Health care providers & services)	550,200	5,767
Tesco plc (Food & staples retailing)	4,508,700	42,889
Tullow Oil plc (Oil, gas & consumable fuels)	813,680	10,568
VT Group plc (Aerospace & defense)	701,200	9,625
*Wellstream Holdings plc (Energy equipment & services)	309,100	6,658
Xstrata plc (Metals & mining)	466,900	32,763

		347,089

Japan—12.5%
Aeon Mall Co., Ltd. (Real estate management & development)	412,100	10,815
ARDEPRO Co., Ltd. (Real estate management & development)	15,750	3,382
DeNA Co., Ltd. (Internet & catalog retail)	1,066	5,071
Denso Corporation (Auto components)	416,100	16,933
En-Japan Inc. (Commercial services & supplies)	1,535	4,314
Fujimi, Inc. (Chemicals)	40,252	609
Fukuoka Financial Group, Inc. (Commercial banks)	2,060,000	12,030
*Jupiter Telecommunications Co., Ltd. (Media)	13,175	11,084
*K.K. DaVinci Advisors (Real estate management & development)	9,129	7,909
Kenedix, Inc. (Real estate management & development)	2,800	4,436
Komatsu Ltd. (Machinery)	1,105,800	29,657
Miraial Company, Ltd. (Semiconductors & semiconductor equipment)	75,107	2,104
Mitsui & Co., Ltd. (Trading companies & distributors)	1,282,000	26,771
Nakanishi Inc. (Health care equipment & supplies)	12,914	1,652
NGK Insulators, Ltd. (Machinery)	790,000	21,181
Nintendo Co., Ltd. (Software)	64,700	37,989
Nippon Electric Glass Co., Ltd. (Electronic equipment & instruments)	459,000	7,467
Nitori Company Ltd. (Specialty retail)	112,180	5,376
*So-net M3, Inc. (Health care technology)	1,499	4,779
Sumitomo Realty & Development Co., Ltd. (Real estate management & development)	606,000	14,820
Suruga Bank (Commercial banks)	1,155,000	12,565
Yamada Denki Company (Specialty retail)	205,600	23,193
Zensho Company, Ltd. (Hotels, restaurants, & leisure)	392,300	3,948

		268,085

Issuer	Shares	Value

Asia—12.2%
Australia—7.9%
Allco Finance Group, Limited (Capital markets)	680,572	$3,654
BHP Billiton Limited (Metals & mining)	727,400	25,428
Macquarie Bank, Ltd. (Capital markets)	438,200	29,319
QBE Insurance Group Limited (Insurance)	937,800	27,227
Seek Ltd. (Commercial services & supplies)	1,182,900	8,222
United Group Ltd. (Construction & engineering)	627,500	10,479
Woolworths Limited (Food & staples retailing)	1,441,700	42,755
WorleyParsons, Ltd. (Energy equipment & services)	475,433	21,418

		168,502

Hong Kong—2.0%
ASM Pacific Technology Limited (Semiconductors & semiconductor equipment)	825,000	5,997
Esprit Holdings Ltd. (Specialty retail)	1,707,100	25,137
Li & Fung Ltd. (Distributors)	3,165,800	12,621

		43,755

Singapore—2.3%
Capitaland, Ltd. (Real estate management & development)	4,204,300	18,089
Olam International, Ltd. (Food & staples retailing)	3,657,000	7,194
Raffles Education Corp. Ltd. (Diversified consumer services)	3,326,000	6,979
Singapore Exchange, Ltd. (Diversified financial services)	1,777,900	16,286

		48,548

Emerging Asia—10.9%
China—3.1%
Belle International Holdings Limited (Specialty retail)	6,766,000	10,122
China Mengniu Dairy Co. (Food products)	174,000	631
China Oilfield Services Limited (Energy equipment & services)	4,096,000	9,148
China Vanke Company Ltd. (Real estate management & development)	3,768,950	9,713
Ctrip.com International Ltd.—ADR (Hotels, restaurants, & leisure)	137,600	7,908
*E-House China Holdings Ltd.—ADR (Real estate management & development)	130,500	3,110
*Home Inns & Hotels Management, Inc.—ADR (Hotels, restaurants, & leisure)	86,600	3,086
Lee and Man Paper Manufacturing Ltd. (Paper & forest products)	998,800	4,355
Li Ning Co. Ltd. (Leisure equipment & products)	2,242,400	8,257
Parkson Retail Group Ltd. (Multiline retail)	779,000	9,296

		65,626

See accompanying Notes to Financial Statements.

Institutional International Growth Fund

Portfolio of Investments, December 31, 2007 (all dollar amounts in thousands)

12 Annual Report	December 31, 2007

Issuer	Shares	Value

Common Stocks—Emerging Asia—10.9%—(continued)
India—3.2%
Bharat Heavy Electricals Ltd. (Electrical equipment)	141,200	$9,189
*Bharti Airtel Ltd. (Wireless telecommunication services)	506,000	12,656
Dabur India Ltd. (Personal products)	2,280,550	6,552
DLF Ltd. (Real estate management & development)	241,933	6,531
Financial Technologies (India) Ltd. (Software)	112,200	7,382
Housing Development Finance Corp. (Thrifts & mortgage finance)	104,900	7,575
Larsen & Toubro Ltd. (Construction & engineering)	76,200	7,977
Unitech Limited (Real estate management & development)	907,600	11,122

		68,984

Indonesia—0.4%
PT Bank Rakyat Indonesia (Commercial banks)	10,178,000	7,912

Malaysia—1.2%
Bumiputra Commerce Holdings Bhd (Commercial banks)	4,093,400	13,477
Kuala Lumpur Kepong Bhd (Food products)	1,654,500	8,644
Zelan Bhd (Construction & engineering)	2,327,200	3,801

		25,922

South Korea—1.1%
*LG Household & Health Care Ltd. (Household products)	31,520	6,495
*MegaStudy Co., Ltd. (Diversified consumer services)	21,600	6,142
*NHN Corp. (Internet software & services)	41,920	9,996

		22,633

Taiwan—1.9%
Hon Hai Precision Industry Corp. (Electronic equipment & instrument)	1,816,207	11,194
Mediatek Inc. (Semiconductors & semiconductor equipment)	1,508,426	19,335
Taiwan Semiconductor Manufacturing Company Ltd. (Semiconductors & semiconductor equipment)	5,800,000	10,997

		41,526

Emerging Europe, Mid-East, Africa—5.7%
Czech Republic—0.3%
*Central European Media Enterprises Ltd. Class “A” (Media)†	47,500	5,509

Egypt—1.1%
Egyptian Financial Group—Hermes Holding (Capital markets)	686,500	8,172
Orascom Construction Industries (Construction & engineering)	151,200	15,568

		23,740

Issuer	Shares	Value

Common Stocks—Emerging Europe, Mid-East, Africa—5.7%—(continued)
Georgia—0.1%
Bank of Georgia—GDR (Commercial banks)	99,400	$2,935

Poland—0.3%
*Central European Distribution Corporation (Beverages)	111,200	6,458

Russia—0.8%
Sberbank—CLS (Commercial banks)	2,417,300	10,183
*X5 Retail Group N.V. (Food & staples retailing)	199,400	7,278

		17,461

South Africa—1.9%
MTN Group, Ltd. (Wireless telecommunication services)	964,200	18,059
Naspers Ltd. (Media)	251,700	5,957
The Spar Group Limited (Food & staples retailing)	686,200	6,052
Truworths International Ltd. (Specialty retail)	1,338,400	5,304
Wilson Bayly Holmes-Ovcon Ltd. (Construction & engineering)	245,400	4,943

		40,315

Turkey—0.3%
BIM Birlesik Magazalar A.S. (Food & staples retailing)	69,800	6,227

United Arab Emirates—0.9%
*DP World Ltd. (Marine)	3,830,200	4,558
Emaar Properties PJSC (Real estate management & development)	2,578,800	10,408
Lamprell plc (Energy equipment & services)	555,000	4,715

		19,681

Emerging Latin America—5.5%
Brazil—4.3%
*Anhanguera Educacional Participacoes S.A. (Diversified consumer services)	365,600	7,805
B2W Companhia Global do Varejo (Internet & catalog retail)	54,000	2,154
Bolsa de Mercadorias & Futuros S.A. (Diversified financial services)	154,200	2,166
Bovespa Holding S.A. (Diversified financial services)	691,800	13,331
*BR Malls Participacoes S.A. (Real estate management & development)	665,100	8,968
Companhia Vale do Rio Doce.—ADR (Metals & mining)	782,600	25,568
Cyrela Brazil Realty S.A. (Household durables)	410,400	5,580
*Cyrela Commercial Properties SA (Real estate management & development)	86,180	581
Iguatemi Empresa de Shopping Centers S.A. (Real estate management & development)	245,400	3,998
Localiza Rent a Car S.A. (Road & rail)	425,300	4,514

See accompanying Notes to Financial Statements.

Institutional International Growth Fund

Portfolio of Investments, December 31, 2007 (all dollar amounts in thousands)

December 31, 2007	William Blair Funds 13

Institutional International Growth Fund

Portfolio of Investments, December 31, 2007 (all dollar amounts in thousands)

Issuer	Shares or Principal Amount	Value

Common Stocks—Emerging Latin America—5.5%—(continued)
Lojas Renner S.A. (Multiline retail)	319,000	$6,452
Redecard S.A. (IT services)	560,300	9,066
Totvs S.A. (Software)	102,200	3,388

		93,571

Chile—0.5%
Cencosud S.A. -ADR 144A (Specialty retail)	171,200	10,335

Mexico—0.5%
*Banco Compartamos S.A. de C.V. (Consumer finance)	815,900	3,544
Grupo Aeropuertario Del—ADR (Transportation infrastructure)	85,800	3,829
*MegaCable Holdings S.A.B. de C.V. (Diversified telecommunication services)	777,300	2,639

		10,012

Panama—0.2%
Copa Holdings S.A., Class “A” (Airlines)+	104,700	3,933

Canada—4.4%
Brookfield Asset Management, Inc. Class “A” (Real estate management & development)	502,300	18,042
Canadian Western Bank (Commercial banks)	230,100	7,309
*FNX Mining Company, Inc. (Metals & mining)	255,100	7,819
*Gildan Activewear, Inc. (Textiles, apparel & luxury goods)	219,500	9,105
Rogers Communications, Inc. Class “B” (Wireless telecommunication services)	690,600	31,481
Shoppers Drug Mart Corp. (Food & staples retailing)	386,600	20,862

		94,618

Total Common Stock—94.8% (cost $1,497,030)		2,034,885

Preferred Stock
Brazil—0.6%
*Banco Sofisa S.A. (Commercial banks)	473,500	3,684
Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	176,500	8,766

		12,450

Total Preferred Stock—0.6% (cost $5,184)		12,450

Investment in Affiliate
William Blair Ready Reserves Fund	54,501	55

Total Investment in Affiliate—0.0% (cost $55)		55

Short-Term Investments
American Express Credit Corp. Demand Note, VRN 4.695% due 1/2/08	$9,100,000	9,100
Prudential Funding Demand Note, VRN 4.430% due 1/2/08	16,100,000	16,100

Total Short-term Investments—1.2% (cost $25,200)		25,200

Issuer	Principal Amount	Value

Repurchase Agreement
State Street Bank and Trust Company, 3.800% dated 12/31/07, due 1/2/08, repurchase price $71,099, collateralized by U.S. Treasury Bill, due 2/28/08	$71,084,078	$71,084

Total Repurchase Agreement—3.3% (cost $71,084)		71,084

Total Investments—99.9% (cost $1,598,553)		2,143,674

Cash and other assets, less liabilities—0.1%		1,638

Net assets—100.0%		$2,145,312

* Non-income producing securities

ADR = American Depository Receipt

GDR = Global Depository Receipt

VRN = Variable Rate Note

† = U.S. listed foreign security

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures adopted by the Board of Trustees.

At December 31, 2007 the Fund’s Portfolio of Investments includes the following industry categories:

Financials	22.3
Industrials	17.5
Consumer Staples	15.0
Consumer Discretionary	14.9
Information Technology	8.5
Energy	8.1
Materials	4.7
Health Care	3.8
Telecommunication Services	3.6
Utilities	1.6

100.0%

At December 31, 2007 the Fund’s Portfolio of Investments includes the following currency categories:

Euro	19.7
British Pound Sterling	17.2
Japanese Yen	13.1
Swiss Franc	8.4
Australian Dollar	8.2
Hong Kong Dollar	4.7
United States Dollar	4.6
Canadian Dollar	4.6
Brazilian Real	3.9
Indian Rupee	3.4
Singapore Dollar	2.4
Taiwan Dollar	2.0
South African Rond	2.0
Malaysian Ringgit	1.3
Egyptian Pound	1.2
South Korean Wan	1.1
All other currencies	2.2

100.0%

See accompanying Notes to Financial Statements.

14 Annual Report	December 31, 2007

W. George Greig

INSTITUTIONAL INTERNATIONAL EQUITY FUND

The Institutional International Equity Fund invests primarily in common stocks of companies included in the Morgan Stanley Capital International All Country World ex-U.S. Index.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

Please see page 2 for the Global Markets Overview.

How did the Fund perform over the first half of the year? How did the Fund’s performance compare to its benchmark?

The Institutional International Equity Fund posted a 18.36% increase for the year ended December 31, 2007. By comparison, the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) All Country World (ACWI) ex-US Index, rose 17.12%.

What factors were behind the Fund’s performance versus the benchmark?

During 2007 the Fund outperformed across most sectors. In Consumer Staples, strong stock selection in Developed Asia and Canada, coupled with the weighting in Europe added value, while the Fund’s Energy stocks more than doubled the return of the stocks in the Index due to the Fund’s focus on energy services companies coupled with exploration and production companies with high production growth. Information Technology (IT) stock selection was driven by developed markets stock selection, while Materials stock selection added value primarily through the Fund’s emerging markets holdings. In addition, the Fund’s overweighting and stock selection in Consumer Staples and Industrials added value, as did its underweighting in Financials, whose performance slightly trailed the Index during the year. Regionally, the Fund’s focus on emerging markets and Developed Asia (ex-Japan) and Europe ex-UK was positive, as was its underemphasis of Japan. Stock selection in Europe and Japan also added value during the year.

What is your current strategy? How is the Fund positioned?

As of year end, the Fund remained focused in Consumer Staples and Industrials stocks at the expense of Energy, Health Care, Materials and Utilities. Financials, which was the largest weighting in the Fund at approximately 20%, was significantly underweighted relative to the Index, which had a 26.17% weighting. Regionally, the Fund maintained a focus in Developed Asia ex- Japan (i.e., Hong Kong, Australia and Singapore), while continuing its underweighting of Japan. The emerging markets weighting approximated 16% as of year end, below the Index’s 19.51% weighting, as we reduced our Emerging Asia holdings, particularly in China, due largely to valuation concerns.

December 31, 2007	William Blair Funds 15

Institutional International Equity Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2007

	1 Year	3 Year	Since Inception(a)
Institutional International Equity Fund	18.36%	18.94%	19.11%
MSCI All Country World Ex-US Index	17.12	20.37	21.15
(a)	For the period from December 1, 2004 (Commencement of Operations) to December 31, 2007.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Ex-US Index is an unmanaged index that includes developed and emerging markets and reduced Japanese portion, making it more comparable to the Institutional International Equity Fund in terms of investment approach.

This report identifies the Fund’s investments on December 31, 2007. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

16 Annual Report	December 31, 2007

Institutional International Equity Fund

Portfolio of Investments, December 31, 2007 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Europe—32.2%
Austria—0.6%
Raiffeisen International Bank (Commercial banks)	27,625	$4,152

Belguim—1.4%
InBev N.V. (Beverages)	106,100	8,820

Finland—1.2%
Nokia Oyj (Communications equipment)	199,700	7,672

France—9.2%
AXA (Insurance)	153,100	6,104
Essilor International (Health care equipment & supplies)	96,000	6,124
Eurazeo (Diversified financial services)	32,817	4,203
Iliad S.A. (Diversified telecommunication services)	34,900	3,753
L’Oreal S.A. (Personal products)	94,600	13,546
Schneider Electric S.A. (Electrical equipment)	81,400	11,025
Veolia Environnement (Multi-utilities)	135,800	12,370

		57,125

Germany—4.2%
Beiersdorf AG (Personal products)	83,000	6,432
Deutsche Boerse AG (Diversified financial services)	61,800	12,197
*Q-Cells AG (Electrical equipment)	49,900	7,082

		25,711

Greece—1.1%
National Bank of Greece S.A. (Commercial banks)	100,930	6,921

Italy—2.6%
Geox SpA (Textiles, apparel & luxury goods)	132,300	2,665
Saipem SpA (Energy equipment & services)	330,700	13,206

		15,871

Spain—1.4%
Industria De Textile S. A. (Specialty retail)	137,700	8,332

Switzerland—10.5%
ABB Ltd. (Electrical equipment)	690,300	19,902
*Actelion Ltd. (Biotechnology)	65,200	2,978
EFG International (Capital markets)	78,500	3,163
Geberit AG (Building products)	16,500	2,248
Julius Baer Holding AG (Capital markets)	69,100	5,670
Kuehne & Nagel International AG (Marine)	54,800	5,262
Nestle S.A. (Food products)	26,630	12,228
Roche Holdings AG (Pharmaceuticals)	35,600	6,154
SGS S.A. (Commercial services & supplies)	3,543	4,224
Sonova Holdings AG (Health care equipment & supplies)	25,061	2,814

		64,643

United Kingdom—15.9%
BG Group plc (Oil, gas & consumable fuels)	644,000	14,776
British Sky Broadcasting Group plc (Media)	654,800	8,054
Capita Group plc (Commercial services & supplies)	448,645	6,220
Carphone Warehouse Group plc (Specialty retail)	381,200	2,593
Man Group plc (Capital markets)	506,012	5,744

Issuer	Shares	Value

Common Stocks—United Kingdom—15.9%—(continued)
Reckitt Benckiser plc (Household products)	265,200	$15,411
*Rolls-Royce Group plc (Aerospace & defense)	1,178,371	12,790
Rotork plc (Electronic equipment & instruments)	109,200	2,106
Tesco plc (Food & staples retailing)	1,674,900	15,932
Tullow Oil (Oil, gas, & consumable fuels)	398,400	5,175
Xstrata plc (Metal & mining)	134,000	9,403

		98,204

Japan—13.5%
Aeon Mall Co., Ltd. (Real estate management & development)	125,400	3,291
FANUC Ltd. (Machinery)	85,000	8,241
Fukuoka Financial Group, Inc. (Commercial banks)	1,045,000	6,103
*Jupiter Telecommunications Co., Ltd. (Media)	5,267	4,431
*K.K. DaVinci Advisors (Real estate management & development)	2,180	1,889
Komatsu Ltd. (Machinery)	270,100	7,244
Mitsui & Co., Ltd. (Trading companies & distributors)	425,000	8,875
NGK Insulators Ltd. (Machinery)	302,000	8,097
Nintendo Co., Ltd. (Software)	28,600	16,792
Nippon Electric Glass Co., Ltd. (Electronic equipment & instruments)	189,000	3,074
Shin-Etsu Chemical Co., Ltd. (Chemicals)	80,400	5,000
Sumitomo Realty and Development (Real estate management & development)	217,000	5,307
Suruga Bank Ltd. (Commercial banks)	452,000	4,917

		83,261

Asia—13.0%
Australia—8.3%
BHP Billiton Limited (Metals & mining)	211,600	7,397
Macquarie Bank, Ltd. (Capital markets)	108,900	7,286
QBE Insurance Group Limited (Insurance)	265,300	7,703
Toll Holdings Limited (Air freight & logistics)	448,200	4,475
Woolworths Limited (Food & staples retailing)	494,900	14,677
WorleyParsons, Ltd. (Energy equipment & services)	217,500	9,798

		51,336

Hong Kong—2.4%
Esprit Holdings Ltd. (Specialty retail)	511,100	7,526
Li & Fung Ltd. (Distributors)	1,807,100	7,204

		14,730

Singapore—2.3%
Capitaland, Ltd. (Real estate management & development)	1,816,900	7,817
Wilmar International Ltd. (Food products)	1,673,800	6,220

		14,037

Emerging Asia—8.6%
China—2.5%
China Communications Construction Co. Ltd. (Construction & engineering)	2,467,000	6,378

See accompanying Notes to Financial Statements.

December 31, 2007	William Blair Funds 17

Institutional International Equity Fund

Portfolio of Investments, December 31, 2007 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Emerging Asia—8.6%—(continued)
China—(continued)
China Merchants Bank Co. Ltd (Commercial banks)	631,500	$2,541
China Oilfield Services Limited (Energy equipment & services)	1,186,000	2,649
*Country Garden Holdings Company (Real estate management & development)	1,313,000	1,496
Shandong Weigao Gp Medical (Health care equipment & supplies)	920,000	2,107

		15,171

India—2.3%
*Bharti Airtel Limited (Wireless telecommunication services)	274,531	6,867
Vedanta Resources plc (Metals & mining)	187,000	7,587

		14,454

Indonesia—0.6%
PT Bank Rakyat Indonesia (Commercial banks)	4,385,000	3,409

Malaysia—1.3%
Bumiputra Commerce Holdings Bhd (Commercial banks)	1,225,500	4,035
Kuala Lumpur Kepong Bhd (Food product)	753,200	3,935

		7,970

South Korea—0.6%
*NHN Corp. (Internet software & services)	16,600	3,958

Taiwan—1.4%
Hon Hai Precision Industry Corp. (Electronic equipment & instruments)	805,656	4,966
Mediatek, Inc. (Semiconductors & semiconductor equipment)	290,500	3,723

		8,689

Canada—5.4%
Agnico-Eagle Mines Limited (Metals & mining)	122,749	6,706
Brookfield Asset Management, Inc. Class “A” (Real estate management & development)	183,500	6,591
*Research In Motion Limited (Communications equipment)	42,750	4,848
Rogers Communications, Inc. Class “B” (Wireless telecommunication services)	200,100	9,121
Shoppers Drug Mart Corp. (Food & staples retailing)	112,400	6,066

		33,332

Emerging Latin America—3.7%
Brazil— 3.2%
Bolsa de Mercadorias & Futuros S.A. (Diversified financial services)	45,300	636
Bovespa Holding SA (Diversified financial services)	195,100	3,760
*Net Servicos De Counicacao S.A. (Media)	237,900	2,900
Companhia Vale do Rio Doce.—ADR (Metals & mining)	370,400	12,101

		19,397

Issuer	Shares or Principal Amount	Value

Common Stocks—Emerging Latin America—3.7%—(continued)
Chile—0.5%
Cencosud S.A.—ADR 144A (Specialty retail)	52,000	$3,139

Emerging Europe, Mid-East, Africa—3.6%
Egypt—1.1%
Egyptian Financial Group—Hermes Holding (Capital markets)	550,500	6,553

South Africa—1.5%
MTN Group, Ltd. (Wireless telecommunication services)	359,200	6,728
Naspers Ltd. (Media)	109,890	2,601

		9,329

Russia—0.8%
*PIK Group (Real estate management & development)**	95,400	2,909
*PIK Group—GDR 144A ( (Real estate management & development))	65,500	1,998

		4,907

United Arab Emirates—0.2%
*DP World Ltd. (Marine)	1,188,000	1,414

Total Common Stock—95.9% (cost $457,735)		592,537

Preferred Stocks
Brazil—0.6%
Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	78,000	3,874

Total Preferred Stocks—0.6% (cost $1,076)		3,874

Investment in Affiliate
William Blair Ready Reserves Fund	3,351,852	3,352

Total Investment in Affiliate—0.5% (cost $3,352)		3,352

Short-Term Investments
American Express Credit Corporation Demand Note, VRN, 4.695%, due 1/2/08	$4,624,000	4,624
Prudential Funding Demand Note, VRN 4.430%, due 1/2/08	4,028,000	4,028

Total Short-Term Investments—1.4% (cost $8,652)		8,652

Repurchase Agreement
State Street Bank & Trust Company, 3.80% dated 12/31/07, due 1/2/08, repurchase price $6,779, collateralized by FNMA, Pool #712321	6,777,556	6,778
Total Repurchase Agreement—1.1% (cost $6,778)		6,778

Total Investments—99.5% (cost $477,593)		615,193
Cash and other assets, less liabilities—0.5%		2,986

Net assets—100.0%		$618,179

See accompanying Notes to Financial Statements.

18 Annual Report	December 31, 2007

Institutional International Equity Fund

Portfolio of Investments, December 31, 2007 (all dollar amounts in thousands)

* Non-income producing securities

ADR = American Depository Receipt

VRN= Variable Rate Note

** Fair valued pursuant to Valuation Procedures adopted by the Board of Trustees. This holding represents 0.47% of the Fund’s net assets at December 31, 2007. This security was also deemed illiquid pursuant to Liquidity Procedures adopted by the Board of Trustees.

For securities, primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures adopted by the Board of Trustees.

At December 31, 2007 the Fund’s Portfolio of Investments includes the following industry categories:

Financials	21.2%
Industrials	19.0%
Consumer Staples	17.8%
Energy	8.3%
Materials	8.1%
Information Technology	7.9%
Consumer Discretionary	7.8%
Telecommunication Services	4.4%
Health Care	3.4%
Utilities	2.1%

100.0%

At December 31, 2007 the Fund’s Portfolio of Investments includes the following currency categories:

Euro	22.6%
British Pound Sterling	17.7%
Japanese Yen	14.0%
Swiss Franc	10.8%
Australian Dollar	8.6%
U.S. Dollar	5.5%
Hong Kong Dollar	5.0%
Canadian Dollar	3.6%
Singapore Dollar	2.4%
Brazilian Real	1.9%
South African Rand	1.6%
New Taiwan Dollar	1.5%
Malaysian Ringgit	1.3%
Indian Rupee	1.2%
Egyptian Pounds	1.1%
All other currencies	1.2%

100.0%

See accompanying Notes to Financial Statements.

December 31, 2007	William Blair Funds 19

Jeffery A. Urbina

INTERNATIONAL SMALL CAP GROWTH FUND

The International Small Cap Growth Fund primarily invests in a diversified portfolio of common stocks of small cap companies in developed and emerging markets.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

Please see page 2 for the Global Markets Overview.

How did the Fund perform over the first half of the year? How did the Fund’s performance compare to its benchmark?

The International Small Cap Growth Fund posted a 13.53% increase (Institutional Class) for the year ended December 31, 2007. By comparison, the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) World ex-U.S. Small Cap Index, gained 3.64%.

What factors were behind the Fund’s performance versus the benchmark?

During 2007 the Fund outperformed across most sectors. In particular, relative stock selection in Discretionary, Energy, Financials, Health Care, Industrials and Utilities was strong. Discretionary stock selection was bolstered by good performance in developed Asia and Canada, coupled with emerging markets exposure. In Energy, the Fund’s focus on energy services companies added value. Financials stock selection was strong across all regions, with the exception of Australia. European stocks augmented results in Health Care, while Industrials stock selection benefited from companies exposed to Energy and Materials spending, infrastructure building, and alternative energy. In addition, the Fund’s overweighting in Industrials added value, as did its underweighting in IT. Regionally, the Fund’s stock selection across developed regions was strong, while emerging markets exposure added value, as did the lower weighting in Japan.

What is your current strategy? How is the Fund positioned?

During the quarter, the Fund’s weighting in Consumer Discretionary stocks, which were significantly overweighted relative to the Index as of September 30, were decreased, and reinvested in Health Care and Financials holdings. From a sector perspective at year end, the Fund remained focused in Financials and Industrials, and a newly increased Healthcare weighting, at the expense of Materials and Utilities. Regionally, the Fund remained underweighted in Developed Asia, although the weighting in Japan was increased, overweighted in Europe, and approximately 16% in emerging markets. The weighting in emerging markets decreased from approximately 17% as of September 30, as we reduced our weightings in China and Latin America, with some of the proceeds reinvested in the Middle East.

20 Annual Report	December 31, 2007

International Small Cap Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2007

	1 Year	Since Inception(a)
International Small Cap Growth Fund Institutional Class	13.53%	21.71%
MSCI World Ex-US Small Cap Index	3.64	15.79
(a)	For the period from November 1, 2005 (Commencement of Operations) to December 31, 2007.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) World Ex-US Small Cap Index is an unmanaged index that is designed to measure equity performance of small cap stocks in developed and emerging markets.

This report identifies the Fund’s investments on December 31, 2007. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

December 31, 2007	William Blair Funds 21

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2007 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Europe—37.9%
Austria—1.5%
Schoeller-Bleckmann Oilfield Equipment AG (Energy equipment & services)	66,920	$6,003

Finland—3.8%
Konecranes OYJ (Machinery)	53,600	1,826
Nokian Renkaat OYJ (Auto components)	229,550	7,969
Outotec OYJ (Construction & engineering)	32,300	1,751
Ramirent OYJ (Machinery)	220,512	3,617

		15,163

France—6.0%
April Group S.A. (Insurance)	136,782	9,229
EDF Energies Nouvelles S.A. (Independent power energy traders)	71,000	4,952
*Orpea (Heath care providers & services)	92,713	6,093
*Seloger.com (Media)	68,400	4,018

		24,292

Germany—6.8%
*Colonia Real Estate AG (Real estate management & development)	170,760	4,237
CTS Eventim AG (Media)	53,900	2,082
*Manz Automation AG (Semiconductors & semiconductor equipment)	11,200	2,710
MTU Aero Engines Holding AG (Aerospace & defense)	83,514	4,880
*Roth & Rau AG (Electronic equipment & instruments)	7,200	2,683
Solarworld AG (Electrical equipment)	71,062	4,314
*Wire Card AG (Commercial services & supplies)	371,000	6,286

		27,192

Greece—3.6%
Fourlis Holdings S.A. (Household durables)	160,600	6,346
Jumbo S.A. (Leisure equipment & products)	228,200	8,215

		14,561

Ireland—2.2%
*Norkom Group plc (Software)	286,500	733
United Drug plc (Health providers & services)	1,433,880	8,274

		9,007

Italy—1.5%
Azimut Holdings SpA (Capital markets)	143,217	1,858
Trevi Finanziaria SpA (Construction & engineering)	234,800	4,208

		6,066

Netherlands—1.6%
*Qiagen NV (Lifesciences tools & services)	297,273	6,464

Norway—0.7%
* Electromagnetic GeoServices AS (Energy equipment & services)	284,450	2,651

Spain—3.0%
Grifols S.A. (Biotechnology)	378,203	8,490
Tecnicas Reunidas S.A. (Construction & engineering)	56,300	3,600

		12,090

Issuer	Shares	Value

Common Stocks—Europe—37.9%—(continued)
Switzerland—7.2%
*Barry Callebaut AG (Food products)	5,920	$4,485
Burckhardt Compression Holding AG (Machinery)	17,112	5,552
*Meyer Burger Technology AG (Machinery)	14,800	5,448
Partners Group Global Opportunities, Ltd (Capital markets)	69,100	9,213
*Temenos Group AG (Software)	164,280	4,042

		28,740

United Kingdom—18.7%
Amlin plc (Insurance)	1,221,889	7,216
Amlin plc—B Shares, (Insurance)	1,306,000	582
Ashmore Group plc (Capital markets)	607,700	3,212
*Autonomy Corporation plc (Software)	476,900	8,383
*Blinkx plc (Internet software & services)	4,713,700	2,577
*Ceres Power Holdings plc (Electrical equipment)	721,500	4,456
*Climate Exchange plc (Diversified financial services)	103,600	2,048
Detica Group plc (IT services)	632,100	2,774
Domino's Pizza UK & IRL plc (Hotels, restaurants, & leisure)	617,280	2,192
Expro International Group plc (Energy equipment & services)	317,337	6,492
Restaurant Group plc (Hotels, restaurants, & leisure)	317,200	1,166
Rightmove plc (Media)	199,700	1,839
Rotork plc (Electronic equipment & instruments)	102,550	1,977
RPS Group plc (Commercial services & supplies)	319,700	2,020
Serco Group plc (Commercial services & supplies)	887,240	8,167
Southern Cross Healthcare Limited (Health care providers & services)	496,824	5,207
Ultra Electronic Holdings plc (Aerospace & defense)	94,050	2,572
VT Group plc (Aerospace & defense)	357,150	4,903
*Wellstream Holdings plc (Energy equipment & services)	332,200	7,156

		74,939

Japan—15.5%
Aeon Mall Co., Ltd. (Real estate management & development)	490,000	12,859
ARDEPRO CO., Ltd. (Real estate management & development)	17,408	3,738
DeNA Co., Ltd. (Internet & catalog retail)	1,223	5,818
En-Japan Inc. (Commercial services & supplies)	871	2,448
Fujimi, Inc (Chemicals)	50,788	768
*K.K. DaVinci Advisors (Real estate management & development)	7,011	6,074
Kenedix, Inc. (Real estate management & development)	2,448	3,878
Miraial Company, Ltd. (Semiconductors & semiconductor equipment)	94,920	2,659
Nitori Company Ltd. (Specialty retail)	158,200	7,582
*So-net M3, Inc. (Health care technology)	1,370	4,368
Suruga Bank Ltd. (Commercial banks)	724,000	7,876

See accompanying Notes to Financial Statements.

22 Annual Report	December 31, 2007

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2007 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Japan—15.5%—(continued)
Zensho Company, Ltd. (Hotels, restaurants, & leisure)	406,500	$4,091

		62,159

Emerging Asia—7.6%
China—2.6%
*China High Speed Transmission (Independent power producers & energy traders)	1,006,000	2,638
China Infrastructure Machinery Holdings, Ltd. (Machinery)	1,043,000	1,634
Ctrip.com International, Ltd.—ADR (Hotels, restaurants & leisure)	20,640	1,186
*E-House China Holdings Ltd.—ADR (Real estate management & development)	38,400	915
*Home Inns & Hotels Management, Inc.—ADR (Hotels, restaurants & leisure)	25,900	923
Li Ning Co. Ltd. (Leisure equipment & products)	318,873	1,174
Shandong Weigao GP (Health care equipment & supplies)	884,800	2,026

		10,496

India—1.7%
Financial Technologies, (India) Ltd. (Diversified financial services)	72,380	4,762
Thermax India Limited (Machinery)	107,200	2,201

		6,963

Malaysia—2.3%
KNM Group Bhd (Energy equipment & services)	1,112,100	2,559
Kuala Lumpur Kepong Bhd (Food products)	848,450	4,433
Zelan Bhd (Construction & engineering)	1,289,800	2,107

		9,099

South Korea—1.0%
*Taewoong Co., Ltd. (Machinery)	42,190	3,982

Asia—6.0%
Australia—3.5%
Seek Limited (Commercial services & supplies)	1,151,680	8,005
United Group, Ltd. (Construction & engineering)	360,070	6,013

		14,018

Singapore—2.5%
Olam International, Ltd. (Food & staples retailing)	3,106,000	6,110
Raffles Education Corp. Ltd. (Diversified consumer services)	1,967,000	4,128

		10,238

Emerging Europe, Mid-East, Africa—5.6%
Czech Republic—0.6%
*Central European Media Enterprises Ltd., Class “A"”(Media) †	21,700	2,517

Issuer	Shares	Value

Emerging Europe, Mid-East, Africa—5.6%—(continued)
Egypt—0.8%
*Orascom Hotels & Development (Hotels, restaurants & leisure)	230,900	$3,429

Poland—1.9%
*Central European Distribution Corporation ADR (Beverages)	86,800	5,041
*Cinema City International N.V. (Media)	173,600	2,453

		7,494

South Africa—1.7%
*Eastern Platinum Ltd (Metals & mining)	1,618,300	4,706
Wilson Bayly Holmes-Ovcon Limited (Construction & engineering)	103,381	2,082

		6,788

United Arab Emirates—0.6%
Lamprell plc (Energy equipment & services)	263,700	2,240

Canada—4.3%
Canadian Western Bank (Commercial banks)	215,100	6,833
FNX Mining Company Inc. (Metals & mining)	189,400	5,805
*Gildan Activewear, Inc. (Textiles, apparel & luxury goods)	107,500	4,459

		17,097

Emerging Latin America—2.4%
Brazil—2.4%
*Anhanguera Educational Parti (Diversified consumer services)	108,400	2,314
*Cyrela Commercial Properties S.A. (Real estate management & development)	249,640	1,684
Iguatemi Empresa de Shopping Centers S.A. (Real estate management & development)	129,300	2,106
Lupatech S.A. (Machinery)	47,700	1,608
Rodobens Negocioa Imobiliarios S.A. (Real estate management & development)	180,500	2,145

		9,857

Total Common Stock—98.0% (cost $356,874)		393,545

Preferred Stock
Brazil—0.6%
Banco Sofisa S.A. (Commercial banks)	288,100	2,242

Total Preferred Stock—0.6% (cost $1,818)		2,242

See accompanying Notes to Financial Statements.

December 31, 2007	William Blair Funds 23

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2007 (all dollar amounts in thousands)

Issuer	Shares or Principal Amount	Value

Investment in Affiliate
William Blair Ready Reserves Fund	2,197,170	$2,197

Total Investment in Affiliate—0.5% (cost $2,197)		2,197

Short-Term Investments
American Express Credit Corp. Demand Note, VRN 4.695%, due 1/2/08	$3,969,000	3,969
Prudential Funding Demand Note, VRN 4.430%, due 1/2/08	1,065,000	1,065

Total Short-term Investments—1.3% (cost $5,034)		5,034

* Non-income producing securities

ADR = American Depository Receipt

GDR = Global Depository Receipt

† = U.S. listed foreign security

VRN = Variable Rate Note

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures adopted by the Board of Trustees.

At December 31, 2007 the Fund’s Portfolio of Investments includes the following industry categories:

Industrials	24.9%
Financials	22.2%
Consumer Discretionary	18.1%
Health Care	10.3%
Information Technology	8.4%
Energy	6.9%
Consumer Staples	5.1%
Materials	2.8%
Utilities	1.3%

Total	100.0%

Issuer	Principal Amount	Value

Repurchase Agreement
State Street Bank & Trust Company, 3.80% dated 12/31/07 due 1/2/08, repurchase price $967 collateralized by FNMA Pool #712321	$966,783	$967

Total Repurchase Agreement—0.2% (cost $967)		967

Total Investments—100.6% (cost $366,890)		403,985
Liabilities, plus cash and other assets (0.6)%		(2,526)

Net assets—100.0%		$401,459

At December 31, 2007 the Fund’s Portfolio of Investments includes the following currency categories:

Euro.	30.5%
British Pound Sterling.	19.4%
Japanese Yen.	15.7%
Swiss Franc.	7.2%
Canadian Dollar.	5.5%
Australian Dollar.	3.6%
Brazilian Real.	3.1%
U.S. Dollar.	2.7%
Singapore Dollar.	2.6%
Malaysian Ringgit.	2.3%
Hong Kong Dollar.	1.9%
Indian Rupee.	1.8%
South Korean Won.	1.0%
All other currencies.	2.7%

Total	100.0%

See accompanying Notes to Financial Statements.

24 Annual Report	December 31, 2007

W. George Greig

Todd M. McClone

Jeffrey A. Urbina

EMERGING MARKETS GROWTH FUND

The Emerging Markets Growth Fund primarily invests in a diversified portfolio of equity securities issued by growth companies in emerging economies worldwide.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Please see page 2 for the Global Markets Overview.

How did the Fund perform over the first half of the year? How did the Fund’s performance compare to its benchmark?

The Emerging Markets Growth Fund posted a 38.21% increase (Institutional Class) for the year ended December 31, 2007. By comparison, the Fund’s benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Index, gained 39.78%.

What factors were behind the Fund’s performance versus the benchmark?

During 2007 the Fund outperformed across virtually all sectors. In particular, relative stock selection in Energy, Financials, Information Technology (IT) and Telecommunication Services was strong. In Energy, the Fund’s focus on energy services companies coupled with exploration and production companies with high production growth added value. Financials stock selection was strong, due largely to strong gains in the Fund’s Chinese and Middle Eastern holdings, coupled with good results from Brazilian financials. IT stock selection benefited from strong performance in Latin American and Asian holdings, while the Fund’s focus on the leading Telecom companies in China and India augmented performance. In addition, the Fund’s overweighting in Industrials added value, as did its underweighting in IT. Regionally, the Fund’s stock selection in Emerging Asia was strong, but was slightly mitigated from underperformance in Latin America, due primarily to exposure to Mexico, which underperformed as the US economy slowed.

What is your current strategy? How is the Fund positioned?

During the fourth quarter, the Fund’s weighting in Consumer Discretionary stocks, which were significantly overweighted relative to the Index as of September 30, were decreased, in favor of Consumer Staples companies, due to expectations of a slower growth environment, and concerns about valuation in Chinese stocks. From a sector perspective at year end, however, the Fund remained focused in Consumer, Financials and Industrials companies at the expense of Energy, Materials and Utilities. Regionally, the weighting in Emerging Asia was decreased during the quarter, due largely to concerns about valuation in China in favor of Brazilian and Middle Eastern stocks. As of year end, the Fund had nearly an equal weighting (approximately 25% of the Fund) in EMEA, was overweighted in Latin America (at approximately 26% of the Fund) and underweighted in the larger Emerging Asia region relative to the Index.

December 31, 2007	William Blair Funds 25

Emerging Markets Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/07

	1 Year	Since Inception(a)
Emerging Markets Growth Fund Institutional Class	38.21%	47.74%
MSCI Emerging Markets Index	39.78	40.36
(a)	For the period from June 6, 2005 (Commencement of Operations) to December 31, 2007.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Index is an index that is designed to measure equity performance in the global emerging markets.

This report identifies the Fund’s investments on December 31, 2007. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

26 Annual Report	December 31, 2007

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2007 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Emerging Asia—46.3%
China—10.6%
Belle International Holdings Limited (Specialty retail)	8,686,200	$12,995
China Communications Construction Company Ltd. (Construction & engineering)	2,099,900	5,429
*China High Speed Transmission Equipment Group Co. (Electrical equipment)	2,213,000	5,802
China Infrastructure Machinery Holdings, Ltd. (Machinery)	3,019,000	4,728
China Merchants Bank (Commercial banks)	2,658,500	10,696
China Mobile Ltd. (Wireless telecommunication services)	982,300	17,106
China Oilfield Services Limited (Energy equipment & services)	1,245,000	2,780
China Vanke Company Ltd. (Real estate management & development)	4,419,147	11,389
*China Water Affairs Group (Household durables)	4,814,000	2,922
*CNinsure, Inc. (Insurance)†	194,200	3,059
*Country Garden Holdings Ltd. (Real estate management & development)	6,997,000	7,973
Ctrip.com International Ltd.—ADR (Hotels, restaurants & leisure)	48,600	2,793
*E-House China Holdings Ltd.—ADR (Real estate management & development)	111,300	2,652
*Home Inns & Hotels Management Inc.—ADR (Hotels, restaurants & leisure)	69,100	2,463
Lee and Man Paper Manufacturing Ltd. (Paper & forest products)	2,036,400	8,878
Li Ning Co. Ltd. (Leisure equipment & products)	922,500	3,397
Parkson Retail Group Ltd. (Multiline retail)	311,400	3,716
Shangdong Weigao GP Medical (Health care equipment & supplies)	2,585,700	5,922
Wumart Stores, Inc., Class “H” (Food & staples retailing)	6,764,000	5,751
Xinyu Hengdeli Holdings Ltd. (Distributors)	5,800,000	3,238

		123,689

India—18.4%
ABB Ltd. India (Electrical equipment)	145,700	5,538
Bharat Heavy Electricals, Ltd. (Electrical equipment)	344,700	22,433
*Bharti Airtel Ltd. (Wireless telecommunication services)	1,508,000	37,719
*Cairn India Ltd. (Oil, gas & consumable fuels)	3,301,800	21,351
Dabur India Ltd. (Personal products)	2,083,300	5,985
DLF Ltd. (Real estate management & development)	272,666	7,360
Financial Technologies, (India) Ltd. (Software)	94,600	6,224
HDFC Bank Ltd. (Commercial banks)†	109,200	14,245
Housing Development Finance Corp. (Thrifts & mortgage finance)	340,790	24,610
Larsen & Toubro Ltd. (Construction & engineering)	222,400	23,281
Shoppers’ Stop Ltd. (Multiline retail)	280,860	3,940
Thermax India Limited (Machinery)	314,700	6,461
Unitech Limited (Real estate management & development)	1,214,600	14,884
Vedanta Resources plc (Metals & mining)	505,400	20,505

		214,536

Issuer	Shares	Value

Common Stocks—Emerging Asia—46.3%—(continued)
Indonesia—2.9%
PT Bank Rakyat Indonesia (Commercial banks)	28,280,500	$21,984
*PT London Sumatra Indones PT (Food products)	10,329,000	11,609

		33,593

Philippines—0.6%
Bank of Philippine Islands (Commercial banks)	5,050,000	7,492

Malaysia—4.6%
*Airasia Bhd (Airlines)	6,636,600	3,191
Bumiputra Commerce Holding Bhd (Commercial banking)	7,581,400	24,961
KNM Group Bhd (Energy equipment & services)	2,868,200	6,601
Kuala Lumpur Kepong Bhd (Food products)	2,434,650	12,720
Zelan Bhd (Construction & engineering)	3,568,200	5,828

		53,301

South Korea—3.9%
Hana Tour Service Inc. (Hotels, restaurants & leisure)	55,200	4,477
*LG Household & Health Care Ltd. (Household products)	57,799	11,910
*Megastudy Co. Ltd. Inc. (Diversified consumer services)	19,410	5,519
*NHN Corporation (Internet software & services)	46,200	11,017
*Taewoong Co., Ltd. (Machinery)	138,100	13,034

		45,957

Taiwan—5.3%
Himax Technologies, Inc.—ADR (Semiconductors & semiconductor equipment)	1,807,424	7,718
Hon Hai Precision Industry Co., Ltd. (Electronic equipment & instruments)	4,880,033	30,078
Taiwan Semiconductor Manufacturing Company Ltd. (Semiconductors & semiconductor equipment)	12,367,000	23,448

		61,244

Emerging Europe, Mid-East, Africa—24.3%
Czech Republic—1.1%
*Central European Media Enterprises Ltd., Class “A” (Media)†	105,800	12,271

Egypt—4.1%
Egyptian Financial Group-Hermes Holding SAE (Capital markets)	1,391,300	16,561
Orascom Construction Industries (Construction & engineering)	236,200	24,321
*Orascom Hotels and Development (Hotels, restaurants & leisure)	485,000	7,203

		48,085

Poland—2.2%
*Amrest Holdings NV (Hotels, restaurants & leisure)	117,200	6,295

See accompanying Notes to Financial Statements.

December 31, 2007	William Blair Funds 27

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2007 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Emerging Europe, Mid-East, Africa—24.3%—(continued)
Poland—(continued)
*Central European Distribution Corporation ADR (Beverages)	242,500	$14,084
*Cinema City International NV (Media)	401,500	5,672

		26,051

Russia—4.4%
*Magnit—CLS (Multiline retail)†	118,800	5,981
*PIK Group—CLS (Real estate development & management)**	597,900	18,236
*PIK Group—Sponsored GDR 144A (Real estate development & management)	98,400	3,001
Sberbank—CLS (Commercial banks)†	2,830,700	11,925
*X5 Retail Group N.V.—GDR (Food & staples retailing)	331,200	12,089

		51,232

South Africa—6.5%
*Eastern Platinum, Ltd. (Metals & mining)	2,342,600	6,812
MTN Group Ltd. (Wireless telecommunication services)	1,495,800	28,016
Naspers Ltd. (Media)	485,190	11,484
The Spar Group Limited (Food & staples retailing)	1,444,300	12,738
Truworths International Ltd. (Specialty retail)	2,262,800	8,966
Wilson Bayly Holmes-Ovcon Ltd. (Construction & engineering)	364,800	7,348

		75,364

Turkey—3.8%
Bim Birlesik Magazalar A.S. (Food & staples retailing)	141,200	12,598
Coca Cola Icecek A.S. (Beverages)	603,600	6,951
Turkiye Garanti Bankasi A.S. (Commercial banks)	2,716,300	24,239

		43,788

United Arab Emirates—2.2%
*DP World Ltd. (Marine)	5,379,700	6,402
Emaar Properties PJSC (Real estate management & development)	3,346,100	13,504
Lamprell plc (Energy equipment & services)	731,400	6,213

		26,119

Emerging Latin America—22.6%
Brazil—13.3%
All America Latin Logistica (Road & rail)	896,400	11,603
*Anhanguera Educacional Participacoes S.A. (Diversified consumer services)	371,100	7,922
B2W Companhia Global do Varejo (Internet & catalog retail)	37,000	1,476
Bolsa de Mercadorias & Futuros S.A. (Diversified financial services)	286,200	4,020
Bovespa Holding S.A. (Diversified financial services)	1,298,500	25,022
*BR Malls Participacoes S.A. (Real estate management & development)	998,300	13,460
CIA Vale Do Rio Doce—Pref A—ADR (Metals & mining)	693,400	22,653

Issuer	Shares	Value

Common Stocks—Emerging Latin America—22.6%—(continued)
Brazil—(continued)
Cyrela Brazil Realty S.A. (Household durables)	772,500	$10,503
*Cyrela Commercial Properties S.A. (Real estate management & development)	831,900	5,613
Iguatemi Empresa de Shopping Centers S.A. (Real estate management & development)	389,115	6,339
Localiza Rent a Car S.A. (Road & rail)	555,200	5,892
Lojas Renner S.A. (Multiline retail)	322,100	6,514
Lupatech S.A. (Machinery)	240,300	8,100
Redecard S.A. (IT services)	899,800	14,559
Rodobens Negocioa Imobiliarios S.A. (Real estate management & development)	444,800	5,285
Totvs S.A. (Software)	167,000	5,535

		154,496

Chile—1.6%
Cencosud S.A.—ADR 144A (Specialty retail)	223,500	13,492
S.A.C.I. Falabella S.A. (Multiline retail)	1,098,554	5,339

		18,831

Mexico—6.6%
America Movil S.A. (Wireless telecommunication services)	8,023,800	24,628
*Groupo Famsa S.A. (Multiline retail)	1,065,000	3,317
Grupo Financiero Banorte S.A. de C.V. (Commercial banks)	2,763,400	11,419
Grupo Aeropuertario Del—ADR (Transportation infrastructure)	127,100	5,672
*MegaCable Holdings Sab de C.V. (Diversified telecommunication services)	1,725,000	5,857
*Promotora Ambiental sab de C.V. (Commercial services & supplies)	1,561,650	4,793
Wal-Mart de Mexico sab de C.V. (Food & staples retailing)	6,229,400	21,717

		77,403

Peru—1.1%
Credicorp Ltd. (Commercial banks)†	171,700	13,101

Total Common Stock—93.2% (cost $805,452)		1,086,553

Preferred Stock
Brazil—3.7%
Banco Sofisa S.A. (Commercial banks)	686,200	5,339
*Net Servicos De Counicacao S.A. (Media)	796,300	9,708
Petroleo Brasileiro S.A. (Oil, gas & consumable fuels)	560,500	27,836

		42,883

Total Preferred Stock—3.7% (cost $25,102)		42,883

Investment in Affiliate
William Blair Ready Reserves Fund	1,325,503	1,326

Total Investment in Affiliate—0.1% (cost $1,326)		1,326

See accompanying Notes to Financial Statements.

28 Annual Report	December 31, 2007

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2007 (all dollar amounts in thousands)

Issuer	Principal Amount	Value

Short-Term Investments
American Express Credit Corp. Demand Note, VRN 4.695%, due 1/2/08	$3,075,000	$3,075
Prudential Funding Demand Note, VRN 4.430%, due 1/2/08	9,183,000	9,183

Total Short-Term Investments—1.1% (cost $12,258)		12,258

Repurchase Agreement
State Street Bank and Trust Company, 3.800% dated 12/31/07, due 1/2/08, repurchase price $10,962, collateralized by FNR 2002-93 FH	10,960,154	10,960

Total Repurchase Agreement—0.9% (cost $10,960)		10,960

Total Investments—99.0% (cost $855,098)		1,153,980
Cash, less liabilities—1.0%		11,874

Net assets—100.0%		$1,165,854

* Non-income producing securities

ADR = American Depository Receipt

GDR = Global Depository Receipt

† = U.S. listed Foreign Security

VRN = Variable Rate Note

**Fair valued pursuant to Valuation Procedures adopted by Board of Trustees. This holding represents 1.56% of the Fund’s net assets at December 31, 2007. This security was also deemed illiquid pursuant to Liquidity Procedures securities pursuant to Valuation Procedures adopted by the Board of Trustees.

For securities primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures adopted by the Board of Trustees.

At December 31, 2007 the Fund’s Portfolio of Investments includes the following industry categories:

Financials	29.1%
Industrials	15.8%
Consumer Staples	12.5%
Consumer Discretionary	12.4%
Telecommunication Services	10.0%
Information Technology	8.7%
Energy	5.8%
Materials	5.2%
Health Care	0.5%

Total	100.0%

At December 31, 2007 the Fund’s Portfolio of Investments includes the following currency categories:

Indian Rupee	15.8%
Brazilian Real	15.5%
U.S. Dollar	12.5%
Hong Kong Dollar	7.2%
Mexican Nuevo Peso	6.3%
South African Rand	6.1%
New Taiwan Dollar	4.7%
Malaysian Ringgit	4.7%
Egyptian Pound	4.3%
South Korean Won	4.1%
Turkish Lira	3.9%
Russian Ruble	3.2%
Indonesian Rupiah	3.0%
British Pound Sterling	2.4%
Yuan Renminbi	2.3%
Uae Dirham	1.2%
All Other Currencies	2.8%

Total	100.0%

See accompanying Notes to Financial Statements.

December 31, 2007	William Blair Funds 29

James S. Kaplan

Christopher T. Vincent

Benjamin J. Armstrong

BOND FUND

The Bond Fund seeks to outperform the Lehman Brothers U.S. Aggregate Bond Index by maximizing total return through a combination of income and capital appreciation.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform since its inception? How did the Fund’s performance compare to its benchmark?

The Bond Fund commenced operations on May 1, 2007. Through the eight-month period ending December 31, 2007, the Fund posted an increase of 3.57% (Institutional Shares). By comparison, the Fund’s benchmark, the Lehman Brothers U.S. Aggregate Bond Index, gained 4.87%.

What were the most significant market factors impacting Fund performance? What factors were behind the Fund’s performance versus the benchmark?

The Fund’s relative underperformance generally resulted from the volatility of the fixed income market during 2007. The Fund, for example, was underweight short-duration U.S. Treasury securities; the U.S. Treasury sector was the best performing investment grade bond sector in 2007. The Fund also holds a fairly small percentage of non-agency mortgage securities, the prices of which were negatively impacted by ongoing subprime mortgage problems.

Given the current valuation of the Corporate bond and Mortgage-backed security sectors relative to U.S. Treasury securities, we are optimistic about the outlook for 2008. Good performance may depend on a return of substantial liquidity to the bond market. U.S. Treasury returns may struggle in the coming year, given the 3.59% average yield on U.S. Treasury securities.

The bond market (as measured by the Lehman U.S. Aggregate Bond Index) posted strong absolute returns of 4.87% since the Fund’s inception on May 1, 2007. The returns were driven by falling Treasury yields. The yield on the Lehman Treasury Index fell by over 1.00%, from 4.67% to 3.59%.

The year-end yield on the Treasury market reflects a “flight-to-quality” in the bond market. Given the current Fed Funds rate of 4.25%, Treasury yields are likely unsustainable at these levels unless the Fed continues to cut rates aggressively.

In contrast to U.S. Treasury securities, the major “spread” sector performance was not as strong. Since the Fund’s inception, the yield on the Credit Index actually rose by 0.07%, from 5.53% to 5.60%. 2007 was the worst year in the past decade for the performance of the Credit sector relative to U.S. Treasuries.

Which investment strategies enhanced the Fund’s return? Were there any investment strategies that produced the best results?

Within the Consumer non-cyclical subsector, Kroger and Kimberly Clark bonds performed well. Also, the only below investment grade bond, MGM Mirage contributed to performance.

30 Annual Report	December 31, 2007

What were the weakest performing sectors for the Fund?

Within the Fund’s corporate bond holdings, the performance of the Financial sector was weaker than Industrials, which was consistent with market trends. Our holding of Rescap, a mortgage finance company, hurt performance and was eliminated from the portfolio. Other corporate bonds that underperformed the broad market include Prologis, a REIT, and FPL Group, a public utility holding company.

We have added a select few non-agency mortgages to the Fund that we believe are very attractive. Although some of these bonds have hurt performance recently, we continue to believe that they will benefit investors in the future.

What is your current strategy? How is the Fund positioned?

The Fund’s duration of 4.62 years is roughly consistent with the benchmark, reflecting no bias for changes in interest rates. Although we expect the Fed Funds rate to decline in 2008, future rate cuts are already priced into the Treasury market.

The Corporate bond sector holdings are marginally greater than the benchmark, reflecting our belief that spreads may tighten. Within the sector, we remain underweight financials and overweight industrials. We are also slightly overweight BBB-rated corporate bonds.

In the Fund, the Mortgage-related sectors (including Residential, Commercial and Asset backed securities) are marginally underweight relative to the benchmark. Within the sectors the Fund is overweight in Agency mortgages, including Fannie Mae and Freddie Mac mortgage pools.

The Commercial Mortgage sector is underweighted.

We believe the fixed income markets may be headed into a favorable relative return environment. The non-Treasury assets offer compelling valuations and the opportunity for spread tightening is considerable. The likelihood of spread tightening will increase if and when the liquidity in the bond market improves.

December 31, 2007	William Blair Funds 31

Bond Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/07

Since Inception(a)
Bond Fund Institutional Class	3.57%
Lehman U.S. Aggregate Bond Index	4.87
(a)	For the period from May 1, 2007 (Commencement of Operations) to December 31, 2007.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Lehman Brothers U.S. Aggregate Bond Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund’s investments on December 31, 2007. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

32 Annual Report	December 31, 2007

Bond Fund

Portfolio of Investments, December 31, 2007 (all amounts in thousands)

	Principal Amount	Value

U.S. Government and U.S. Government Agency—62.0%
U.S. Treasury—20.2%
U.S. Treasury Note, 4.750%, due 2/15/10	$3,950	$4,086
U.S. Treasury Note, 4.250%, due 9/30/12	3,200	3,312
U.S. Treasury Note, 4.750%, due 5/15/14	2,300	2,446
U.S. Treasury Note, 5.125%, due 5/15/16	1,450	1,569
U.S. Treasury Note, 7.125%, due 2/15/23	325	419
U.S. Treasury Note, 5.125%, due 2/15/36	2,000	2,010

Total U.S. Treasury Obligations	13,225	13,842

Government National Mortgage Association (GNMA)—1.1%
GNR 2006-67 GB, 4.087%, due 9/16/34	725	713
#357752, 7.000%, due 4/15/09	3	3

	728	716

Federal Home Loan Bank (FHLB)—0.5%
4.750%, due 12/16/16	325	332

Federal Home Loan Mortgage Corp. (FHLMC)—8.8%
#G10330, 7.000%, due 1/1/10	40	41
#G90024, 7.000%, due 1/20/13	147	153
#G30093, 7.000%, due 12/1/17	68	71
#G30254, 6.500%, due 5/1/19	111	116
#G30255, 7.000%, due 7/1/21	151	159
#G18137, 6.500%, due 8/1/21	591	609
#G18137, 6.500%, due 7/1/22	224	231
#E02360, 6.500%, due 7/1/22	1,072	1,104
#D95897, 5.500%, due 3/1/23	452	454
#C90896, 6.500%, due 2/1/25	1,113	1,148
6.750%, due 9/15/29	650	806
#G10728, 7.500%, due 7/1/32	459	490
#C01385, 6.500%, due 8/1/32	647	669

	5,725	6,051

Federal National Mortgage Association (FNMA)—31.4%
#535559, 7.500%, due 9/1/12	888	913
#598453, 7.000%, due 6/1/15	29	30
#689612, 5.000%, due 5/1/18	856	859
#747903, 4.500%, due 6/1/19	731	719
#791393, 5.500%, due 10/1/19	736	747
#831430, 5.500%, due 3/1/21	935	947
#253847, 6.000%, due 5/1/21	519	530
#900725, 6.000%, due 8/1/21	471	482
#254797, 5.000%, due 6/1/23	492	486
#545437, 7.000%, due 2/1/32	352	371
#254548, 5.500%, due 12/1/32	1,960	1,963
#555522, 5.000%, due 6/1/33	877	857
#254868, 5.000%, due 9/1/33	1,542	1,507
#555880, 5.500%, due 11/1/33	924	925
#725027, 5.000%, due 11/1/33	1,234	1,205

	NRSRO Rating	Principal Amount	Value

Federal National Mortgage Association (FNMA)—(continued)
#725205, 5.000%, due 3/1/34		$959	$937
#725238, 5.000%, due 3/1/34		965	943
#725424, 5.500%, due 4/1/34		992	993
#725611, 5.500%, due 6/1/34		780	780
#745092, 6.500%, due 7/1/35		1,034	1,069
#845188, 6.000%, due 12/1/35		921	936
#848782, 6.500%, due 1/1/36		1,454	1,497
#256859, 5.500%, due 8/1/37		1,803	1,783

		21,454	21,479

Non-Agency Mortgage-Backed Obligations—7.3%
Countrywide Alternative Loan Trust, 2003-11T1, Tranche M, 4.750%, due 7/25/18	AA+	306	296
First Plus 1997-4 M1 7.6400%, due 9/11/23	AA	199	196
Aames Mortgage Trust, 2001-1, Tranche M2, 7.588%, due 6/25/31	A	133	100
LSSCO, 2004-2, Tranche M2, 6.828%, due 2/28/33, VRN*	A	266	253
CWL, 2003-5, Tranche MF2 5.959%, due 11/25/33	AA-	252	212
Renaissance Home Equity Loan Trust, 2004-2, Tranche M5 6.455%, due 7/25/34	A	563	417
FHASI, 2004-AR4, Tranche 3A1, 4.593%, due 8/25/34, VRN	AAA	688	679
Security National Mortgage Loan Trust, 2004-2A, Tranche M2, 6.352%, due 11/25/34*	A	50	49
Security National Mortgage Loan Trust, 2005-1A, Tranche M2, 6.530%, due 2/25/35*	A	25	18
Soundview Home Equity Loan Trust, 2005-B, Tranche M1, 5.635%, due 5/25/35	AA+	523	487
Structured Asset Securities Corp., 2005-9XS, Tranche 1A2A 4.840%, due 6/25/35	AAA	630	629
Structured Asset Securities Corp., 2005-9XS, Tranche 1A2C 4.950%, due 6/25/35	AAA	295	292
Structured Asset Securities Corp., 2005-9XS, Tranche A2B, 6.500%, due 6/25/35	AAA	325	327
Security National Mortgage Loan Trust, 2005-2A, Tranche M2, 7.321%, due 2/25/36*	A	125	107
Chase Mortgage Finance Corporation, 2006-A1, Tranche A3, 6.000%, due 9/25/36	AAA	700	692
Security National Mortgage Loan Trust, 2006-1A, Tranche M2, 7.500%, due 9/25/36*	A	80	51
Mid-State Trust 2004-1, Tranche A 6.005%, due 8/15/37	AAA	74	72
Statewide Mortgage Loan Trust, 2006-1A, Tranche A2, 7.660%, due 9/25/37*	AAA	70	69

See accompanying Notes to Financial Statements.

December 31, 2007	William Blair Funds 33

Bond Fund

Portfolio of Investments, December 31, 2007 (all dollar amounts in thousands)

	NRSRO Rating	Principal Amount	Value

Non-Agency Mortgage-Backed Obligations—(continued)
ACE, 2005-SN1, Tranche M2, 5.770%, due 11/25/39, VRN	A+	$50	$27
ACE, 2005-SD3, Tranche M2, 6.615%, due 8/25/45, VRN	A+	70	33

		5,424	5,006

Corporate Obligations—23.6%
Bear Stearns Co. Inc. 4.000%, due 1/31/08	A+	200	200
CIT Group Inc. 4.000%, due 5/8/08	A	250	248
Consolidated Edison Company of New York, 7.150%, due 12/1/09	A+	500	524
Household Finance Corporation, 8.000%, due 7/15/10	AA-	500	533
Bank of America Corporation, 4.250%, due 10/1/10	AA	500	497
Simon Property Group, Inc., 6.350%, due 8/28/12	A-	500	514
Cox Communications, Inc., 7.125%, due 10/1/12	BBB-	400	427
Boeing Capital Corporation, 5.800%, due 1/15/13	A+	400	419
PepsiCo, Inc. 4.650%, due 2/15/13	AA-	550	554
CODELCO, Inc.—144A, 4.750%, due 10/15/14	A	400	385
Johnson Controls, Inc. 5.500%, due 1/15/16	A-	400	394
ProLogis, 5.750%, due 4/1/16	BBB+	400	375
Omnicom Group, Inc., 5.900%, due 4/15/16	A-	400	406
Yum!, Brands, Inc., 6.250%, due 4/15/16	BBB-	400	406
SAB Miller plc, 6.500%, due 7/1/16	BBB+	400	418
Petrobras International Finance Company, 6.125%, due 10/6/16	BBB-	400	408
MGM Mirage 7.625%, due 1/15/17	BB	500	494
J.P. Morgan Chase & Co. 6.125%, due 6/27/17	A+	600	612
Lehman Brothers Holdings 6.500%, due 7/19/17	A+	610	617
Kimberly-Clark, 6.125%, due 8/1/17	A+	600	632
American Express, 6.150%, due 8/28/17	A+	600	616
Exelon Generation Company, LLC. 6.200%, due 10/1/17	BBB+	600	596
Union Pacific Corporation, 5.750%, due 11/15/17	BBB	525	523
Tesco plc, 5.500%, due 11/15/17	A+	600	598

NRSRO = Nationally Recognized Statistical Rating Organization, such as S&P, Moody's or Fitch (unaudited)

WAC = Weighted Average Coupon

VRN = Variable Rate Note

The obligations of certain U. S. Government-sponsored securities are neither issued nor guaranteed by the U. S. Treasury

*Deemed illiquid pursuant to Liquidity Procedures adopted by the Board of Trustees. These holdings represent 0.73% of the net assets at December 31, 2007.

	NRSRO Rating	Principal Amount/ Shares	Value

Corporate Obligations—(continued)
Abbott Laboratories, 5.600%, due 11/30/17	AA	$600	$616
Ras Laffan Lng II, 5.298%, due 9/30/20	AA	400	388
Southwest Airlines Co., 6.150%, due 8/1/22	AA-	500	498
Kroger Company, 8.000%, due 9/15/29	BBB-	400	465
Conoco Funding Company, 7.250%, due 10/15/31	A	400	468
Kohl's Corporation, 6.000%, due 1/15/33	BBB+	400	346
Goldman Sachs Group, Inc., 6.125%, due 2/15/33	AA-	400	393
Pacific Gas and Electric Company, 6.050%, due 3/1/34	BBB+	250	250
Teva Pharmaceutical Finance LLC, 6.150%, due 2/1/36	BBB	300	298
Wisconsin Electric Power Company, 5.700%, due 12/1/36	A+	500	479
Comcast Corporation, 6.450%, due 3/15/37	BBB+	300	305
Florida Power and Light Group Capital, Inc. 6.650%, due 6/15/67, VRN	A-	300	289

Total Corporate Obligations		15,985	16,191

Total Fixed Income—92.9% (Cost $62,826)		62,866	63,617

Preferred Stock
Public Storage, Inc.		10,000	193

Total Preferred Stock—0.3% (cost $245)		10,000	193

Total Long-Term Investments—93.2% (cost $63,071)		72,866	63,810

Short-Term Investments
American Express Credit Corp. Demand Note, VRN 4.695%, due 1/2/08	A+	869	869
Prudential Funding Demand Note, VRN 4.430%, due 1/2/08	A+	2,348	2,348

Total Short-Term Investments—4.7% (cost $3,217)		3,217	3,217

Repurchase Agreement
State Street Bank and Trust Company, 3.80% dated 12/31/07, due 1/2/08, repurchase price $401, collateralized by FN, Pool # 712321	A+	400	400

Total Repurchase Agreement—0.6% (cost $400)		400	400

Total Investments—98.5% (cost $66,688)		$76,483	67,427

Cash and other assets, less liabilities—1.5%			1,056

Net Assets—100.0%			$68,483

See accompanying Notes to Financial Statements.

34 Annual Report	December 31, 2007

Statements of Assets and Liabilities

December 31, 2007 (all dollar amounts in thousands)

	Global Growth Fund	Institutional International Growth Fund	Institutional International Equity Fund	International Small Cap Growth Fund
Assets
Investments in securities, at cost	$43,226	$1,598,498	$474,241	$364,693
Investments in Affiliated Fund, at cost	1,006	55	3,352	2,197

Investments in securities, at value	$43,344	$2,143,619	$611,841	$401,788
Investments in Affiliated Fund, at value	1,006	55	3,352	2,197
Foreign currency, at value (cost $181, $6,648, $1,435, and $2,301 respectively)	181	6,638	1,435	2,301
Receivable for fund shares sold	2,523	—	—	2,011
Receivable for investment securities sold	100	10,025	2,063	216
Dividend and interest receivable	16	1,976	572	421

Total assets	47,170	2,162,313	619,263	408,934
Liabilities
Payable for investment securities purchased	1,507	2,681	484	6,815
Payable for fund shares redeemed	—	11,233	—	134
Management fee payable	32	1,697	501	338
Distribution and shareholder administration fee payable	7	—	—	26
Foreign tax liability	—	895	19	26
Other accrued expenses	48	495	80	136

Total liabilities	1,594	17,001	1,084	7,475

Net Assets	$45,576	$2,145,312	$618,179	$401,459

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$5	$112	$42	$28
Capital paid in excess of par value	45,930	1,577,471	482,885	363,005
Accumulated net investment income (loss)	(16)	(35,539)	(8,537)	(2,779)
Accumulated realized gain (loss)	(458)	58,918	6,138	4,157
Net unrealized appreciation (depreciation) of investments and foreign currencies	115	544,350	137,651	37,048

Net Assets	$45,576	$2,145,312	$618,179	$401,459

Net Assets	$—	$2,145,312	$618,179	$—
Shares Outstanding	—	111,730,112	41,134,516	—
Net Asset Value Per Share	$—	$19.20	$15.03	$—
Institutional Share Class
Net Assets	$— (a)	$—	$—	$230,715
Shares Outstanding	1	—	—	16,434,148
Net Asset Value Per Share	$9.93	$—	$—	$14.04

(a)	At December 31, 2007, William Blair & Co., LLC. is the sole shareholder of one share of the Institutional share class of the Global Growth Fund.

See accompanying Notes to Financial Statements.

December 31, 2007	William Blair Funds 35

Statements of Operations

For the Year Ended December 31, 2007 (all dollar amounts in thousands)

	Global Growth Fund(a)	Institutional International Growth Fund	Institutional International Equity Fund	International Small Cap Growth Fund
Investment income
Dividends	$82	$36,822	$12,093	$4,357
Less foreign tax withheld	—	(1,894)	(762)	(188)
Income from Affiliated Fund	6	2	196	127
Interest	32	1,707	547	690

Total income	120	36,637	12,074	4,986
Expenses
Investment advisory fees	83	19,530	6,138	3,395
Distribution fees	3	—	—	54
Shareholder administration fees	12	—	—	223
Custodian fees	12	1,203	345	290
Transfer agent fees	2	38	15	47
Professional fees	31	82	53	44
Registration fees	12	99	21	64
Other expenses	7	293	6	51

Total expenses before waiver	162	21,245	6,578	4,168
Expense reimbursed to (waived or absorbed) by the Advisor	(50)	—	182	—

Net expenses	112	21,245	6,760	4,168

Net investment income (loss)	8	15,392	5,314	818
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities
Net realized gain (loss) on investments	(457)	322,333	60,098	30,190
Net realized gain (loss) on foreign currency transactions and other assets and liabilities	(11)	(4,120)	(1,314)	(594)

Total net realized gain (loss)	(468)	318,213	58,784	29,596
Change in net unrealized appreciation (depreciation) on investments and other assets and liabilities—Net of Indian tax liability	115	21,153	39,199	6,611

Net increase (decrease) in net assets resulting from operations	$(345)	$354,758	$103,297	$37,025

(a)	For the period from October 15, 2007 (Commencement of Operations) to December 31, 2007.

See accompanying Notes to Financial Statements.

36 Annual Report	December 31, 2007

Statements of Changes in Net Assets

For the Years Ended December 31, 2007 and 2006 (all amounts in thousands)

	Global Growth Fund	Institutional International Growth Fund		Institutional International Equity Fund		International Small Cap Growth Fund
	2007(a)	2007	2006	2007	2006	2007	2006
Operations
Net investment income (loss)	$8	$15,392	$9,378	$5,314	$2,025	$818	$(221)
Net realized gain (loss) on investments, foreign currency transactions and other assets and liabilities	(468)	318,213	267,920	58,784	7,823	29,596	2,299
Change in net unrealized appreciation (depreciation) on investments, foreign currency transactions and other assets and liabilities	115	21,153	91,778	39,199	72,424	6,611	26,158

Net increase (decrease) in net assets resulting from operations	(345)	354,758	369,076	103,297	82,272	37,025	28,236
Distributions to shareholders from
Net investment income	(17)	(31,967)	(32,267)	(8,242)	(6,495)	(2,890)	(106)
Net realized gain	—	(302,737)	(217,683)	(57,957)	(1,892)	(27,584)	(877)

	(17)	(334,704)	(249,950)	(66,199)	(8,387)	(30,474)	(983)
Capital stock transactions
Net proceeds from sale of shares	46,237	189,014	144,396	16,134	281,476	188,786	172,153
Shares issued in reinvestment of income dividends and capital gain distributions	15	329,680	244,472	61,204	7,436	25,293	868
Less cost of shares redeemed	(314)	(268,777)	(188,067)	(94,632)	(15,351)	(51,140)	(18,839)

Net increase (decrease) in net assets resulting from capital stock transactions	45,938	249,917	200,801	(17,294)	273,561	162,939	154,182

Increase (decrease) in net assets	45,576	269,971	319,927	19,804	347,446	169,490	181,435
Net assets
Beginning of year	—	1,875,341	1,555,414	598,375	250,929	231,969	50,534

End of year	$45,576	$2,145,312	$1,875,341	$618,179	$598,375	$401,459	$231,969

Undistributed net investment income (loss) at the end of the year	$(16)	$(35,539)	$(40,814)	$(8,537)	$(6,711)	$(2,779)	$(137)

(a)	For the period from October 15, 2007 (Commencement of Operations) to December 31, 2007.

See accompanying Notes to Financial Statements.

December 31, 2007	William Blair Funds 37

Statements of Assets and Liabilities

December 31, 2007 (all dollar amounts in thousands)

	Emerging Markets Growth Fund	Bond Fund
Assets
Investments in securities, at cost	$853,772	$66,688
Investments in Affiliated Fund, at cost	1,326	—

Investments in securities, at value	$1,152,654	$67,427
Investments in Affiliated Fund, at value	1,326	—
Cash	—	1
Foreign currency, at value (cost $10,667)	10,650	—
Receivable for fund shares sold	343	720
Receivable for investment securities sold	7,467	—
Dividend and interest receivable	776	624

Total assets	1,173,216	68,772

Liabilities
Payable for investment securities purchased	1,005	—
Payable for fund shares redeemed	386	250
Management fee payable	1,104	17
Distribution and shareholder administration fee payable	56	7
Foreign tax liability	4,497	—
Other accrued expenses	314	15

Total liabilities	7,362	289

Net Assets	$1,165,854	$68,483

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$54	$7
Capital paid in excess of par value	841,272	67,942
Accumulated net investment income (loss)	(9,849)	1
Accumulated realized gain (loss)	39,881	(206)
Net unrealized appreciation (depreciation) of investments and foreign currencies	294,496	739

Net Assets	$1,165,854	$68,483

Institutional Share Class
Net Assets	$809,071	$11,874
Shares Outstanding	36,654,420	1,187,387
Net Asset Value Per Share	$22.07	$10.00

See accompanying Notes to Financial Statements.

38 Annual Report	December 31, 2007

Statements of Operations

For the Year Ended December 31, 2007 (all dollar amounts in thousands)

	Emerging Markets Growth Fund	Bond Fund(a)
Investment income
Dividends	$11,480	$13
Less foreign tax withheld	(709)	—
Income from Affiliated Fund	60	—
Interest	1,428	2,055

Total income	12,259	2,068
Expenses
Investment advisory fees	11,212	114
Distribution fees	166	1
Shareholder administration fees	466	48
Custodian fees	1,103	29
Transfer agent fees	119	6
Professional fees	63	30
Registration fees	115	16
Other expenses	159	4

Total expenses before waiver	13,403	248
Less expenses waived or absorbed by the Advisor	(25)	(66)

Net expenses	13,378	182

Net investment income (loss)	(1,119)	1,886
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities
Net realized gain (loss) on investments	221,850	(206)
Net realized gain (loss) on foreign currency transactions and other assets and liabilities	(1,744)	—

	220,106	(206)

Change in net unrealized appreciation (depreciation) on investments and other assets and liabilities—Net of Indian tax liability—Emerging Markets Portfolio only	117,024	739

Net increase (decrease) in net assets resulting from operations	$336,011	$2,419

(a)	For the period from May 1, 2007 (Commencement of Operations) to December 31, 2007.

See accompanying Notes to Financial Statements.

December 31, 2007	William Blair Funds 39

Statements of Changes in Net Assets

For the Years Ended December 31, 2007 (all amounts in thousands)

	Emerging Markets Growth Fund		Bond Fund
	2007	2006	2007(a)
Operations
Net investment income (loss)	$(1,119)	$211	$1,886
Net realized gain (loss) on investments, foreign currency transactions and other assets and liabilities	220,106	22,993	(206)
Change in net unrealized appreciation (depreciation) on investments, foreign currency transactions and other assets and liabilities	117,024	147,786	739

Net increase (decrease) in net assets resulting from operations	336,011	170,990	2,419
Distributions to shareholders from
Net investment income	(7,865)	(405)	(1,892)
Net realized gain	(199,782)	(4,544)	—

	(207,647)	(4,949)	(1,892)
Capital stock transactions
Net proceeds from sale of shares	192,579	529,925	67,764
Shares issued in reinvestment of income dividends and capital gain distributions	201,805	4,687	1,606
Less cost of shares redeemed	(170,543)	(136,352)	(1,414)

Net increase (decrease) in net assets resulting from capital stock transactions	223,841	398,260	67,956

Increase (decrease) in net assets	352,205	564,301	68,483
Net assets
Beginning of year	$813,649	$249,348	$—

End of year	$1,165,854	$813,649	$68,483

Undistributed net investment income (loss) at the end of the year	$(9,849)	$(492)	$1

(a)	For the period from May 1, 2007 (Commencement of Operations) to December 31, 2007.

See accompanying Notes to Financial Statements.

40 Annual Report	December 31, 2007

Notes to Financial Statements

(1) Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies in effect during the period covered by the financial statements, which are in accordance with U.S. generally accepted accounting principles.

(a) Description of the Fund

William Blair Funds (the “Fund”) is a diversified mutual fund registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The number of shares authorized for this Fund is unlimited. The Fund currently consists of the following seventeen portfolios (the “Portfolios”), each with its own investment objectives and policies.

Equity Portfolios	International Portfolios
Growth	International Growth
Tax-Managed Growth	International Equity
Large Cap Growth	Institutional International Growth
Small Cap Growth	Institutional International Equity
Mid Cap Growth	International Small Cap Growth
Small-Mid Cap Growth	Emerging Markets Growth
Value Discovery	Fixed-Income Portfolios
Global Portfolio	Bond
Global Growth	Income
Money Market Portfolio
Ready Reserves

The investment objectives of the Portfolios are as follows:

Equity	Long-term capital appreciation.
International	Long-term capital appreciation.
Fixed Income	High level of current income with relative stability of principal.
Money Market	Current income, a stable share price and daily liquidity.

The Institutional International Growth Portfolio, the Institutional International Equity Portfolio and the Institutional Share Classes of the Global Growth Portfolio, the International Small Cap Growth Portfolio, the Emerging Markets Growth Portfolio, and the Bond Portfolio are the only Portfolios covered in this report.

(b) Share Classes

Three different classes of shares of the Global Growth Fund, International Small Cap Growth Fund, Emerging Markets Growth Fund, and the Bond Fund currently exist: N, I and Institutional. This report includes financial information for only the Institutional Class. The Institutional share class is sold to institutional investors, including but not limited to employee benefit plans, endowments, foundations, trusts and corporations, who are able to meet the Fund’s high minimum investment requirement. The minimum initial investment required is $5 million ($2 million for the Bond Portfolio).

Investment income realized and unrealized gains and losses, and certain Portfolio level expenses and expense reductions, if any, are allocated based on the relative net assets of each class, except for certain class specific expenses which are charged directly to the appropriate class. Differences in class expenses may result in the payment of different per share dividends by class. All share classes of the Portfolios have equal rights with respect to voting subject to class specific arrangements.

(c) Investment Valuation

The market value of domestic equity securities and options is determined by valuing securities traded on national securities exchanges or markets or in the over-the-counter markets at the last sales price or, if applicable, the official closing price or, in the absence of a sale on the date of valuation, at the latest bid price.

December 31, 2007	William Blair Funds 41

For international securities, if the foreign exchange or market on which a security is primarily traded closes before the close of regular trading on the New York Stock Exchange (4:00 p.m. Eastern time), the Portfolios use an independent pricing service on a daily basis to estimate the fair value price as of the close of regular trading on the New York Stock Exchange. The Board of Trustees has determined that the passage of time between when foreign exchanges or markets close and when the Portfolios calculate their net asset values could cause the value of international securities to no longer be representative of their market price or accurate. In addition, quarterly the Board of Trustees receives a report which compares the average fair value prices used to calculate the net asset value to the next day’s opening local prices. The value of foreign equity securities is determined based on the last sale price on the foreign exchange or market on which it is primarily traded or, if there have been no sales during that day, at the latest bid price. Foreign currency forward contracts and foreign currencies are valued at the forward and current exchange rates, respectively, prevailing on the date of valuation.

Long-term, fixed-income securities are valued based on market quotations, or by independent pricing services that use prices provided by market makers or by estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Investments in other funds are valued at the underlying fund’s net asset value on the date of valuation. Other securities, and all other assets, including securities for which a market price is not available, or the value of which is affected by a significant valuation event, are valued at fair value as determined in good faith by the Pricing Committee or Valuation Committee, in accordance with the Fund’s Valuation Procedures approved by the Board of Trustees. As of December 31, 2007, there were securities held in the Institutional International Growth, Institutional International Equity, and Emerging Markets Growth Portfolios requiring fair valuation by the Board of Trustees pursuant to the Fund’s valuation procedures.

(d) Investment income and transactions

Dividend income is recorded on the ex-dividend date, except for those dividends from certain foreign securities that are recorded as soon as the information is available. Foreign currency gains and losses associated with fluctuation in the foreign currency rate versus the United States dollar are recorded on the Statement of Operations as a component of net realized gains/(losses) on foreign currency translation and other assets and liabilities.

Premiums and discounts are accreted and amortized on a straight-line basis for short-term investments and on an effective interest method for long-term investments. The interest rate shown on the Portfolio of Investments for the Bond Fund were the rates in effect on December 31, 2007. Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity.

Interest income is determined on the basis of the interest accrued, adjusted for amortization of premium or discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals.

Paydown gains and losses on mortgage and asset-backed securities are treated as an adjustment to interest income. For the period ended December 31, 2007, the Bond Portfolio recognized a decrease of interest income and an increase of net realized (loss) of -$1- (in thousands). This reclassification has no effect on the net asset value of the Portfolio.

Security and shareholder transactions are accounted for no later than one business day following the trade date. However, for financial reporting purposes, security and shareholder transactions are accounted for on the trade date of the last business day of the reporting period. Realized gains and losses from securities transactions are recognized on the basis of high cost lot sell selection.

Awards from class action litigation may be recorded as a reduction of cost. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

(e) Share Valuation and Dividends to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined by dividing the Portfolio’s net assets by the number of shares outstanding as of the close of regular trading on the New York Stock Exchange, which is generally 3:00 p.m. Central time (4:00 p.m. Eastern time), on each day the Exchange is open.

Dividends from net investment income, if any, are declared at least annually for all Portfolios covered by this report except the Bond Portfolio which is declared monthly. Capital gain distributions, if any, are declared at least annually in December. Dividends payable to shareholders are recorded on the ex-dividend date.

42 Annual Report	December 31, 2007

(f) Foreign Currency Translation and Foreign Currency Forward Contracts

The Portfolios (excluding the Bond Portfolio) may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. The values of foreign investments, open foreign currency forward contracts, and cash denominated in foreign currencies are translated into U.S. dollars using a spot market rate of exchange as of the time of the determination of each Fund’s NAV, typically 4:00 p.m. Eastern time on days when there is regular trading on the New York Stock Exchange. Payables and receivables for securities transactions, dividends, interest income and tax reclaims are translated into U.S. dollars using a spot market rate of exchange as of 4:00 p.m. Eastern time. Settlement of purchases and sales and dividend and interest receipts are translated into U.S. dollars using a spot market rate of exchange as of 11:00 a.m. Eastern time.

These Portfolios (excluding the Bond Portfolio) may enter into foreign currency forward contracts (1) as a means of managing the risks associated with changes in the exchange rates for the purchase or sale of a specific amount of a particular foreign currency, and (2) to hedge the value, in U.S. dollars, of portfolio securities. Gains and losses from foreign currency transactions associated with purchases and sales of investments and foreign currency forward contracts are included with the net realized and unrealized gain or loss on investments. For tax purposes, the foreign currency gains and losses are treated as ordinary income.

(g) Income Taxes

The Portfolios intend to comply with the special provisions of Subchapter M of the Internal Revenue Code available to regulated investment companies and, therefore, no provision for Federal income taxes has been made in the accompanying financial statements since each Portfolio intends to distribute substantially all of its taxable income to its shareholders and be relieved of all Federal income taxes.

The Global Growth, International Growth, International Equity, International Small Cap Growth and Emerging Markets Growth Portfolios may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The portfolios record an estimated deferred tax liability for net realized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

In July 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. Recent SEC guidance allows implementing FIN 48 in portfolio NAV calculations as late as the fund’s last NAV calculation in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006, and is to be applied to all open tax years as of the effective date. Management has evaluated the implications of FIN 48 and has determined it does not have an impact on the financial statements as of December 31, 2007.

Tax years 2004, 2005 and 2006 are still subject to examination by major jurisdictions.

The Portfolios have elected to mark-to-market their investments in Passive Foreign Investment Companies (“PFICs”) for Federal income tax purposes. The Portfolios also treat the deferred loss associated with current and prior year wash sales as an adjustment to the cost of investments for tax purposes. The cost of investments for Federal income tax purposes and related gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) at December 31, 2007 were as follows (in thousands):

Portfolio	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation / (Depreciation)
Global Growth	$44,255	$2,015	$1,923	$92
Institutional International Growth	1,622,809	597,555	77,461	520,094
Institutional International Equity	482,433	148,079	15,268	132,811
International Small Cap Growth	368,775	61,235	26,072	35,163
Emerging Markets Growth	866,529	313,902	30,837	283,065
Bond	66,754	1,158	485	673

December 31, 2007	William Blair Funds 43

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal income tax regulations that may differ from U.S. generally accepted accounting principles. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period. In addition, the Portfolios may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax basis distributions. The reclassifications were reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. generally accepted accounting principles. The reclassifications generally relate to section 988 currency gains and losses, and recharacterization of unrealized appreciation on PFICs (Passive Foreign Investment Corporations). These reclassifications have no impact on the net asset values of the Portfolio. Accordingly, at December 31, 2007, the following reclassifications were recorded (in thousands):

Portfolio	Undistributed Net Investment Income/(Loss)	Accumulated Undistributed Net Realized Gain/ (Loss)	Capital Paid In Excess of Par Value
Global Growth	$(7)	$10	$(3)
Institutional International Growth	21,848	(21,850)	2
Institutional International Equity	1,102	(1,102)	—
International Small Cap Growth	(570)	570	—
Emerging Markets Growth	(373)	373	—
Bond	7	—	(7)

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. The tax character of distributions paid during 2007 and 2006 was as follows (in thousands):

	Distributions Paid In 2007		Distributions Paid In 2006
Portfolio	Ordinary Income	Long-Term Capital Gains	Ordinary Income		Long-Term Capital Gains
Global Growth	$17	$—	$	N/A	$	N/A
Institutional International Growth	39,677	295,027		48,076		201,874
Institutional International Equity	24,899	41,300		6,495		1,892
International Small Cap Growth	9,634	20,840		983		—
Emerging Markets Growth	71,085	136,562		1,585		3,364
Bond	1,892	—		N/A		N/A

As of December 31, 2007, the components of distributable earnings on a tax basis were as follows (in thousands):

Portfolio	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Undistributed Long-Term Gain	Net Unrealized Appreciation / (Depreciation)
Global Growth	$—	$451	$—	$92
Institutional International Growth	1,671	12,076	58,040	520,094
Institutional International Equity	1,946	4,046	4,541	132,811
International Small Cap Growth	—	1,617	4,880	35,163
Emerging Markets Growth	10,054	299	31,708	283,065
Bond	—	139	—	673

At December 31, 2007, the Global Growth and Bond Portfolios have $126 and $135 (in thousands), respectively, of unused capital loss carryforwards available for Federal income tax purposes to be applied against future gains, if any. If not applied, the carryforwards will expire in 2015. The International Growth, International Equity, International Small Cap Growth and Emerging Markets Growth Portfolios have no unused capital loss carryforwards.

For the period November 1, 2007 through December 31, 2007, the following Portfolios incurred net realized capital, foreign currency losses or PFIC losses. Each Portfolio intends to treat this loss as having occurred in fiscal year 2008 for Federal income tax purposes (in thousands):

Portfolio	Capital Amount	Currency Amount	PFIC Amount
Global Growth	$308	$5	$11
Institutional International Growth	—	—	12,075
Institutional International Equity	—	83	3,962
International Small Cap Growth…	—	—	1,613
Emerging Markets Growth …….	—	299	—
Bond	4	—	—

44 Annual Report	December 31, 2007

(h) Repurchase Agreements

The Portfolios may enter into repurchase agreements with its custodian, State Street Bank & Trust Company, whereby the Portfolios acquire ownership of a debt security and the custodian agrees, at the time of sale, to repurchase the debt security from the Portfolios at a mutually agreed upon time and price. The Portfolios’ policy is to take possession of the debt security as collateral under the repurchase agreements. The Portfolios minimize credit risk by monitoring credit exposure to the custodian and by monitoring the collateral value on an ongoing basis.

(i) Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

(2) Accounting Pronouncement

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards No. 157, “Fair Value Measurements” (FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. Management is currently evaluating the impact that FAS 157 will have on the Funds’ financial statements.

(3) Transactions with Affiliates

(a) Management and Expense Limitation Agreements

The Institutional International Growth and Institutional International Equity Portfolios have a management agreement with William Blair & Company L.L.C. (the “Company”) for investment advisory, administrative, and other accounting services. The Portfolios pay the Company an annual fee, payable monthly, based on a specified percentage of its average daily net assets. A summary of the annual rates expressed as a percentage of average daily net assets is as follows:

First $500 million	1.00%
Next $500 million	0.95%
In excess of $1 billion	0.90%

The Global Growth and International Small Cap Growth Portfolio pay the Company a 1.00% annual fee payable monthly, based on its average daily net assets. The Emerging Markets Growth Portfolio pays the Company a 1.10% annual fee payable monthly, based on its average daily net assets. The Bond Portfolio pays the Company a 0.30% annual fee payable monthly, based on its average daily net assets.

All of the Portfolios, except Institutional International Growth Fund, have also entered into Expense Limitation Agreements with the Company. Under the terms of these Agreements, the Company has agreed to waive its advisory fees and absorb other operating expenses through April 30, 2008, if total expenses of the Institutional Share Class of the Global Growth Portfolio exceed 1.15%, Institutional International Equity Portfolios exceed 1.10% of average daily net assets, 1.25% of average daily net assets for the Institutional Share Classes of the International Small Cap Growth and Emerging Markets Growth Portfolios or 0.35% of average daily net assets for the Institutional Share Class of the Bond Portfolio.

For a period of three years subsequent to the commencement of operations of the Portfolio, the Company is entitled to reimbursement from the Global Growth, International Small Cap Growth, Emerging Markets Growth and Bond Portfolios for previously waived fees and expenses to the extent the overall expense ratio remains below the percentages indicated. The total amount available for recapture at December 31, 2007 is $50, $134, $566 and $66 (in thousands) for Global Growth, International Small Cap Growth, Emerging Markets Growth and Bond Portfolios, respectively. As a result, the total expense ratio for a Portfolio during the period the agreement is in effect, will not fall below the percentage indicated. The Company’s right to be reimbursed under the Expense Limitation Agreement for the Institutional International Equity Fund expired December 1, 2007. Under this provision, the Institutional International Equity Fund reimbursed the Advisor $182,000 during the year ended 2007.

December 31, 2007	William Blair Funds 45

For the year ended December 31, 2007, the investment advisory fees incurred by the Portfolio and related fee waivers were as follows (in thousands):

Portfolio	Gross Advisory Fee	Fee Waiver	Net Advisory Fee	Expenses (Recovered) or Absorbed by Advisor
Global Growth	$83	$50	$33	$—
Institutional International Growth	19,530	—	19,530	—
Institutional International Equity	6,138	—	6,138	(182)
International Small Cap Growth	3,395	—	3,395	—
Emerging Markets Growth	11,212	—	11,212	—
Bond	114	66	48	—

(b) Trustees Fees

The Portfolios incurred fees of $52 (in thousands) to non-interested trustees of the Fund for the year ended December 31, 2007. Interested trustees are not compensated by the Fund.

(c) Investments in Affiliated Portfolio

Pursuant to the rules of the 1940 Act, each of the Portfolios of the Fund may invest in the William Blair Ready Reserves Portfolio (“Ready Reserves”), an open-end money market portfolio managed by the Company. Ready Reserves Portfolio is used as a cash management option to the other Portfolios in the Fund. The Company waives management fees and shareholder service fees earned from the other Portfolios investment in the Ready Reserves Fund. The fees waived with respect to the Portfolio for the year ended December 31, 2007 are listed below. Distributions received from Ready Reserves are reflected as “Dividend income from affiliated Fund” in the Portfolio’s statement of operations. Amounts relating to the Portfolio’s investments in Ready Reserves were as follows for the year ended December 31, 2007 (in thousands):

Portfolio	Purchases	Sales Proceeds	Fees Waived	Dividend Income	Value	Percent of Net Assets
Global Growth	$1,006	$—	$1	$6	$1,006	2.2%
Institutional International Growth	3	—	—	2	55	—
Institutional International Equity	8,696	9,350	24	196	3,352	0.5
International Small Cap Growth	1,127	4,158	16	127	2,197	0.5
Emerging Markets Growth	61	—	7	60	1,326	0.1

(4) Investment Transactions

Investment transactions, excluding money market instruments, for the year ended December 31, 2007, were as follows (in thousands):

Portfolio	Purchases	Sales
Global Growth	$47,499	$4,998
Institutional International Growth	1,252,211	1,414,650
Institutional International Equity	398,798	484,100
International Small Cap Growth	426,569	287,284
Emerging Markets Growth	990,619	1,006,710
Bond	84,871	21,593

(5) Foreign Currency Forward Contracts

To protect itself against a decline in the value of foreign currency against the U.S. dollar, each Portfolio enters into foreign currency forward contracts with its custodian and others. The Portfolio bears the market risk that arises from changes in foreign currency rates and bears the credit risk if the counterparty fails to perform under the contract. The net realized and unrealized gains and losses associated with foreign currency forward contracts are reflected in the accompanying financial statements.

46 Annual Report	December 31, 2007

(6) Fund Share Transactions

The following table summarizes the activity in capital shares of each Portfolio (in thousands):

	Dollars
	For the year ended December 31, 2007
Portfolio	Sales	Reinvested Distributions	Redemptions	Net change in Net Assets relating to fund share activity
Global Growth (a)	$—	$—	$—	$—
Institutional International Growth	189,014	329,680	268,777	249,917
Institutional International Equity	16,134	61,204	94,632	(17,294)
International Small Cap Growth	79,703	16,816	17,647	78,872
Emerging Markets Growth	115,480	142,732	94,489	163,723
Bond (b)	11,518	341	—	11,859

	Dollars
	For the year ended December 31, 2006
Portfolio	Sales	Reinvested Distributions	Redemptions	Net change in Net Assets relating to fund share activity
Global Growth (a)	$—	$—	$—	$—
Institutional International Growth	144,396	244,472	188,067	200,801
Institutional International Equity	281,476	7,436	15,351	273,561
International Small Cap Growth	103,040	593	11,665	91,968
Emerging Markets Growth	346,626	3,326	110,338	239,614
Bond (b)	—	—	—	—

	Shares
	For the year ended December 31, 2007
Portfolio	Sales	Reinvested Distributions	Redemptions	Net change in Net Assets relating to fund share activity
Global Growth (a)	—	—	—	—
Institutional International Growth	9,488	17,811	12,302	14,997
Institutional International Equity	1,042	4,229	6,063	(792)
International Small Cap Growth	5,483	1,251	1,210	5,524
Emerging Markets Growth	5,513	6,742	3,926	8,329
Bond (b)	1,153	34	—	1,187

	Shares
	For the year ended December 31, 2006
Portfolio	Sales	Reinvested Distributions	Redemptions	Net change in Net Assets relating to fund share activity
Global Growth (a)	—	—	—	—
Institutional International Growth	7,491	12,799	9,426	10,864
Institutional International Equity	21,737	527	1,172	21,092
International Small Cap Growth	8,638	45	923	7,760
Emerging Markets Growth	13,777	62	500	13,339
Bond (b)	—	—	—	—

(a)	For the period from October 15, 2007 (Commencement of Operations) to December 31, 2007.
(b)	For the period from May 1, 2007 (Commencement of Operations) to December 31, 2007.

December 31, 2007	William Blair Funds 47

Financial Highlights

Global Growth Fund

Institutional Share Class

	Period Ended December 31,
	2007(a)

Net asset value, beginning of year	$10.00
Income from investment operations:
Net investment income (d)		(0.01)
Net realized and unrealized gain on investments		(0.06)

Total from investment operations		(0.07)
Less distributions from:
Net investment income	—
Net realized gain	—

Total distributions	—

Net asset value, end of year	$9.93

Total return (%)	(0.70	)%(b)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.15	(c)
Expenses, before waivers and reimbursements	1.74	(c)
Net investment income (loss), net of waivers and reimbursements	0.29	(c)
Net investment income (loss), before waivers and reimbursements	(0.30	)(c)

	Period Ended December 31,
	2007(a)

Supplemental data for all classes:
Net assets at end of year (in thousands)	$45,576
Portfolio turnover rate (%)	63	(c)

(a)	For the period from October 15, 2007 (Commencement of Operations) to December 31, 2007.
(b)	Total return is not annualized for periods less than one year.
(c)	Rates are annualized for periods that are less than a year.
(d)	Excludes $0.00 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the period ended December 31, 2007.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher that the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds. com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

48 Annual Report	December 31, 2007

Financial Highlights

Institutional International Growth Fund

	Years Ended December 31,
	2007	2006	2005	2004	2003
Net asset value, beginning of year	$19.39	$18.11	$16.06	$13.60	$9.57
Income from investment operations:
Net investment income (a)	0.15	0.11	0.09	0.03	0.07
Net realized and unrealized gain (loss) on investments	3.30	4.09	3.53	2.44	3.99

Total from investment operations	3.45	4.20	3.62	2.47	4.06
Less distributions from:
Net investment income	0.35	0.38	0.15	0.01	0.03
Net realized gain	3.29	2.54	1.42	—	—

Total distributions	3.64	2.92	1.57	0.01	0.03

Net asset value, end of year	$19.20	$19.39	$18.11	$16.06	$13.60

Total return (%)	18.49	23.45	22.76	18.15	42.47
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.02	1.03	1.05	1.10	1.10
Expenses, before waivers and reimbursements	1.02	1.03	1.05	1.11	1.16
Net investment income (loss), net of waivers and reimbursements	0.74	0.54	0.52	0.18	0.37
Net investment income (loss), before waivers and reimbursements	0.74	0.54	0.52	0.17	0.31

	Years Ended December 31,
	2007	2006	2005	2004	2003
Supplemental data:
Net assets at end of year (in thousands)	$2,145,312	$1,875,341	$1,555,414	$1,223,436	$477,511
Portfolio turnover rate (%)	61	74	74	72	56

(a)	Excludes $0.06, $0.29, $0.25, $0.10, and $0.06 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2007, 2006, 2005, 2004 and 2003, respectively.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher that the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds. com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

December 31, 2007	William Blair Funds 49

Financial Highlights

Institutional International Equity Fund

	Years Ended December 31,
	2007	2006	2005	2004(a)
Net asset value, beginning of year	$14.27	$12.04	$10.20	$10.00
Income from investment operations:
Net investment income (b)	0.13	0.07	—	—
Net realized and unrealized gain (loss) on investments	2.42	2.37	1.86	0.20

Total from investment operations	2.55	2.44	1.86	0.20
Less distributions from:
Net investment income	0.22	0.16	0.02	—
Net realized gain	1.57	0.05	—	—

Total distributions	1.79	0.21	0.02	—

Net asset value, end of year	$15.03	$14.27	$12.04	$10.20

Total return (%)	18.36	20.22	18.26	2.00
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.09	1.10	1.10	1.10	(c)
Expenses, before waivers and reimbursements	1.06	1.12	1.35	2.46	(c)
Net investment income (loss), net of waivers and reimbursements	0.86	0.50	0.31	(0.21	)(c)
Net investment income (loss), before waivers and reimbursements	0.89	0.48	0.06	(1.57	)(c)

	Years Ended December 31,
	2007	2006	2005	2004
Supplemental data:
Net assets at end of year (in thousands)	$618,179	$598,375	$250,929	$27,384
Portfolio turnover rate (%)	66	79	84	45	(c)

(a)	For the period from December 1, 2004 (Commencement of Operations) to December 31, 2004.
(b)	Excludes $0.01, $0.23, $0.27 and $0.01 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2007, 2006, 2005 and 2004, respectively.
(c)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher that the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds. com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

50 Annual Report	December 31, 2007

Financial Highlights

International Small Cap Growth Fund

Institutional Share Class

	Years Ended December 31,
	2007	2006	2005(a)
Net asset value, beginning of year	$13.43	$11.16	$10.00
Income from investment operations:
Net investment income (loss)(b)	0.05	(0.01)	—
Net realized and unrealized gain on investments	1.72	2.34	1.16

Total from investment operations	1.77	2.33	1.16
Less distributions from:
Net investment income	0.12	0.01	—	(c)
Net realized gain	1.04	0.05	—

Total distributions	1.16	0.06	—

Net asset value, end of year	$14.04	$13.43	$11.16

Total return (%)	13.53	20.86	11.62
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.14	1.25	1.25	(d)
Expenses, before waivers and reimbursements	1.14	1.31	2.17	(d)
Net investment income (loss), net of waivers and reimbursements	0.32	(0.12)	0.00	(d)
Net investment income (loss), before waivers and reimbursements	0.32	(0.18)	(0.92	)(d)

	Years Ended December 31,
	2007	2006	2005(a)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$401,459	$231,969	$50,534
Portfolio turnover rate (%)	88	109	127	(d)

(a)	For the period from November 1, 2005 (Commencement of Operations) to December 31, 2005.
(b)	Excludes $0.05, $0.00, and $0.11 of PFIC mark to market which is treated as ordinary income for Federal tax purposes, for the years ended 2007, 2006 and 2005, respectively.
(c)	Distribution less than $0.01 per share.
(d)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher that the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds. com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

December 31, 2007	William Blair Funds 51

Financial Highlights

Emerging Markets Growth Fund

Institutional Share Class

	Years Ended December 31,
	2007	2006	2005(a)
Net asset value, beginning of year	$19.54	$14.20	$10.00
Income from investment operations:
Net investment income (loss)(b)	(0.01)	0.02	0.01
Net realized and unrealized gain on investments	7.27	5.44	4.27

Total from investment operations	7.26	5.46	4.28
Less distributions from:
Net investment income	0.19	0.01	—
Net realized gain	4.54	0.11	0.08

Total distributions	4.73	0.12	0.08

Net asset value, end of year	$22.07	$19.54	$14.20

Total return (%)	38.21	38.49	42.82
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.25	1.25	1.25	(c)
Expenses, before waivers and reimbursements	1.25	1.32	1.61	(c)
Net investment income (loss), net of waivers and reimbursements	(0.05)	0.09	0.19	(c)
Net investment income (loss), before waivers and reimbursements	(0.05)	0.02	(0.17	)(c)

	Year Ended December 31,
	2007	2006	2005(a)
Supplemental data for all classes:
Net assets at end of year (in thousands)	$1,165,854	$813,649	$249,348
Portfolio turnover rate (%)	100	113	77	(c)

(a)	For the period from June 6, 2005 (Commencement of Operations) to December 31, 2005.
(b)	Excludes $0.21, $0.00 and $0.11 of PFIC mark to market which is treated as ordinary income for Federal tax purposes, for the years ended 2006 and 2005, respectively.
(c)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher that the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds. com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

52 Annual Report	December 31, 2007

Financial Highlights

Bond Fund

Institutional Share Class

	Period Ended December 31,
	2007(a)

Net asset value, beginning of year	$10.00
Income from investment operations:
Net investment income	0.32
Net realized and unrealized gain on investments	0.03

Total from investment operations	0.35
Less distributions from:
Net investment income	0.35
Net realized gain	—	(b)

Total distributions	0.35

Net asset value, end of year	$10.00

Total return (%)	3.57	(c)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	0.35	(d)
Expenses, before waivers and reimbursements	0.52	(d)
Net investment income (loss), net of waivers and reimbursements	5.09	(d)
Net investment income (loss), before waivers and reimbursements	4.92	(d)

	Year Ended December 31,
	2007(a)

Supplemental data for all classes:
Net assets at end of year (in thousands)	$68,483
Portfolio turnover rate (%)	38	(d)

(a)	For the period from May 1, 2007 (Commencement of Operations) to December 31, 2007.
(b)	Distribution is less than $0.01 per share.
(c)	Total returns are not annualized for periods that are less than a year.
(d)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher that the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds. com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

December 31, 2007	William Blair Funds 53

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders

William Blair Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Global Growth Fund, Institutional International Growth Fund, Institutional International Equity Fund, International Small Cap Growth Fund, Emerging Markets Growth Fund and Bond Fund (collectively, the “Portfolios”) (six of the Portfolios constituting the William Blair Funds) as of December 31, 2007, and the related statements of operations, statements of changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned Portfolios of the William Blair Funds at December 31, 2007, the results of their operations, changes in their net assets and financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

February 21, 2008

54 Annual Report	December 31, 2007

Trustees and Officers. (Unaudited) The trustees and officers of the William Blair Funds as of December 31, 2007, their year of birth, their principal occupations during the last five years, their affiliations, if any, with William Blair & Company, L.L.C., and other significant affiliations are set forth below. The address of each trustee and officer is 222 West Adams Street, Chicago, Illinois 60606.

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer
Interested Trustees
Frederick Conrad Fischer, 1934*	Chairman of the Board of Trustees	Since 1987	Principal, William Blair & Company, L.L.C.; Partner, APM Limited Partnership	17	Trustee Emeritus, Chicago Child Care Society, a non-profit organization; Trustee Emeritus, Kalamazoo College

Michelle R. Seitz, 1965*	Trustee and President	Since 2007	Principal, William Blair & Company, L.L.C.	17	N/A
Non-Interested Trustees

Ann P. McDermott, 1939	Trustee	Since 1996	Board member and officer for various civic and charitable organizations over the past thirty years; professional experience prior thereto, registered representative for New York Stock Exchange firm	17	Northwestern University, Women’s Board; Rush Presbyterian St. Luke’s Medical Center, Women’s Board; University of Chicago, Women’s Board; Visiting Nurses Association, Honorary Director

Phillip O. Peterson, 1944	Trustee	Since 2007	Trustee of Strong Funds Liquidating Trusts since 2005 and President, Strong Mutual Funds, 2004-2005; formerly, Partner, KPMG LLP	17	The Hartford Group of Mutual Funds (87 portfolios)

Donald J. Reaves, 1946	Trustee	Since 2004	Chancellor, Winston- Salem State University; formerly, Vice President for Administration and Chief Financial Officer, University of Chicago 2002-2007.	17	American Student Assistance Corp., guarantor of student loans; Amica Mutual Insurance Company

Donald L. Seeley, 1944	Trustee	Since 2003	Director, Applied Investment Management Program, University of Arizona Department of Finance; formerly, Vice Chairman and Chief Financial Officer, True North Communications, Inc., marketing communications and advertising firm	17	Warnaco, Group Inc., intimate apparel, sportswear and swimwear manufacturer; Center for Furniture Craftmanship (not-for-profit)

Thomas J. Skelly, 1951	Trustee	Since 2007	Director and Investment Committee Chairman of the U.S. Accenture Foundation Inc.; formerly, Managing Partner of various divisions at Accenture	17	Clayton Holdings, Inc., provider of information-based analytics, consulting and outsourced services to various financial institutions and investors

Robert E. Wood II, 1938	Trustee	Since 1999	Retired; formerly Executive Vice President, Morgan Stanley Dean Witter	17	Chairman, Add-Vision, Inc., manufacturer of surface animation systems; Chairman Micro-Combustion, LLC

December 31, 2007	William Blair Funds 55

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee/Officer
Officers
Karl W. Brewer, 1966	Senior Vice President	Since 2000	Principal, William Blair & Company, L.L.C.	N/A

Harvey H. Bundy, III, 1944	Senior Vice President	Since 2003	Principal, William Blair & Company, L.L.C.	N/A

Mark A. Fuller, III, 1957	Senior Vice President	Since 1993	Principal, William Blair & Company, L.L.C.	Partner, Fulsen Howney Partners

James S. Golan, 1961	Senior Vice President	Since 2005	Principal, William Blair & Company, L.L.C.	N/A

W. George Greig, 1952	Senior Vice President	Since 1996	Principal, William Blair & Company, L.L.C.	N/A

Michael A. Jancosek, 1959	Senior Vice President Vice President	Since 2004 2000-2004	Principal, William Blair & Company L.L.C. Associate, William Blair & Company, L.L.C.	N/A

John F. Jostrand, 1954	Senior Vice President	Since 1999	Principal, William Blair & Company, L.L.C.	N/A

James S. Kaplan, 1960	Senior Vice President Vice President	Since 2004 1995-2004	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.	N/A

Robert C. Lanphier, IV, 1956	Senior Vice President	Since 2003	Principal, William Blair & Company, L.L.C.	Chairman, AG. Med, Inc.

Todd M. McClone, 1968	Senior Vice President Vice President	Since 2006 2005-2006	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.	N/A

David S. Mitchell, 1960	Senior Vice President Vice President	Since 2004 2003-2004	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.	N/A

Gregory J. Pusinelli, 1958	Senior Vice President	Since 1999	Principal, William Blair & Company, L.L.C.	N/A

David P. Ricci, 1958	Senior Vice President	Since 2006	Principal, William Blair & Company, L.L.C.	N/A

Jeffrey A. Urbina, 1955	Senior Vice President	Since 1998	Principal, William Blair & Company, L.L.C.	N/A

56 Annual Report	December 31, 2007

Name and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee/Officer

Christopher T. Vincent, 1956	Senior Vice President Vice President	Since 2004 2002-2004	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.; former Managing Director/Senior Portfolio Manager, Zurich Scudder Investments	Uhlich Children’s Home

Colin J. Williams, 1975	Senior Vice President	Since 2007	Principal, William Blair & Company, L.L.C.; formerly Andersen Consulting and Allegiance Healthcare	N/A

Richard W. Smirl, 1967	Chief Compliance Officer	Since 2004	Principal, William Blair & Company, L.L.C.; former Chief Legal Officer, Strong Capital Management	N/A

Benjamin J. Armstrong, 1965	Vice President	Since 2007	Associate, William Blair & Company, LLC.

David C. Fording, 1967	Vice President	Since 2006	Associate, William Blair & Company, L.L.C.; former Portfolio Manager, TIAA-CREF	N/A

Chad M. Kilmer, 1975	Vice President	Since 2006	Associate, William Blair & Company, L.L.C.; former analyst and Portfolio Manager, US Bancorp Asset Management, and analyst Gabelli Woodland Partners.	N/A

Mark T. Leslie, 1967	Vice President	Since 2005	Associate, William Blair & Company, L.L.C.; former Portfolio Manager, U.S. Bancorp Asset Management	N/A

Terence M. Sullivan, 1944	Vice President and Treasurer	Since 1997	Associate, William Blair & Company, L.L.C.	N/A

Colette M. Garavalia, 1961	Secretary	Since 2000	Associate, William Blair & Company, L.L.C.	N/A

*	Mr. Fischer and Ms. Seitz are interested persons of the William Blair Funds because each is a principal of William Blair & Company, L.L.C., the Funds’ investment advisor, principal underwriter and distributor.
(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement or removal as provided in the Fund’s Declaration of Trust. Retirement for non-interested Trustees occurs no later than at the conclusion of the first regularly scheduled Board meeting of the Fund’s fiscal year that occurs after the Trustee’s 72nd birthday. The Fund’s officers are elected annually by the Trustees.

The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.

December 31, 2007	William Blair Funds 57

During the six months ended December 31, 2007, the Board approved the Fund’s Management Agreement with the Advisor, on behalf of the Global Growth Portfolio of the Fund. The Management Agreement with respect to the Portfolio was approved by the Board of Trustees, including all of the Trustees who are not parties to such agreement or interested persons of any such party, on July 24, 2007. The Board, including a majority of the Independent Trustees, determined that approval of the Management Agreement was in the best interests of the Portfolio. On July 23 and 24, 2007, the Independent Trustees met separately from the “interested” trustees of the Fund and officers and employees of the Advisor to consider approval of the Management Agreement. The Independent Trustees reviewed materials provided by the Advisor for the approval of the Management Agreement and were assisted by independent legal counsel in making their determination. The Board, including the Independent Trustees, did not identify any single factor or group of factors as all important or controlling and considered all factors together.

Nature, Quality and Extent of Services. In evaluating the nature, quality and extent of services expected to be provided by the Advisor to the Portfolio, the Board noted that the Advisor is a quality firm with a reputation for integrity and honesty that employs high quality people. The Board considered biographical information about the Portfolio’s portfolio manager, financial information regarding the Advisor, the compliance regime created by the Advisor and the proposed financial support of the Portfolio. The Board considered the Advisor’s experience in managing new funds. Based upon all relevant factors, the Board concluded that the nature, quality and extent of the services to be provided by the Advisor to the Portfolio are expected to be satisfactory.

Fees and Expenses. The Board reviewed the Portfolio’s proposed advisory fee and estimated expense ratio and reviewed information comparing the advisory fee and expense ratio to a Lipper peer group. The Lipper peer group for the Portfolio consists of a group of funds with a similar investment style as the Portfolio. The Board considered that the Advisor has proposed to cap total expenses, including waiving advisory fees, if necessary, for the Portfolio. The Board also reviewed the Advisor’s fee schedule for a Global Growth SICAV (a Luxembourg based collective investment vehicle) that the Advisor intends to offer.

In considering the information, the Board noted that the proposed advisory fee for the Portfolio was above the median of the peer group, but that such advisory fee was within an acceptable range of the peer group and consistent with reasonable expectations in light of the nature, quality and extent of services expected to be provided by the Advisor. On the basis of the information provided, the Board concluded that the proposed advisory fee, coupled with the Advisor’s expense limitation agreement, was reasonable and appropriate in light of the nature, quality and extent of services to be provided by the Advisor.

Profitability. With respect to the estimated profitability of the Management Agreement to the Advisor, the Board considered the overall fees expected to be paid under the Management Agreement, the expected size of the Portfolio and the Advisor’s expense limitation agreement. The Board concluded that the expected profits to be realized by the Advisor were not unreasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Portfolio grows and whether fee levels reflect these economies of scale. The Board considered whether the proposed advisory fee is reasonable in relation to the projected asset size of the Portfolio. In considering whether fee levels reflect economies of scale for the benefit of Portfolio investors, the Board reviewed the Portfolio’s advisory fee compared to peer funds, the Portfolio’s projected asset size, the Portfolio’s estimated expense ratio and the proposed expense cap, and concluded that the advisory fee was reasonable.

Other Benefits to the Advisor. The Board considered benefits to be derived by the Advisor from its relationship with the Portfolio. The Board concluded that, after taking into account these benefits, the proposed advisory fee was reasonable.

Conclusion. Based upon all of the information considered and the conclusions reached, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the approval of the Management Agreement is in the best interests of the Portfolio.

58 Annual Report	December 31, 2007

Additional Information (unaudited)

Proxy Voting

A description of the policies and procedures that the William Blair Institutional International Growth Fund, the William Blair Institutional International Equity Fund, the William Blair International Small Cap Growth Fund and the William Blair Emerging Markets Growth Fund and the William Blair Bond Fund use to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840), at www.williamblairfunds.com and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s Forms N-Q are also available on the Fund’s website at www.williamblairfunds.com.

December 31, 2007	William Blair Funds 59

Useful Information About Your Report (unaudited)

Please refer to this information when reviewing the Expense Example for each Portfolio.

Expense Example

As a shareholder of a Portfolio, you incur ongoing costs, including management fees and other Portfolio expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare the Portfolio’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2007 to December 31, 2007.

Actual Expenses

In each example, the first line for each share class in the table provides information about the actual account values and actual expenses. These expenses reflect the effect of any expense cap applicable to the share class during the period. Without this expense cap, the costs shown in the table would have been higher. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

In each example, the second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in both examples are meant to highlight your ongoing costs only and do not reflect any transactional costs or account type fees. These fees are fully described in the prospectus. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.

60 Annual Report	December 31, 2007

Fund Expenses (Unaudited)

The examples below show you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to previous page for a detailed explanation of the information presented on this chart.

	Beginning Account Value 7/1/2007	Ending Account Value 12/31/2007	Expenses Paid during Period(a)	Annualized Expense Ratio
Global Growth Institutional Share Class
Actual return (since inception period)(b)	$1,000.00	$993.00	$2.45	1.15%
Hypothetical 5% return (6 month period)	1,000.00	1,008.23	5.82	1.15

Institutional International Growth Fund
Actual return	1,000.00	1,059.30	5.29	1.02
Hypothetical 5% return	1,000.00	1,020.06	5.19	1.02

Institutional International Equity Fund
Actual return	1,000.00	1,077.90	5.71	1.09
Hypothetical 5% return	1,000.00	1,019.71	5.55	1.09

International Small Cap Growth Fund Institutional Share Class
Actual return	1,000.00	990.70	5.72	1.14
Hypothetical 5% return	1,000.00	1,019.14	5.80	1.14

Emerging Markets Growth Fund Institutional Share Class
Actual return	1,000.00	1,183.50	6.88	1.25
Hypothetical 5% return	1,000.00	1,018.90	6.36	1.25

Bond Fund Institutional Share Class
Actual return	1,000.00	1,047.50	1.81	0.35
Hypothetical 5% return	1,000.00	1,023.44	1.79	0.35

(a)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period 181, and divided by 365 (to reflect the one-half year period).
(b)	For the period October 15, 2007 (Commencement of Operations) until December 31, 2007.

December 31, 2007	William Blair Funds 61

BOARD OF TRUSTEES

Frederick Conrad Fischer, Chairman

Principal, William Blair & Company, L.L.C.

Phillip O. Peterson

Retired Partner, KPMG LLP

Ann P. McDermott

Director and Trustee

Profit and not-for-profit organizations

Donald J. Reaves

Chancellor, Winston-Salem State University

Donald L. Seeley

Adjunct Lecturer and Director, University of Arizona Department of Finance

Thomas J. Skelly

Director and Investment Committee Chairman, U.S. Accenture Foundation Inc.

Michelle R. Seitz, President

Principal, William Blair & Company, L.L.C.

Robert E. Wood II

Retired Executive Vice President, Morgan Stanley Dean Witter

Officers

Karl W. Brewer, Senior Vice President

Harvey H. Bundy III, Senior Vice President

Mark A. Fuller, III, Senior Vice President

James S. Golan, Senior Vice President

W. George Greig, Senior Vice President

Michael A. Jancosek, Senior Vice President

John F. Jostrand, Senior Vice President

James S. Kaplan, Senior Vice President

Robert C. Lanphier, IV, Senior Vice President

Todd M. McClone, Senior Vice President

David S. Mitchell, Senior Vice President

Gregory J. Pusinelli, Senior Vice President

David P. Ricci, Senior Vice President

Jeffrey A. Urbina, Senior Vice President

Christopher T. Vincent, Senior Vice President

Colin J. Williams, Senior Vice President

Richard W. Smirl, Chief Compliance Officer

Benjamin J. Armstrong, Vice President

David C. Fording, Vice President

Chad M. Kilmer, Vice President

Mark T. Leslie, Vice President

Terence M. Sullivan, Vice President and Treasurer

Colette M. Garavalia, Secretary

Investment Advisor

William Blair & Company, L.L.C.

Independent Registered Public Accounting Firm

Ernst & Young LLP

Legal Counsel

Vedder Price PC

Transfer Agent

Boston Financial Data Services

P.O. Box 8506

Boston, MA 02266-8506

For customer assistance, call 1-800-635-2886

(Massachusetts 1-800-635-2840)

62 Annual Report	December 31, 2007

WILLIAM BLAIR FUNDS

INSTITUTIONAL FUNDS

- Global Growth Fund - Institutional Class Shares
- Institutional International Growth Fund
- Institutional International Equity Fund
- International Small Cap Growth Fund - Institutional Class Shares
- Emerging Markets Growth Fund - Institutional Class Shares
- Bond Fund - Institutional Class Shares

WILLIAM BLAIR FUNDS

222 West Adams Street
Chicago, IL 60606
800.742.7272 • www.williamblairfunds.com

©William Blair & Company, L.L.C., distributor

Item 2.	Code of Ethics

As of the end of the period covered by this Form N-CSR, the Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. Such code of ethics is posted on the Registrant’s website: www.williamblairfunds.com. There were no amendments to or waivers of the code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert

The Registrant’s Board of Trustees has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. Mr. Donald L. Seeley, the Registrant’s audit committee financial expert, is “independent” for purposes of Item 3 to Form N-CSR.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board of Trustees.

Item 4.	Principal Accountant Fees and Services

Audit Fees

For the fiscal years ended December 31, 2006 and 2007, Ernst & Young, LLP, the Registrant’s principal accountant (“E&Y), billed the Registrant $360,000 and $431,500, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

Audit-Related Fees

For the fiscal years ended December 31, 2006 and 2007, E&Y billed the Registrant $0 and $30,000, respectively for assurance and related services that are reasonably related to the performance of the audit of the Registrant’s financial statements and that are not reported above, such as reviewing prospectuses and SEC filings. For the fiscal years ended December 31, 2006 and 2007, E&Y provided no audit-related services to William Blair & Company L.L.C., the Registrant’s investment advisor (“William Blair”) or any of its control affiliates that were for engagements directly related to the Registrant’s operations and financial reporting.

Tax Fees

For the fiscal years ended December 31, 2006 and 2007, E&Y billed the Registrant $76,550 and $100,750, respectively, for professional services rendered for tax compliance, tax advice and tax planning. Such services consisted of preparation of tax returns, year-end distribution review, qualifying dividend income analysis and computation of foreign tax credit pass through. For the fiscal years ended December 31, 2006 and 2007, E&Y billed William Blair and its control affiliates for the services of $0 and $0, respectively that were for engagements directly related to the Registrant’s operations and financial reporting.

All Other Fees

For the fiscal years ended December 31, 2006 and 2007, E&Y did not bill the Registrant for products and services other than the services reported above. For the fiscal years ended December 31, 2006 and 2007, E&Y provided no other services to William Blair or any of its control affiliates that were for engagements directly related to the Registrant’s operations and financial reporting.

Audit Committee Pre-Approval Policies and Procedures

Pursuant to Registrant’s Audit Committee Charter (the “Charter”), the Audit Committee is responsible for pre-approving any engagement of the principal accountant to provide non-prohibited services to the Registrant, including the fees and other compensation to be paid to the principal accountant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. Pursuant to the Charter, the Audit Committee is also responsible for pre-approving any engagement of the principal accountant, including the fees and other compensation to be paid to the principal accountant, to provide non-audit services to the Registrant’s investment advisor (or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant), if the engagement relates directly to the operations and financial reporting of the Registrant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. The Chair of the Audit Committee may grant the pre-approval referenced above for non-prohibited and non-audit services. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

Non-Audit Fees

For the fiscal years ended December 31, 2006 and 2007, E&Y billed the Registrant $76,550 and $100,750, respectively, in non-audit fees (tax services). For the same periods, E&Y billed William Blair and its control affiliates $6,800 and $22,500, respectively, in non-audit fees. The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to William Blair or any of its control affiliates that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining E&Y’s independence. Such non-audit services primarily pertained to due diligence reviews performed for the Corporate Finance Group and subsidiary tax preparation of William Blair and did not relate to the Registrant’s operations or financial reporting.

Item 5.	Audit Committee of Listed Registrants

Not Applicable to this Registrant, insofar as the Registrant is not a listed company.

Item 6.	Schedule of Investments

See Schedule of Investments in Item 1

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.	Portfolio Managers of Closed Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 9.	Purchase of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the Registrant last provided disclosure in response to this item.

Item 11.

Controls and Procedures

(a) The Registrant’s principal executive and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c)) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3 (b) under the 1940 Act (17 CFR 270.30a-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the final quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits

12. (a) (1) Code of Ethics

Not applicable because it is posted on Registrant’s website.

12. (a) (2) (1)

Certification of Principal Executive Officer Required by Rule 30a-2(a) of the Investment Company Act

12. (a) (2) (2)

Certification of Principal Financial Officer Required by Rule 30a-2(a) of the Investment Company Act.

12. (a) (3)

Not applicable to this Registrant.

12. (b)

Certification of Chief Executive Officer and Certification of Chief Financial Officer Required by Rule 30a-2(b) of the Investment Company Act

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

William Blair Funds

/s/ Michelle R. Seitz
By:	Michelle R. Seitz
President (Chief Executive Officer)

Date: February 27, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated

/s/ Michelle R. Seitz

By:	Michelle R. Seitz
President (Chief Executive Officer)

Date: February 27, 2008

/s/ Terence M. Sullivan

By:	Terence M. Sullivan
Treasurer (Chief Financial Officer)

Date: February 27, 2008